EXECUTION VERSION REFINANCING FACILITY AGREEMENT AND AMENDMENT NO. 3 dated as of August 12, 2025 (this “Agreement”), relating to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 1, 2021 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England and Wales, TEREX INTERNATIONAL HOLDINGS 2 LIMITED, with company number 11541018, a limited company organized under the laws of England and Wales, and TEREX AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia, the LENDERS from time to time party thereto, the ISSUING BANKS from time to time party thereto, and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. A. Pursuant to and in accordance with Section 2.33 of the Existing Credit Agreement, Terex has requested that the Persons set forth on Schedule I hereto (the “2025 Refinancing Term Lenders”) provide Refinancing Term Loan Commitments (the “2025 Refinancing Term Loan Commitments”) to Terex in an aggregate amount equal to $1,246,874,999.50. B. Pursuant to and in accordance with Section 9.08 of the Existing Credit Agreement, the Borrowers have requested that the Revolving Credit Lenders party hereto (together with the 2025 Refinancing Term Lenders, the “Amendment No. 3 Lenders”), which constitutes all of the Revolving Credit Lenders under the Existing Credit Agreement, consent to the amendment of the Existing Credit Agreement on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement (as defined below). C. Pursuant to and in accordance with Sections 2.33 and 9.08 of the Existing Credit Agreement, the Borrowers have requested that the Existing Credit Agreement be amended as provided herein in order to provide for the terms of the 2025 Refinancing Term Loans (as defined below) on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement. D. (i) The 2025 Refinancing Term Lenders are willing to make the 2025 Refinancing Term Loans on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement and (ii) the Revolving Credit Lenders are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement. E. UBS Securities LLC, BofA Securities, Inc., Barclays Bank PLC, JPMorgan Chase Bank, N.A., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Bank, Ltd. and Santander Bank, N.A. have been appointed to act, and UBS Securities LLC, Barclays Bank PLC, JPMorgan Chase Bank, N.A., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Bank, Ltd. and Santander Bank, N.A. have agreed to act, as joint lead arrangers and joint bookrunners for the 2025 Refinancing Term Loan Commitments and the amendments as set forth herein (in such capacities, the “Amendment No. 3 Lead Arrangers”). State Bank of India, New York has been appointed to act, and State Bank of India, New York has agreed to act as a

2 documentation agent for the 2025 Refinancing Term Loan Commitments and the amendments as set forth herein. F. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms and Interpretation. Capitalized terms used and not defined herein (including in the introductory paragraphs hereto) shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. SECTION 2. 2025 Refinancing Term Loan Facility. (a) Effective as of the Amendment No. 3 Effective Date (as defined below) and on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement, each 2025 Refinancing Term Lender hereby agrees, severally and not jointly, to make term loans (the “2025 Refinancing Term Loans”) to Terex on the Amendment No. 3 Effective Date (as defined below) in an aggregate principal amount not to exceed the amount of the 2025 Refinancing Term Loan Commitment set forth opposite such 2025 Refinancing Term Lender’s name on Schedule I hereto. (b) Any Person that holds any U.S. Term Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Agreement (the “Existing Term Loans”, and each such Person, an “Existing Term Loan Lender”) may elect for a “cashless conversion” of 100% (or such lesser amount as may be notified to such Existing Term Loan Lender by the Administrative Agent) of its Existing Term Loans into 2025 Refinancing Term Loans in the same principal amount by indicating to the Administrative Agent of such election (such electing Existing Term Loan Lenders, the “Converting Term Loan Lenders”). It is understood and agreed that (i) simultaneously with the deemed making of 2025 Refinancing Term Loans by each Converting Term Loan Lender and the payment to such Converting Term Loan Lender of all accrued and unpaid fees and other amounts in respect of the Existing Term Loans in respect of such Converted Term Loan Amount (as defined below), such elected amount (or such lesser amount as may be notified to such Converting Term Loan Lender by the Administrative Agent) of the Existing Term Loans held by such Converting Term Loan Lender (the “Converted Term Loan Amount”) shall be deemed to be extinguished, repaid and no longer outstanding and such Converting Term Loan Lender shall thereafter hold 2025 Refinancing Term Loans in an aggregate principal amount equal to such Converting Term Loan Lender’s Converted Term Loan Amount, (ii) no Converting Term Loan Lender shall receive any repayment being made to other Existing Term Loan Lenders holding Existing Term Loans from the proceeds of the 2025 Refinancing Term Loans to the extent of such Converting Term Loan Lender’s Converted Term Loan Amount and (iii) any Existing Term Loan held by a Converting Term Loan Lender that is not so allocated to such Converting Term Loan Lender as a Converted Term Loan Amount shall be repaid in full on the Amendment No. 3 Effective Date together with all accrued and unpaid amounts owing to such Converting Term Loan Lender (in its capacity as an Existing Term Loan Lender) in respect of such amount.

3 (c) The proceeds of the 2025 Refinancing Term Loans that are made (or deemed to be made) on the Amendment No. 3 Effective Date, together with cash on hand at the Borrowers, will be used on the Amendment No. 3 Effective Date to repay the Existing Term Loans and to pay fees, costs and expenses in connection with this Agreement. (d) This Section 2 constitutes a Refinancing Facility Agreement in accordance with Section 2.33 of the Existing Credit Agreement. SECTION 3. Amendment to the Existing Credit Agreement. Effective as of the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended by inserting the language indicated in underlined text (indicated textually in the same manner as the following example: single-underlined text or double-underlined text) and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: stricken text or stricken text) as set forth in Exhibit A attached hereto (the Existing Credit Agreement as so amended, the “Amended Credit Agreement”). SECTION 4. Release of Subsidiary Borrower. The Lenders hereby authorize the Borrowers and the Administrative Agent to enter into a Release of Subsidiary Borrower in substantially the form attached as Exhibit B with respect to the European Borrower. SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each of the Amendment No. 3 Lenders that: (a) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). (b) At the time of and immediately after giving effect to this Agreement, the representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date; provided that (i) for purposes of the representations and warranties set forth in Article III of the Amended Credit Agreement, the word “Transactions” shall be deemed to be “transactions contemplated by Amendment No. 3” in each place it appears therein and (ii) for purposes of the representation and warranty set forth in Section 3.22 of the Amended Credit Agreement, the words “Amendment No. 2 Effective Date” shall be deemed to be “Amendment No. 3 Effective Date” in each place it appears therein.

4 (c) At the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing. SECTION 6. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Amendment No. 3 Effective Date”): (a) the Administrative Agent shall have received each of the following, each dated the Amendment No. 3 Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance reasonably satisfactory to the Administrative Agent: (i) counterparts of this Agreement that, when taken together, bear the signatures of Terex, each Subsidiary Borrower, each Subsidiary Guarantor, each Amendment No. 3 Lender and each Issuing Bank under the Amended Credit Agreement; (ii) (x) an officer’s certificate of each Loan Party, in form and substance reasonably acceptable to the Administrative Agent, with appropriate insertions and attachments, including (A) copies of resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, and, in the case of each Borrower, the borrowings hereunder and under the Amended Credit Agreement, (B) incumbency certifications, (C) certifications by a Responsible Officer that the certificate of incorporation or other similar organizational documents of each Loan Party certified by the relevant authority of the jurisdiction of organization, registration or incorporation of such Loan Party (or, in the case of a Subsidiary Borrower, if no such certification is available, comparable certification or an extract of such documents filed with an official registry, as available) and bylaws or other similar organizational documents of each Loan Party previously delivered to the Administrative Agent remain in full force and effect on the Amendment No. 3 Effective Date and at all times since the date of the resolutions referred to in clause (A) above and (D) in the case of a Loan Party incorporated under the laws of England and Wales, a certification that the borrowing, guaranteeing or securing (as applicable) of the Loans would not cause any borrowing, guaranteeing, security or similar limit binding on that Loan Party to be exceeded and (y) a good standing certificate (or to the extent that an equivalent concept exists in the relevant jurisdictions, a comparable document or the results of searches of official registries demonstrating good standing or lack of insolvency proceedings against such person, as available) for each Loan Party from its jurisdiction of organization, registration or incorporation; (iii) the executed legal opinion of (x) the General Counsel of Terex and (y) Fried, Frank, Harris, Shriver & Jacobson LLP, New York counsel to the Loan Parties, each of which shall be customary in form and substance and reasonably satisfactory to the Administrative Agent; (iv) a Borrowing Request, dated and delivered at least one Business Day prior to the Amendment No. 3 Effective Date, requesting the 2025 Refinancing Term Loans;

5 (v) a notice of prepayment with respect to all Existing Term Loans under the Existing Credit Agreement in accordance with the terms of Section 2.12 of the Existing Credit Agreement; (vi) a Solvency Certificate substantially in the form attached as Exhibit H of the Existing Credit Agreement certifying that Terex and its Subsidiaries, on a consolidated basis after giving effect to the transactions contemplated by this Agreement, are solvent; and (vii) a certificate of a Responsible Officer of Terex certifying as to the matters set forth in Section 5 hereto; (b) The Administrative Agent and the Amendment No. 3 Lead Arrangers shall have received, at least three Business Days prior to the Amendment No. 3 Effective Date, (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (ii) if the applicable Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Borrower, in each case of clauses (i) and (ii), that has been reasonably requested in writing at least ten Business Days in advance of the Amendment No. 3 Effective Date; and (c) Terex shall have paid to the Administrative Agent, for the account of the applicable Persons, including the Amendment No. 3 Lenders, all costs, fees, expenses (including without limitation legal fees and expenses) previously agreed in writing by the Administrative Agent and Terex to the extent due and to the extent due and payable on the Amendment No. 3 Effective Date (and, in the case of expenses, invoiced at least three Business Days prior to the Amendment No. 3 Effective Date). The Administrative Agent shall notify Terex and the Amendment No. 3 Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding. SECTION 7. Breakage Events. Notwithstanding anything to the contrary set forth in the Existing Credit Agreement, each Converting Term Lender hereby waives any right to payment pursuant to Section 2.16 of the Existing Credit Agreement in connection with any prepayment of its Existing Term Loans on the Amendment No. 3 Effective Date. SECTION 8. [Reserved]. SECTION 9. Applicable Law. THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF), SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTION 10. Jurisdiction; Consent to Service of Process. Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of the Federal court of the United States of America sitting in the Borough of

6 Manhattan or the Commercial Division of the New York Supreme Court and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding may be heard and determined only in such Federal court, or, if such court lacks subject matter jurisdiction, the Commercial Division of the New York Supreme Court, provided that suit for the recognition or enforcement of any judgment obtained in any such New York State or Federal court may be brought in any other court of competent jurisdiction, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any New York State court or in any such Federal court, (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and (d) agrees that a final and non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service of any process, summons, notice or document by registered mail addressed to you at the address above shall be effective service of process against you for any suit, action or proceeding brought in any such court. SECTION 11. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER. SECTION 12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), including both paper and electronic counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate or analogous capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents. SECTION 13. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement. SECTION 14. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 15. Consent and Reaffirmation. Terex, each Subsidiary Borrower and each Subsidiary Guarantor hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Collateral Agreement, the North Atlantic Guarantee Agreement and/or each of the other Security

7 Documents to which it is a party continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor or a North Atlantic Guarantor (as defined in the North Atlantic Guarantee Agreement)) of the Obligations and the pledge and/or grant (in the case of a Grantor (as defined in the Guarantee and Collateral Agreement)) of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations, including the 2025 Refinancing Term Loans, the Revolving Credit Commitments and the Revolving Credit Loans and other extensions of credit thereunder. Except as expressly set forth herein, the execution of this Agreement shall not (x) operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders or (y) constitute a waiver of any provision of any of the Loan Documents, and (v) the execution of this Agreement shall not (x) serve to effect a novation of the Obligations or (y) constitute a novation of the Existing Credit Agreement or any of the other Loan Documents. [Remainder of this page intentionally left blank]

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. TEREX CORPORATION, By /s/Scott J. Posner Name: Scott J. Posner Title: Senior Vice President, General Counsel and Secretary NEW TEREX HOLDINGS UK LIMITED, By /s/Scott J. Posner Name: Scott J. Posner Title: Director and Secretary TEREX INTERNATIONAL HOLDINGS 2 LIMITED, By /s/Scott J. Posner Name: Scott J. Posner Title: Director and Secretary

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] EXECUTED by TEREX AUSTRALIA PTY LTD ACN 010 671 048 in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors: /s/Jennifer Kong-Picarello Signature of director JENNIFER KONG-PICARELLO Name of director (block letters) ) ) ) ) ) ) ) ) ) ) ) ) /s/Scott J. Posner Signature of director/company secretary SCOTT J. POSNER Name of director/company secretary (block letters)

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] GENIE INDUSTRIES, INC., TEREX ADVANCE MIXER, INC., TEREX SOUTH DAKOTA, INC., TEREX WASHINGTON, INC., By /s/Scott J. Posner Name: Scott J. Posner Title: Vice President and Secretary TEREX USA, LLC, By /s/Scott J. Posner Name: Scott J. Posner Title: Senior Vice President and Secretary TEREX UTILITIES, INC., By /s/Scott J. Posner Name: Scott J. Posner Title: President and Secretary

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] UBS AG, STAMFORD BRANCH, as a 2025 Refinancing Term Lender, as a Revolving Credit Lender, as an Issuing Bank, as Administrative Agent and as Collateral Agent By /s/Massimo Ippolito Name: Massimo Ippolito Title: Associate Director By /s/Larcy Naval Name: Larcy Naval Title: Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] BANK OF AMERICA, N.A., as a Revolving Credit Lender and as an Issuing Bank By /s/Michael Contreras Name: Michael Contreras Title: Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] BARCLAYS BANK PLC, as a Revolving Credit Lender and as an Issuing Bank By /s/Charlene Saldanha Name: Charlene Saldanha Title: Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender and as an Issuing Bank By /s/Christopher A. Salek Name: Christopher A. Salek Title: Executive Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] BNP PARIBAS, as a Revolving Credit Lender and as an Issuing Bank By /s/ Aadil Zuberi ________________________ Name: Aadil Zuberi Title: Director By /s/ Zoe Lin ___________________________ Name: Zoe Lin Title: Vice President

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Credit Lender and as an Issuing Bank By /s/Renato Santos Name: Renato Santos Title: Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] HSBC UK BANK PLC, as a Revolving Credit Lender By /s/Jonathan O’Hara Name: Jonathan O’Hara Title: Relationship Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] MIZUHO BANK, LTD., as a Revolving Credit Lender and as an Issuing Bank By /s/Donna DeMagistris Name: Donna DeMagistris Title: Managing Director

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] SANTANDER BANK, N.A., as a Revolving Credit Lender and as an Issuing Bank By /s/Vincent Torsiello Name: Vincent Torsiello Title: Senior Vice President

[Signature Page to Refinancing Facility Agreement and Amendment No. 3] [[7968831]] [2025 REFINANCING TERM LENDER SIGNATURE PAGES TO BE POSTED SEPARATELY]

SCHEDULE I 2025 REFINANCING TERM LOAN COMMITMENTS [Omitted]

EXHIBIT A Amended Credit Agreement

EXHIBIT A AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 1, 2021, as amended May 8, 2023, as further amended July 21, 2024, and as further amended October 8, 2024, and as further amended August 12, 2025, among TEREX CORPORATION, CERTAIN OF ITS SUBSIDIARIES, THE LENDERS AND ISSUING BANKS NAMED HEREIN and UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent ________________ CREDIT SUISSE LOAN FUNDING LLC and BARCLAYS BANK PLC, as Joint Lead Arrangers and Joint Bookrunners, and BANK OF AMERICA, N.A., BNP PARIBAS, HSBC SECURITIES (USA) INC., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD. and SANTANDER BANK, N.A., as Joint Bookrunners NOTICE TO EUROPEAN BORROWER: Under the Irish Credit Reporting Act 2013, lenders are required to provide personal and credit information for credit applications and credit agreements of €500 and above to the Irish Central Credit Register. This information will be held on the Irish Central Credit Register and may be used by other lenders when making decisions on your credit applications and credit agreements.

TABLE OF CONTENTS Page ARTICLE I Definitions 1 SECTION 1.01. Defined Terms ......................................................................................................1 SECTION 1.02. Terms Generally.................................................................................................70 SECTION 1.03. Accounting .........................................................................................................71 SECTION 1.04. Exchange Rates .................................................................................................72 SECTION 1.05. Classification of Loans and Borrowings ..........................................................72 SECTION 1.06. Certain Calculations ..........................................................................................72 SECTION 1.07. Irish Law Terms .................................................................................................73 SECTION 1.08. Divisions .............................................................................................................73 SECTION 1.09. Rates ...................................................................................................................73 SECTION 1.10. Syndicated Loan.................................................................................................74 SECTION 1.11. Limited Condition Transactions........................................................................74 ARTICLE II The Credits 75 SECTION 2.01. Commitments and Loans ...................................................................................75 SECTION 2.02. Loans ..................................................................................................................76 SECTION 2.03. Borrowing Procedure ........................................................................................78 SECTION 2.04. Evidence of Debt; Repayment of Loans ............................................................79 SECTION 2.05. Fees ....................................................................................................................80 SECTION 2.06. Interest on Loans ...............................................................................................82 SECTION 2.07. Default Interest ..................................................................................................82 SECTION 2.08. Alternate Rate of Interest ..................................................................................83 SECTION 2.09. Termination and Reduction of Commitments ..................................................86 SECTION 2.10. Conversion and Continuation of Borrowings ..................................................87 SECTION 2.11. Repayment of Term Borrowings .......................................................................88 SECTION 2.12. Prepayment ........................................................................................................89 SECTION 2.13. Mandatory Prepayments ....................................................................................90 SECTION 2.14. Reserve Requirements; Change in Circumstances ..........................................93 SECTION 2.15. Change in Legality .............................................................................................94 SECTION 2.16. Indemnity ...........................................................................................................95 SECTION 2.17. Pro Rata Treatment ...........................................................................................95 SECTION 2.18. Sharing of Setoffs ..............................................................................................96 SECTION 2.19. Payments ............................................................................................................97 SECTION 2.20. Taxes ..................................................................................................................97 SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate .........................................................................................................101 SECTION 2.22. U.S. Swingline Loans ......................................................................................103 SECTION 2.23. Letters of Credit. ..............................................................................................105 SECTION 2.24. [Reserved] .........................................................................................................110 SECTION 2.25. Reporting Requirements of the Issuing Banks ...............................................110

SECTION 2.26. Additional Issuing Banks ................................................................................110 SECTION 2.27. Incremental Commitments ..............................................................................111 SECTION 2.28. Defaulting Lenders ..........................................................................................116 SECTION 2.29. Contract Loan Facilities ..................................................................................118 SECTION 2.30. Loan Modification Offers ................................................................................119 SECTION 2.31. United Kingdom Tax Matters ..........................................................................121 SECTION 2.32. Ireland Tax Matters .........................................................................................126 SECTION 2.33. Refinancing Facilities .....................................................................................130 SECTION 2.34. VAT. .................................................................................................................133 ARTICLE III Representations and Warranties 134 SECTION 3.01. Organization; Powers ......................................................................................134 SECTION 3.02. Authorization ...................................................................................................134 SECTION 3.03. Enforceability ...................................................................................................134 SECTION 3.04. Governmental Approvals .................................................................................135 SECTION 3.05. Financial Statements .......................................................................................135 SECTION 3.06. No Material Adverse Change ..........................................................................135 SECTION 3.07. Title to Properties; Possession Under Leases .................................................135 SECTION 3.08. Subsidiaries ......................................................................................................135 SECTION 3.09. Litigation; Compliance with Laws ..................................................................136 SECTION 3.10. Agreements .......................................................................................................136 SECTION 3.11. Federal Reserve Regulations ...........................................................................136 SECTION 3.12. Investment Company Act .................................................................................136 SECTION 3.13. Use of Proceeds ................................................................................................136 SECTION 3.14. Tax Returns ......................................................................................................137 SECTION 3.15. No Material Misstatements..............................................................................137 SECTION 3.16. Employee Benefit Plans ...................................................................................138 SECTION 3.17. Environmental Matters ....................................................................................138 SECTION 3.18. Insurance .........................................................................................................139 SECTION 3.19. Security Documents .........................................................................................139 SECTION 3.20. Location of Material Owned Real Property ....................................................140 SECTION 3.21. Labor Matters...................................................................................................141 SECTION 3.22. Solvency ............................................................................................................141 SECTION 3.23. Sanctions, Anti-Terrorism and Anti-Bribery Laws ........................................141 SECTION 3.24. Tax Residence ..................................................................................................143 ARTICLE IV Conditions 143 SECTION 4.01. [Reserved] .........................................................................................................143 SECTION 4.02. All Credit Events ..............................................................................................143 ARTICLE V Affirmative Covenants 144 SECTION 5.01. Existence; Businesses and Properties .............................................................144 SECTION 5.02. Insurance .........................................................................................................145 SECTION 5.03. Obligations and Taxes .....................................................................................146

SECTION 5.04. Financial Statements, Reports, etc ..................................................................146 SECTION 5.05. Litigation and Other Notices ...........................................................................148 SECTION 5.06. Employee Benefits ...........................................................................................148 SECTION 5.07. Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings ...............................................................................148 SECTION 5.08. Use of Proceeds ................................................................................................149 SECTION 5.09. Compliance with Environmental Laws ...........................................................149 SECTION 5.10. Preparation of Environmental Reports ..........................................................149 SECTION 5.11. Further Assurances .........................................................................................150 SECTION 5.12. FCPA; OFAC; PATRIOT ACT ......................................................................151 SECTION 5.13. People with Significant Control Regime .........................................................151 ARTICLE VI Negative Covenants 151 SECTION 6.01. Indebtedness .....................................................................................................152 SECTION 6.02. Liens .................................................................................................................157 SECTION 6.03. Sale and Leaseback Transactions ...................................................................160 SECTION 6.04. Investments, Loans and Advances ..................................................................160 SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions ...........................162 SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Restricted Subsidiaries to Pay Dividends ......................................................................165 SECTION 6.07. Transactions with Affiliates ............................................................................168 SECTION 6.08. Business of Borrowers and Restricted Subsidiaries .......................................168 SECTION 6.09. Restricted Debt Payments ................................................................................169 SECTION 6.10. First Lien Net Leverage Ratio .........................................................................169 SECTION 6.11. Fiscal Year .......................................................................................................170 SECTION 6.12. Designation of Subsidiaries .............................................................................170 ARTICLE VII Events of Default 170 ARTICLE VIII The Administrative Agent and the Collateral Agent 174 ARTICLE IX Miscellaneous 180 SECTION 9.01. Notices ..............................................................................................................180 SECTION 9.02. Survival of Agreement .....................................................................................182 SECTION 9.03. Binding Effect ..................................................................................................183 SECTION 9.04. Successors and Assigns ...................................................................................183 SECTION 9.05. Expenses; Indemnity .......................................................................................189 SECTION 9.06. Right of Setoff ..................................................................................................191 SECTION 9.07. Applicable Law.................................................................................................191 SECTION 9.08. Waivers; Amendment.......................................................................................192 SECTION 9.09. Interest Rate Limitation ...................................................................................194 SECTION 9.10. Entire Agreement .............................................................................................194 SECTION 9.11. WAIVER OF JURY TRIAL ............................................................................194 SECTION 9.12. Severability .......................................................................................................194

SECTION 9.13. Counterparts; Electronic Signatures ..............................................................195 SECTION 9.14. Headings ..........................................................................................................195 SECTION 9.15. Jurisdiction; Consent to Service of Process ...................................................195 SECTION 9.16. Conversion of Currencies ................................................................................196 SECTION 9.17. Confidentiality..................................................................................................196 SECTION 9.18. European Monetary Union .............................................................................197 SECTION 9.19. Rights of Additional L/C Issuing Banks and Contract Loan Revolving Lenders ..........................................................................................................197 SECTION 9.20. No Advisory or Fiduciary Responsibility ........................................................198 SECTION 9.21. USA PATRIOT Act Notice; Beneficial Ownership Regulation .....................198 SECTION 9.22. Additional Borrowers.......................................................................................199 SECTION 9.23. Several Obligations ..........................................................................................199 SECTION 9.24. Acknowledgment and Consent to Bail-In of EEA Financial Institutions ....................................................................................................200 SECTION 9.25. Australian Privacy Principles..........................................................................200 SECTION 9.26. Certain ERISA Matters ...................................................................................200 SECTION 9.27. Acknowledgement Regarding Any Supported QFCs .....................................202 SECTION 9.28. Net Short Lenders ............................................................................................202 SCHEDULES Schedule 1.01(b) Subsidiary Guarantors Schedule 1.01(c) Existing Letters of Credit Schedule 1.01(d) Material First Tier Non-U.S. Subsidiaries Schedule 1.01(e) Unrestricted Subsidiaries Schedule 1.01(f) [Reserved] Schedule 2.01 [Reserved] Schedule 3.08 Subsidiaries Schedule 3.09 Litigation Schedule 3.17 Environmental Matters Schedule 3.18 [Reserved] Schedule 3.19(a) UCC Filing Offices Schedule 3.19(c) Mortgage Filing Offices Schedule 3.20 Material Owned Real Property Schedule 3.21 Labor Matters Schedule 5.11 Post-Closing Matters Schedule 6.01 Indebtedness Schedule 6.02 Liens Schedule 6.04 Investments Schedule 9.01 Notices EXHIBITS Exhibit A Form of Administrative Questionnaire Exhibit B-1 Form of Assignment and Acceptance Exhibit B-2 Form of Borrower Purchase Assignment and Acceptance

Exhibit C Form of Borrowing Request Exhibit D Form of Compliance Certificate Exhibit E Form of Mortgage Exhibit F Form of Global Intercompany Note Exhibit G-1 Form of First Lien/Second Lien Intercreditor Agreement Exhibit G-2 Form of Terms of Intercreditor (pari passu) Exhibit H Form of Solvency Certificate Exhibit I-1 Form of U.S. Term Loan Promissory Note Exhibit I-2 Form of U.S. Revolving Loan Promissory Note Exhibit I-3 Form of Multicurrency Revolving Loan Promissory Note Exhibit J-1 Form of Borrowing Subsidiary Agreement Exhibit J-2 Form of Borrowing Subsidiary Termination Exhibit K-1 Form of U.S. Tax Compliance Certificate Exhibit K-2 Form of U.S. Tax Compliance Certificate Exhibit K-3 Form of U.S. Tax Compliance Certificate Exhibit K-4 Form of U.S. Tax Compliance Certificate

1 AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 1, 2021, as amended May 8, 2023, as further amended July 21, 2024, and as further amended October 8, 2024 and as further amended August 12, 2025 (this “Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England and Wales (“Holdings UK Limited”), TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY, with company number 327184, a company organized under the laws of Ireland (the “European Borrower”), TEREX INTERNATIONAL HOLDINGS 2 LIMITED, with company number 11541018, a limited company organized under the laws of England and Wales (“Holdings 2 Limited” and, together with Holdings UK Limited, the “U.K. Borrowers”) and TEREX AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia (the “Australian Borrower”), the Lenders (as defined in Article I), the Issuing Banks (as defined in Article I), UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders. The parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below: “2021 Senior Notes” shall mean the 5.00% Senior Notes due 2029 issued on April 1, 2021 by Terex pursuant to the 2021 Senior Notes Indenture in an initial aggregate principal amount of $600,000,000. “2021 Senior Notes Indenture” shall mean the indenture, dated as of April 1, 2021, among Terex, the guarantors party thereto and HSBC Bank USA, National Association, as trustee, as supplemented and amended from time to time in accordance with the requirements thereof and hereof, pursuant to which the 2021 Senior Notes were issued. “2024 Senior Notes” shall mean the 6.250% Senior Notes due 2032 issued on October 8, 2024 by Terex pursuant to the 2024 Senior Notes Indenture in an aggregate principal amount of $750,000,000. “2024 Senior Notes Indenture” means the indenture, dated as of October 8, 2024, among Terex, the guarantors party thereto and HSBC Bank USA, National Association, as trustee, as supplemented and amended from time to time in accordance with the requirements thereof and hereof, pursuant to which the 2024 Senior Notes were issued. “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Accepting Lenders” shall have the meaning assigned to such term in Section 2.30(a).

2 “Accepted Loans and Commitments” shall have the meaning assigned to such term in Section 2.30(a). “Acquired Indebtedness” shall mean Indebtedness of a person or any of its subsidiaries (the “Acquired Person”) (a) existing at the time such person becomes a Restricted Subsidiary of Terex or at the time it merges or consolidates with Terex or any of its Restricted Subsidiaries or (b) assumed in connection with the acquisition of assets from such person or any similar Investment; provided in each case that (i) such Indebtedness was not created in contemplation of such acquisition, merger, consolidation or Investment and (ii) such acquisition, merger, consolidation or Investment is otherwise permitted under this Agreement. “Acquired Person” shall have the meaning assigned to such term in the definition of the term “Acquired Indebtedness”. “Additional L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Additional Letters of Credit denominated in dollars at such time, (b) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Additional Letters of Credit denominated in any currency other than dollars at such time, (c) the aggregate principal amount of all disbursements in respect of Additional Letters of Credit denominated in dollars that have not yet been reimbursed at such time and (d) the Dollar Equivalent of the aggregate principal amount of all disbursements in respect of Additional Letters of Credit denominated in any currency other than dollars that have not yet been reimbursed at such time. “Additional L/C Facility” shall mean any facility entered into by Terex, one or more of the Subsidiary Borrowers and one or more Additional L/C Issuing Banks from time to time that shall have as its sole purpose the issuance of letters of credit or bank guarantees (or both, as the case may be) to be used by Terex and one or more of the Subsidiary Borrowers (including to support the business activities of one or more Restricted Subsidiaries) in the ordinary course of business and that shall require prompt reimbursement upon any funding of any such letter of credit or bank guarantee, as the case may be. “Additional L/C Issuing Bank” shall mean any Lender (or Affiliate of a Lender) that shall issue Additional Letters of Credit pursuant to an Additional L/C Facility. “Additional Letter of Credit” shall mean each letter of credit or bank guarantee issued pursuant to an Additional L/C Facility. “Additional Subordinated Notes” shall mean subordinated notes issued from time to time by any Loan Party, or assumed by any Loan Party in connection with a Permitted Acquisition, after the Amendment No. 2 Effective Date; provided that (a) such subordinated notes do not require any scheduled payment of principal prior to a date that is 12 months after the Latest Maturity Date (in effect on the date of issuance of such Additional Subordinated Notes) and (b) the subordination provisions thereof are no less favorable to the Lenders than the analogous provisions of the indenture dated as of July 20, 2007, among Terex, the guarantors identified therein and HSBC Bank USA, National Association, as trustee, pursuant to which Terex’s 4% Convertible Senior Subordinated Notes due June 1, 2015 were issued.

3 “Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement. “Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(b). “Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as shall be supplied by the Administrative Agent. “Affected Class” shall have the meaning assigned to such term in Section 2.30(a). “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any U.K. Financial Institution. “Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified. “Agents” shall have the meaning assigned to such term in Article VIII. “Aggregate Australian Dollar Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Multicurrency Revolving Credit Exposure in respect of Borrowings and Letters of Credit denominated in Australian Dollars. “Aggregate Contract Loan Exposure” shall mean the sum of the U.S. Contract Loan Exposure and the Multicurrency Contract Loan Exposure. “Aggregate Multicurrency Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ Multicurrency Revolving Credit Exposures. “Aggregate Revolving Credit Exposure” shall mean the sum of the Aggregate U.S. Revolving Credit Exposure and the Aggregate Multicurrency Revolving Credit Exposure. “Aggregate U.S. Revolving Credit Exposure” shall mean the aggregate amount of the Lenders’ U.S. Revolving Credit Exposures. “Agreement” shall have the meaning assigned to such term in the introductory paragraph to this Agreement. “Agreement Currency” shall have the meaning assigned to such term in Section 9.16(b). “AHYDO” shall have the meaning assigned to such term in Section 6.09. “Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate (or in the case of a Dollar Loan to a Subsidiary Borrower, the applicable U.S. Base Rate) in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%; provided that in no event shall the Alternate Base Rate as so determined ever be less than 1.00%. If the

4 Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or Term SOFR for any reason, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the U.S. Base Rate, the Federal Funds Effective Rate or Term SOFR shall be effective on the effective date of such change in the Prime Rate, the U.S. Base Rate, the Federal Funds Effective Rate or Term SOFR, as the case may be. “Alternative Currency” shall mean, (a) with respect to Multicurrency Revolving Loans made to, and Multicurrency Letters of Credit issued for the account of, Terex, the European Borrower or any U.K. Borrower, Pounds, Euro and any other freely available currency or currencies (other than dollars) from time to time approved by the Administrative Agent, each Lender with a Multicurrency Revolving Credit Commitment and the applicable Issuing Bank, as applicable, in each case in its sole discretion, and (b) with respect to Multicurrency Revolving Loans made to, and Multicurrency Letters of Credit issued for the account of, the Australian Borrower, Australian Dollars. “Alternative Currency Benchmark Replacement” shall have the meaning assigned to such term in Section 2.08(h). “Alternative Currency Borrowing” shall mean a Borrowing comprised of Alternative Currency Loans. “Alternative Currency Equivalent” shall mean, on any date of determination, with respect to any amount denominated in dollars in relation to any specified Alternative Currency, the equivalent in such specified Alternative Currency of such amount in dollars, determined by the Administrative Agent pursuant to Section 1.04 using the applicable Exchange Rate then in effect. “Alternative Currency Loan” shall mean any Loan denominated in an Alternative Currency. “Amendment No. 2” shall mean that certain Incremental Assumption Agreement, Borrowing Subsidiary Agreement and Amendment No. 2, dated as of the Amendment No. 2 Effective Date, among Terex, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent. “Amendment No. 2 Effective Date” shall mean October 8, 2024. “Amendment No. 2 Joint Bookrunners” shall mean, collectively, UBS Securities LLC, BofA Securities, Inc., Barclays Bank PLC, JPMorgan Chase Bank, N.A., BNP Paribas Securities Corp., HSBC Securities (USA) Inc., Mizuho Bank, Ltd., and Santander Bank, N.A., in their capacities as joint lead arrangers and joint bookrunners. “Amendment No. 3” shall mean that certain Refinancing Facility Agreement and Amendment No. 3, dated as of the Amendment No. 3 Effective Date, among Terex, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

5 “Amendment No. 3 Effective Date” shall mean August 12, 2025. “Amendment No. 3 Joint Bookrunners” shall have the meaning assigned to the term “Amendment No. 3 Lead Arrangers” in Amendment No. 3. “Anti-Bribery Laws” shall have the meaning assigned to such term in Section 3.23(c). “Anti-Terrorism Laws” shall have the meaning assigned to such term in Section 3.23(b). “Applicable Creditor” shall have the meaning assigned to such term in Section 9.16(b). “Applicable Percentage” shall mean, for any day (a) with respect to any U.S. Term Loan, (i) in the case of any Term SOFR Term Loan (other than pursuant to clause (c) of the definition of “Alternate Base Rate”), the applicable percentage set forth below under the caption “Term SOFR Spread — Term Loans”1.75% per annum and (ii) in the case of any ABR Term Loan, the applicable percentage set forth below under the caption “ABR Spread — Term Loans”0.75% per annum and (b) with respect to any Revolving Loan, (i) in the case of any Term Benchmark Revolving Loan or SONIA Rate Revolving Loan, the applicable percentage set forth below under the caption “Term Benchmark/SONIA Spread — Revolving Loans” and (ii) in the case of any ABR Revolving Loan, the applicable percentage set forth below under the caption “ABR Spread — Revolving Loans”, in each case based upon the First Lien Net Leverage Ratio as of the relevant date of determination: First Lien Net Leverage Ratio Term SOFR Spread — Term Loans ABR Spread — Term Loans Category 1 Greater than 0.50 to 1.00 2.00% 1.00% Category 2 Less than or equal to 0.50 to 1.00 1.75% 0.75% First Lien Net Leverage Ratio Term Benchmark/SONIA Spread — Revolving Loans ABR Spread — Revolving Loans Category 1 Greater than 0.90 to 1.00 1.6251.375% 0.6250.375% Category 2 Greater than 0.40 to 1.00 but less than or equal to 0.90 to 1.00 1.3751.125% 0.3750.125%

6 Category 3 Less than 0.40 to 1.00 1.1250.875% 0.1250.000% Each change in the Applicable Percentage resulting from a change in the First Lien Net Leverage Ratio shall be effective with respect to all Term Loans, Revolving Loans, U.S. Swingline Loans and Letters of Credit on the date of delivery to the Administrative Agent of the financial statements and certificate required by Section 5.04(a) or (b) and Section 5.04(c), respectively, based upon the First Lien Net Leverage Ratio as of the end of the most recent fiscal quarter included in such financial statements so delivered, and shall remain in effect until the date immediately preceding the next date of delivery of such financial statements and certificate indicating another such change. Notwithstanding the foregoing (i) until Terex shall have delivered the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), as applicable, as of and for the first full fiscal quarter of Terex ending after the Amendment No. 23 Effective Date and (ii) at any time after the occurrence and during the continuance of an Event of Default under paragraphs (b), (c), (g) or (h) of Article VII, the First Lien Net Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage. In the event that any financial statements delivered pursuant to Sections 5.04(a) or 5.04(b) or a Compliance Certificate delivered pursuant to Section 5.04(c) are shown to be inaccurate at any time that this Agreement is in effect and any Loans or Commitments are outstanding hereunder when such inaccuracy is discovered and such inaccuracy, if corrected, would have led to a higher Applicable Percentage for any period (an “Applicable Period”) than the Applicable Percentage applied for such Applicable Period, then (i) Terex shall promptly (and in no event later than five (5) Business Days thereafter) deliver to the Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) from and after the date such corrected Compliance Certificate is delivered, the Applicable Percentage shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Lenders owe any amounts to the Borrowers) and (iii) Terex shall pay to the Administrative Agent promptly upon demand of the Administrative Agent (and in no event later than ten (10) Business Days after demand) (or, upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII, automatically and with any such demand by the Administrative Agent being excused) any additional interest owing as a result of such increased Applicable Percentage for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof. Notwithstanding anything to the contrary in this Agreement, other than upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII, any additional interest hereunder shall not be due and payable until demand is made for such payment pursuant to clause (iii) above and accordingly, any nonpayment of such interest as a result of any such inaccuracy shall not constitute a Default (whether retroactively or otherwise), and no such amounts shall be deemed overdue (and no amounts shall accrue interest at the default interest rate set forth in Section 2.07), at any time prior to the date that is ten (10) Business Days following such demand. “Asset Sale” shall mean the sale, transfer or other disposition (by way of merger or otherwise and including by way of a Sale and Leaseback) by any Borrower or any Restricted Subsidiary to any person other than any Borrower or any Restricted Subsidiary of (a) any Equity Interests of any Subsidiary (other than directors’ qualifying shares) or (b) any other assets of any

7 Borrower or any Restricted Subsidiary (other than (i) (X) inventory, excess, damaged, obsolete or worn out assets, scrap, Cash Equivalents, accounts receivable and/or letters of credit supporting accounts receivable issued to Terex or any Restricted Subsidiary and/or assets no longer used or useful in the business of the Borrowers or Restricted Subsidiaries, (Y) loans, leases, chattel paper, receivables and other obligations held by Terex Financial Services, in the case of each of (X) and (Y), disposed of in the ordinary course of business and, in the case of accounts receivable, consistent with past practice, and (Z) sales, transfers or other dispositions constituting Restricted Payments or Investments permitted by Section 6.04 or Section 6.06, (ii) sales, transfers or other distributions between or among Restricted Subsidiaries which are not Loan Parties, (iii) any sale or other disposition deemed to occur with creating, granting or perfection a Lien not otherwise prohibited by this Agreement, (iv) [reserved], (v) the sale, assignment, lease, sub-lease, rental, license, sub-license, consignment, conveyance other disposition of equipment, inventory or other assets in the ordinary course of business (including leases or subleases with respect to real or personal property temporarily not in use or pending disposition, or not interfering in any material respect with the business) or the sale or discounting of accounts receivable or notes receivable in the ordinary course of business or in connection with the compromise, settlement or collection thereof or the conversion of accounts receivable to notes receivable; (vi) [reserved], (vii) dispositions of trade payables pursuant to Supply Chain Financing Arrangements; (viii) the grant in the ordinary course of business of any license or sub-license of patents, trademarks, know-how and any other intellectual property, (ix) the surrender or waiver of contract rights or settlement, release or surrender of a contract, tort or other litigation claim in the ordinary course of business, (x) condemnations or any similar action on assets, (xi) sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements, and (xii) the lapse, abandonment or other disposition of intellectual property rights in the ordinary course of business, which in the reasonable good faith determination of Terex are no longer commercially reasonable to maintain or are not material to the conduct of the business of Terex and its Restricted Subsidiaries taken as a whole); provided that any sale, transfer or other disposition described in clause (a) or (b) above, in each case having a value not in excess of $25,000,000, shall be deemed not to be an “Asset Sale” for purposes of this Agreement; and provided, further, that, without limiting the generality of the foregoing and any rights that exist as a result thereof with respect to the sale of accounts receivable, the sale of Program Receivables pursuant to any Receivables Program shall be deemed not to be an “Asset Sale” for the purposes of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the sale to a third party of any loans or leases made to customers by Terex and/or the Restricted Subsidiaries as described in Section 6.04(r) shall be deemed not to be an “Asset Sale” for purposes of this Agreement. “Asset Sale Excess Proceeds” shall have the meaning assigned to such term in Section 2.13(b). “Asset Sale Reinvestment Event” shall have the meaning assigned to such term in Section 2.13(b). “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B-1 or such other form as shall be approved by the Administrative Agent.

8 “Attributable Debt” in respect of a Sale and Leaseback shall mean, at the time of determination, the present value of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback, including any period for which such lease has been extended or may, at the option of the lessor, be extended. Such present value shall be calculated using a discount rate equal to the rate of interest implicit in such transaction, determined in accordance with GAAP. Notwithstanding the foregoing, if such Sale and Leaseback results in a Capital Lease Obligation, the amount of Attributable Debt represented thereby will be determined in accordance with the definition of “Capital Lease Obligation”. “Australian Borrower” shall have the meaning assigned to such term in the introductory paragraph to this Agreement. “Australian Dollar Sublimit” shall mean $100,000,000. “Australian Dollars” or “A$” shall mean the lawful currency of Australia. “Australian Privacy Principles” shall mean the Australian Privacy Principles in Schedule 1 of the Privacy Act 1988 (Cth) of Australia. “Available Amount” shall mean, as of the date of determination with respect to the applicable period, a cumulative amount equal to the sum of, without duplication: (a) an amount equal to the greater of $465,000,000 and 50% of Consolidated EBITDA determined on a pro forma basis, plus (b) the greatest of (i) the Cumulative Retained Excess Cash Flow Amount, (ii) 50% of Consolidated Net Income for the period (taken as one accounting period) from October 1, 2024 to the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b), or (iii) Consolidated EBITDA for the period (taken as one accounting period, and determined on a pro forma basis) from October 1, 2024 to the end of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.04(a) or 5.04(b) less 150% of consolidated Fixed Charges for such period; provided that, in no event shall the amount included in this clause (b) be less than zero (this clause (b), the “Available Amount Builder”), plus (c) 100% of the aggregate net cash proceeds received by Terex and the fair market value, as determined in good faith by Terex, of marketable securities or other assets (including businesses and Equity Interests) received by Terex from (x) the issue or sale of its Equity Interests (other than Disqualified Equity Interests) subsequent to the Amendment No. 2 Effective Date (other than an issuance or sale to a Subsidiary or an employee stock ownership plan or similar trust in the benefit of employees) and (y) the issue or sale (other than an issuance or sale to a Subsidiary or an employee stock ownership plan or similar trust in the benefit of employees) after the Amendment No. 2 Effective Date of Disqualified Equity Interests or debt securities that have been converted or exchanged in accordance with their terms for Equity Interests of Terex (other than Disqualified Equity Interests), in each case to the extent such proceeds are not used to redeem, repurchase, retire or otherwise acquire Equity Interests or any Indebtedness of Terex or any of its Restricted Subsidiary or to make any Investment pursuant to Section 6.04(n), plus

9 (d) [reserved], plus (e) 100% of the aggregate amount received in cash and the fair market value, as determined in good faith by Terex, of marketable securities or other property received by Terex after the Amendment No. 2 Effective Date by means of: (1) the sale or other disposition (other than to Terex or any of its Restricted Subsidiaries) of, or other returns on Investments from, Investments made by Terex or a Restricted Subsidiary and repurchases and redemptions of such Investments from Terex or any Restricted Subsidiary and repayments to Terex or any Restricted Subsidiary of loans or advances that constitute Investments, in each case which Investments were made in reliance in Section 6.04(v) but not, with respect to any Investment, in excess of the amount of the original Investment; or (2) the sale (other than to Terex or a Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or a distribution from an Unrestricted Subsidiary or a dividend from an Unrestricted Subsidiary but not, in each case, in excess of the amount of the original Investment in such Unrestricted Subsidiary; plus (f) in the case of the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary after the Amendment No. 2 Effective Date, the fair market value of the Investment in such Unrestricted Subsidiary, as determined by Terex in good faith, not to exceed the amount of the Investment associated with the initial designation of such Subsidiary as an Unrestricted Subsidiary, at the time of the redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary; plus (g) 100% of Retained Declined Proceeds; plus (h) 100% of Retained Asset Sale Proceeds; plus (i) 100% of Retained Casualty/Condemnation Proceeds; minus (j) an amount equal to (i) the sum of (A) Restricted Payments made pursuant to Section 6.06(a)(11), plus (B) Restricted Debt Payments made pursuant to Section 6.09(vi), plus (C) Investments made pursuant to Section 6.04(v), in each case, after the Amendment No. 2 Effective Date and prior to such time or contemporaneously therewith, plus (ii) the aggregate principal amount of Indebtedness incurred in reliance on Section 6.01(t)(i) outstanding at such time. “Available Tenor” shall mean, as of any date of determination and with respect to the then- current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof), that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.08.

10 “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by any applicable Resolution Authority in respect of any liability of any Affected Financial Institution. “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Bill Rate” shall mean, (a) with respect to any Borrowing denominated in Australian Dollars for any Interest Period, the Australian Bank Bill Swap Reference Rate (Bid) administered by ASX Benchmark Pty Limited (ACN 616 075 417) (or any other Person that takes over the administration of such rate) for bills of exchange in Australian Dollars with a term equivalent to such Interest Period as displayed on the applicable Reuters screen page (currently page BBSY) (or, in the event such rate does not appear on a page of the Reuters screen, on the appropriate page of such other commercially available information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) as of 11:00 a.m., Sydney time, on the first day of such Interest Period (but if such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Australian Borrower) and (b) if the rate described in sub-paragraph (a) above is not available, the sum of (i) the Australian Bank Bill Swap Reference Rate administered by ASX Benchmarks Pty Limited (or any other person which takes over the administration of that rate) for the relevant period displayed on page BBSW of the Thomson Reuters Screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available the Administrative Agent may specify another page or service displaying the relevant rate after consultation with the Borrowers, and (ii) 0.05 per annum. Rates will be expressed as a yield percent per annum to maturity and rounded up, if necessary, to the nearest two decimal places. Notwithstanding the foregoing, if the Bank Bill Rate, determined as provided above, would otherwise be less than zero, then the Bank Bill Rate will be deemed to be zero. “Bank Products” means any facilities or services related to Cash Management Services. “Benchmark” shall mean (w) with respect to Loans denominated in dollars, initially, the Term SOFR Reference Rate (the Term SOFR Reference Rate or any applicable Benchmark Replacement, the “USD Benchmark”), (x) with respect to Loans denominated in Pounds, Daily Simple SONIA, (y) with respect to Loans denominated in Euro, the EURIBO Rate and (z) with respect to Loans denominated in Australian Dollars, the Bank Bill Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Reference Rate, the Daily Simple SONIA, the EURIBO Rate or the Bank Bill Rate, as applicable or the then-current Benchmark with respect to Loans denominated

11 in the applicable currency, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.08. “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event for the then-current USD Benchmark, the first alternative rate set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (a) Daily Simple SOFR; and (b) the sum of (i) the alternate benchmark rate that has been selected by the Administrative Agent and Terex as the replacement for such Benchmark giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current USD Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and Terex giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” shall mean, with respect to the use or administration of any Benchmark or the administration, adoption or implementation of any Benchmark Replacement or Alternative Currency Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no

12 market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” shall mean, with respect to any Benchmark, the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof), permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then- current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean, with respect to any then-current Benchmark for any currency, the occurrence of one or more of the following events with respect to the then- current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, the central bank for the currency applicable to such Benchmark, an insolvency

13 official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component), or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); and/or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.08 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any other Loan Document in accordance with Section 2.08. “Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” shall mean the board of directors of Terex or any committee thereof duly authorized to act on behalf of such board. “Borrower DTTP Filing” shall mean an HM Revenue & Customs’ Form DTTP2 duly completed and filed by any U.K. Borrower which:

14 (i) where it relates to a U.K. Treaty Lender that is a Lender on the day on which this Agreement is entered into, contains the scheme reference number and jurisdiction of tax residence stated below that U.K. Treaty Lender’s name on its signature page to this Agreement and is filed with HM Revenue & Customs within 30 days of the date of this Agreement; or (ii) where it relates to a U.K. Treaty Lender that is a New Lender, contains the scheme reference number and jurisdiction of tax residence stated in respect of that Lender in the relevant Assignment and Acceptance and is filed with HM Revenue & Customs within 30 days of that date. “Borrower Purchase Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and Terex, and accepted by the Administrative Agent, in the form of Exhibit B-2 or such other form as shall be approved by the Administrative Agent. “Borrowers” shall mean, collectively, Terex and the Subsidiary Borrowers. “Borrowing” shall mean a group of Loans of a single Type made by the Lenders on a single date and, in the case of a Eurocurrency Borrowing or a Term SOFR Borrowing, as to which a single Interest Period is in effect. “Borrowing Minimum” shall mean $2,500,000, A$2,500,000, €2,000,000, £2,000,000 or, in the case of any other Alternative Currency, such amount as may be reasonably specified by the Administrative Agent. “Borrowing Multiple” shall mean $100,000, A$100,000, €100,000, £100,000 or, in the case of any other Alternative Currency, such amount as may be reasonably specified by the Administrative Agent. “Borrowing Request” shall mean a request by any Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C. “Borrowing Subsidiary Agreement” shall mean a Borrowing Subsidiary Agreement substantially in the form of Exhibit J-1, or such other form as shall be acceptable to Terex and the Administrative Agent. “Borrowing Subsidiary Termination” shall mean a Borrowing Subsidiary Termination substantially in the form of Exhibit J-2, or such other form as shall be acceptable to Terex and the Administrative Agent. “Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that (i) when used in connection with a Term SOFR Loan, the term “Business Day” shall exclude any day that is not a U.S. Government Securities Business Day, (ii) when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day that is not a Target Day, (iii) when use in connection with any SONIA Rate Loan, the term “Business Day” shall also exclude any day on which banks are closed for general business in London and (iv) when used in connection with any Calculation Date or determining any date on which any amount is to be paid or made available in an Alternative Currency other than Euro, the term “Business Day” shall also

15 exclude any day on which commercial banks and foreign exchange markets are not open for business in the principal financial center in the country of such Alternative Currency. “Calculation Date” shall mean (a) the date of delivery of each Borrowing Request, (b) the date of issuance, extension or renewal of any Letter of Credit, (c) the date of conversion or continuation of any Borrowing pursuant to Section 2.10 or (d) such additional dates as the Administrative Agent or the Required Lenders shall specify. “Capital Lease Obligations” shall mean at the time any determination thereof is to be made, the amount of the liability in respect of any lease that has been or should be, in accordance with GAAP recorded on both the balance sheet and income statement as a “finance lease” (as defined in Accounting Standard Codification 842 and any successor pronouncements (“ASC 842”)); provided that for purposes of this Agreement or any other Loan Document, in no event shall any lease that would be categorized as an “operating lease” in accordance with ASC 842 be considered a Capital Lease Obligation. “Captive Insurance Subsidiary” shall mean any direct or indirect Subsidiary of Terex that bears financial risk or exposure relating to insurance or reinsurance activities and any segregated accounts associated with any such Person. “Cash Collateralize” shall mean to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Issuing Banks and the Revolving Credit Lenders, as collateral for the L/C Exposure, cash or deposit account balances in accordance with Section 2.23(j). “Cash Equivalents” shall mean: (a) direct obligations of the United States of America or by any of its agencies or instrumentalities, in each case maturing within ten years from the date of acquisition thereof; (b) direct obligations of any State of the United States of America (or any political subdivision or public instrumentality thereof), domestic or foreign corporations, or domestic or foreign commercial banking institutions having, at such date of acquisition, a rating of at least “A” by S&P or “A2” by Moody’s, in each case maturing within eighteen months from the date of acquisition thereof; (c) investments in commercial paper and variable rate notes maturing within one year from the date of acquisition thereof and having, at such date of acquisition, the highest short-term credit rating obtainable from S&P or from Moody’s; (d) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market, checking or demand deposit accounts issued or offered by, (i) the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or (ii) a commercial banking institution organized and located in a country recognized by the United States of America, in each case that has a combined capital and surplus and undivided profits of not less than $250,000,000 (or the Dollar Equivalent thereof in another currency);

16 (e) repurchase obligations with a term of not more than ninety days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (c) above; (f) (i) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (a) through (e) above or (ii) enhanced yield funds or European money market funds having, at such date of acquisition, a rating of at least “A” by S&P or “A2” by Moody’s and that are capable of being fully liquidated at their respective net asset values at any time within ten Business Days; (g) deposits by one or more of Terex’s Subsidiaries with the European Borrower and Terex, and deposits by Terex with the European Borrower, in each case, for cash management purposes in the ordinary course of business; (h) dollars, Euros or the currency of any country having a long-term credit rating of at least “A” by S&P or “A2” by Moody’s and any other foreign currency held by Terex or any of the Restricted Subsidiaries in the ordinary course of business; and (i) other short-term investments utilized by Non-U.S. Subsidiaries in accordance with normal investment practices for cash management. “Cash Management Services” shall mean any of the following to the extent not constituting a line of credit (other than an overnight draft facility that is not in default): automated clearing house transactions, treasury and/or cash management services, including, without limitation, treasury, depository, overdraft, credit, purchasing or debit card, non-card e-payables services, electronic funds transfer, Supply Chain Financings, treasury management services (including controlled disbursement services, overdraft automatic clearing house fund transfer services, return items and interstate depository network services), other demand deposit or operating account relationships and merchant services. “Casualty” shall have the meaning assigned to such term in the Mortgages. “Casualty Proceeds” shall have the meaning assigned to such term in the Mortgages. “Casualty/Condemnation Excess Proceeds” shall have the meaning assigned to such term in Section 2.13(e). “Casualty/Condemnation Reinvestment Event” shall have the meaning assigned to such term in Section 2.13(e). “CFC” shall mean (a) any person that is a “controlled foreign corporation”, as defined in Section 957(a) of the Code, or (b) any subsidiary of any such person. A “Change in Control” shall be deemed to have occurred if Terex becomes aware (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) of the acquisition by any person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule

17 13d-5(b)(1) under the Exchange Act), in a single transaction or a series of related transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision; except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of more than 35.0% of the voting power of the voting stock of Terex (directly or through the acquisition of voting power of voting stock of any of Terex’s direct or indirect parent companies); provided, however, that (1) a transaction in which Terex becomes a direct or indirect wholly-owned Subsidiary of another Person (other than an individual) (such Person, the “Other Person”) shall not constitute a Change in Control if immediately following the consummation of such transaction, no “person” or “group” (as such terms are defined above) “beneficially owns” (as such term is defined above), directly or indirectly through one or more intermediaries, more than 35.0% of the voting power of the outstanding voting stock such Other Person; (2) the transfer of assets between or among Terex and the Restricted Subsidiaries in accordance with the terms of this Agreement shall not itself constitute a Change in Control; and (3) a “person” or “group” (as such terms are defined above) shall not be deemed to “beneficially own” (as such term is defined above) securities subject to a stock purchase agreement, merger agreement or similar agreement (or any voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement. “Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Amendment No. 2 Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Amendment No. 2 Effective Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Sections 2.14 and 2.15, by any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Amendment No. 2 Effective Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, and (iii) any law or regulation that implements or applies Basel III Standards (including the Capital Requirement Regulation (EU) no. 575/2013 dated 26 June 2013 and the Capital Requirement Directive 2013/36/EU dated 26 June 2013, in each case, as amended (including, in each case, as such law forms a part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (as amended, including without limitation, by the European Union (Withdrawal Agreement) Act 2020))), shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Multicurrency Revolving Loans, U.S. Revolving Loans, U.S. Term Loans, U.S. Swingline Loans, Incremental Term Loans, Incremental Revolving Loans, Refinancing Term Loans or Refinancing Revolving Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Multicurrency Revolving Credit Commitment, U.S. Revolving Credit Commitment, U.S. Term Loan Commitment, U.S. Swingline Commitment, Incremental Term Loan Commitment, Incremental Revolving Commitment,

18 Refinancing Term Loan Commitment or Refinancing Revolving Commitment. Incremental Term Loans, Refinancing Term Loans and Refinancing Revolving Loans (together with the Commitments in respect thereof) that have different terms and conditions shall be construed to be in different Classes. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. “Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties; provided that the term Collateral shall exclude any voting Equity Interests in any Non-U.S. Subsidiary, CFC or Foreign Subsidiary Holdco, in each case in excess of 65% of the total combined voting power of such Non-U.S. Subsidiary, such CFC or such Foreign Subsidiary Holdco. For the avoidance of doubt, the assets of Excluded Subsidiaries shall not constitute “Collateral”. “Collateral Agent” shall have the meaning assigned to such term in the introductory paragraph to this Agreement. “Collateral and Guarantee Limitation” shall have the meaning assigned to such term in Section 2.27(a)(ix). “Commitment” shall mean, with respect to any Lender, such Lender’s Multicurrency Revolving Credit Commitment, U.S. Revolving Credit Commitment, U.S. Term Loan Commitment, U.S. Swingline Commitment and Incremental Commitment (if any). “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Compliance Certificate” shall have the meaning assigned to such term in Section 5.04(c). “Condemnation” shall have the meaning assigned to such term in the Mortgages. “Condemnation Proceeds” shall have the meaning assigned to such term in the Mortgages. “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Capital Expenditures” shall mean, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by Terex or any of its Restricted Subsidiaries during such period that, in accordance with GAAP, are or should be included as “capital expenditures” in the consolidated statement of cash flows of Terex and the Restricted Subsidiaries for such period (including the amount of assets leased by incurring any Capital Lease Obligation or Synthetic Lease Obligation); provided that expenditures for Permitted Acquisitions shall not constitute Consolidated Capital Expenditures. “Consolidated Current Assets” shall mean, as of any date of determination, the total assets that would properly be classified as current assets (other than cash and cash equivalents) of Terex

19 and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP. “Consolidated Current Liabilities” shall mean, as of any date of determination, the total liabilities (other than, without duplication, (a) the current portion of long-term Indebtedness and (b) outstanding Revolving Loans and U.S. Swingline Loans) that would properly be classified as current liabilities of Terex and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP. “Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period, plus, without duplication and (other than with respect to clauses (g) and (h)) to the extent deducted from revenues (and not added back) in determining Consolidated Net Income for such period, the sum of (a) the aggregate amount of Consolidated Interest Expense for such period, (b) the aggregate amount of letter of credit fees paid during such period, (c) the aggregate amount of income, profits, capital and franchise tax expense for such period, (d) all amounts attributable to depreciation and amortization for such period, (e) all infrequent, non-recurring or unusual charges during such period, (f) all non-cash adjustments made to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with ASC 830 for such period, (g) the amount of pro forma “run rate” cost savings, operating expense reductions and cost synergies (but not, for the avoidance of doubt, revenue synergies) (in each case, net of amounts actually realized and only to the extent reasonably identifiable and factually supportable (in each case, as determined by Terex in good faith)) related to the Transactions that are projected by Terex in good faith to result from actions that either have been taken, with respect to which substantial steps have been taken or that are expected to be taken within 18 months of the Amendment No. 2 Effective Date (in the good faith determination of Terex), (h) the amount of pro forma “run rate” cost savings, operating expense reductions and cost synergies (but not, for the avoidance of doubt, revenue synergies) (in each case net of amounts actually realized and only to the extent reasonably identifiable and factually supportable (in each case, as determined by Terex in good faith)) related to acquisitions, dispositions and other specified transactions, or related to cost savings initiatives that are projected by Terex in good faith to result from actions that have been taken, with respect to which substantial steps have been taken or that are expected to be taken within 18 months after the date of consummation of such acquisition, disposition or other specified transaction or the initiation of such initiative (in the good faith determination of Terex); provided that the amount added to Consolidated EBITDA pursuant to this clause (h) for any Test Period shall be capped at an amount equal to 25% of Consolidated EBITDA for such Test Period (determined after giving effect to such adjustment without giving effect to this proviso), (i) any expenses or charges (other than depreciation or amortization expense) related to any sale of Equity Interests, Permitted Investment, acquisition, disposition, recapitalization, or the incurrence of Indebtedness (whether or not successful and whether or not permitted to be incurred hereunder and including expenses or charges of any direct or indirect parent company of Terex in connection therewith), (j) the amount of any restructuring charges and business optimization expenses, including charges related to the closure, reconfiguration and/or consolidation of facilities and costs to relocate employees, integration and transaction costs, retention charges, severance costs, contract termination costs, recruiting and signing bonuses and expenses, systems establishment costs, systems conversion costs, expenses attributable to the implementation of costs savings initiatives, as well as expenses in connection with any transition services or similar agreements, and costs consisting of professional consulting or other fees relating to any of the foregoing, (k) expenses or charges

20 related to the Fort Acquisition to remove corporate allocations from Dover Corporation or its Subsidiaries which are not related to the standalone operations of the Fort Acquired Business, (l) any other non-cash charges, impairment charges (including bad debt expense), write offs or write downs, or amortization of intangibles, in each case, reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period), (m) [reserved], (n) earn-out and similar obligations and adjustments thereof incurred in connection with any acquisition or other Investment permitted hereunder and paid or accrued during such period, (o) [reserved] and (p) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization or such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of, and resulting from the, initial application of FASB Accounting Standards Codification 715, and minus, without duplication and to the extent added to revenues in determining Consolidated Net Income for such period, (i) all infrequent, non-recurring or unusual gains during such period and (ii) all non-cash adjustments made to translate foreign assets and liabilities for changes in foreign exchange rates made in accordance with ASC 830, all as determined on a consolidated basis with respect to Terex and its Restricted Subsidiaries in accordance with GAAP. “Consolidated Interest Expense” of Terex and its Restricted Subsidiaries shall mean, for any period, interest expense of Terex and its Restricted Subsidiaries for such period, net of interest income, included in the determination of Consolidated Net Income. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by Terex and its Restricted Subsidiaries under Interest Rate Protection Agreements. “Consolidated Net Income” shall mean, for any period, the sum of net income (or loss) for such period of Terex and its Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding: (a) any income (or loss) of any person if such person is not a Restricted Subsidiary, except that Terex’s equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such person during such period to Terex or a Restricted Subsidiary as a dividend or other distribution; (b) the income (or loss) of any person accrued prior to the date it became a Restricted Subsidiary of Terex or is merged into or consolidated with Terex or such person’s assets are acquired by Terex or any of its Restricted Subsidiaries; (c) non-recurring gains (or losses) during such period; (d) the income of any Restricted Subsidiary that is not a Subsidiary Guarantor to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Restricted Subsidiary (except that Terex’s equity in the net income of any such person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such person during such period to Terex or a Restricted Subsidiary as a dividend or other distribution), (e) any gain or loss realized upon the sale or other disposition of any property, plant or equipment of Terex or its Subsidiaries (including pursuant to any Sale and Leaseback) which is not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Equity Interests of any person outside the ordinary course of business, (f) [reserved], (g) any goodwill impairment charge pursuant to

21 GAAP, (h) the cumulative effect of a change in accounting principles, (i) any non-cash expense realized or resulting from stock option plans, employee benefit plans or post-employment benefit plans, grants and sales of stock, stock appreciation or similar rights, stock options or other rights to officers, directors and employees, (j) income or loss attributable to discontinued operations (including operations disposed of during such period whether or not such operations were classified as discontinued), (k) unrealized gains and losses relating to Hedging Obligations or other derivative instruments and the application of ASC 815 (or other corresponding future applicable accounting standards), (l) effects of adjustments (including the effects of such adjustments pushed down to Terex and the Restricted Subsidiaries) in any line item in such Person’s consolidated financial statements (including, but not limited to, any step-ups or reductions with respect to re- valuing assets and liabilities) pursuant to GAAP and related authoritative pronouncements resulting from the application in accordance with GAAP of purchase accounting in relation to the Transactions or any investment, acquisition, merger or consolidation (or reorganization or restructuring) that is consummated after the Amendment No. 2 Effective Date or the depreciation, amortization or write-off of any amounts thereof, net of taxes and (m) any net after-Tax income (loss) from the early extinguishment of Indebtedness, Cash Management Services or Swap Obligations, or other derivative instruments. “Contract Loan Commitment” shall mean a U.S. Contract Loan Commitment or a Multicurrency Contract Loan Commitment. “Contract Loan Facility” shall mean any bilateral credit facility entered into by a Borrower and a Revolving Credit Lender that complies with the requirements of Section 2.29 pursuant to which such Revolving Credit Lender agrees to make Contract Loans available to such Borrower. “Contract Loan Revolving Lender” shall have the meaning assigned to such term in Section 9.19. “Contract Loans” shall mean the loans made by a Revolving Credit Lender pursuant to one or more Contract Loan Facilities. A Contract Loan shall be a “U.S. Contract Loan” if deemed to utilize the U.S. Revolving Credit Commitments and shall be a “Multicurrency Contract Loan” if deemed to utilize the Multicurrency Revolving Credit Commitments. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto. “Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Credit Event” shall have the meaning assigned to such term in Section 4.02. “CTA” shall mean the United Kingdom’s Corporation Tax Act 2009.

22 “Cumulative Retained Excess Cash Flow Amount” shall mean, as of any date, an amount determined on a cumulative basis, equal to the Excess Cash Flow for all ECF Periods ending after the Amendment No. 2 Effective Date and prior to such date which was not required to prepay the Term Loans pursuant to Section 2.13(d). “Customary Bridge Financing” shall mean a bridge financing having a final maturity date (including after giving effect to automatic rollovers and extensions) no later than one year following the date of incurrence thereof (without giving effect to any amendments, waivers or extensions) and otherwise on customary market terms for bridge financings in connection with the issuance of “high yield” securities at the relevant time; provided that, where the term Customary Bridge Financing is used in the context of any exception to any requirement as to the Weighted Average Life to Maturity or the maturity of any Indebtedness, any Indebtedness that is to be exchanged for or otherwise to replace such bridge financing, or into which such bridge financing are to be converted, shall be used for purposes of determining whether such requirement is satisfied. “Customary Escrow Provisions” shall mean customary mandatory prepayment or redemption terms relating to escrowed proceeds of Indebtedness incurred under customary escrow arrangements. “Customary Term A Loans” shall mean term loans that have a scheduled amortization of 2.50% or more per annum, a final maturity date of five years or less and are primarily syndicated to commercial banks in connection with the primary syndication thereof (as reasonably determined by Terex). “Daily Simple SOFR” shall mean, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion. “Daily Simple SONIA” shall mean, for any day, an interest rate per annum equal to SONIA for the day that is five Business Days prior to (a) if such day is a Business Day, such day or (b) if such day is not a Business Day, the Business Day immediately preceding such day; provided that if such rate as determined above is less than zero, such rate shall be deemed to be zero. Any change in Daily Simple SONIA due to a change in SONIA shall be effective from and including the effective date of such change in SONIA without notice to the Borrowers. “Declined Proceeds” shall have the meaning assigned to such term in Section 2.13(g). “Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default. “Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

23 “Defaulting Lender” shall mean any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or U.S. Swingline Loans within three Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified in such writing, including, if applicable, by reference to a specific Default) has not been satisfied, (b) notified any Borrower, the Administrative Agent, the Issuing Bank, the U.S. Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, unless such writing or public statement indicates that such position is based on such Lender’s good-faith determination that a condition precedent to funding (specifically identified, including, if applicable, by reference to a specific Default) has not been satisfied, (c) failed, within three Business Days after written request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and U.S. Swingline Loans; provided that any such Lender shall cease to be a Defaulting Lender under this clause (c) upon receipt of such confirmation by the Administrative Agent, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount (other than a de minimis amount) required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, (e) (i) has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such person or its assets to be, insolvent or has a parent company that has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such person or its assets to be, insolvent or (ii) become the subject of a bankruptcy, examinership, administration or insolvency proceeding, or has had a receiver, examiner, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy, examinership or insolvency proceeding, or has had a receiver, examiner, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachments on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (f) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action. “Designated Non-Cash Consideration” shall mean the fair market value of non-cash consideration (other than Cash Equivalents) received by Terex or any of its Restricted Subsidiaries in connection with an Asset Sale that is determined by Terex to be Designated Non-Cash Consideration (measured at the time received and without giving effect to subsequent changes in

24 value); provided that, the aggregate amount of all Designated Non-Cash Consideration shall not exceed the greater of $140,000,000 and 15.0% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period. “Disqualified Equity Interests” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the date that is 91 days following the Latest Maturity Date at the time of the issuance of such Equity Interest; provided, however, that (a) any class of Equity Interests of any Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Qualified Equity Interests shall not be deemed to be Disqualified Equity Interests and (b) Equity Interests will not constitute Disqualified Equity Interests solely because of provisions giving holders thereof the right to require repurchase or redemption upon a change in control occurring prior to such date; or (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) Indebtedness or (b) any Equity Interest referred to in clause (i) above, in each case at any time prior to the date that is 91 days following the Latest Maturity Date at the time of the issuance of such Equity Interest. “Disqualified Lender” shall mean (i) each bank, financial institution, other institutional lenders and investors and other entities identified on a list made available to Amendment No. 2 Joint Bookrunners on or prior to July 21, 2024, (ii) each competitor of Terex or any of its Subsidiaries that is in the same or a similar line of business as Terex and its Subsidiaries identified by name and designated in writing from time to time to the Administrative Agent and (iii) as to any entity referenced in clauses (i) and/or (ii) above, any of such Persons’s Affiliates readily identifiable as such by name, but excluding any Affiliate that is a bona fide debt fund or an investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course (except to the extent separately identified under clause (i) or (ii) above); provided that no designation of any Person as a “Disqualified Lender” shall apply retroactively to disqualify any Person that has previously acquired any assignment or participation interest that is otherwise permitted pursuant to the terms of this Agreement. Notwithstanding the foregoing, (A) each Borrower, each other Loan Party and each Lender acknowledges and agrees that the Administrative Agent shall not have any responsibility, obligation or duty to ascertain, inquire into, monitor or enforce compliance with the provisions hereof relating to Disqualified Lenders, including to make any determinations as to whether any Lender or potential Lender is a Disqualified Lender, and the Administrative Agent shall have no liability with respect to any assignment or participation made by a Lender to a Disqualified Lender, disclosure of information to any Disqualified Lender or the restrictions on any exercise of rights or remedies of any Disqualified Lender. Upon an inquiry by any Lender to the Administrative Agent as to whether a specific potential assignee or prospective Participant is a Disqualified Lender, the Administrative Agent is permitted to disclose to such inquiring Lender whether such specific potential assignee or prospective Participant is on the list of Disqualified Lenders. “Dollar Borrowing” shall mean a Borrowing comprised of Dollar Loans.

25 “Dollar Equivalent” shall mean, on any date of determination, with respect to any amount denominated in any currency other than dollars, the equivalent in dollars of such amount, determined by the Administrative Agent pursuant to Section 1.04 using the applicable Exchange Rate with respect to such currency at the time in effect. “Dollar Loan” shall mean a Loan denominated in dollars. Dollar Loans may be Dollar Revolving Loans or Dollar Term Loans. “dollars” or “$” shall mean lawful money of the United States of America. “ECF Application Date” shall mean each date following an ECF Period that prepayment of the Term Loans is made pursuant to Section 2.13(d). “ECF Period” shall mean the period from January 1 to December 31 of each year, beginning with the period commencing on January 1, 2025. “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “environment” shall mean ambient or indoor air, surface water and groundwater (including potable water), navigable water, wetlands, and the land surface or subsurface strata. “Environmental Claim” shall mean any written notice of violation, claim, demand, order, directive, cost recovery action or other cause of action by, or on behalf of, any Governmental Authority or any person for damages, injunctive or equitable relief, personal injury (including sickness, disease or death), Remedial Action costs, tangible or intangible property damage, natural resource damages, nuisance, pollution, any adverse effect on the environment caused by any Hazardous Material, or for fines or penalties, resulting from or based upon (a) the existence, or the continuation of the existence, of a Release (including sudden or non-sudden, accidental or non- accidental Releases), (b) exposure to any Hazardous Material, (c) the presence, use, handling, transportation, storage, treatment or disposal of any Hazardous Material or (d) the violation or alleged violation of any Environmental Law or Environmental Permit. “Environmental Law” shall mean any and all applicable present and future treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the presence,

26 management, Release or threatened Release of any hazardous or toxic material or to health and safety matters (to the extent relating to any hazardous or toxic material, substance or waste). “Environmental Permit” shall mean any permit, approval, authorization, certificate, license, variance or registration required by or from any Governmental Authority pursuant to any Environmental Law. “Equipment Loans” shall have the meaning assigned to such term in Section 6.04(r). “Equipment Receivables” shall mean all rental fleet equipment, loans secured by equipment, leases or rental agreements (whether now existing or arising in the future) of Terex or any of the Restricted Subsidiaries, and any assets related thereto including all instruments, chattel paper or general intangibles relating thereto, all payments and other rights under insurance policies or warranties related thereto, all disposition proceeds received upon sale thereof, all rights under manufacturers’ repurchase programs or guaranteed depreciation programs relating thereto, all credit enhancements related thereto, all leases, loans or rental agreements related thereto, all collateral securing such assets, all contracts and all guarantees or other obligations in respect of such assets, proceeds of such assets and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions or similar transactions involving such assets. “Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time. “ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with Terex, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (b) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code; (c) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, under any Plan; (d) the filing of an application for a waiver of the minimum funding standard with respect to any Plan; (e) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the incurrence of Withdrawal Liability by Terex or any of its ERISA Affiliates from any Multiemployer Plan; (f) the receipt by Terex or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (g) the receipt by Terex or any ERISA Affiliate of any notice concerning a determination that a Multiemployer Plan is, or is expected to be, insolvent, within the meaning of Title IV of ERISA, or is in an endangered, critical and declining, or critical status, within the meaning of Section 305 of ERISA; (h) the occurrence of a “prohibited transaction” with respect to which Terex

27 or any of its Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which Terex or any such Subsidiary would otherwise be liable; (i) the incurrence of any other liability by Terex or any of its ERISA Affiliates to the PBGC or to any Plan or any trust established under Title IV of ERISA; and (j) any Non-U.S. Benefit Event. “Erroneous Payment” shall have the meaning assigned to it in Article VIII. “Erroneous Payment Return Deficiency” shall have the meaning assigned to it in Article VIII. “Erroneous Payment Subrogation Rights” shall have the meaning assigned to it in Article VIII. “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBO Rate” shall mean, with respect to any Eurocurrency Borrowing denominated in Euro for any Interest Period, the rate per annum equal to the euro interbank offered rate administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) on Reuters Screen EURIBOR01 (or another commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., Brussels time, two Target Days prior to the commencement of such Interest Period, for deposits in Euro (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. Notwithstanding the foregoing, if the EURIBO Rate applicable to any Revolving Loan for any Interest Period, determined as provided above, would otherwise be less than zero, then the EURIBO Rate applicable to such Revolving Loan for such Interest Period will be deemed to be zero. “Euro” or “€” shall mean the single currency of the European Union as constituted by the Treaty on European Union as adopted as lawful currency by certain member states under legislation of the European Union for European Monetary Union. “Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the EURIBO Rate. “European Borrower” shall have the meaning assigned to such term in the introductory paragraph to this Agreementmean any wholly owned Restricted Subsidiary of Terex organized under the laws of Ireland that is designated as a Borrower in accordance with Section 9.22 and as the “European Borrower” hereunder by Terex and the Administrative Agent. As of the Amendment No. 3 Effective Date, there is no European Borrower hereunder and references in this Agreement and the other Loan Documents to the European Borrower shall, unless the context otherwise requires, be disregarded until such time as an additional Borrower is designated as the European Borrower. Notwithstanding the foregoing, for purposes of Sections 2.20 and 2.32, the term “European Borrower” shall include any other Borrower under this

28 Agreement that is organized under Irish law or any of whose payments under any Loan Document would otherwise be treated as having an Irish source for Irish tax purposes. “Event of Default” shall have the meaning assigned to such term in Article VII. “Excess Cash Flow” shall mean, for any ECF Period, without duplication and, in the case of any deduction set forth in this definition, without duplication of any amounts deducted in calculating the amount of any required payment in accordance with Section 2.13(d), the excess of (a) the sum, without duplication, of (i) Consolidated Net Income for such ECF Period, (ii) infrequent, non-operating, non-recurring or unusual cash receipts of Terex and its Restricted Subsidiaries, if any, during such ECF Period and not included in Consolidated Net Income, (iii) reductions to non-cash working capital of Terex and its Restricted Subsidiaries for such ECF Period (i.e., the decrease, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such ECF Period, without giving effect to the impact on such calculation as a result of acquisitions, Asset Sales and Investments outside the ordinary course of business by Terex and its Restricted Subsidiaries completed during such ECF Period) and (iv) an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, over (b) the sum, without duplication, of (i) the amount of any cash income taxes payable by Terex and its Restricted Subsidiaries with respect to such ECF Period, (ii) cash interest paid by Terex and its Restricted Subsidiaries during such ECF Period, (iii) software and intellectual property expenditures and other Consolidated Capital Expenditures made in cash during such ECF Period (and not deducted from Excess Cash Flow in any prior year), except to the extent financed with the proceeds of long- term Indebtedness (other than revolving Indebtedness), (iv) scheduled principal repayments of Indebtedness made by Terex and its Restricted Subsidiaries during such ECF Period, (v) mandatory prepayments of the principal of Indebtedness as a result of any Casualty or Condemnation (only to the extent the Casualty Proceeds increased Consolidated Net Income for such ECF Period), (vi) infrequent, non-operating, non-recurring or unusual expenses and losses to the extent paid in cash by Terex and its Restricted Subsidiaries, if any, during such ECF Period and not included in Consolidated Net Income, (vii) additions to non-cash working capital for such ECF Period (i.e., the increase, if any, in Consolidated Current Assets minus Consolidated Current Liabilities from the beginning to the end of such ECF Period, without giving effect to the impact on such calculation as a result of acquisitions, Asset Sales and Investments outside the ordinary course of business by Terex and its Restricted Subsidiaries completed during such ECF Period), (viii) the Net Cash Proceeds of Asset Sales (without giving effect to the exclusions thereof contained in such definition) and the net cash proceeds of equity issuances by Terex or any of its Restricted Subsidiaries during such ECF Period, to the extent included in Consolidated Net Income, in each case, outside the ordinary course of business, (ix) any cash payments that are made during such ECF Period and have the effect of reducing long-term liabilities (other than Indebtedness) that was not accrued during such ECF Period, except to the extent financed with the proceeds of long-term Indebtedness (other than revolving Indebtedness), (x) the amount of Taxes paid in cash during such ECF Period to the extent they exceed the amount of Tax expense deducted in determining Consolidated Net Income (except, in each case, to the extent financed with long- term Indebtedness (other than revolving Indebtedness)), (xi) to the extent not deducted in determining Consolidated Net Income for such period, any amounts paid by Terex and its Restricted Subsidiaries during such period that are reimbursable by the seller, or other unrelated third party, in connection with a Permitted Acquisition or other permitted Investments (and

29 provided that once so reimbursed, such amounts shall increase Excess Cash Flow for the period in which received), (xii) cash expenditures in respect of Swap Agreements during such ECF Period to the extent not deducted in arriving at such Consolidated Net Income (except to the extent financed with long-term Indebtedness (other than revolving Indebtedness)), (xiii) an amount equal to credits included in clauses (g), (h), (i), (k) and (l) of the definition of Consolidated Net Income, (xiv) the amount of Capital Expenditures or acquisitions of intellectual property or consideration in respect of Permitted Acquisitions or other similar Investments (the “Contract Consideration”) that the Borrower or any of its Restricted Subsidiaries is required to make (or reasonably expects to make) during the period of four consecutive fiscal quarters of the Borrower following the end of such ECF Period (except, in each case, to the extent financed with long-term Indebtedness (other than revolving Indebtedness)); provided that to the extent the aggregate amount of internally generated cash flow actually utilized to finance such Permitted Acquisitions, Investment, Capital Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (xv) payments of an earn-out or seller note or note converted from an earn-out, (xvi) cash restructuring charges and other cash expenditures (including cash tax (and/or tax reserves) or accrued tax amounts), (xvi) other cash payments that are not expensed during such period, (xvii) Restricted Payments permitted hereunder paid in cash by Terex or any of its Restricted Subsidiaries during such ECF Period and (xviii) cash payments in respect of Permitted Acquisitions and other Investments permitted hereunder made by Terex or any of its Restricted Subsidiaries during such ECF Period, or, at the election of Terex in its sole discretion and without duplication with future periods, following such ECF Period and prior to such ECF Application Date. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Exchange Rate” shall mean, on any day, with respect to any currency other than dollars (for purposes of determining the Dollar Equivalent) or any Alternative Currency (for purposes of determining the Alternative Currency Equivalent with respect to such Alternative Currency), the rate at which such currency may be exchanged into dollars or the applicable Alternative Currency, as the case may be, as set forth at approximately 11:00 a.m., New York City time, on such date on the applicable Bloomberg Key Cross Currency Rates Page. In the event that any such rate does not appear on any Bloomberg Key Cross Currency Rates Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates selected by the Administrative Agent for such purpose, or, at the discretion of the Administrative Agent, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., local time in such market, on such date for the purchase of dollars or the applicable Alternative Currency, as the case may be, for delivery two Business Days later; provided that, if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any other reasonable method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error. “Excluded Assets” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

30 “Excluded Subsidiary” shall mean any Subsidiary of Terex that is, at any time of determination, (a) not a wholly owned Subsidiary; (b) a special purpose securitization vehicle (or similar entity) created pursuant to a transaction permitted under this Agreement; (c) a joint venture; (d) a not-for-profit Subsidiary; (e) a Captive Insurance Subsidiary; (f) an Unrestricted Subsidiary; (g) a CFC; (h) a Foreign Subsidiary Holdco; (i) a Subsidiary of a CFC or a Foreign Subsidiary Holdco; (j) any Non-U.S. Subsidiary; (k) an Immaterial Subsidiary; (l) a Subsidiary for which the granting of a pledge or security interest would be prohibited or restricted by applicable law (including financial assistance, fraudulent conveyance, preference, thin capitalization or other similar laws or regulations), whether on the Amendment No. 2 Effective Date or thereafter or by contract existing on the Amendment No. 2 Effective Date, or, if such Subsidiary is acquired after the Amendment No. 2 Effective Date, by any contract binding on such Subsidiary existing when such Subsidiary is acquired (so long as such prohibition or restriction is not created in contemplation of such acquisition), including any requirement to obtain the consent of any governmental authority or third party (in each case, for so long as such prohibition or restriction is in effect, and unless such consent has been obtained); (m) to the extent any Indebtedness incurred by a Restricted Subsidiary prior to becoming a Restricted Subsidiary (and not incurred in contemplation of such Restricted Subsidiary becoming a Restricted Subsidiary) prohibits such Restricted Subsidiary (and any Subsidiary thereof) from becoming a Guarantor (in each case, for so long as such prohibition is in effect); (n) for which the cost of providing a Guarantee is excessive in relation to the value afforded thereby (as reasonably determined in good faith by Terex and the Administrative Agent); or (o) any Subsidiary for which the provision of a Guarantee would reasonably be expected to result in adverse tax consequences (that are not de minimis), as reasonably determined in good faith by Terex in consultation with the Administrative Agent. “Excluded Swap Obligations” shall mean, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to, or required to be withheld or deducted from a payment to, the Administrative Agent, any Lender or an Issuing Bank: (i) Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes of the Administrative Agent, any Lender or an Issuing Bank (or any Transferee), in each case (A) imposed by the jurisdiction under the laws of which the Administrative Agent, such Lender or such Issuing Bank (or Transferee) is organized or incorporated, or the jurisdiction in which the Administrative Agent’s, such Lender’s or such Issuing Bank’s (or Transferee’s) principal office or applicable lending office is located (or any political subdivision thereof) or (B) that are Other Connection Taxes, (ii) Taxes attributable to such recipient’s failure to comply with Section 2.20(f), (iii) in the case of a Lender or Issuing Bank (or Transferee thereof), Taxes imposed by a Governmental Authority in the United States, the United Kingdom, Ireland or Australia, in each case on amounts payable to or for the account of such Lender or Issuing Bank (or Transferee thereof) with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (x) such Lender or Issuing Bank

31 (or Transferee thereof) acquires such interest in the Loan or Commitment (other than pursuant to an assignment made at the request of any Borrower) or (y) such Lender or Issuing Bank (or Transferee thereof) changes its lending office, except in each case to the extent that pursuant to Section 2.20, amounts with respect to such Taxes were payable either to the assignor of such Lender or Issuing Bank (or Transferee thereof) immediately before such Lender or Issuing Bank (or Transferee thereof) acquired the applicable interest in such Loan or Commitment or to such Lender or Issuing Bank (or Transferee thereof) immediately before it changed its lending office, (iv) Taxes arising under FATCA and (v) in relation to a Loan made to, or a Letter of Credit issued for the account of, the Australian Borrower, Taxes required to be withheld pursuant to a direction under section 255 of the Income Tax Assessment Act 1936 (Cth) or section 260-5 of Schedule 1 to the Taxation Administration Act 1953 (Cth). “Existing Letter of Credit” shall mean each letter of credit (a) issued under the Original Credit Agreement, (b) outstanding on the Amendment No. 2 Effective Date and (c) listed in Schedule 1.01(c). “Extension of Credit” shall mean each of (i) the making of a Loan, (ii) the making of a U.S. Swingline Loan and (iii) the issuance, amendment or extension of any Letter of Credit (other than any such amendment or extension that does not increase the stated amount of the relevant Letter of Credit). “Extension-Based Amount” shall mean, in the case of Indebtedness that serves to effectively extend the maturity (without increasing or elevating the priority of the Liens securing such Indebtedness) of any Term Loans, any Revolving Loans, any Revolving Credit Commitments, any Incremental Commitments, any Refinancing Loans, any Refinancing Commitments or any Indebtedness incurred pursuant to Sections 6.01(s) or 6.01(u), in each case, that constitutes First Lien Debt, an amount equal to the portion of the relevant facility that will be effectively extended by such Indebtedness. “Extension-Based Incremental Facility” shall have the meaning assigned to such term in Section 2.27(a)(i). “Facility” shall mean the Term Loan Facility and the Revolving Facility, as the context may require. “Facility Fee” shall have the meaning assigned to such term in Section 2.05(a). “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), the Treasury Department’s regulations promulgated thereunder and the intergovernmental agreements entered into pursuant thereto (and any law or regulation pursuant to, or in respect of, such intergovernmental agreements) and any agreement entered into pursuant to Section 1471(b)(1) of the Code. “FATCA Deduction” shall mean a deduction or withholding for a payment under this Agreement required by FATCA. “FCPA” shall have the meaning assigned to such term in Section 3.23(c).

32 “Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that if such rate shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement. “Fees” shall mean the Facility Fees, the Administrative Agent Fees, the L/C Participation Fees and the Issuing Bank Fees. “Financial Covenant Default” shall have the meaning assigned to such term in paragraph (d) of Article VII. “Financial Definitions” shall mean the definitions of Consolidated Interest Expense, Consolidated Net Income, First Lien Net Leverage Ratio, Total Net Leverage Ratio, Consolidated EBITDA, Interest Coverage Ratio, and Fixed Charges, and any defined term or section reference included in such definitions. “Financial Officer” of any person shall mean the chief financial officer, a Vice President-Finance, principal accounting officer, Treasurer or Controller of such person and any other officer or similar official thereof responsible for financial matters of such person (or any other person reasonably acceptable to the Administrative Agent). “Finsub” shall mean one or more bankruptcy-remote legal entities that are wholly owned Unrestricted Subsidiaries of Terex organized solely for the purpose of engaging in a Receivables Program. “First Lien Debt” shall mean any Indebtedness that is secured on a pari passu basis with the Liens that secure the Facilities. “First Lien Net Leverage Ratio” shall mean the ratio of (a) the aggregate principal amount of Indebtedness of Terex and its Restricted Subsidiaries outstanding, determined on a consolidated basis, limited to (i) Indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or similar instruments and (iii) unreimbursed letter of credit drawings, in each case, that are secured by a Lien on any assets of Terex or any of its Restricted Subsidiaries that is pari passu with the Liens on the Collateral securing the Facilities, excluding, for the avoidance of doubt, Indebtedness in respect of Capitalized Lease Obligations and purchase money Indebtedness (net of all unrestricted cash and Cash Equivalents of Terex and its Restricted Subsidiaries and net of all cash and Cash Equivalents that is restricted in favor of the Collateral Agent (and also, to the extent applicable, in favor of any holder of First Lien Debt or Junior Lien Debt)) to (b) Consolidated EBITDA, determined on a pro forma basis as of the last day of the most recently ended Test Period. “First Lien/Second Lien Intercreditor Agreement” shall mean a First Lien/Second Lien Intercreditor Agreement substantially in the form of Exhibit G-1, or otherwise in form and substance reasonably satisfactory to the Administrative Agent and Terex. “Fixed Amount” shall mean an outstanding amount equal to (i) the greater of $925,000,000 and 100% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most

33 recently completed Test Period, less (ii) any Indebtedness incurred and outstanding pursuant Section 2.27(a)(i)(z) and Section 6.01(u)(iv). “Fixed Charges” shall mean with respect to Terex and its Restricted Subsidiaries for any period, the sum of: (1) Consolidated Interest Expense paid in cash during such period; and (2) all cash dividend payments (excluding items eliminated in consolidation) on any series of Disqualified Equity Interests of Terex and its Restricted Subsidiaries. “Fixed Incremental Facility” shall have the meaning assigned to such term in Section 2.27(a)(i). “Floor” shall mean the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the then-applicable Benchmark. “Floor Plan Guarantees” shall mean Guarantees (including but not limited to repurchase or remarketing obligations) by Terex or a Restricted Subsidiary incurred in the ordinary course of business consistent with past practice of Indebtedness incurred by a franchise dealer, or other purchaser or lessor, for the purchase of inventory manufactured or sold by Terex or a Restricted Subsidiary, the proceeds of which Indebtedness is used solely to pay the purchase price of such inventory to such franchise dealer or other purchaser or lessor and any related reasonable fees and expenses (including financing fees); provided, however, that (a) to the extent commercially practicable, the Indebtedness so Guaranteed is secured by a perfected first priority Lien on such inventory in favor of the holder of such Indebtedness and (b) if Terex or such Restricted Subsidiary is required to make payment with respect to such Guarantee, Terex or such Restricted Subsidiary will have the right to receive either (i) title to such inventory, (ii) a valid assignment of a perfected first priority Lien in such inventory or (iii) the net proceeds of any resale of such inventory. “Foreign Subsidiary Holdco” shall mean any Subsidiary that is a U.S. Person or U.S. Subsidiary and has no material assets, directly or indirectly, other than Equity Interests in one or more CFCs or Foreign Subsidiary Holdcos. “Fort Acquired Business” shall mean the companies and other assets acquired, directly or indirectly, by Terex pursuant to the Fort Acquisition Agreement. “Fort Acquisition” shall mean the acquisition by Terex, directly or indirectly, of all of the issued and outstanding equity interests of certain companies and other assets pursuant to the Fort Acquisition Agreement. “Fort Acquisition Agreement” shall mean that certain Transaction Agreement, dated as of July 21, 2024, by and between Terex and Dover Corporation, a Delaware corporation. “Fronting Exposure” shall mean, at any time there is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s applicable Pro Rata Percentage of the outstanding L/C Disbursements with respect to Letters of Credit issued by such Issuing Bank other than L/C

34 Disbursements as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders or cash collateralized in accordance with the terms hereof and (b) with respect to the U.S. Swingline Lender, such Defaulting Lender’s applicable Pro Rata Percentage of outstanding applicable U.S. Swingline Loans made by the U.S. Swingline Lender other than U.S. Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other U.S. Revolving Credit Lenders. “GAAP” shall mean generally accepted accounting principles in effect in the United States applied on a consistent basis. “Global Intercompany Note” shall mean a promissory note substantially in the form of Exhibit F, with such modifications to such form as may be reasonably approved by Terex and the Administrative Agent. “Governmental Authority” shall mean the government of the United States of America, the United Kingdom, Australia, Ireland, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” shall have the meaning assigned to such term in Section 9.04(j). “Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business and (ii) Floor Plan Guarantees except to the extent that they appear as debt on the balance sheet of Terex and its consolidated Restricted Subsidiaries. “Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement dated as of the Original Closing Date, among Terex, the Subsidiaries of Terex party thereto and the Collateral Agent for the benefit of the Secured Parties. “Guarantors” shall mean Terex and the Subsidiary Guarantors. “Hazardous Materials” shall mean all explosive or radioactive materials, substances or wastes, hazardous or toxic materials, substances or wastes, pollutants, solid, liquid or gaseous wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls (“PCBs”) or PCB-containing materials or equipment, per- or

35 polyfluoroaklyl substances, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedging Agreement” shall mean any Interest Rate Protection Agreement or any foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement (including interest rate, foreign exchange, currency, or commodity derivatives entered into in the ordinary course of business and not for speculative purposes), including pursuant to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement, including any related schedules and any obligations or liabilities under any such master agreement and the related confirmations. “HMRC DT Treaty Passport Scheme” shall mean the HM Revenue & Customs double taxation treaty passport scheme. “Immaterial Subsidiary” shall mean any Subsidiary that is not a Material Restricted Subsidiary; provided that no Subsidiary Borrower may be an Immaterial Subsidiary. “Incremental Assumption Agreement” shall mean an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent and Terex, among Terex, the applicable Borrower, the Administrative Agent and each Incremental Term Lender and/or existing or additional Revolving Credit Lender party thereto. “Incremental Facility” shall mean any Class of Incremental Term Loan Commitments or Incremental Revolving Commitments and the extensions of credit made thereunder, as the context may require. “Incremental Facility Closing Date” shall have the meaning assigned to such term in Section 2.27(c). “Incremental Lenders” shall have the meaning assigned to such term in Section 2.27(a). “Incremental Revolving Commitments” shall have the meaning assigned to such term in Section 2.27(a). “Incremental Revolving Lender” shall mean a Lender with an Incremental Revolving Commitment or an outstanding Incremental Revolving Loan. “Incremental Revolving Loan” shall mean a Revolving Loan made by an Incremental Revolving Lender pursuant to an Incremental Revolving Commitment. “Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan. “Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to Section 2.27, to make Incremental Term Loans to one or more Borrowers, as applicable.

36 “Incremental Term Loan Maturity Date” shall mean the final maturity date of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement. “Incremental Term Loan Repayment Date” shall mean each date regularly scheduled for the payment of principal of any Incremental Term Loan, as set forth in the applicable Incremental Assumption Agreement. “Incremental Term Loans” shall mean term loans made by one or more Lenders to one or more Borrowers pursuant to Section 2.01(c). Incremental Term Loans may be made in the form of additional Term Loans of any Class or, to the extent permitted by Section 2.27 and provided for in the relevant Incremental Assumption Agreement, Other Term Loans. “Incremental Yield Differential” shall have the meaning assigned to such term in Section 2.27(a)(vii). “Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such person of Indebtedness of others, (h) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (j) all obligations of such person as an account party in respect of letters of credit, (k) all obligations of such person as an account party in respect of bankers’ acceptances and (l) the liquidation preference or maximum fixed repurchase price, as the case may be, of any Disqualified Equity Interests of such person. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner, to the extent such Indebtedness is recourse to such person either expressly or by operation of law. Notwithstanding the foregoing, (x) obligations of Terex or any Restricted Subsidiary in respect of the sale or purported sale of Retained Recourse Equipment Loans shall only be included as Indebtedness to the extent of the Retained Recourse Amount thereof and (y) none of the following shall be included as Indebtedness: (i) Obligations associated with other post-employment benefits and pension plans, workers’ compensation claims, deferred compensation or employee or director equity plans, social security or wage taxes, (ii) any operating leases as such an instrument would be determined in accordance with GAAP as in effect on December 31, 2017, (iii) in connection with the purchase by Terex or any Restricted Subsidiary of any business, post-closing payment adjustments to which the seller may be entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing until thirty (30) days after any such obligation becomes contractually due and payable, (iv) deferred or prepaid revenues, (v) any Equity Interests (other than Disqualified Equity Interests), (vi) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other

37 unperformed obligations of the respective seller, (vii) premiums payable to, and advance commissions or claims payments from, insurance companies, (viii) earn-outs or similar obligations, (ix) intercompany indebtedness between or among Terex and its Restricted Subsidiaries made in the ordinary course of business and having a term not exceeding 364 days; provided that, in the case of any Indebtedness owed by Terex or any Subsidiary Guarantor to any Restricted Subsidiary that is not a Subsidiary Guarantor, such Indebtedness is unsecured, or (x) deferred compensation to employees of Terex and its Subsidiaries incurred in the ordinary course of business. “Indemnified Taxes” shall mean Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document. “Ineligible Assignee” shall mean (i) Terex or any Affiliate of Terex (other than as expressly contemplated by Section 9.04(l)), (ii) any natural person (or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, any natural person), (iii) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof, (iv) a Person that at the time of such assignment, is the subject of Sanctions or (v) any Disqualified Lender. “Information” shall have the meaning assigned to such term in Section 9.17. “Intercreditor Agreement” shall mean (i) in connection with the incurrence of any Junior Lien Debt, a First Lien/Second Lien Intercreditor Agreement, (ii) in connection with the incurrence of any First Lien Debt, any intercreditor agreement among the Administrative Agent, the Borrowers, the Guarantors and one or more Senior Representatives in respect of such applicable Indebtedness or any other party, as the case may be, substantially on terms set forth on Exhibit G- 2 (or otherwise in form and substance reasonably satisfactory to the Administrative Agent and Terex) and (iii) in connection with the incurrence of any other Indebtedness, an intercreditor or subordination agreement or arrangement (which may take the form of a “waterfall” or similar provision), as applicable, the terms of which are (a) consistent with market terms (as determined by Terex and the Administrative Agent in good faith) governing arrangements for the sharing and/or subordination of liens and/or arrangements relating to the distribution of payments, as applicable, at the time the relevant intercreditor agreement is proposed to be established in light of the type of Indebtedness subject thereto or (b) reasonably acceptable to Terex and the Administrative Agent; provided that any form of, or any modification to any form of, intercreditor or subordination agreement or arrangement referred to in this definition shall be deemed acceptable to the Administrative Agent if the Required Lenders have not objected thereto by written notice to the Administrative Agent within five Business Days after a copy thereof is provided to the Lenders. “Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Interest Expense for such period payable in cash, determined on a pro forma basis. “Interest Payment Date” shall mean (a) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the

38 case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to any Borrowing, (b) with respect to any ABR Loan, the last Business Day of each March, June, September and December, and (c) with respect to any SONIA Rate Loan, each date that is on the numerically corresponding day in each succeeding calendar month on which all or any portion of such Loan is outstanding and, in addition, the date of any prepayment of any Term Benchmark Borrowing or conversion of any Term SOFR Borrowing to an ABR Borrowing. “Interest Period” shall mean as to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 3 or 6 months thereafter; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. “Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or similar agreement or arrangement entered into in the ordinary course of business of any Borrower or any Restricted Subsidiary and not solely for speculation. “Investment” shall have the meaning assigned to such term in Section 6.04. “Irish Companies Act” shall mean the Companies Act 2014 of Ireland. “Irish Loan Party” shall mean any Borrower or Guarantor that is organized under Irish law or any of whose payments under any Loan Document would otherwise be treated as having an Irish source for Irish tax purposes. “Irish Qualifying Jurisdiction” shall mean: (a) a member state of the European Union (other than Ireland); or (b) to the extent not a member state of the European Union, a jurisdiction with which Ireland has entered into an Irish Tax Treaty that either has the force of law by virtue of section 826(1) of the TCA or which will have the force of law on completion of the procedures set out in section 826(1) of the TCA. “Irish Qualifying Lender” shall mean a Lender which at the time the payment of interest on the relevant Loan or Commitment is made, is, beneficially entitled to the interest payable to that Lender by such Borrower and: (a) which is a bank (within the meaning of Section 246 (1) of the TCA) which is carrying on a bona fide banking business in Ireland (for the purposes of Section 246(3)(a) of the TCA); or

39 (b) which is an authorised credit institution under the terms of Directive 2013/36/EU and has duly established a branch in Ireland having made all necessary notifications to its home state competent authorities required thereunder in relation to its intention to carry on banking business in Ireland and such credit institution is recognised by the Revenue Commissioners in Ireland as carrying on a bona fide banking business in Ireland (for the purposes of Section 246(3) of the TCA); or (c) which is a body corporate: (i) which, by virtue of the law of an Irish Qualifying Jurisdiction, is resident in the Irish Qualifying Jurisdiction for the purposes of tax and where that jurisdiction imposes a tax that generally applies to interest receivable in that jurisdiction, by companies from sources outside that jurisdiction; or (ii) in receipt of interest under this Agreement which: (A) is exempted from the charge to Irish income tax pursuant to the terms of an Irish Tax Treaty in force on the date the relevant interest is paid; or (B) would be exempted from the charge to Irish income tax pursuant to the terms of an Irish Tax Treaty signed on or before the date on which the relevant interest is paid but not in force on that date, assuming that such Irish Tax Treaty had the force of law by virtue of section 826(1) TCA on that date; provided that, in the case of both (i) and (ii) above, such body corporate does not provide its commitment in connection with a trade or business which is carried on in Ireland by it through a branch or agency in Ireland; or (d) which is a company that is incorporated in the U.S. and is taxed in the U.S. on its worldwide income provided that such company does not provide its commitment in connection with a trade or business which is carried on in Ireland by it through a branch or agency in Ireland; or (e) which is a U.S. limited liability company, where the ultimate recipients of the interest payable to that limited liability company satisfy the requirements set out in (c) or (d) above and the business conducted through the limited liability company is so structured for market reasons and not for tax avoidance purposes, provided that such limited liability company does not provide its commitment in connection with a trade or business which is carried on by it, or them, in Ireland through a branch or agency; or (f) which is a body corporate: (i) which advances money in the ordinary course of a trade which includes the lending of money and whose lending office is located in Ireland; and (ii) in whose hands any interest payable under this Agreement is taken into account in computing the trading income of that body corporate; and

40 (iii) which has complied with the notification requirements set out in Section 246(5)(a) of the TCA; or (g) which is a qualifying company (within the meaning of Section 110 of the TCA); or (h) which is an investment undertaking (within the meaning of Section 739B of the TCA); or (i) which is an Irish Treaty Lender; or (j) which is an exempt approved scheme within the meaning of Section 774 of the TCA. “Irish Treaty Lender” shall mean a Lender other than a Lender falling within paragraph (c), (d) or (e) of the definition of Irish Qualifying Lender which is beneficially entitled to the interest payable to it by such Borrower, is treated as a resident of an Irish Treaty State for the purposes of an Irish Tax Treaty and does not carry on a business in Ireland through a permanent establishment (as defined in the relevant Irish Tax Treaty) with which that Lender’s participation in this Agreement is effectively connected and which, subject to the completion of procedural formalities, such as self-certification forms, is entitled to exemption from Irish tax on interest or income from debt claims under an Irish Tax Treaty. “Irish Treaty State” shall mean a jurisdiction having a double taxation agreement (an “Irish Tax Treaty”) with Ireland which is in effect and makes provision for full exemption, or full refund, from tax imposed by Ireland on interest and income from debt claims. “ISDA Definitions” shall mean the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Bank” shall mean, as the context may require, (a) each Revolving Credit Lender as of the Amendment No. 2 Effective Date, (b) any Lender that may become an Issuing Bank pursuant to Section 2.23(i) or 2.26, with respect to Letters of Credit issued by such Lender, and (c) with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit. Notwithstanding anything to the contrary herein, UBS AG, Stamford Branch and Barclays Bank PLC shall not be required to issue any commercial (as opposed to standby) Letters of Credit. “Issuing Bank Fees” shall have the meaning assigned to such term in Section 2.05(c). “ITA” shall mean the United Kingdom’s Income Tax Act 2007. “Joint Bookrunners” shall mean the Restatement Joint Bookrunners and/or, the Amendment No. 2 Joint Bookrunners and/or the Amendment No. 3 Joint Bookrunners, as applicable. “Judgment Currency” shall have the meaning assigned to such term in Section 9.16(b).

41 “Junior Lien Debt” shall mean any Indebtedness that is secured by the Collateral on a junior basis to the Obligations. “JV Finco” shall mean a special purpose entity, in which Terex or a Restricted Subsidiary owns an Equity Interest, with the balance owned by one or more financial institutions, formed primarily for the purpose of financing purchases by customers of Terex and the Restricted Subsidiaries of goods and services offered by Terex and its Subsidiaries. “Latest Maturity Date” on any date shall mean the latest maturity date applicable on such date to Term Loans (including Incremental Term Loans and Other Term Loans) or Revolving Credit Commitments hereunder. “Law” shall mean, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “LCT Election” shall have the meaning assigned to such term in Section 1.11. “L/C Commitment” shall mean the commitment of each Issuing Bank to issue Letters of Credit pursuant to Section 2.23. The amount of each Issuing Bank’s L/C Commitment as of the Amendment No. 2 Effective Date is set forth on Schedule II to Amendment No. 2 or, if an Issuing Bank has been designated in accordance with Section 2.23(i) or Section 2.26, is the amount set forth for such Issuing Bank as its L/C Commitment in the Register. “L/C Disbursement” shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit. An L/C Disbursement shall be a “U.S. L/C Disbursement” if made in respect of a U.S. Letter of Credit and a “Multicurrency L/C Disbursement” if made in respect of a Multicurrency Letter of Credit. “L/C Exposure” shall mean at any time the sum of (a) the U.S. L/C Exposure and (b) the Multicurrency L/C Exposure. “L/C Participation Fee” shall have the meaning assigned to such term in Section 2.05(c). “Lender Presentation” shall mean the Lender Presentation of Terex used in connection with the syndication of the Facilities provided for herein. “Lenders” shall mean (a) the financial institutions listed on (i) Schedule I to Amendment No. 3 and (ii) Schedule II to Amendment No. 2 and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance or pursuant to an Incremental Assumption Agreement (in each case, other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Acceptance). Unless the context clearly indicates otherwise, the term “Lenders” shall include the U.S. Swingline Lenders.

42 “Letter of Credit” shall mean (a) any letter of credit issued pursuant to Section 2.23 and (b) any Existing Letter of Credit. “Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Limited Condition Transaction” shall mean (a) any acquisition or similar Investment permitted hereunder (including acquisitions and similar Investments subject to a definitive purchase agreement or similar agreement or document), (b) any Asset Sale or other disposition, including by way of merger, amalgamation or consolidation, (c) any Restricted Payment or Restricted Debt Payment, and (d) any transaction related to each of the foregoing (including any related assumption or incurrence of any Indebtedness (other than the incurrence of Revolving Loans) or Liens and/or any designation of Restricted Subsidiaries or Unrestricted Subsidiaries). “Limited Recourse Receivables Financing” shall mean a receivables financing with a customary market structure and with limited or no recourse to any Loan Party or any Restricted Subsidiary, other than through the provision of undertakings that are customary in receivables securitization or receivables financing transactions. A transaction will be considered to be a Limited Recourse Receivables Financing if treated as a true sale of the related receivables for accounting purposes, even if the financing provider has limited or partial recourse to any Loan Party or any Restricted Subsidiary. “Loan Documents” shall mean this Agreement, the Security Documents, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, each Incremental Assumption Agreement, each Refinancing Facility Agreement, any Intercreditor Agreement and each Loan Modification Agreement. “Loan Modification Agreement” shall mean a loan modification agreement in form and substance reasonably satisfactory to the Administrative Agent, Terex, each applicable Borrower, each applicable Guarantor and one or more Accepting Lenders. “Loan Modification Offer” shall have the meaning assigned to such term in Section 2.30(a). “Loan Parties” shall mean the Borrowers and the Guarantors. “Loans” shall mean the Revolving Loans, the Term Loans and the U.S. Swingline Loans. “Local Time” shall mean, in relation to any Borrowing by (a) Terex, New York City time, (b) any U.K. Borrower or the European Borrower, London time, and (c) the Australian Borrower, Melbourne time. “Margin Stock” shall have the meaning assigned to such term in Regulation U.

43 “Material Adverse Effect” shall mean (a) a materially adverse effect on the business, assets, operations, prospects or condition, financial or otherwise, of Terex and the Restricted Subsidiaries, taken as a whole, (b) material impairment of the ability of the Loan Parties to perform their obligations under the Loan Documents or (c) material impairment of the rights of, remedies of or benefits available to the Lenders under any Loan Document. “Material First Tier Non-U.S. Subsidiary” shall mean (a) any Non-U.S. Subsidiary listed on Schedule 1.01(d) and (b) each other first tier Non-U.S. Subsidiary of Terex or a Subsidiary Guarantor which, as of the last day of any fiscal quarter, satisfies either of the following tests: (i) such Non-U.S. Subsidiary’s total tangible assets (after intercompany eliminations) exceeds 10% of consolidated total tangible assets of Terex and its Subsidiaries; or (ii) such Non-U.S. Subsidiary’s revenue for the last twelve months ending as of the last day of such fiscal quarter exceeds 10% of the revenue for the last twelve months ending as of the last day of such fiscal quarter of Terex and its Subsidiaries, determined on a consolidated basis in accordance with GAAP. “Material Owned Real Property” shall mean real property located in the United States of America which is owned by Terex or a Subsidiary Guarantor with a fair market value in excess of $25,000,000, other than, in each case, any “Building” or “Mobile Home” (as each such term is defined in the 12 CFR Chapter III, Section 339.2) that is (i) not material to the operations of Terex and its Restricted Subsidiaries, as reasonably determined in good faith by Terex in consultation with the Administrative Agent, and (ii) located in an area designated by the Federal Emergency Management Agency as a special flood hazard area. “Material Restricted Subsidiary” shall mean a Subsidiary that is a Restricted Subsidiary and that as of the last day of any fiscal quarter, satisfies either of the following tests: (i) such Subsidiary’s total tangible assets (after intercompany eliminations) exceeds 10% of consolidated total tangible assets of Terex and its Subsidiaries; or (ii) such Subsidiary’s revenue for the last twelve months ending as of the last day of such fiscal quarter exceeds 10% of the revenue for the last twelve months ending as of the last day of such fiscal quarter of Terex and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided, that, if on the last day of any fiscal quarter of Terex, Subsidiaries that are Restricted Subsidiaries and that on such date are not otherwise Loan Parties shall in the aggregate have either combined consolidated total tangible assets in excess of 15% of the consolidated total tangible assets of Terex and its Subsidiaries or combined consolidated revenues for the last twelve month period ending on such date in excess of 15% of the consolidated revenues of Terex and its Subsidiaries for such period, in each case on a consolidated basis in accordance with GAAP, then one or more Restricted Subsidiaries of Terex shall be deemed to be a Material Restricted Subsidiary (in descending order (or such other order as Terex shall have selected in its discretion)

44 based on their respective amounts of total tangible assets or revenue, as the case may be) so that neither of such thresholds is exceeded. “Material U.S. Restricted Subsidiary” shall mean a Material Restricted Subsidiary that is a U.S. Subsidiary. “Maturity Limitation” shall have the meaning assigned to such term in Section 2.27(a)(iii). “MFN Adjustment” shall have the meaning assigned to such term in Section 2.27(a)(vii). “Minimum Extension Condition” shall have the meaning assigned to such term in Section 2.30(c). “Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto. “Mortgaged Properties” shall mean the Material Owned Real Properties with respect to which a Mortgage is in effect on the Amendment No. 2 Effective Date or is thereafter executed and delivered in accordance with Section 5.11. “Mortgages” shall mean the mortgages, deeds of trust, assignments of leases and rents, modifications and other security documents delivered pursuant to Section 5.11, each substantially in the form of Exhibit E. “Multicurrency Contract Loan Commitment” shall mean the commitment of a Revolving Credit Lender to make Multicurrency Contract Loans pursuant to Section 2.29. “Multicurrency Contract Loan Exposure” shall mean, at any time, the aggregate principal amount of all outstanding Multicurrency Contract Loans at such time. “Multicurrency L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Multicurrency Letters of Credit denominated in dollars at such time, (b) the Dollar Equivalent of the aggregate undrawn amount of all outstanding Multicurrency Letters of Credit denominated in Alternative Currencies at such time, (c) the aggregate principal amount of all L/C Disbursements in respect of Multicurrency Letters of Credit denominated in dollars that have not yet been reimbursed at such time and (d) the Dollar Equivalent of the aggregate principal amount of all L/C Disbursements in respect of Multicurrency Letters of Credit denominated in Alternative Currencies that have not yet been reimbursed at such time. The Multicurrency L/C Exposure of any Revolving Credit Lender at any time shall mean its Pro Rata Percentage of the total Multicurrency L/C Exposure at such time. “Multicurrency Letter of Credit” shall mean a Letter of Credit that is issued or deemed issued under the Multicurrency Revolving Credit Commitments. “Multicurrency Revolving Credit Borrowing” shall mean a Borrowing comprised of Multicurrency Revolving Loans. “Multicurrency Revolving Credit Commitment” shall mean, with respect to each Multicurrency Revolving Credit Lender, the commitment of such Multicurrency Revolving Credit

45 Lender to make Multicurrency Revolving Loans and to acquire participations in Multicurrency L/C Disbursements hereunder as set forth on Schedule II to Amendment No. 2, or in the Assignment and Acceptance pursuant to which such Multicurrency Revolving Credit Lender assumed its Multicurrency Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Multicurrency Revolving Credit Lender pursuant to Section 9.04. The aggregate principal amount of the Multicurrency Revolving Credit Commitments on the Amendment No. 2 Effective Date is $400,000,000. “Multicurrency Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of all outstanding Multicurrency Revolving Loans of such Lender at such time denominated in dollars, (b) the Dollar Equivalent of the aggregate principal amount of all outstanding Multicurrency Revolving Loans of such Lender that are Alternative Currency Loans at such time and (c) the aggregate amount of such Lender’s Multicurrency L/C Exposure at such time. “Multicurrency Revolving Credit Lender” shall mean a Lender with a Multicurrency Revolving Credit Commitment or an outstanding Multicurrency Revolving Loan. “Multicurrency Revolving Loans” shall mean the revolving loans made by the Multicurrency Revolving Credit Lenders to a Borrower pursuant to clause (ii) of Section 2.01(b). Multicurrency Revolving Loans may be denominated in dollars or Alternative Currencies. “Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Cash Proceeds” shall mean (a) with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of non-cash consideration initially received and including all insurance settlements and condemnation awards), net of (i) transaction expenses (including reasonable broker’s fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, transfer and similar taxes and Terex’s good faith estimate of income taxes paid or payable by Terex or its Restricted Subsidiaries in connection with the receipt of such cash proceeds), (ii) amounts provided as a reserve, in accordance with GAAP, including pursuant to any escrow arrangement, against any liabilities under any indemnification obligations associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) in the case of insurance settlements and condemnation awards, amounts previously paid by Terex and its Restricted Subsidiaries to replace or restore the affected property, and (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset) and (b) with respect to any issuance or disposition of Indebtedness, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses (including reasonable broker’s fees or commissions, legal fees, accounting fees, investment banking fees and other professional fees, and underwriter’s discounts and commissions) incurred in connection therewith.

46 “Net Short Lender” shall have the meaning assigned to such term in Section 9.28. “New Lender” shall mean any Lender which becomes a party to this Agreement after the date of this Agreement. “Non-Defaulting Lender” shall mean, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Guarantor Subsidiary” shall mean any Restricted Subsidiary of Terex that is not a Subsidiary Guarantor. “Non-U.S. Benefit Event” shall mean, with respect to any Non-U.S. Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Non-U.S. Pension Plan or to appoint a trustee or similar official to administer any such Non-U.S. Pension Plan, or alleging the insolvency of any such Non-U.S. Pension Plan and (d) the incurrence of any liability in excess of $25,000,000 (or the Dollar Equivalent thereof in another currency) by Terex or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Non- U.S. Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and would reasonably be expected to result in the incurrence of any liability by Terex or any of its Subsidiaries, or the imposition on Terex or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $25,000,000 (or the Dollar Equivalent thereof in another currency). “Non-U.S. Lender” shall mean any Lender that not a U.S. Person. “Non-U.S. Pension Plan” shall mean any “employee pension benefit plan” as defined in Section 3(2) of ERISA maintained or contributed to by Terex or any Subsidiary or with respect to which any such entities would reasonably be expected to have any current, future or contingent liability or responsibility, that is not subject to United States law and is maintained for or contributed to on behalf of employees whose principal place of employment is outside the United States. “Non-U.S. Subsidiary” shall mean any Subsidiary that is not a U.S. Subsidiary. “North Atlantic Guarantee Agreement” shall mean the Amended and Restated North Atlantic Guarantee Agreement dated as of the Amendment No. 2 Effective Date, among the U.K. Borrowers, the European Borrower and the Collateral Agent for the benefit of the Secured Parties. “Obligations” shall mean all obligations defined as “Obligations” in any of the Security Documents. Notwithstanding the foregoing, the term “Obligations” as used herein and in any other Loan Document shall exclude Excluded Swap Obligations. “OFAC” shall have the meaning assigned to such term in Section 3.23(a).

47 “OID” shall mean with respect to any Term Loan (or repricing thereof), or any Incremental Term Loan, as the case may be, the amount of any original issue discount or upfront fees (which shall be deemed to constitute a like amount of original issue discount) paid by a Borrower, but excluding (i) any arrangement, structuring, syndication, commitment, ticking, unused line or other fees payable in connection therewith that are not shared with all Lenders in the primary syndication thereof (and excluding any bona fide arrangement, structuring, syndication, commitment, ticking, unused line or similar fees paid to a Lender or an Affiliate of a Lender in its capacity as a commitment party or arranger and regardless of whether such Indebtedness is syndicated to third parties) and (ii) customary consent fees for any amendment paid generally to consenting lenders, in each case, which excluded fees shall not be included and equated to the interest rate. “Original Closing Date” shall mean January 31, 2017, which was the effective date of the Original Credit Agreement. “Original Credit Agreement” shall mean that certain Credit Agreement dated as of January 31, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Amendment No. 2 Effective Date), among Terex, the subsidiaries of Terex party thereto, the lenders and issuing banks party thereto and Credit Suisse AG, as administrative agent and collateral agent. “Other Connection Taxes” shall mean, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Revolving Commitments” shall have the meaning assigned to such term in Section 2.27(a). “Other Taxes” shall have the meaning assigned to such term in Section 2.20(b). “Other Term Loans” shall mean with respect to any Class of Term Loans, Incremental Term Loans that have terms different from such Class. “Participant” shall have the meaning assigned to such term in Section 9.04(f). “Participant Register” shall have the meaning assigned to such term in Section 9.04(f)(ii). “Payment Location” shall mean an office, branch or other place of business of any Borrower. “Payment Recipient” shall have the meaning assigned to it in Article VIII. “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

48 “Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit B to the Guarantee and Collateral Agreement. “Performance Letter of Credit” shall mean (a) each Letter of Credit listed on Schedule 1.01(c) and identified as a “Performance Letter of Credit” and (b) each Letter of Credit issued after the Amendment No. 2 Effective Date if (i) the applicable Borrower identifies such Letter of Credit at the time it requests the same as a Performance Letter of Credit and (ii) such Letter of Credit requires payment by the Issuing Bank only in the event that the applicable Borrower fails to perform a nonfinancial contractual obligation. In the event the Administrative Agent reasonably determines that the Board or any other relevant Governmental Authority would determine that a Letter of Credit previously identified as a Performance Letter of Credit should be considered instead as a financial standby letter of credit, then such a Letter of Credit will cease to qualify as a Performance Letter of Credit from and after the date of notice of such determination by the Administrative Agent to Terex. “Permitted Acquisitions” shall mean acquisitions (in a single transaction or a series of related transactions) of not less than a majority of the outstanding Equity Interests of any corporation, partnership, a division of any corporation or any similar business unit (or of all or substantially all the assets and business of any of the foregoing) engaged in a Related Business, including, for the avoidance of doubt, the Fort Acquisition; provided that no Default or Event of Default under paragraphs (b), (c), (g) or (h) of Article VII shall have occurred and be continuing. “Permitted Amendments” shall have the meaning assigned to such term in Section 2.30. “Permitted Debt” shall have the meaning assigned to such term in Section 6.01. “Permitted Early Maturity Indebtedness” shall mean any Indebtedness in an aggregate principal amount not to exceed the greater of $925,000,000 and 100% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently completed Test Period, less the aggregate outstanding amount of Indebtedness previously incurred in reliance on the exceptions for Permitted Early Maturity Indebtedness pursuant to Section 2.27, 2.33 or 6.01(m). “Permitted Investments” shall have the meaning assigned to such term in Section 6.04. “Permitted Maturity Exceptions” shall mean each of Customary Bridge Financings, Customary Escrow Provisions, Permitted Early Maturity Indebtedness, and Customary Term A Loans. “person” or “Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, other business entity or government, or any agency or political subdivision thereof. “Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Terex or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

49 “Pounds” and “£” shall mean pounds sterling in lawful currency of the United Kingdom. “PPSA” shall mean the Personal Property Securities Act 2009 (Cth). “Prepayment-Based Amount” shall mean an amount equal to the sum of (i) (a) the aggregate amount of all voluntary prepayments of any Term Loans and all voluntary permanent commitment reductions of Revolving Commitments and (b) all voluntary prepayments and repurchases (including repurchases pursuant to Section 2.21) of Term Loans and other Indebtedness that constitutes First Lien Debt (in the case of Term Loans or other First Lien Debt in the form of term loans, solely to the extent such loans are cancelled, and in the case of any revolving Indebtedness, solely to the extent accompanied by a permanent reduction of the commitments in respect thereof) (in each case, (x) other than prepayments and repurchases of Term Loans, Revolving Commitments or other Indebtedness to the extent incurred or established in reliance on the Fixed Amount, (y) based on the principal amount of such Indebtedness prepaid or repurchased and (z) to the extent not funded with the proceeds of Indebtedness constituting long- term Indebtedness (other than revolving Indebtedness)), less (ii) any Indebtedness incurred and outstanding pursuant Section 2.27(a)(i)(y) and Section 6.01(u)(iii). “Prepayment-Based Incremental Facility” shall have the meaning assigned to such term in Section 2.27(a)(i). “Prime Rate” shall mean the rate of interest per annum from time to time last quoted by The Wall Street Journal as the “Prime Rate” in the United States of America. “pro forma basis” shall mean, with respect to any Reference Period: (a) if, during such Reference Period, Terex or any Restricted Subsidiary shall have made any disposition (or discontinued any operations) of any division of a business unit permitted under this Agreement, then, with respect to the calculation of any test, financial ratio, basket or covenant under this Agreement, including any Financial Definitions, such calculation for such Reference Period shall be given pro forma effect thereto as if such disposition or discontinuation occurred on the first day of such Reference Period (for the avoidance of doubt, including (without duplication) pro forma adjustments, if any, to the extent set forth in the definition of Consolidated EBITDA); (b) if, during such Reference Period, Terex or any Restricted Subsidiary shall have made any Investment or acquisition of assets, in each case constituting a division of a business unit or a product line of, or all or substantially all of the assets of, any Person (whether by way of merger, asset acquisition, acquisition of Equity Interests or otherwise) permitted under this Agreement, then, with respect to the calculation of any test, financial ratio, basket or covenant under this Agreement, including any Financial Definition, such calculation for such Reference Period shall be calculated after giving pro forma effect thereto as if such Investment or acquisition occurred on the first day of such Reference Period (for the avoidance of doubt, including (without duplication) pro forma adjustments, if any, to the extent set forth in the definition of Consolidated EBITDA);

50 (c) if, during such Reference Period, Terex shall have designated any Restricted Subsidiary as an Unrestricted Subsidiary, or designated any Unrestricted Subsidiary as a Restricted Subsidiary, then, with respect to the calculation of any test, financial ratio, basket or covenant under this Agreement, including any Financial Definition, such calculation for such Reference Period shall be calculated after giving pro forma effect thereto as if such designation occurred on the first day of such Reference Period; (d) if, during such Reference Period, Terex or any Restricted Subsidiary shall have Incurred or shall have repaid, retired or extinguished any Indebtedness, or issued or redeemed any Disqualified Equity Interest permitted under this Agreement, then, with respect to the calculation of any test, financial ratio, basket or covenant under this Agreement, including any Financial Definition, such calculation for such Reference Period shall be calculated giving pro forma effect to such incurrence, repayment, retirement, extinguishment, issuance or redemption (including as contemplated by any such irrevocable notice of redemption), as if the same had occurred on the first day of such Reference Period; provided that, the foregoing adjustments shall apply to any incurrence, repayment, retirement or extinguishment of Indebtedness under any revolving credit facility only to the extent that the application of the proceeds of any such incurrence is used for, or the source of funds used for such repayment, retirement or extinguishment is received from, a transaction that is otherwise given pro forma effect pursuant to this definition of “pro forma basis”; and (e) if, during such Reference Period, Terex or any Restricted Subsidiary shall have received any Cash Equivalents from the issue or sale of Equity Interests, then, with respect to the calculation of Cash Equivalents of Terex and its Restricted Subsidiaries, or any test, financial ratio, basket or covenant under this Agreement utilizing Cash Equivalents, such calculation for such Reference Period shall be calculated after giving pro forma effect thereto as if such issuance or sale of Equity Interests occurred on the first day of such Reference Period. For purposes of this definition, whenever pro forma effect is to be given to any event described in this definition, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of Terex to the extent identifiable and supportable. Any such pro forma calculation shall include, without duplication, adjustments appropriate to reflect cost savings, operating expense reductions and restructuring charges and expenses reasonably expected to result from the applicable event, in each case, solely to the extent set forth in the definition of “Consolidated EBITDA”. If any Indebtedness bears a floating rate of interest and the incurrence or repayment thereof is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of such calculation had been the applicable rate for the entire period (taking into account any obligations under any Hedging Agreement applicable to such Indebtedness). Notwithstanding the foregoing, when calculating the First Lien Net Leverage Ratio for purposes of Section 6.10 and the definition of “Applicable Percentage”, any event described in this definition that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect.

51 “Pro Rata Percentage” shall mean, with respect to the U.S. Revolving Credit Commitment or the Multicurrency Revolving Credit Commitment, as the case may be, of any Revolving Credit Lender at any time, the percentage of the aggregate amount of the Total U.S. Revolving Credit Commitment or the Total Multicurrency Revolving Credit Commitment, respectively, represented by such Lender’s U.S. Revolving Credit Commitment or Multicurrency Revolving Credit Commitment. “Program Receivables” shall mean all Trade Receivables and Equipment Receivables originated and owned by Terex or any Restricted Subsidiary and sold pursuant to a Receivables Program. “Properties” shall have the meaning assigned to such term in Section 3.17(a). “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchase Money Indebtedness” shall mean any Indebtedness of a person to any seller or other person incurred to finance the acquisition (including in the case of a Capital Lease Obligation or Synthetic Lease Obligation, the lease) of any after acquired real or personal tangible property or assets related to the business of Terex or its Restricted Subsidiaries and which is incurred substantially concurrently with such acquisition and is secured only by the assets so financed. “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Qualified Equity Interests” shall mean any Equity Interests other than Disqualified Equity Interests. “Ratio-Based Amount” shall mean: (a) with respect to any Indebtedness that constitutes First Lien Debt, an unlimited amount so long as the First Lien Net Leverage Ratio does not exceed (i) 2.75 to 1.00, or (ii) if incurred in connection with any acquisition or other similar Investment permitted hereunder, the greater of (A) 2.75 to 1.00 and (B) the First Lien Net Leverage Ratio as of the last day of the most recently ended Test Period; (b) with respect to any Indebtedness that constitutes Junior Lien Debt, an unlimited amount so long as, at the election of Terex, either (i) the Total Net Leverage Ratio does not exceed (A) 3.75 to 1.00, or (B) if incurred in connection with any acquisition or other similar Investment permitted hereunder, the greater of (I) 3.75 to 1.00 and (II) the Total Net Leverage Ratio as of the last day of the most recently ended Test Period, or (ii) the Interest Coverage Ratio is not less than (A) 2.00 to 1.00, or (B) if incurred in connection with any acquisition or other similar Investment permitted hereunder, the lesser of (I) 2.00 to 1.00 and (II) the Interest Coverage Ratio for the most recently ended Test Period; or (c) with respect to any Indebtedness that is unsecured, an unlimited amount so long as, at the election of Terex, either (i) the Total Net Leverage Ratio does not exceed (A) 4.00 to 1.00,

52 or (B) if incurred in connection with any acquisition or other similar Investment permitted hereunder, the greater of (I) 4.00 to 1.00 and (II) the Total Net Leverage Ratio as of the last day of the most recently ended Test Period, or (ii) the Interest Coverage Ratio is not less than (A) 2.00 to 1.00, or (B) if incurred in connection with any acquisition or other similar Investment permitted hereunder, the lesser of (x) 2.00 to 1.00 and (y) the Interest Coverage Ratio for the most recently ended Test Period; in each case where such First Lien Net Leverage Ratio, Total Net Leverage Ratio and/or Interest Coverage Ratio, as applicable, is calculated on a pro forma basis (but without “netting” the cash proceeds received from such Indebtedness or any Indebtedness incurred concurrently therewith) as of the last day of (or for) the most recently completed Test Period; provided that, for the avoidance of doubt, if, as part of the same transaction or series of related transactions, the applicable Borrower incurs Indebtedness pursuant to the Ratio-Based Amount and substantially concurrently also incurs Indebtedness (x) pursuant to the Prepayment-Based Amount, the Extension-Based Amount or the Fixed Amount (whether incurred under Section 2.27 or Section 6.01(u) or under any or all such sections) or (y) otherwise constituting a Fixed Basket Amount, then the First Lien Net Leverage Ratio, Total Net Leverage Ratio and/or Interest Coverage Ratio, as applicable, will be calculated with respect to such incurrence pursuant to the Ratio-Based Amount without regard to any such substantially concurrent incurrence of Indebtedness under the Prepayment-Based Amount, the Extension-Based Amount, the Fixed Amount or any other Fixed Basket Amount. “Ratio-Based Incremental Facility” shall have the meaning assigned to such term in Section 2.27(a)(i). “Receivables Program” shall mean, collectively, (a) the sale of, or transfer of interests in, Program Receivables to Finsub, directly or indirectly, in exchange for consideration equal to the fair market value of such Program Receivables (i.e., a “true sale”), (b) the sale of, or transfer of interests in, such Program Receivables by Finsub to special purpose trusts or other funding vehicles which are not Affiliates of Terex and (c) other sales or transfers of Program Receivables pursuant to a Limited Recourse Receivables Financing; provided, in each case, that recourse to any Loan Party or any Restricted Subsidiary in connection with such transactions is limited to the extent customary for similar transactions. “Recipient” shall have the meaning assigned to such term in Section 2.31(g). “Reference Period” shall mean the period beginning on the first day of the most recently completed Test Period and ending on the Calculation Date. “Refinancing Commitment” shall mean a Refinancing Revolving Commitment or a Refinancing Term Loan Commitment. “Refinancing Facility Agreement” shall mean a Refinancing Facility Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among Terex, any other applicable Borrower, the Administrative Agent and one or more Refinancing Lenders, establishing Refinancing Commitments and effecting such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.33.

53 “Refinancing Indebtedness” shall have the meaning assigned to such term in Section 6.01(m). “Refinancing Lenders” shall mean, collectively, the Refinancing Revolving Lenders and the Refinancing Term Lenders. “Refinancing Loans” shall mean, collectively, the Refinancing Revolving Loans and the Refinancing Term Loans. “Refinancing Revolving Commitments” shall have the meaning assigned to such term in Section 2.33(a). “Refinancing Revolving Lender” shall have the meaning assigned to such term in Section 2.33(a). “Refinancing Revolving Loans” shall have the meaning assigned to such term in Section 2.33(a). “Refinancing Term Lender” shall have the meaning assigned to such term in Section 2.33(a). “Refinancing Term Loan Commitments” shall have the meaning assigned to such term in Section 2.33(a). “Refinancing Term Loans” shall have the meaning assigned to such term in Section 2.33(a). “Register” shall have the meaning given such term in Section 9.04(d). “Regulated Bank” shall mean (a) any swap dealer registered with the U.S. Commodity Futures Trading Commission or security-based swap dealer registered with the SEC, as applicable; or (b) any bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board of Directors of the Federal Deposit Insurance Corporation under 12 C.F.R. part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction. “Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

54 “Reinvestment Deferred Amount” shall mean, with respect to any Reinvestment Event, the aggregate amount of Asset Sale Excess Proceeds or Casualty/Condemnation Excess Proceeds, as the case may be, received by any Loan Party that are not applied to repay the U.S. Term Loans pursuant to Section 2.13(b) or Section 2.13(e), as applicable, on account of the right to reinvest such proceeds in lieu of applying them to the prepayment of U.S. Term Loans. “Reinvestment Event” shall mean an Asset Sale Reinvestment Event or a Casualty/Condemnation Reinvestment Event, as the case may be. “Reinvestment Payment Amount” shall mean, with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date in the business of Terex or its Restricted Subsidiaries (including the making of any Permitted Acquisition, but excluding any cash or Cash Equivalents). “Reinvestment Prepayment Date” shall mean, with respect to any Reinvestment Event and any Asset Sale Excess Proceeds or Casualty/Condemnation Excess Proceeds related thereto, the earlier of (a) the date occurring 12 months after such Reinvestment Event (or, if Terex or a Restricted Subsidiary has entered into a binding commitment to reinvest the Asset Sale Excess Proceeds or Casualty/Condemnation Excess Proceeds, as the case may be, of such Reinvestment Event in the business of Terex or its Restricted Subsidiaries (including the making of any Permitted Acquisition, but excluding any cash or Cash Equivalents) prior to the expiration of such 12-month period, 6 months after the end of such 12-month period) and (b) the date on which Terex shall have notified the Administrative Agent in writing that it intends to prepay Indebtedness pursuant to Section 2.13(b) or Section 2.13(e). “Related Business” shall mean any business that is the same, similar or otherwise reasonably related, ancillary or complementary to the businesses of Terex and its Restricted Subsidiaries on the Amendment No. 2 Effective Date. “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, emanating or migrating of any Hazardous Material in, into, onto or through the environment. “Relevant Governmental Body” shall mean (a) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto, (b) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank or a committee officially endorsed or convened by the European Central Bank or any successor thereto, (c) with respect to a Benchmark Replacement in respect of Loans denominated in Pounds, the Bank of England or a committee officially endorsed or convened by the Bank of England or any successor thereto and (d) with respect to a Benchmark Replacement in respect of Loans denominated in Australian Dollars, the Reserve Bank of Australia, or a committee officially endorsed or convened by the Reserve Bank of Australia or any successor thereto.

55 “Remedial Action” shall mean (a) “remedial action” as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601(24), and (b) all other actions required by any Governmental Authority or any Environmental Law to: (i) clean up, remove, treat, abate or in any other way address any Hazardous Material in the environment; (ii) prevent the Release or threat of Release, or minimize the further Release, of any Hazardous Material so it does not migrate or endanger or threaten to endanger public health, welfare or the environment; or (iii) perform studies and investigations in connection with, or as a precondition to, (i) or (ii) above. “Repayment Dates” shall mean the U.S. Term Loan Repayment Dates and, unless the context shall otherwise require, shall include any Incremental Term Loan Repayment Dates. “Repricing Transaction” shall mean (a) any prepayment or repayment of any U.S. Term Loans with the proceeds of, or any conversion of, any U.S. Term Loans into other bank loans (including any additional loans made under this Agreement pursuant to Section 2.27 or Section 2.33) for the primary purpose of prepaying, repaying or replacing all or any of the U.S. Term Loans with term loans having an initial all-in yield (calculated by the Administrative Agent using the same methodology described in Section 2.27(a)(vii)) less than the all-in yield (calculated by the Administrative Agent as aforesaid) of the U.S. Term Loans being prepaid, repaid or replaced or (b) any amendment to this Agreement, the primary purpose of which is to reduce the all-in yield of all or any of the U.S. Term Loans. “Required Asset Sale Percentage” shall mean, if the First Lien Net Leverage Ratio is (a) greater than 3.25 to 1.00, 100%, (b) less than or equal to 3.25 to 1.00 and greater than 2.75 to 1.00, 50%, and (c) less than or equal to 2.75 to 1.00, 0%, in each case, with the First Lien Net Leverage Ratio. “Required Excess Cash Flow Percentage” shall mean, if as of the last day of the applicable ECF Period the First Lien Net Leverage Ratio is (a) greater than 3.25 to 1.00, 50%, (b) less than or equal to 3.25 to 1.00 and greater than 2.75 to 1.00, 25%, and (c) less than or equal to 2.75 to 1.00, 0%. “Required Facility Lenders” shall have the meaning given to such term in Section 9.08(c). “Required Lenders” shall mean, at any time, Lenders having outstanding Loans (excluding U.S. Swingline Loans), L/C Exposure, Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments representing more than 50% of the sum of all Loans outstanding (excluding U.S. Swingline Loans), L/C Exposure, U.S. Swingline Exposure and unused Revolving Credit Commitments and Term Loan Commitments at such time; provided, however, that the Revolving Loans, L/C Exposure, U.S. Swingline Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of Required Lenders at any time, provided, further, that for purposes of declaring the Loans to be due and payable pursuant to Article VII, the outstanding Contract Loans of the Lenders shall be included in their respective Loans in determining the Required Lenders. Solely for purposes of determining the Required Lenders on any date, any amounts denominated in an Alternative Currency shall be translated into dollars at the Dollar Equivalent in effect on the most recent Calculation Date.

56 “Required Revolving Credit Lenders” shall mean, at any time, Revolving Credit Lenders having outstanding Revolving Loans (excluding U.S. Swingline Loans), L/C Exposure, U.S. Swingline Exposure and unused Revolving Credit Commitments representing more than 50% of the sum of all Revolving Loans outstanding (excluding U.S. Swingline Loans), L/C Exposure, U.S. Swingline Exposure and unused Revolving Credit Commitments at such time; provided, however, that the Revolving Loans, L/C Exposure, U.S. Swingline Exposure and unused Revolving Credit Commitments of any Defaulting Lender shall be disregarded in the determination of Required Revolving Credit Lenders at any time. Solely for purposes of determining the Required Revolving Credit Lenders on any date, any amounts denominated in an Alternative Currency shall be translated into dollars at the Dollar Equivalent in effect on the most recent Calculation Date. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority. “Responsible Officer” of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement (or any other person reasonably acceptable to the Administrative Agent). “Restatement Agreement” shall mean the Amendment and Restatement Agreement dated as of April 1, 2021, relating to this Agreement. “Restatement Joint Bookrunners” shall mean, collectively, Credit Suisse Loan Funding LLC and Barclays Bank PLC, in their capacities as joint lead arrangers and joint bookrunners, and Bank of America, N.A., BNP Paribas, HSBC Securities (USA) Inc., JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd. and Santander Bank, N.A., in their capacities as joint bookrunners. “Restricted Debt Payment” shall have the meaning assigned to such term in Section 6.09. “Restricted Finance Party” shall have the meaning assigned to such term in Section 3.23(d). “Restricted Payment” shall have the meaning assigned to such term in Section 6.06(a). “Restricted Subsidiary” shall mean each direct or indirect Subsidiary of Terex that is not an Unrestricted Subsidiary. “Retained Asset Sale Proceeds” shall mean an amount equal to the aggregate amount of Net Cash Proceeds received from any Asset Sale that are not applied to prepay Loans pursuant to Section 2.13(b) on account of clause (b) or (c) of the definition of “Required Asset Sale Percentage”. “Retained Casualty/Condemnation Proceeds” shall mean an amount equal to the aggregate amount of Casualty Proceeds and Condemnation Proceeds received from any Casualty or Condemnation of Collateral that are not applied to prepay Loans pursuant to Section 2.13(e) on account of clause (b) or (c) of the definition of “Required Asset Sale Percentage”.

57 “Retained Declined Proceeds” shall have the meaning assigned to such term in Section 2.13(g). “Retained Recourse Amount” shall have the meaning assigned to such term in the definition of the term “Retained Recourse Equipment Loans”. “Retained Recourse Equipment Loans” shall mean Equipment Loans sold by Terex or a Restricted Subsidiary to a person that is not an Affiliate of Terex in a transaction (a) that is not part of the Receivables Program and (b) in which the purchaser of such Equipment Loans (or its successors or assigns) has recourse to Terex or a Restricted Subsidiary for all or a portion of the payment of such Equipment Loans (with the aggregate amount of such recourse being referred to herein as the “Retained Recourse Amount”). “Revolving Commitment Increase” shall have the meaning assigned to such term in Section 2.27(a). “Revolving Commitment Increase Lender” shall have the meaning assigned to such term in Section 2.27(d). “Revolving Credit Availability Period” shall mean the period commencing with the Amendment No. 2 Effective Date and ending on the Revolving Credit Maturity Date. “Revolving Credit Borrowing” shall mean a Multicurrency Revolving Credit Borrowing or a U.S. Revolving Credit Borrowing. “Revolving Credit Commitment” shall mean a Multicurrency Revolving Credit Commitment or a U.S. Revolving Credit Commitment and, unless the context shall otherwise require, after the effectiveness of any Incremental Revolving Commitment or Refinancing Revolving Commitment, shall include such Incremental Revolving Commitment or Refinancing Revolving Commitment. “Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of such Lender’s U.S. Revolving Credit Exposure and Multicurrency Revolving Credit Exposure. “Revolving Credit Lender” shall mean a Multicurrency Revolving Credit Lender or a U.S. Revolving Credit Lender. “Revolving Credit Maturity Date” shall mean the earlier of (i) October 8, 2029; provided that if any such day is not a Business Day, the Revolving Credit Maturity Date shall be the Business Day immediately preceding such day and (ii) the date of termination in whole of the Revolving Credit Commitments pursuant to Section 2.09 or Article VII. “Revolving Facility” shall mean any Class of Revolving Credit Commitments and the extensions of credit made thereunder, as the context may require. “Revolving Loans” shall mean the U.S. Revolving Loans and the Multicurrency Revolving Loans and, unless the context shall otherwise require, after the effectiveness of any Incremental

58 Revolving Commitment or Refinancing Revolving Commitment, shall include the Revolving Loans incurred pursuant thereto. “S&P” shall mean S&P Global Ratings, or any successor thereto. “Sale and Leaseback” shall have the meaning set forth in Section 6.03. “Same Collateral Exceptions” shall mean (i) customary cash collateral in favor of an agent, letter of credit issuer or similar “fronting” lender, (ii) Liens on property or assets applicable only to periods after the Latest Maturity Date at the time of incurrence and (iii) Liens on Excluded Assets (but only if such applicable Indebtedness is solely secured by Excluded Assets). “Same Guaranty Exception” shall mean guarantees by Persons that are applicable only to periods after the Latest Maturity Date at the time of incurrence. “Sanctions” shall have the meaning assigned to such term in Section 3.23(a). “Sanctions Provisions” shall have the meaning assigned to such term in Section 3.23(d). “SEC” shall mean the U.S. Securities and Exchange Commission, or any successor thereto. “Secured Parties” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement. “Security Documents” shall mean the Mortgages, the Guarantee and Collateral Agreement, the North Atlantic Guarantee Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.11. “Senior Representative” shall mean, with respect to any series of Indebtedness permitted under this Agreement, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SONIA” means, with respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

59 “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SONIA Rate” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Daily Simple SONIA. “SPC” shall have the meaning assigned to such term in Section 9.04(j). “Subject Party” shall have the meaning assigned to such term in Section 2.31(g). “Subordinated Indebtedness” shall mean, (a) with respect to any Borrower, any Indebtedness of any Borrower which is by its terms contractually subordinated in right of payment to the Loans, and (b) with respect to any Subsidiary Guarantor, any Indebtedness of such Subsidiary Guarantor which is by its terms contractually subordinated in right of payment to its Guarantee. “subsidiary” shall mean, with respect to any person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” shall mean any subsidiary of Terex. “Subsidiary Borrowers” shall mean the U.K. Borrowers, the European Borrower, the Australian Borrower and any other Restricted Subsidiary designated as a Subsidiary Borrower by Terex in accordance with Section 9.22. “Subsidiary Guarantors” shall mean each person listed on Schedule 1.01(b) and each other person that becomes party to the Guarantee and Collateral Agreement as a Guarantor, and the permitted successors and assigns of each such person; provided, that the term Subsidiary Guarantor shall exclude Excluded Subsidiaries. “Supplier” shall have the meaning assigned to such term in Section 2.31(g). “Supply Chain Financing” shall mean credit support and/or payment obligations in respect of trade payables of Terex or any Restricted Subsidiary, in each case issued for the benefit of, or payable to, any bank, financial institution or other person that has acquired such trade payables pursuant to customary “supply chain” or other similar financing for vendors and suppliers of Terex or any Restricted Subsidiary, so long as (i) other than pursuant to this Agreement and the other Loan Documents, such payment obligations are unsecured and (ii) such payment obligations represent amounts not in excess of those which Terex or any of its Restricted Subsidiaries would otherwise have been obligated to pay to its vendor or supplier in respect of the applicable trade payables.

60 “Swap Counterparty” shall mean any direct or indirect contractual counterparty to a swap agreement entered into by Terex or any of its Restricted Subsidiaries. “Swap Obligation” shall mean, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of § 1a(47) of the Commodity Exchange Act. “Swingline Multiple” shall mean $250,000. “Synthetic Lease” shall mean a lease of property or assets (other than inventory) designed to permit the lessee (a) to claim depreciation on such property or assets under U.S. tax law and (b) to treat such lease as an operating lease or not to reflect the leased property or assets on the lessee’s balance sheet under GAAP. “Synthetic Lease Obligations” shall mean, as to any person, an amount equal to the sum of (a) the obligations of such person to pay rent or other amounts under any Synthetic Lease which are attributable to principal and, without duplication, (b) the amount of any purchase price payment under any Synthetic Lease assuming the lessee exercises the option to purchase the leased property at the end of the lease term. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “Target Day” means any day on which T2 (or, if such system ceases to be operative, such other system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Tax Authority” shall mean any revenue, customs, fiscal or governmental authority competent to impose or collect any taxation (or any interest, fine, surcharge or penalty relating thereto). “Tax Credit” shall mean a credit against, relief or remission for, or repayment of, any Tax. “Tax Deduction” shall mean a deduction or withholding for or on account of Tax from a payment under a Loan Document, other than a FATCA Deduction. “Tax Payment” shall mean either (a) the increase in a payment made by any U.K. Loan Party to a Lender under Section 2.31(b) (Tax Gross-Up) or by any Irish Loan Party to a Lender under Section 2.32(b) (Tax Gross-Up) or (b) a payment under Section 2.31(c) (Tax Indemnity) or Section 2.32(d) (Tax Indemnity). “Taxes” shall mean all current or future taxes, duties, levies, imposts, deductions, charges or withholdings (including backup withholdings) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “TCA” shall mean the Taxes Consolidation Act 1997 (as amended) of Ireland.

61 “Terex” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Terex Financial Services” shall mean Terex Financial Services, Inc., a Delaware corporation. “Term Benchmark”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Term SOFR (other than pursuant to clause (c) of the definition of “Alternate Base Rate”), the EURIBO Rate or the Bank Bill Rate. “Term Borrowing” shall mean a Borrowing comprised of Term Loans. “Term Lender” shall mean any U.S. Term Lender and any Incremental Term Lender. “Term Loan Commitments” shall mean the U.S. Term Loan Commitments and, unless the context shall otherwise require, after the effectiveness of any Incremental Term Loan Commitment or Refinancing Term Loan Commitment, shall include such Incremental Term Loan Commitment or Refinancing Term Loan Commitment. “Term Loan Facility” shall mean any Class of Term Loans, as the context may require. “Term Loan Maturity Date” shall mean October 8, 2031. “Term Loans” shall mean the U.S. Term Loans and, unless the context shall otherwise require, shall include any Incremental Term Loans, any Other Term Loans and any Refinancing Term Loans. “Term SOFR” shall mean, (a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m., New York City time, on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term

62 SOFR Determination Day”) that is two U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m., New York City time, on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three U.S. Government Securities Business Days prior to such ABR SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than zero, then Term SOFR will be deemed to be zero. “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Test Period” shall mean, as of any date of determination, the most recently completed period of four consecutive fiscal quarters preceding such date for which financial statements are internally available; provided that as such term is used in Section 6.10 or in the definition of “Applicable Percentage”, Test Period shall mean, as of any date of determination, the most recently completed period of four consecutive fiscal quarters preceding such date for which financial statements have been, or are required to be, delivered pursuant to Section 5.04(a) or 5.04(b). “Total Multicurrency Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Multicurrency Revolving Credit Commitments, as in effect at such time. “Total Net Leverage Ratio” shall mean the ratio of (a) the aggregate principal amount of Indebtedness of Terex and its Restricted Subsidiaries outstanding, determined on a consolidated basis, limited to (i) Indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or similar instruments, (iii) unreimbursed letter of credit drawings and (iv) Indebtedness in respect of Capitalized Lease Obligations and purchase money Indebtedness (net of all unrestricted cash and Cash Equivalents of Terex and its Restricted Subsidiaries and net of all cash and Cash Equivalents that is restricted in favor of the Collateral Agent (and, to the extent applicable, in favor of any holder of First Lien Debt or Junior Lien Debt)) to (b) Consolidated EBITDA on a pro forma basis as of the last day of the most recently ended Test Period. “Total Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the Revolving Credit Commitments, as in effect at such time.

63 “Total U.S. Revolving Credit Commitment” shall mean, at any time, the aggregate amount of the U.S. Revolving Credit Commitments, as in effect at such time. “Trade Receivables” shall mean all trade receivables and related security (including all related contract rights, collections, records, lockboxes and bank accounts in the name of or transferred to the name of Finsub, goods, security deposits, guarantees and other agreements or arrangements (including all Liens) supporting or securing payment of the Program Receivables) originated and owned by Terex or any Restricted Subsidiary and sold pursuant to the Receivables Program. “Transactions” shall mean, collectively, (a) the execution, delivery and performance by each Loan Party of Amendment No. 2 and each related Loan Document to which it is a party and the making of the borrowings hereunder, (b) the issuance of the 2024 Senior Notes, (c) the consummation of the Fort Acquisition, and (d) the payment of related fees and expenses. “Transferee” shall mean any transferee or assignee, including a participation holder, of the Administrative Agent, any Lender or any Issuing Bank. “Transformative Transaction” shall mean (i) any acquisition, similar Investment or disposition that (x) is not permitted by the terms of this Agreement or (y) if permitted by the terms of this Agreement, would not provide Terex and its Restricted Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of their operations following the consummation of such acquisition, Investment or disposition, as determined by Terex in good faith, (ii) any material acquisition or similar Investment, (iii) any material disposition or (iv) any Change in Control. “Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined and the currency in which such Loan or the Loans comprising such Borrowing is denominated. For purposes hereof, the term “Rate” shall include Term SOFR, the EURIBO Rate, the Bank Bill Rate, the Alternate Base Rate and Daily Simple SONIA, and currency shall include dollars and any Alternative Currency permitted hereunder. “UCC” shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction. “U.K. Borrowers” shall have the meaning assigned to such term in the introductory paragraph to this Agreement. Notwithstanding the foregoing, for purposes of Sections 2.20 and 2.31, the term “U.K. Borrowers” shall include any other Borrower under this Agreement that is organized under English law or any of whose payments under any Loan Document would otherwise be treated as having a United Kingdom source for United Kingdom tax purposes. “U.K. Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority,

64 which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms. “U.K. Loan Party” shall mean any Loan Party that is organized under English law or any of whose payments under any Loan Document would otherwise be treated as having a United Kingdom source for United Kingdom tax purposes. “U.K. Non-Bank Lender” shall mean: (a) a Lender (which falls within clause (a)(ii) of the definition of U.K. Qualifying Lender) which is a party to this Agreement and which has provided a U.K. Tax Confirmation to the Administrative Agent; and (b) an assignee which gives a U.K. Tax Confirmation in the Assignment and Acceptance which it executes on becoming a party. “U.K. Qualifying Lender” shall mean: (a) a Lender (other than a Lender within paragraph (b) below) which is beneficially entitled to interest payable to that Lender in respect of a Loan and is: (i) a Lender: (A) that is a bank (as defined for the purpose of section 879 of the ITA) making a Loan; or (B) in respect of a Loan by a person that was a bank (as defined for the purpose of section 879 of the ITA) at the time that such Loan was made, and, in each case, which is within the charge to United Kingdom corporation tax with respect to any payments of interest made in respect of that Loan (or, in the case of a Lender falling under subparagraph (A) above only, would be within such charge as respects such payments apart from Section 18A of the CTA); or (ii) a Lender which is: (A) a company resident in the United Kingdom for United Kingdom tax purposes; (B) a partnership, each member of which is: (1) a company so resident in the United Kingdom; or (2) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of Section 19 of the CTA) the whole of any share of interest

65 payable in respect of that Loan that falls to it by reason of Part 17 of the CTA; or (C) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that Loan in computing the chargeable profits (within the meaning of Section 19 of the CTA) of that company; or (iii) a U.K. Treaty Lender; or (b) a building society (as defined for the purposes of section 880 of the ITA) making a Loan. “U.K. Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “U.K. Tax Confirmation” shall mean a confirmation by a Lender that the person beneficially entitled to interest payable to that Lender by any U.K. Borrower in respect of a Loan is either: (a) a company resident in the United Kingdom for United Kingdom tax purposes; or (b) a partnership each member of which is: (i) a company so resident in the United Kingdom; or (ii) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account in computing its chargeable profits (within the meaning of Section 19 of the CTA) the whole of any share of interest payable in respect of that Loan that falls to it by reason of Part 17 of the CTA; or (c) a company not so resident in the United Kingdom which carries on a trade in the United Kingdom through a permanent establishment and which brings into account interest payable in respect of that Loan in computing the chargeable profits (within the meaning of Section 19 of the CTA) of that company. “U.K. Treaty Lender” shall mean a Lender which, on the date a payment of interest falls due under this Agreement: (a) is treated as a resident of a U.K. Treaty State for the purposes of the relevant U.K. Tax Treaty; (b) does not carry on a business in the United Kingdom through a permanent establishment with which that Lender is effectively connected; and (c) fulfills any conditions of the relevant U.K. Tax Treaty which must be

66 fulfilled for residents of the relevant U.K. Treaty State to be paid interest without the deduction of United Kingdom Tax (assuming the completion of any procedural formalities). “U.K. Treaty State” shall mean a jurisdiction having a double taxation agreement (a “U.K. Tax Treaty”) with the United Kingdom which makes provision for full exemption from, or a full refund of, Taxes on interest imposed by the United Kingdom. “Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Subsidiary” shall mean each Subsidiary listed on Schedule 1.01(e), and each other Subsidiary that is designated as an Unrestricted Subsidiary by Terex pursuant to and in compliance with Section 6.12, in each case, unless and until such Subsidiary is designated or redesignated as a Restricted Subsidiary pursuant to and in compliance with Section 6.12. No Unrestricted Subsidiary may own any Equity Interests of a Restricted Subsidiary. “U.S. Base Rate” shall mean, for any day in the jurisdiction of any Subsidiary Borrower, a rate per annum equal to the greater of (a) the Prime Rate and (b) the rate of interest determined from time to time by the Administrative Agent as its base rate in effect at its principal office in such jurisdiction for determining interest rates on commercial loans made in such jurisdiction and denominated in dollars. “U.S. Borrower” shall mean Terex and each other Subsidiary Borrower that is a U.S. Subsidiary. “U.S. Contract Loan Commitment” shall mean the commitment of a Revolving Credit Lender to make U.S. Contract Loans pursuant to Section 2.29. “U.S. Contract Loan Exposure” shall mean, at any time, the aggregate principal amount of all outstanding U.S. Contract Loans at such time. “USD Benchmark” shall have the meaning assigned to such term in the definition of “Benchmark”. “U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. L/C Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding U.S. Letters of Credit at such time and (b) the aggregate principal amount of all U.S. L/C Disbursements that have not yet been reimbursed at such time. The U.S. L/C Exposure of any U.S. Revolving Credit Lender at any time shall mean its Pro Rata Percentage of the total U.S. L/C Exposure at such time. “U.S. Letter of Credit” shall mean a Letter of Credit that is issued or deemed issued under the U.S. Revolving Credit Commitments.

67 “U.S. Person” shall mean any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Revolving Credit Borrowing” shall mean a Borrowing comprised of U.S. Revolving Loans. “U.S. Revolving Credit Commitment” shall mean, with respect to each U.S. Revolving Credit Lender, the commitment of such U.S. Revolving Credit Lender to make U.S. Revolving Loans and to acquire participations in U.S. L/C Disbursements and U.S. Swingline Loans hereunder as set forth on Schedule II to the Amendment No. 2, or in the Assignment and Acceptance pursuant to which such U.S. Revolving Credit Lender assumed its U.S. Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such U.S. Revolving Credit Lender pursuant to Section 9.04. The aggregate principal amount of the U.S. Revolving Credit Commitments on the Amendment No. 2 Effective Date is $400,000,000. “U.S. Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the sum of (a) the aggregate principal amount of all outstanding U.S. Revolving Loans of such Lender at such time and (b) the aggregate amount of such Lender’s U.S. L/C Exposure and U.S. Swingline Exposure at such time. “U.S. Revolving Credit Lender” shall mean a Lender with a U.S. Revolving Credit Commitment or an outstanding U.S. Revolving Loan. “U.S. Revolving Loans” shall mean the revolving loans made by the U.S. Revolving Credit Lenders to Terex pursuant to clause (i) of Section 2.01(b). Each U.S. Revolving Loan shall be denominated in dollars and shall be a Term SOFR Revolving Loan or an ABR Revolving Loan. “U.S. Subsidiary” shall mean a Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia. “U.S. Swingline Commitment” shall mean the commitment of the U.S. Swingline Lender to make loans pursuant to Section 2.22. “U.S. Swingline Exposure” shall mean at any time the aggregate principal amount at such time of all outstanding U.S. Swingline Loans. The U.S. Swingline Exposure of any U.S. Revolving Credit Lender at any time shall equal its Pro Rata Percentage of the aggregate U.S. Swingline Exposure at such time. “U.S. Swingline Lender” shall mean any Lender (or its Affiliate) designated as such by Terex with the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) and such Lender, and its successors and assigns, in each case in its capacity as lender of U.S. Swingline Loans hereunder. “U.S. Swingline Loan” shall mean any loan made by the U.S. Swingline Lender pursuant to its U.S. Swingline Commitment.

68 “U.S. Tax Compliance Certificate” shall have the meaning assigned to such term in Section 2.20(f)(ii)(B)(3). “U.S. Term Lender” shall mean a Lender with a U.S. Term Loan Commitment or an outstanding U.S. Term Loan. “U.S. Term Loan Commitment” shall have the meaning assigned to the term “U.S.2025 Refinancing Term Loan Commitment” in Amendment No. 23. The aggregate principal amount of U.S. Term Loan Commitments on the Amendment No. 23 Effective Date is $1,250,000,0001,246,874,999.50. “U.S. Term Loan Repayment Date” shall have the meaning assigned to such term in Section 2.11(a). “U.S. Term Loans” shall have the meaning assigned to the term “U.S.2025 Refinancing Term Loans” in Amendment No. 23. “USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “VAT” shall mean: (a) any value added tax imposed by the Value Added Tax Act 1994 and legislation and regulations supplemental thereto; (b) to the extent not included in paragraph (a) above, any Tax imposed in compliance with the council directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112); and (c) any other Tax of a similar nature to the Taxes referred to in paragraph (a) or paragraph (b) above, whether imposed in a member state of the EU in substitution for, or levied in addition to, the Taxes referred to in paragraph (a) or paragraph (b) above or imposed elsewhere. “VATCA” shall mean the Value Added Tax Consolidation Act 2010 of Ireland, as amended. “wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such person or one or more wholly owned subsidiaries of such person or by such person and one or more wholly owned subsidiaries of such person. “Weighted Average Life Limitation” shall have the meaning assigned to such term in Section 2.27(a)(iv).

69 “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment (it being understood that the Weighted Average Life to Maturity shall be determined without giving effect to any change in installment or other required payments of principal resulting from prepayments or redemptions following the incurrence or issuance of such Indebtedness); by (b) the then outstanding principal amount of such Indebtedness. “Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” shall have the meaning assigned to such term in Section 2.20(g). “Write-Down and Conversion Powers” shall mean (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such Loan Document as amended, restated, supplemented or otherwise modified from time to time, (b) any reference in this Agreement to any law or regulation shall mean such law or regulation as amended, restated, supplemented or otherwise modified from time to time, (c) the word “incur” shall be construed to mean incur, create, issue, assume or become liable in respect of (and the words “incurred” or “incurrence” shall have correlative meanings), (d) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Cash Equivalents, Equity Interests, securities, revenues, accounts, real property, leasehold interests and contract rights, (e) the term “consolidated” with respect to any Person refers to such Person consolidated with the Restricted Subsidiaries, and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person (provided that the financial statements delivered pursuant

70 to Section 5.04 shall be permitted to include financial information pertaining to Unrestricted Subsidiaries, subject to the provision of comparable financial statements as set forth therein), (f) references to agreements or other contractual obligations (including any of the Loan Documents) shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, novated, supplemented, restated, extended, amended and restated or otherwise modified from time to time, (g) a debt instrument includes any equity or hybrid instrument to the extent characterized as indebtedness, (h) the word “or” is not exclusive and has the meaning represented by the phrase “and/or,” unless the context otherwise requires, (i) the term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form, (j) the term “continuing” means, with respect to a Default or Event of Default, that it has not been cured or waived as set forth in Article VII; (k) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including,” (l) the phrase “permitted by” and the phrase “not prohibited by” shall be synonymous, and any transaction not specifically prohibited by the terms of the Loan Documents shall be deemed to be permitted by the Loan Documents, and (m) the phrase “in good faith” when used with respect to a determination made by a Loan Party shall mean that such determination was made in the prudent exercise of its commercial judgment. For the avoidance of doubt, unless otherwise specified herein, when payment of any obligation or the performance of any covenant, duty or obligation set forth herein, is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. SECTION 1.03. Accounting. All terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if Terex notifies the Administrative Agent that Terex wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies Terex that the Required Lenders wish to amend Article VI or any related definition for such purpose), then Terex’s and its Restricted Subsidiaries’ compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to Terex and the Required Lenders. Notwithstanding anything to the contrary herein, all accounting and financial terms used herein shall be construed, and all financial computations pursuant hereto shall be made, without giving effect to any election under ASC 825 to value any Indebtedness or other liabilities of any Loan Party at “fair value”, as defined therein. SECTION 1.04. Exchange Rates. On each Calculation Date, the Administrative Agent shall determine the Exchange Rate as of such Calculation Date to be used for calculating relevant Dollar Equivalent and Alternative Currency Equivalent amounts. The Exchange Rates so determined shall become effective on such Calculation Date, shall remain effective until the next succeeding Calculation Date and shall for all purposes of this Agreement (other than any provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between the applicable currencies.

71 SECTION 1.05. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Revolving Borrowing”). SECTION 1.06. Certain Calculations. Notwithstanding anything else herein to the contrary, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the Loan Documents under a specific covenant that does not require compliance with a financial ratio or test (including a test based on the Interest Coverage Ratio, the First Lien Net Leverage Ratio and/or the Total Net Leverage Ratio) (any such amounts, the “Fixed Basket Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the Loan Documents under the same covenant that requires compliance with a financial ratio or test (including a test based on the Interest Coverage Ratio, the First Lien Net Leverage Ratio and/or the Total Net Leverage Ratio) (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that (a) the Fixed Basket Amounts shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts, and (b) except as provided in clause (a), the entire transaction shall be calculated on a pro forma basis. Notwithstanding anything herein to the contrary, for purposes of determining the permissibility of any action, change, transaction or event (and including permitting the existence of any Indebtedness, Liens or Investments) that requires a calculation of any financial ratio or test (including a test based on the Interest Coverage Ratio, the First Lien Net Leverage Ratio, the Total Net Leverage Ratio and/or Consolidated EBITDA), such financial ratio or test shall be calculated at the time such action is first taken, such change is first made, such transaction is first consummated or such event first occurs, as the case may be (or, in each case, such other time as is applicable thereto pursuant to Section 1.11), and no Default or Event of Default shall be deemed to have occurred solely as a result of a subsequent change in such financial ratio or test. In addition, any Indebtedness (and associated Liens, subject to the applicable priorities required pursuant to the applicable Incurrence-Based Amounts), Investments, liquidations, dissolutions, mergers, consolidations, Restricted Payments, dividends, or any prepayments of Indebtedness incurred or otherwise effected in reliance on Fixed Basket Amounts may be reclassified at any time, as Terex may elect from time to time, as incurred under the applicable Incurrence-Based Amounts if Terex and its Restricted Subsidiaries subsequently meet the applicable ratio for such Incurrence-Based Amounts on a pro forma basis. In addition, in the case of any Indebtedness or Liens incurred pursuant to an Incurrence-Based Amount under Sections 2.27, 6.01 or 6.02, to the extent the committed amount of any such Indebtedness or Lien is undrawn, such committed amount may, at the option of Terex, be deemed fully drawn throughout such period, in which case such First Lien Net Leverage Ratio, Total Net Leverage Ratio and/or Interest Coverage Ratio, as applicable, shall be tested solely at the initial establishment of such commitments and, if the applicable financial ratio or test is satisfied, such committed amount may thereafter be borrowed or incurred and, in the case of commitments of a revolving nature, reborrowed in whole or in part, from time to time, without any further testing of any such financial ratio or test as applicable, it being understood, however, that for purposes of any subsequent determination of compliance with such financial ratio or test or any other financial ratio or test set forth in this

72 Agreement (other than calculating the First Lien Net Leverage Ratio for purposes of Section 6.10), such Indebtedness (other than any Indebtedness that is revolving in nature) shall be deemed to be outstanding. SECTION 1.07. Irish Law Terms. In this Agreement, where it relates to an Irish Loan Party, references to “examiner” and “examinership” shall have the meaning given to such terms in the Irish Companies Act. SECTION 1.08. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. SECTION 1.09. Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily Simple SONIA, the EURIBO Rate, the Bank Bill Rate or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily Simple SONIA, the EURIBO Rate, the Bank Bill Rate or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent and its Affiliates and/or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily Simple SONIA, the EURIBO Rate, the Bank Bill Rate any alternative, successor or replacement rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Reference Rate, Term SOFR, Daily Simple SONIA, the EURIBO Rate, the Bank Bill Rate or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.10. Syndicated Loan. The parties acknowledge and agree that this Agreement is a syndicated loan facility for the purposes of the Income Tax Assessment Act 1936 (Cth) of Australia.

73 SECTION 1.11. Limited Condition Transactions. Notwithstanding anything to the contrary herein, in connection with any action (including any Limited Condition Transaction itself) being taken in connection with a Limited Condition Transaction, for purposes of: (a) determining compliance with any provision of this Agreement which requires the calculation of any financial ratio or test, including the First Lien Net Leverage Ratio, the Total Net Leverage Ratio and the Interest Coverage Ratio; (b) testing availability under the baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated EBITDA, Consolidated Net Income or consolidated total tangible assets); (c) testing the absence of any Default or Event of Default; or (d) testing the accuracy of any representations or warranties, in each case, at the option of Terex (Terex’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted under the Loan Documents shall be deemed to be: (i) in the case of any acquisition or similar Investment, at the time of (or on the basis of the financial statements for the most recently completed Test Period at the time of) (x) the execution of any definitive agreement with respect to such acquisition or Investment (or at the time of the commencement of a tender or similar offer therefor) or (y) the consummation of such acquisition or similar Investment; (ii) in the case of any disposition, at the time of (or on the basis of the financial statements for the most recently completed Test Period at the time of) (x) the execution of any definitive agreement with respect to such disposition or (y) the consummation of such disposition; and/or (iii) in the case of any Restricted Payment or Restricted Debt Payment, at the time of (or on the basis of the financial statements for the most recently completed Test Period at the time of) (x) the delivery of irrevocable (which may be conditional) notice of such Restricted Payment or Restricted Debt Payment or (y) the making of such Restricted Payment or Restricted Debt Payment; in each case on a pro forma basis as though such Limited Condition Transaction and any action related thereto has been consummated. ARTICLE II The Credits SECTION 2.01. Commitments and Loans.

74 (a) Subject to the terms and conditions and relying upon the representations and warranties set forth in Amendment No. 23 and herein, each U.S. Term Lender agrees, severally and not jointly, to make U.S. Term Loans to Terex in dollars, on the Amendment No. 23 Effective Date, in accordance with the terms hereof and thereof, in an aggregate amount not to exceed its U.S. Term Loan Commitment. The U.S. Term Loans shall be incurred pursuant to a single drawing on the Amendment No. 23 Effective Date. (b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, (i) each U.S. Revolving Credit Lender agrees, severally and not jointly, to make U.S. Revolving Loans to Terex, in dollars, at any time and from time to time during the Revolving Credit Availability Period, and until the earlier of the Revolving Credit Maturity Date and the termination of the U.S. Revolving Credit Commitment of such U.S. Revolving Credit Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in such U.S. Revolving Credit Lender’s U.S. Revolving Credit Exposure exceeding such U.S. Revolving Credit Lender’s U.S. Revolving Credit Commitment, and (ii) each Multicurrency Revolving Credit Lender agrees, severally and not jointly, to make Multicurrency Revolving Loans to the Borrowers, at any time and from time to time during the Revolving Credit Availability Period, and until the earlier of the Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitment of such Multicurrency Revolving Credit Lender in accordance with the terms hereof, in dollars (in the case of each Borrower), Euro, Pounds and any other Alternative Currency (in the case of Terex, the European Borrower and the U.K. Borrowers) and Australian Dollars (in the case of the Australian Borrower) in an aggregate principal amount at any time outstanding that will not result in (x) such Multicurrency Revolving Credit Lender’s Multicurrency Revolving Credit Exposure exceeding such Multicurrency Revolving Credit Lender’s Multicurrency Revolving Credit Commitment or (y) the Aggregate Australian Dollar Revolving Credit Exposure exceeding the Australian Dollar Sublimit. (c) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, if such Lender has so committed pursuant to Section 2.27, to make Incremental Term Loans to one or more Borrowers as shall be designated by Terex, in an aggregate principal amount not to exceed its Incremental Term Loan Commitment and otherwise on the terms and subject to the conditions set forth in any Incremental Assumption Agreement to which such Lender may become a party. (d) Within the limits set forth in paragraph (b) of this Section 2.01 and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. SECTION 2.02. Loans. (a) Each Loan (other than U.S. Swingline Loans) shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Term Loan Commitments or Revolving Credit Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.02(f), the Loans

75 comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum (except with respect to any Incremental Term Loan, to the extent otherwise provided in the applicable Incremental Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments. (b) Subject to Sections 2.08 and 2.15, (i) each Dollar Borrowing made by any U.S. Borrower shall be comprised entirely of ABR Loans or Term SOFR Loans as such U.S. Borrower may request pursuant to Section 2.03 and (ii) each Dollar Borrowing made by a Subsidiary Borrower (other than a U.S. Borrower) shall be comprised entirely of Term Benchmark Loans, (iii) each Alternative Currency Borrowing denominated in Euros or Australian Dollars shall be comprised entirely of Term Benchmark Loans and (iv) each Alternative Currency Borrowing denominated in Pounds shall be comprised entirely of SONIA Rate Loans. Each Lender may at its option make any Loan (including any Alternative Currency Loan) by causing any domestic or foreign branch or other Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that no Borrower shall be entitled to request any Borrowing that, if made, would result in more than 15 Term Benchmark Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods or denominated in different currencies, regardless of whether they commence on the same date, shall be considered separate Borrowings. (c) Except with respect to Loans made pursuant to Section 2.02(f), each Lender shall make each Dollar Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 11:00 a.m., Local Time (or, if later, not later than two hours after the receipt of a Borrowing Request therefor), and the Administrative Agent shall, promptly upon receipt thereof, credit the amounts so received to an account as designated by Terex on behalf of the applicable Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Each Lender shall make each Alternative Currency Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in the jurisdiction of the applicable Alternative Currency as the Administrative Agent may designate for such purposes not later than 11:00 a.m., Local Time, and the Administrative Agent shall, promptly upon receipt thereof, credit the amounts so received to an account as designated by the applicable Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender

76 shall not have made such portion available to the Administrative Agent, such Lender and the applicable Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of any Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds in the applicable currency (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement. (e) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request any Interest Period with respect to any Term Benchmark Borrowing that would end after the Revolving Credit Maturity Date, the Term Loan Maturity Date or the Incremental Term Loan Maturity Date, as the case may be. (f) If any Issuing Bank shall not have received from any Borrower the payment required to be made by it pursuant to Section 2.23(e) within the time specified in such Section, such Issuing Bank will promptly notify the Administrative Agent of the L/C Disbursement and the Administrative Agent will promptly notify each U.S. Revolving Credit Lender or Multicurrency Revolving Credit Lender, as applicable, of such L/C Disbursement and its Pro Rata Percentage thereof. In the case of Letters of Credit denominated in dollars, each applicable Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., Local Time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), Local Time, on any day, not later than 10:00 a.m., Local Time, on the immediately following Business Day), an amount in dollars equal to such Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an ABR U.S. Revolving Loan or Multicurrency Revolving Loan, as applicable, of such Lender and such payment shall be deemed to have reduced the L/C Exposure), and the Administrative Agent will promptly pay to the applicable Issuing Bank amounts so received by it from the Revolving Credit Lenders. In the case of Letters of Credit denominated in Pounds, Euro or Australian Dollars, each Multicurrency Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., Local Time, on the immediately following Business Day, an amount in such Alternative Currency equal to such Lender’s Pro Rata Percentage of such L/C Disbursement (it being understood that such amount shall be deemed to constitute an Alternative Currency Revolving Loan of such Lender and such payment shall be deemed to have reduced the Multicurrency L/C Exposure), and the Administrative Agent will promptly pay to the applicable Issuing Bank amounts so received by it from the Revolving Credit Lenders. In the case of Letters of Credit denominated in any Alternative Currency other than Pounds, Euro or Australian Dollars, the Administrative Agent shall notify each Multicurrency Revolving Credit Lender of the Dollar Equivalent of the L/C Disbursement and of such Revolving Credit Lender’s Pro Rata Percentage thereof, and each Revolving Credit Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 2:00 p.m., Local Time, on such date (or, if such Revolving Credit Lender shall have received such notice later than 12:00 (noon), Local Time, on any day, not later than 10:00 a.m., Local Time, on the immediately following Business Day), an amount in dollars equal to such Lender’s Pro Rata Percentage of the Dollar Equivalent of such L/C Disbursement (it being

77 understood that such amount shall be deemed to constitute an ABR Multicurrency Revolving Loan of such Lender and such payment shall be deemed to have reduced the Multicurrency L/C Exposure), and the Administrative Agent will promptly pay to the applicable Issuing Bank amounts so received by it from the Revolving Credit Lenders. The Administrative Agent will promptly pay to the applicable Issuing Bank any amounts received by it from any Borrower pursuant to Section 2.23(e) prior to the time that any Revolving Credit Lender makes any payment pursuant to this paragraph (f); any such amounts received by the Administrative Agent thereafter will be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made such payments and to the applicable Issuing Bank, as their interests may appear. If any Revolving Credit Lender shall not have made its Pro Rata Percentage of such L/C Disbursement available to the Administrative Agent as provided above, such Lender and the applicable Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to the Administrative Agent for the account of the applicable Issuing Bank at (i) in the case of any Borrower, a rate per annum equal to the interest rate applicable to Revolving Loans pursuant to Section 2.06(a), and (ii) in the case of such Lender, for the first such day, a rate determined by the Administrative Agent to represent its cost of overnight funds in the applicable currency, and for each day thereafter, (A) if such L/C Disbursement is denominated in dollars, the Alternate Base Rate, and (B) if such L/C Disbursement is denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a U.S. Swingline Loan or a deemed Borrowing pursuant to Section 2.02(f), as to which this Section 2.03 shall not apply), the applicable Borrower shall hand deliver or deliver by electronic mail to the Administrative Agent a duly completed Borrowing Request (a) in the case of a Term SOFR Borrowing (other than an Alternative Currency Borrowing), not later than 12:00 (noon), Local Time, three Business Days before a proposed Borrowing, (b) in the case of an Alternative Currency Borrowing, not later than 12:00 (noon), Local Time, three Business Days (or, in the case of an Alternative Currency Borrowing denominated in Australian Dollars, four Business Days) before the date of the proposed Borrowing and (c) in the case of an ABR Borrowing, not later than 12:00 (noon), New York City time, on the day (which shall be a Business Day) of the proposed Borrowing. Each Borrowing Request shall be irrevocable (provided that any Borrowing Request may be conditioned on the consummation of any acquisition or similar Investment or the refinancing of any Indebtedness or any other conditions precedent reasonably acceptable to the Administrative Agent, in which case such Borrowing Request may be revoked, if such acquisition, Investment, refinancing or condition precedent is not consummated, by the applicable Borrower by delivering notice of revocation to the Administrative Agent on or prior to the date of the applicable Borrowing), shall be signed by the applicable Borrower and shall specify the following information: (i) whether such Borrowing is to be a Term Borrowing of a particular Class, a U.S. Revolving Credit Borrowing or a Multicurrency Revolving Credit Borrowing, (ii) if such Borrowing is to be a Multicurrency Revolving Credit Borrowing, whether such Borrowing is to be a Dollar Borrowing or an Alternative Currency Borrowing; (iii) if such Borrowing is to be denominated in dollars, whether it is to be a Term SOFR Borrowing or an ABR Borrowing; (iv) the date of such Borrowing (which shall be a Business Day); (v) the number and location of the account to which funds are

78 to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (vi) the amount of such Borrowing; (vii) if such Borrowing is to be an Alternative Currency Borrowing, the Alternative Currency of such Borrowing; and (viii) if such Borrowing is to be a Term Benchmark Borrowing, the initial Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election is made as to whether a Revolving Credit Borrowing is to be a U.S. Revolving Credit Borrowing or a Multicurrency Revolving Credit Borrowing, then such Borrowing shall be deemed to be a U.S. Revolving Credit Borrowing if denominated in dollars and a Multicurrency Revolving Credit Borrowing if denominated in an Alternative Currency. If no election as to the currency of a Borrowing is specified in any such notice, then the requested Borrowing shall be denominated in dollars. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing if denominated in dollars, a Term Benchmark Borrowing if denominated in Euros or Australian Dollars or a SONIA Rate Borrowing if denominated in Pounds. If no Interest Period with respect to any Term Benchmark Borrowing is specified in any such notice, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), of each Lender’s portion of the requested Borrowing and the account to which Loans made in connection with the requested Borrowing are to be wired. SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) (i) Each Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender entitled thereto, on the Revolving Credit Maturity Date, the then unpaid principal amount of each Revolving Loan made to such Borrower, and (ii) Terex hereby unconditionally promises to pay to the Administrative Agent (A) for the account of the U.S. Swingline Lender, the then unpaid principal amount of each U.S. Swingline Loan, on the last day of the Interest Period applicable to such Loan or, if earlier, on the Revolving Credit Maturity Date and (B) for the account of each Term Lender entitled thereto, the principal amount of each Term Loan of such Term Lender as provided in Section 2.11(a). (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from each Borrower or any Guarantor and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of any

79 Borrower to repay the Loans made to such Borrower in accordance with their terms; provided further, that in the event of an inconsistency between the accounts maintained pursuant to paragraphs (b) and (c) above and the Register, the Register shall govern. (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the applicable Borrower shall execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in substantially the form set forth in Exhibit I-1, I-2 or I-3, as applicable, or otherwise in a form and substance reasonably acceptable to the Administrative Agent and Terex. SECTION 2.05. Fees. (a) Terex agrees to pay to each Lender in dollars, through the Administrative Agent, on the last Business Day of March, June, September and December in each year and on each date on which any Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a facility fee (a “Facility Fee”) equal to 0.375% per annum on the daily amount of the Revolving Credit Commitments of such Lender (but not the L/C Commitments, the U.S. Swingline Commitments or the Contract Loan Commitments, none of which commitments shall, for the avoidance of doubt, reduce the Revolving Credit Commitments of such Lender on which the Facility Fee shall be paid) during the preceding quarter (or other period commencing on the Amendment No. 2 Effective Date or ending with the Revolving Credit Maturity Date or ending with the date on which the Revolving Credit Commitments of such Lender shall expire or be terminated); provided, however, that if any Revolving Credit Exposure remains outstanding following any such expiration or termination of the Revolving Credit Commitments, the Facility Fees solely with respect to such Revolving Credit Exposure shall continue to accrue for so long as such Revolving Credit Exposure remains outstanding and shall be payable on demand. All Facility Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Facility Fee due to each Lender shall commence to accrue on the Amendment No. 2 Effective Date and shall cease to accrue on the date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein and there is not any remaining Revolving Credit Exposure. (b) Terex agrees to pay to the Administrative Agent in dollars, for its own account, the administrative fees from time to time agreed to in writing by the Borrowers and the Administrative Agent (the “Administrative Agent Fees”). (c) Terex agrees to pay (i) to each U.S. Revolving Credit Lender and each Multicurrency Revolving Credit Lender, through the Administrative Agent, on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Credit Commitment of such Lender shall be terminated as provided herein, a fee (an “L/C Participation Fee”) calculated on such Lender’s Pro Rata Percentage of the daily aggregate U.S. L/C Exposure and Multicurrency L/C Exposure, respectively (excluding the portion thereof attributable to unreimbursed L/C Disbursements) during the preceding quarter (or shorter period commencing with the date on which any L/C Exposure arises hereunder or ending with the Revolving Credit Maturity Date or ending with the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate equal to (A) in the case of Performance Letters of Credit, 50% of the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit

80 Borrowings comprised of Term Benchmark Loans pursuant to Section 2.06, and (B) in the case of all other Letters of Credit, 100% of the Applicable Percentage from time to time used to determine the interest rate on Revolving Credit Borrowings comprised of Term Benchmark Loans pursuant to Section 2.06, and (ii) to each Issuing Bank with respect to each Letter of Credit issued by it on the last Business Day of March, June, September and December in each year and on each date on which any Revolving Credit Commitment shall expire or be terminated as set forth herein a fronting fee equal to 0.125% per annum (or such other percentage as may be agreed upon by Terex and such Issuing Bank, with the consent of the Administrative Agent, not to be unreasonably withheld or delayed) on the amount of Letters of Credit issued by such Issuing Bank and outstanding during the preceding quarter (or other period commencing on the date on which any L/C Exposure arises hereunder or ending with the Revolving Credit Maturity Date or ending with the date on which the Revolving Credit Commitments shall expire or be terminated) (the “Issuing Bank Fees”). In addition to the foregoing Issuing Bank Fees, Terex agrees to pay or reimburse the Administrative Agent, for the account of the relevant Issuing Bank, for such normal and customary costs and expenses as are incurred or charged by such Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by such Issuing Bank. All L/C Participation Fees and Issuing Bank Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in dollars. (d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders, except that the Issuing Bank Fees shall be paid directly to the applicable Issuing Bank. Once paid, none of the Fees shall be refundable under any circumstances. SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing, including each U.S. Swingline Loan, shall bear interest at a rate per annum equal to the sum of (i) the Alternate Base Rate and (ii) the Applicable Percentage for such Loans in effect from time to time. (b) [Reserved]. (c) Subject to the provisions of Section 2.07, the Loans comprising each Term Benchmark Borrowing shall bear interest at a rate per annum equal to the sum of (i) Term SOFR, the EURIBO Rate or the Bank Bill Rate, as applicable, for the Interest Period in effect for such Borrowing and (ii) the Applicable Percentage for such Loans in effect from time to time. (d) Subject to the provisions of Section 2.07, the Loans comprising each SONIA Rate Borrowing shall bear interest at a rate per annum equal to the sum of (i) Daily Simple SONIA and (ii) the Applicable Percentage for such Loans in effect from time to time. (e) Interest on each Loan shall be payable (i) on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement and (ii) in the currency in which such Loan is denominated. The applicable Alternate Base Rate, Term SOFR, EURIBO Rate, Bank Bill Rate or Daily Simple SONIA, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

81 (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Daily Simple SONIA shall be computed on the basis of a year of 365 days and (ii) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and, in each case, shall be payable for the actual number of days elapsed (including the first day but excluding the last day). SECTION 2.07. Default Interest. If any Borrower shall default in the payment of the principal of or interest on any Loan made to such Borrower or any other amount becoming due from such Borrower hereunder, by acceleration or otherwise, or under any other Loan Document, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) (a) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to Section 2.06 plus 2%, (b) in the case of reimbursement obligations with respect to L/C Disbursements owing in dollars, the rate applicable to ABR Revolving Loans plus 2%, (c) in the case of reimbursement obligations with respect to L/C Disbursements owing in Alternative Currencies, the rate applicable to Revolving Loans for the applicable Alternative Currency plus 2% and (d) in the case of any interest payable on any Loan or reimbursement obligation with respect to any L/C Disbursement, any Facility Fee or other amount payable hereunder, at a rate per annum equal to the rate applicable to ABR Loans that are U.S. Term Loans or Revolving Loans, as applicable, plus 2% (or, in the case of fees, reimbursements or any such other amounts that do not relate to Term Loans or the Revolving Credit Exposure, the Alternate Base Rate plus 3.00%). SECTION 2.08. Alternate Rate of Interest. (a) In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Term Benchmark Borrowing (or, at any time, in the case of a SONIA Rate Borrowing), the Administrative Agent shall have determined that (A) deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the relevant market, (B) the rates at which such deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Loan during such Interest Period, (C) the relevant Benchmark will not adequately and fairly reflect the cost to any Lender of making or maintaining its Term Benchmark Loan or SONIA Rate Loan or (D) reasonable means do not exist for ascertaining the relevant Benchmark, as applicable; provided that, no Benchmark Transition Event shall have occurred at such time with respect to the applicable Benchmark, the Administrative Agent shall, as soon as practicable thereafter, give written notice explaining such determination or notification to the applicable Borrower and the Lenders. (b) In the event of any such determination by the Administrative Agent under Section 2.08(a), until the Administrative Agent shall have advised such Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (i) any request by such Borrower for a Term SOFR Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing and any request by such Borrower for a Term Benchmark Borrowing denominated in any Alternative Currency or a SONIA Rate Borrowing pursuant to Section 2.03 or 2.10 shall be ineffective, (ii) any outstanding affected Term SOFR Loans will be deemed to have been converted to ABR Loans at the end of the applicable Interest Period and (iii) any

82 outstanding affected Term Benchmark Loans denominated in an Alternative Currency or SONIA Rate Loans shall be converted into a borrowing of ABR Loans denominated in dollars in the Dollar Equivalent of the amount of such outstanding Loans at the end of the applicable Interest Period (or, in the case of SONIA Rate Loans, on the next Business Day following notification by the Administrative Agent). Each determination by the Administrative Agent or a Lender hereunder shall be conclusive absent manifest error. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current USD Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such USD Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m., New York City time, on the fifth Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document, so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (d) In connection with the use, administration, adoption or implementation of a Benchmark Replacement with respect to the then-current USD Benchmark, the Administrative Agent (in consultation with Terex) will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (e) The Administrative Agent will promptly notify Terex and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a USD Benchmark pursuant to Section 2.08(f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.08, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.08.

83 (f) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current USD Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (g) Upon Terex’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Borrowers may revoke any request for a Term SOFR Borrowing or a conversion to or continuation of Term SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the applicable Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans and (ii) any outstanding affected Term SOFR Loans will be deemed to have been converted to ABR Loans at the end of the applicable Interest Period. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. (h) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or Terex or the Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Terex) that Terex or the Required Lenders (as applicable) have determined that a Benchmark Transition Event has occurred with respect to the applicable Benchmark for any Alternative Currency, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and Terex may amend this Agreement solely for the purpose of replacing the Benchmark for such Alternative Currency in accordance with this Section 2.08 with an alternate benchmark rate giving due consideration to any evolving or then existing convention for similar syndicated credit facilities syndicated in the United States and denominated in the applicable Alternative Currency for such alternative benchmarks and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar syndicated credit facilities syndicated in the United States and denominated in the applicable Alternative Currency for such Benchmarks, each of which adjustments or methods for calculating such adjustments shall be published on one or more information services as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (any such proposed rate, an “Alternative Currency Benchmark Replacement”), and any such amendment shall become effective at 5:00

84 p.m., New York City time, on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and Terex unless, prior to such time, Lenders constituting the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. Such Alternative Currency Benchmark Replacement for the applicable Alternative Currency shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Alternative Currency Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. (i) If no Alternative Currency Benchmark Replacement has been determined for the applicable Alternative Currency and the circumstances under Section 2.08(h) above exist or a Benchmark Replacement Date has occurred with respect to such Alternative Currency (as applicable), the Administrative Agent shall promptly so notify Terex and each Lender. Thereafter, the obligation of the Lenders to make or maintain Loans in such Alternative Currency shall be suspended (to the extent of the affected Loans or Interest Periods). Upon receipt of such notice (i) the applicable Borrower may revoke any pending request for a borrowing of, or continuation of Loans in each such affected Alternative Currency (to the extent of the affected Alternative Currency Loans or Interest Periods) or, failing that, will be deemed to have converted each such request into a request for a borrowing of ABR Loans denominated in dollars in the Dollar Equivalent of the amount specified therein and (ii) any outstanding affected Term Benchmark Loans or SONIA Rate Loans, at the applicable Borrower’s election, shall either be (x) converted into a borrowing of ABR Loans denominated in dollars in the Dollar Equivalent of the amount of such outstanding Loans at the end of the applicable Interest Period (or, in the case of SONIA Rate Loans, on the next Business Day following notification by the Administrative Agent) or (y) be prepaid at the end of the applicable Interest Period (or, in the case of SONIA Rate Loans, on the next Business Day following notification by the Administrative Agent) in full; provided that if no election is made by the applicable Borrower by the earlier of the date that is (A) three Business Days after receipt by Terex of such notice and (B) the last day of the current Interest Period for the applicable Borrowing, the applicable Borrower shall be deemed to have elected clause (x) above. Notwithstanding anything to the contrary contained herein, any definition of an Alternative Currency Benchmark Replacement for any Alternative Currency shall provide that in no event shall such Alternative Currency Benchmark Replacement be less than zero for all purposes of this Agreement. (j) In connection with the implementation of an Alternative Currency Benchmark Replacement for any Alternative Currency, the Administrative Agent (in consultation with Terex) will have the right to make Benchmark Replacement Conforming Changes with respect to the applicable Alternative Currency from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of the Borrowers. SECTION 2.09. Termination and Reduction of Commitments. (a) The U.S. Term Loan Commitments shall automatically terminate upon the making of the U.S. Term Loans on the Amendment No. 23 Effective Date. Any Revolving Credit Commitments and the U.S. Swingline Commitments shall automatically terminate on the

85 Revolving Credit Maturity Date. Any L/C Commitment shall automatically terminate on the earlier to occur of (i) the termination of the Revolving Credit Commitments and (ii) the date that is five Business Days prior to the Revolving Credit Maturity Date. Any Incremental Term Loan Commitment shall terminate as provided in the applicable Incremental Assumption Agreement. (b) Upon at least three Business Days’ prior irrevocable written notice to the Administrative Agent, Terex may at any time in whole permanently terminate, or from time to time in part permanently reduce, the U.S. Term Loan Commitments, the U.S. Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments; provided, however, that (i) each partial reduction of the U.S. Term Loan Commitments, the U.S. Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000, (ii) the Total U.S. Revolving Credit Commitment shall not be reduced to an amount that is less than the sum of (x) the Aggregate U.S. Revolving Credit Exposure at the time and (y) the U.S. Contract Loan Exposure at such time and (iii) the Total Multicurrency Revolving Credit Commitment shall not be reduced to an amount that is less than the sum of (x) the Aggregate Multicurrency Revolving Credit Exposure at the time and (y) the Multicurrency Contract Loan Exposure at such time. Notwithstanding anything to the contrary contained in this Section 2.09(b), a termination notice of the U.S. Term Loan Commitments, the U.S. Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments delivered by Terex may state that such notice is conditioned upon the effectiveness of other credit facilities, or other corporate transaction or condition precedent, in which case such notice may be revoked by Terex (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. (c) Each reduction in the Term Loan Commitments or the Revolving Credit Commitments of a Class hereunder shall be made ratably among the Lenders in accordance with their applicable Commitments. Terex shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction of any Revolving Credit Commitments, the Facility Fees on the amount of the Revolving Credit Commitments so terminated or reduced, accrued to but excluding the date of such termination or reduction. SECTION 2.10. Conversion and Continuation of Borrowings. Each Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 1:00 p.m., New York City time, one Business Day prior to conversion, to convert any Term SOFR Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), Local Time, three Business Days prior to conversion or continuation (or in the case of a continuation of a Term Benchmark Borrowing denominated in Australian Dollars, four Business Days prior to continuation), to convert any ABR Borrowing into a Term SOFR Borrowing or to continue any Term Benchmark Borrowing as a Term Benchmark Borrowing in the same currency for an additional Interest Period, and (c) not later than 12:00 (noon), Local Time, three Business Days prior to conversion (or in the case of a conversion of a Term Benchmark Borrowing denominated in Australian Dollars, four Business Days prior to conversion), to convert the Interest Period with respect to any Term Benchmark Borrowing to another permissible Interest Period, subject in each case to the following:

86 (i) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing; (ii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type; (iii) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; (iv) accrued interest on any Term Benchmark Loan (or portion thereof) being converted shall be paid by such Borrower at the time of conversion; (v) if any Term Benchmark Borrowing is converted at a time other than the end of the Interest Period applicable thereto, such Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16; (vi) [reserved]; (vii) [reserved]; (viii) no Interest Period may be selected for any Term SOFR Term Borrowing that would end later than a Repayment Date, occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Term SOFR Term Borrowings with Interest Periods ending on or prior to such Repayment Date and (B) the ABR Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such Repayment Date; and (ix) upon notice to any Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, (A) no outstanding Dollar Borrowing may be converted into, or continued as, a Term SOFR Borrowing, (B) unless repaid, each Term SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (C) no Interest Period in excess of one month may be selected for any Alternative Currency Borrowing. Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the applicable Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Term Benchmark Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Term Benchmark Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Term Benchmark Borrowing, such Borrower shall be deemed to have selected

87 an Interest Period of one month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If such Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), (i) in the case of a Dollar Borrowing, automatically be continued as an ABR Borrowing and (ii) in the case of an Alternative Currency Borrowing, automatically be continued into a new Interest Period of one month’s duration. Notwithstanding any contrary provisions herein, the currency of an outstanding Borrowing may not be changed in connection with any conversion or continuation of such Borrowing. SECTION 2.11. Repayment of Term Borrowings. (a) Terex shall pay to the Administrative Agent, for the account of the U.S. Term Lenders, on the last Business Day of each March, June, September and December of each year (each such date being called a “U.S. Term Loan Repayment Date”), commencing on the last Business Day of JuneSeptember 2025, a principal amount of the U.S. Term Loans equal to 0.25% of the aggregate principal amount of the U.S. Term Loans outstanding on the Amendment No. 23 Effective Date (as adjusted from time to time pursuant to Sections 2.12(b), 2.13(e), 2.27(d) and 9.04(l)), with the balance payable on the Term Loan Maturity Date, together in each case with accrued and unpaid interest on the principal amount to be paid but excluding the date of such payment. (b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment. (c) The applicable Borrower shall pay to the Administrative Agent, for the account of the Lenders, on each Incremental Term Loan Repayment Date, a principal amount of the Other Term Loans (as adjusted from time to time pursuant to Sections 2.12(b) and 2.13(e)) equal to the amount set forth in the applicable Incremental Assumption Agreement, together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding, the date of such payment. (d) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty. SECTION 2.12. Prepayment. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon prior written notice to the Administrative Agent (i) in the case of a prepayment of a Term Benchmark Borrowing, given before 12:00 (noon), Local Time, three Business Days before such prepayment, (ii) in the case of a prepayment of ABR Loans, given before 12:00 (noon), Local Time, on the day (which shall be a Business Day) of such prepayment and (iii) in the case of a prepayment of SONIA Rate Loans, given before 1:00 p.m., Local Time, three Business Days before such prepayment; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum.

88 (b) Optional prepayments of Term Loans shall be allocated among any outstanding Classes of Term Loans of the applicable Borrower as specified by the applicable Borrower and shall be applied as specified by the applicable Borrower in the notice described in Section 2.12(c) and, if no direction is given by the applicable Borrower, in the direct order of maturity. Optional prepayments of Revolving Loans shall be allocated among any outstanding Classes of Revolving Loans of the applicable Borrower as specified by the applicable Borrower. (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) of such Borrower to be prepaid, shall be irrevocable and shall commit the applicable Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to Section 2.16 but, except as provided in Section 2.12(d), otherwise without premium or penalty. Notwithstanding anything to the contrary contained in this Section 2.12(c), a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities or other corporate transaction or condition precedent, in which case such notice may be revoked by Terex (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment. (d) Notwithstanding the foregoing, in the event that, prior to the six-month anniversary of the Amendment No. 23 Effective Date, (i) Terex refinances or makes any prepayment or repayment of U.S. Term Loans in connection with any Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.13(c) that constitutes a Repricing Transaction) or (ii) a Lender is required to assign all or any part of its U.S. Term Loans as a result of its failure to consent to an amendment or other modification of this Agreement that constitutes a Repricing Transaction, then in each case Terex shall pay to the Administrative Agent, for the ratable account of each applicable Lender whose U.S. Term Loans are so prepaid or repaid or so assigned, a payment of 1.00% of the aggregate principal amount of the U.S. Term Loans so prepaid, repaid or assigned, as the case may be; provided that such premium shall not apply to any prepayment, amendment or modification in connection with a Transformative Transaction. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. SECTION 2.13. Mandatory Prepayments. (a) In the event of any termination of all the U.S. Revolving Credit Commitments or Multicurrency Revolving Credit Commitments, (i) each Borrower shall repay or prepay all its outstanding U.S. Revolving Credit Borrowings or Multicurrency Revolving Credit Borrowings, as applicable and (ii) Terex shall repay or prepay all outstanding U.S. Swingline Loans (in the case of a termination of the U.S. Revolving Credit Commitments), in each case on the date of any such termination. In the event of any partial reduction of the U.S. Revolving Credit Commitments or Multicurrency Revolving Credit Commitments, then at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrowers and the applicable Revolving Credit Lenders of the Aggregate U.S. Revolving Credit Exposure or Aggregate Multicurrency Revolving Credit Exposure, as applicable, after giving effect thereto. If at any time, as a result of such a partial reduction or termination, as a result of fluctuations in exchange rates or otherwise, (x) the Aggregate U.S. Revolving Credit Exposure plus the U.S. Contract Loan Exposure would exceed the Total U.S. Revolving Credit Commitment, (y) the Aggregate Multicurrency Revolving Credit Exposure

89 plus the Multicurrency Contract Loan Exposure would exceed the Total Multicurrency Revolving Credit Commitment or (z) the Aggregate Australian Dollar Revolving Credit Exposure would exceed the Australian Dollar Sublimit, then the applicable Borrower or Borrowers shall (1) on the date of such reduction or termination of Revolving Credit Commitments or (2) within three Business Day following notice from the Administrative Agent of any such fluctuation in exchange rate or otherwise, repay or prepay Revolving Credit Borrowings or U.S. Swingline Loans (or a combination thereof) and/or cash collateralize Letters of Credit in an amount sufficient to eliminate such excess. (b) Subject to Section 2.13(j), not later than the fifth Business Day following the receipt of Net Cash Proceeds by Terex or any Subsidiary Guarantor in respect of any Asset Sale of Collateral pursuant to Section 6.05(b) in excess of the greater of $235,000,000 and 25.0% of Consolidated EBITDA (determined on a pro forma basis as of the last day of the most recently ended Test Period) from any single event or series of related events (such excess amount, the “Asset Sale Excess Proceeds”), then, unless Terex has determined in good faith that such Asset Sale Excess Proceeds shall be reinvested in the business of Terex or its Restricted Subsidiaries (including the making of any Permitted Acquisition, but excluding any cash or Cash Equivalents) (an “Asset Sale Reinvestment Event”), the outstanding Term Loans shall be prepaid in accordance with Section 2.13(f) in an aggregate principal amount equal to the Required Asset Sale Percentage (determined on a pro forma basis as of last day of the most recently ended Test Period prior to the time of the making of such prepayment) of such Asset Sale Excess Proceeds; provided that, notwithstanding the foregoing, within five Business Days following each Reinvestment Prepayment Date, an amount equal to the Reinvestment Payment Amount with respect to any Asset Sale Excess Proceeds shall be applied to prepay the outstanding Term Loans as set forth in Section 2.13(f). (c) In the event that Terex or any Restricted Subsidiary shall receive Net Cash Proceeds from the issuance or incurrence of any Indebtedness for money borrowed (other than Indebtedness permitted pursuant to Section 6.01 ), then, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds, 100% of such Net Cash Proceeds shall be used to prepay outstanding Term Loans in accordance with Section 2.13(f). (d) Subject to Section 2.13(j), no later than five Business Days after the delivery of audited financial statements pursuant to Section 5.04(a) in respect of the end of each ECF Period, outstanding Term Loans shall be prepaid in accordance with Section 2.13(f) in an aggregate principal amount equal to (i) the Required Excess Cash Flow Percentage of Excess Cash Flow for the ECF Period then ended minus (ii) the greater of $235,000,000 and 25.0% of Consolidated EBITDA (determined on a pro forma basis as of the last day of the most recently ended Test Period), minus (iii) at the election of Terex, to the extent not funded with the proceeds of long-term Indebtedness (other than revolving Indebtedness) of Terex or its Restricted Subsidiaries, the aggregate amount of (1) all voluntary prepayments and voluntary repurchases of Term Loans (determined by the par value of the Loans prepaid and not the cash purchase price paid for such prepayments or repurchases) and Revolving Loans (but, in the case of Revolving Loans, only to the extent of a concurrent and permanent reduction in the Revolving Credit Commitments) made by Terex or any of its Restricted Subsidiaries during such ECF Period (including pursuant to Section 2.12(b), Section 2.16 or Section 9.04(l)), and all premiums made in

90 cash in connection therewith, (2) all voluntary prepayments and repurchases (determined by the par value and not the cash purchase price paid for such prepayments and repurchases) of First Lien Debt (other than the Facilities) (but, in the case of such First Lien Debt in the form of revolving Indebtedness, only to the extent of a concurrent and permanent reduction in the relevant revolving commitments), made by Terex or any of its Restricted Subsidiaries during such ECF Period, and all premiums made in cash in connection therewith, (3) Restricted Payments permitted hereunder paid in cash by Terex or any of its Restricted Subsidiaries during such ECF Period, (4) cash payments in respect of Permitted Acquisitions and other Investments permitted hereunder made by Terex or any of its Restricted Subsidiaries during such ECF Period, or, at the election of Terex in its sole discretion and without duplication with future periods, following such ECF Period and prior to such ECF Application Date; provided that, Terex may elect not to utilize any such deduction set forth in this clause (iii) with respect to any ECF Period, in which case such deduction may be utilized in any future ECF Period. (e) Subject to Section 2.13(j), not later than the fifth Business Day following any Casualty or Condemnation of Collateral, and the Casualty Proceeds or Condemnation Proceeds, as the case may be (but in any event, excluding business interruption insurance proceeds), are in excess of the greater of $235,000,000 and 25.0% of Consolidated EBITDA (determined on a pro forma basis as of the last day of the most recently ended Test Period) from any single event or series of related events (such excess amount, the “Casualty/Condemnation Excess Proceeds”), then, unless Terex has determined in good faith that such Casualty/Condemnation Excess Proceeds shall be reinvested in its business in the business of Terex or its Restricted Subsidiaries (including the making of any Permitted Acquisition, but excluding any cash or Cash Equivalents) (a “Casualty/Condemnation Reinvestment Event”), the outstanding Term Loans shall be prepaid in accordance with Section 2.13(f) in an aggregate principal amount equal to the Required Asset Sale Percentage (determined on a pro forma basis as of the last day of the most recently ended Test Period prior to the time of the making of such prepayment) of such Casualty/Condemnation Excess Proceeds; provided that, notwithstanding the foregoing, within five Business Days following each Reinvestment Prepayment Date, an amount equal to the Reinvestment Payment Amount with respect to any Casualty/Condemnation Excess Proceeds shall be applied to prepay the outstanding Term Loans as set forth in Section 2.13(f); (f) Each prepayment of outstanding Term Loans required to be made pursuant to any paragraph of this Section 2.13 shall be allocated pro rata between the U.S. Term Loans and the other Classes of Term Loans then outstanding (if any) and applied against the remaining scheduled installments of principal due in respect thereof as directed by Terex (or, if no direction is given by Terex, in the direct order of maturity); provided that any mandatory prepayment pursuant to Sections 2.13(b), (d) and (e) may, at Terex’s option, be applied to prepay other First Lien Debt on a pro rata basis with outstanding Term Loans to the extent required under the terms of such other First Lien Debt. (g) Terex shall deliver to the Administrative Agent, at least three Business Days’ (or four Business Days’ in the case of a prepayment under Section 2.13(b), Section 2.13(d) or Section 2.13(e)), such shorter time as is specified in this Section 2.13 or as may be agreed by the Administrative Agent in its reasonable discretion, prior written notice of each prepayment required under this Section 2.13, a certificate signed by a Financial Officer of Terex setting forth in reasonable detail the calculation of the amount of such prepayment. Each notice of prepayment

91 shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. The Administrative Agent shall promptly notify each applicable Lender of such notice. Each such Term Lender may reject all or any portion of its pro rata share of the prepayment made pursuant to Section 2.13(b), Section 2.13(d) or Section 2.13(e) (such declined amounts, the “Declined Proceeds”) by providing written notice to the Administrative Agent prior to the time specified by the Administrative Agent, such failure will be deemed an acceptance of such prepayment. Any Declined Proceeds may be retained by Terex and the Restricted Subsidiaries (such retained amount, the “Retained Declined Proceeds”) and included in the calculation of “Available Amount” pursuant to clause (g) of the definition thereof. (h) All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty. (i) [Reserved]. (j) Notwithstanding anything to the contrary in this Agreement (including paragraphs (b), (d) and (e) above), to the extent that Terex has determined in good faith that (i) any Asset Sale Excess Proceeds or any Casualty/Condemnation Excess Proceeds received by a Non-U.S. Subsidiary or Excess Cash Flow attributable to a Non-U.S. Subsidiary (or branches of a Non-U.S. Subsidiary) are prohibited or delayed by applicable local law from being repatriated to the relevant Borrower(s) (including financial assistance and corporate benefit restrictions and fiduciary and statutory duties of the relevant directors), (ii) such repatriation would be restricted by applicable material constituent documents, including as a result of minority ownership by third parties, and other material agreements (so long as such restrictions were not implemented for the purpose of avoiding such mandatory prepayment requirements) or (iii) in the case of Non-U.S. Subsidiaries (including repatriation or distributions that would be made through Non-U.S. Subsidiaries), such repatriation or any distribution of the relevant amounts would result in material adverse Tax consequences (as determined by Terex in good faith), the portion of such Asset Sale Excess Proceeds, Casualty/Condemnation Excess Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Loans pursuant to this Section 2.13 but may be retained by the applicable Non-U.S. Subsidiary or branch. SECTION 2.14. Reserve Requirements; Change in Circumstances. (a)Notwithstanding any other provision of this Agreement, if any Change in Law shall change the basis of taxation of payments to the Administrative Agent, any Lender or any Issuing Bank of the principal of or interest on any Term Benchmark Loan or SONIA Rate Loan made by such Lender or any Fees or other amounts payable under any Loan Document (other than changes in respect of Indemnified Taxes, Taxes described in clauses (ii), (iii), (iv) or (v) of the definition of Excluded Taxes or Connection Income Taxes), or shall impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender or any Issuing Bank (except any such reserve requirement which is reflected in the EURIBO Rate or the Bank Bill Rate, as the case may be) or shall impose on such Lender or such Issuing Bank or the relevant interbank market any other condition (other than Taxes) affecting this Agreement or Term Benchmark Loans or SONIA Rate Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or such Issuing Bank of making or maintaining any Term Benchmark Loan or SONIA Rate Loan or increase the cost to

92 any Lender of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender or such Issuing Bank to be material, then the applicable Borrower(s) will pay to such Lender or such Issuing Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or any Issuing Bank shall have determined that any Change in Law (including any regarding liquidity or capital adequacy) has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Lender pursuant hereto or the Letters of Credit issued by such Issuing Bank pursuant hereto to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to liquidity or capital adequacy) by an amount deemed by such Lender or such Issuing Bank to be material, then from time to time the applicable Borrower(s) shall pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) above and setting forth in reasonable detail the basis for, and calculation of, such amount or amounts shall be delivered to the Borrowers and shall be conclusive absent manifest error. Notwithstanding anything in this Section 2.14 to the contrary, no Lender or Issuing Bank shall be entitled to any additional amount or amounts under this Section 2.14 unless and only if such Lender or Issuing Bank is generally seeking similar compensation from similarly situated borrowers (which are parties to credit or loan documentation containing a provision similar to this Section 2.14), as determined by such Lender or Issuing Bank in its reasonable discretion. The applicable Borrower(s) shall pay such Lender or such Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same. (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation. The protection of this Section shall be available to each Lender and each Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, agreement, guideline or other change or condition that shall have occurred or been imposed. SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Term Benchmark Loan or SONIA Rate Loan or to give effect to its

93 obligations as contemplated hereby with respect to any Term Benchmark Loan or SONIA Rate Loan, then, by written notice to the Borrowers and to the Administrative Agent: (i) such Lender may declare that Term Benchmark Loans or SONIA Rate Loans in the affected currency will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Term Benchmark Loans in the affected currency, whereupon any request for a Term Benchmark Borrowing or SONIA Rate Borrowing in the affected currency (or to convert an ABR Borrowing to a Term Benchmark Borrowing in the affected currency or to continue a Term Benchmark Borrowing in the affected currency for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (in the case of Dollar Loans) or ABR Loans denominated in dollars in the Dollar Equivalent of the amount specified therein (in the case of Alternative Currency Loans) (or a request to continue an ABR Loan as such or to convert a Term Benchmark Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and (ii) such Lender may require that all outstanding Term Benchmark Loans or SONIA Rate Loans in the affected currency made by it be converted to ABR Loans (in the case of Dollar Loans) or ABR Loans denominated in dollars in the Dollar Equivalent of like amount (in the case of Alternative Currency Loans) in which event all such Term Benchmark Loans or SONIA Rate Loans shall be automatically converted to such ABR Loans as of the effective date of such notice as provided in paragraph (b) below. (iii) In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Term Benchmark Loans or SONIA Rate Loans that would have been made by such Lender or the converted Term Benchmark Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Term Benchmark Loans. (b) For purposes of this Section 2.15, a notice to Terex by any Lender shall be effective as to each Term Benchmark Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Term Benchmark Loan; in all other cases such notice shall be effective on the date of receipt by Terex. SECTION 2.16. Indemnity. Each applicable Borrower shall indemnify each Lender against any loss or expense, including any break-funding cost or any loss sustained in converting between any Alternative Currency and dollars, as the case may be, that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Term Benchmark Loan prior to the end of the Interest Period in effect therefor or any SONIA Rate Loan prior to the Interest Payment Date therefor, (ii) the conversion of any (A) Term Benchmark Loan to an ABR Loan or (B) Interest Period with respect to any Term Benchmark Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Term Benchmark Loan to be made by such Lender (including any Term Benchmark Loan to be made pursuant to a conversion or

94 continuation under Section 2.10) or SONIA Rate Loan not being made after notice of such Loan shall have been given by the applicable Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Term Benchmark Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16, together with a reasonably detailed calculation thereof, shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. SECTION 2.17. Pro Rata Treatment. Subject to Section 2.30 and Section 9.23 and except as provided below in this Section 2.17 with respect to U.S. Swingline Loans and as required under Section 2.15 or 2.29, each Borrowing of any Class, each payment or prepayment of principal of any Borrowing of any Class, each payment of interest on the Loans of any Class, each payment of the Facility Fees of any Class, each reduction of the Term Loan Commitments of any Class, the U.S. Revolving Credit Commitments or the Multicurrency Revolving Credit Commitments of any Class and each conversion of any Borrowing of any Class to or continuation of any Borrowing of any Class as a Borrowing of any Type shall be allocated pro rata among the Lenders of such Class in accordance with their respective applicable Commitments of such Class (or, if such Commitments of such Class shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans of such Class). For purposes of determining the available U.S. Revolving Credit Commitments of the Lenders at any time, each outstanding U.S. Swingline Loan and U.S. Contract Loan shall be deemed to have utilized the U.S. Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made U.S. Swingline Loans or U.S. Contract Loans) pro rata in accordance with such respective U.S. Revolving Credit Commitments. For purposes of determining the available Multicurrency Revolving Credit Commitments of the Lenders at any time, each outstanding Multicurrency Contract Loan shall be deemed to have utilized the Multicurrency Revolving Credit Commitments of the Lenders (including those Lenders which shall not have made Multicurrency Contract Loans) pro rata in accordance with such Multicurrency Revolving Credit Commitments. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar or applicable Alternative Currency amount. SECTION 2.18. Sharing of Setoffs. Each Lender agrees that, subject to Section 9.23, if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against any Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency, examinership or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any of its Loans or participations in L/C Disbursements or U.S. Swingline Loans as a result of which the unpaid principal portion of its Loans and

95 participations in L/C Disbursements and U.S. Swingline Loans and accrued interest thereon shall be proportionately less than the unpaid portion of the Loans and participations in L/C Disbursements and U.S. Swingline Loans and accrued interest thereon of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans and participations in L/C Disbursements and U.S. Swingline Loans, as the case may be, and interest thereon of such other Lender, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of the principal of and accrued interest on their respective Loans and participations in L/C Disbursements and U.S. Swingline Loans; provided, however, that (a) if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest, and (b) the provisions of this Section 2.18 shall not be construed to apply to any payment made by any Loan Party pursuant to and in accordance with the express terms of this Agreement (including any payment received pursuant to Section 2.15). Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan or L/C Disbursement deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by such Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to such Borrower in the amount of such participation. SECTION 2.19. Payments. (a) Each Borrower shall make each payment (including principal of or interest on any Borrowing or any L/C Disbursement or any Fees or other amounts) hereunder and under any other Loan Document from a Payment Location in the United States or the jurisdiction of any Alternative Currency prior to (i) 1:00 p.m., Local Time, on the date when due, in the case of any amount payable in dollars, and (ii) 12:00 (noon), Local Time, on the date when due, in the case of any amount payable in any Alternative Currency, in each case, in immediately available funds, without setoff, defense or counterclaim. Each such payment (other than (i) Issuing Bank Fees, which shall be paid directly to the applicable Issuing Bank, and (ii) principal of and interest on U.S. Swingline Loans, which shall be paid directly to the applicable U.S. Swingline Lender except as otherwise provided in Section 2.22(e)) shall be made to such account as shall from time to time be specified in a writing delivered to Terex and each Borrower by the Administrative Agent. All Alternative Currency Loans hereunder shall be denominated and made, and all payments hereunder or under any other Loan Document in respect thereof (whether of principal, interest, fees or otherwise) shall be made, in such Alternative Currency. All Dollar Loans hereunder shall be denominated and made, and all payments of principal and interest, Fees or otherwise hereunder or under any other Loan Document in respect thereof shall be made, in dollars, except as otherwise expressly provided herein. Unless otherwise agreed by the applicable Borrower and each Lender to receive any such payment, all other amounts due hereunder or under any other Loan Document shall be payable in dollars. (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

96 SECTION 2.20. Taxes. For purposes of this Section, the term “Lender” shall include any Issuing Bank or Transferee. (a) Any and all payments by or on behalf of any Loan Party, other than any U.K. Loan Party or any Irish Loan Party, hereunder and under any other Loan Document shall be made, in accordance with Section 2.19, free and clear of and without deduction for any Taxes imposed by any Governmental Authority in the United States, the jurisdiction of any Alternative Currency or the jurisdiction of any Payment Location, except as required by applicable law. If any Loan Party, other than any U.K. Loan Party or any Irish Loan Party, shall be required under applicable law to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to the Administrative Agent or any Lender, (i) if such Taxes are Indemnified Taxes, the applicable Loan Party shall pay an additional amount (an “additional amount”) as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) the Lender shall receive an amount equal to the sum it would have received had no such deductions for Indemnified Taxes been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) In addition, each Borrower (other than any U.K. Loan Party or Irish Loan Party) agrees to pay to the relevant Governmental Authority in accordance with applicable law any current or future stamp, documentary, excise, transfer, sales, property or similar Taxes, charges or levies (including mortgage recording Taxes and similar fees) that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document imposed by any Governmental Authority in the United States, the jurisdiction of any Alternative Currency or the jurisdiction of any Payment Location other than any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made at the request of any Borrower) (“Other Taxes”). (c) Each Loan Party (other than any U.K. Loan Party or any Irish Loan Party) will indemnify the Administrative Agent and each Lender for the full amount of Indemnified Taxes and Other Taxes attributable to it (including Indemnified Taxes and Other Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by the Administrative Agent or such Lender, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney’s fees and expenses)) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared by the Administrative Agent or a Lender, or the Administrative Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date the Administrative Agent or any Lender makes written demand therefor. (d) Each Lender shall severally indemnify the Administrative Agent, within 30 days after demand therefor, for (i) any Indemnified Taxes and Other Taxes attributable to such Lender (but only to the extent that the Loan Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions

97 of Section 9.04(f)(ii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d). (e) As soon as practicable after the date of any payment of Indemnified Taxes or Other Taxes by any Borrower (other than any U.K. Loan Party or Irish Loan Party) or any other Loan Party (other than any U.K. Loan Party or any Irish Loan Party) to the relevant Governmental Authority, such Borrower or such other Loan Party will deliver to the Administrative Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof. (f) (i) Each Lender that is entitled to an exemption from, or reduction of, withholding Tax with respect to payments by such Borrower under this Agreement and the other Loan Documents shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent (including, for the avoidance of doubt, applicable Australian law, which documentation shall include such Lender’s Australian Business Number or Tax File Number or details of a relevant exemption) as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if reasonably requested by any Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law (including, for the avoidance of doubt, applicable Australian law) or reasonably requested by the applicable Borrower or the Administrative Agent as will enable such Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Each Lender shall deliver such documentation promptly upon the obsolescence or invalidity of any documentation previously delivered by such Lender. Notwithstanding any other provision of this Section 2.20(f), a Lender shall not be required to deliver any documentation pursuant to this Section 2.20(f) that such Lender is not legally able to deliver. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to such Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

98 (B) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) an executed copy of IRS Form W-8ECI; (3) in the case of a Non-U.S. Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Non-U.S. Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W- 8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Non-U.S. Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; and (C) any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis

99 for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Administrative Agent to determine the withholding or deduction required to be made. (g) If a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the applicable Loan Party or Administrative Agent (such applicable party a “Withholding Agent”), at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (h) [Reserved]. (i) Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (j) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 or Sections 2.31 or 2.32 (including by the payment of additional amounts pursuant to such sections), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out of pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (j) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (j), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (j) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (j) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

100 (k) The tax indemnification obligations of the U.K. Loan Parties and the Irish Loan Parties shall be governed by Sections 2.31 and 2.32, respectively. To the extent the provisions of this Section 2.20 conflict with the provisions of Sections 2.31 or 2.32 as they relate to the U.K. Loan Parties or the Irish Loan Parties, respectively, the provisions of Sections 2.31 or 2.32 (as the case may be) shall control. SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender or an Issuing Bank delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender or an Issuing Bank delivers a notice described in Section 2.15, (iii) any Borrower is required to pay any additional amount to any Lender or an Issuing Bank or any Governmental Authority on account of any Lender or an Issuing Bank pursuant to Section 2.20, 2.31 or 2.32, (iv) any Lender refuses to consent to a proposed amendment, waiver, consent or other modification of this Agreement or any other Loan Documents which has been approved by the Required Lenders, Required Facility Lenders or Required Revolving Credit Lenders, as applicable, and which additionally requires the consent of such Lender for approval pursuant to Section 9.08(b) or (v) any Lender becomes a Defaulting Lender, any Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender or such Issuing Bank and the Administrative Agent, require such Lender or such Issuing Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or Section 2.20, 2.31 or 2.32) and obligations under this Agreement (or, in the case of clause (iv) above, at the option of such Borrower, either all its interests, rights and obligations under this Agreement or all its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an assignee (other than any Ineligible Assignee) that shall assume such assigned obligations (which assignee may be another Lender, if a Lender accepts such assignment) (or, in lieu of such replacement, the applicable Borrower may prepay the Loans of such Lender on a non-pro rata basis); provided that (A) such assignment (or prepayment) shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (B) in the case of a replacement (except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund), such Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Credit Commitment is being assigned (except in the case of an assignment to an Issuing Bank), of the Issuing Banks and the applicable U.S. Swingline Lender), which consent shall not be unreasonably withheld, and (C) such Borrower or such assignee shall have paid to the affected Lender or Issuing Bank in immediately available funds (and in the currency or currencies in which payment would be required if all amounts were to be paid by such Borrower) an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans or L/C Disbursements of such Lender or such Issuing Bank, respectively, plus all Fees and other amounts accrued for the account of such Lender or such Issuing Bank hereunder (including any amounts under Section 2.14 and Section 2.16), in each case with respect to the Loans or Commitments subject to such assignment; provided, further, that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s or such Issuing Bank’s claim for compensation under Section 2.14 or notice under Section 2.15 or the amounts paid pursuant to Section 2.20, 2.31 or 2.32, as the case may be, cease to cause such Lender or such Issuing Bank to suffer increased costs or reductions in amounts

101 received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, 2.31 or 2.32, as the case may be (including as a result of any action taken by such Lender or such Issuing Bank pursuant to paragraph (b) below), or if such Lender or such Issuing Bank shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20, 2.31 or 2.32 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification, as the case may be, then such Lender or such Issuing Bank shall not thereafter be required to make any such transfer and assignment hereunder (or the applicable Borrower shall no longer be permitted to prepay the Loans of such Lender on a non-pro rata basis, as the case may be). (b) If (i) any Lender or an Issuing Bank shall request compensation under Section 2.14, (ii) any Lender or an Issuing Bank delivers a notice described in Section 2.15 or (iii) any Borrower is required to pay any additional amount to any Lender or an Issuing Bank or any Governmental Authority on account of any Lender or an Issuing Bank, pursuant to Section 2.20, 2.31 or 2.32, then such Lender or such Issuing Bank shall use reasonable efforts (which shall not require such Lender or such Issuing Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by such Borrower or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or Affiliates, if such filing or assignment would materially reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would materially reduce amounts payable pursuant to Section 2.20, 2.31 or 2.32, as the case may be, in the future. Terex hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any Issuing Bank in connection with any such filing or assignment, delegation and transfer. (c) Each Lender, the Administrative Agent and the Borrowers agree that in connection with the replacement or repayment of a Lender and upon payment to such replaced or repaid Lender of all amounts required to be paid under this Section 2.21, the Administrative Agent and the Borrowers shall be authorized, without the need for additional consent from such replaced Lender, to execute an Assignment and Acceptance on behalf of such replaced Lender, and any such Assignment and Acceptance so executed by the Administrative Agent or the applicable Borrower and, to the extent required under Section 9.04, the applicable Borrower, the U.S. Swingline Lender and each Issuing Banks, shall be effective for purposes of this Section 2.21 and Section 9.04. Notwithstanding anything to the contrary in this Section 2.21, in the event that a Lender which holds Loans or Commitments under more than one Facility does not agree to a proposed amendment, supplement, modification, consent or waiver which requires the consent of all Lenders under a particular Facility, the Borrowers shall be permitted to replace or repay the non-consenting Lender with respect to the affected Facility and may, but shall not be required to, replace or repay such Lender with respect to any unaffected Facilities. SECTION 2.22. U.S. Swingline Loans.

102 (a) U.S. Swingline Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the U.S. Swingline Lender agrees to make loans, in dollars, to Terex at any time and from time to time during the Revolving Credit Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of all U.S. Swingline Exposure exceeding $100,000,000 in the aggregate, or (ii) the Aggregate U.S. Revolving Credit Exposure, after giving effect to any U.S. Swingline Loan, exceeding the Total U.S. Revolving Credit Commitment. Each U.S. Swingline Loan shall be in a principal amount that is an integral multiple of the U.S. Swingline Multiple. The U.S. Swingline Commitments may be terminated or reduced from time to time as provided herein. Within the foregoing limits, each applicable Borrower of U.S. Swingline Loans may borrow, pay or prepay and reborrow U.S. Swingline Loans hereunder, subject to the terms, conditions and limitations set forth herein. (b) U.S. Swingline Loans. The applicable Borrower shall notify the applicable U.S. Swingline Lender, with a copy to the Administrative Agent, or by telephone (confirmed by written notice), not later than 2:00 p.m., Local Time, on the day of a proposed U.S. Swingline Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such U.S. Swingline Loan. (c) Prepayment. The applicable Borrower shall have the right at any time and from time to time to prepay any U.S. Swingline Loan, in whole or in part, upon giving written notice (or telephone notice promptly confirmed by written notice) to the applicable U.S. Swingline Lender and to the Administrative Agent before 1:00 p.m., Local Time, on the date of prepayment at such U.S. Swingline Lender’s address provided in writing to the Administrative Agent and the Borrowers. All principal payments of U.S. Swingline Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. (d) Interest. Each U.S. Swingline Loan shall be an ABR Loan and, subject to the provisions of Section 2.07, shall bear interest as provided in Section 2.06(a) as if it were an ABR Revolving Loan. (e) Participations. If the applicable Borrower does not fully repay a U.S. Swingline Loan on or prior to the last day of the Interest Period with respect thereto, the applicable U.S. Swingline Lender shall notify the Administrative Agent thereof by 2:00 p.m., New York City time by written notice (or by telephone, confirmed in writing), and the Administrative Agent shall promptly notify each Multicurrency Revolving Credit Lender or U.S. Revolving Credit Lender, as the case may be, thereof (in writing or by telephone, confirmed in writing) and of its Pro Rata Percentage of such U.S. Swingline Loan. Upon such notice but without any further action, such U.S. Swingline Lender hereby agrees to grant to each U.S. Revolving Credit Lender or Multicurrency Revolving Credit Lender, as the case may be, and each U.S. Revolving Credit Lender and each Multicurrency Revolving Credit Lender hereby agrees to acquire from the applicable U.S. Swingline Lender, a participation in such defaulted U.S. Swingline Loan equal to such Revolving Credit Lender’s Pro Rata Percentage of the aggregate principal amount of such defaulted U.S. Swingline Loan. In furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the applicable U.S. Swingline Lender, such Revolving

103 Credit Lender’s Pro Rata Percentage of each U.S. Swingline Loan, as the case may be, that is not repaid on the last day of the Interest Period with respect thereto. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations in U.S. Swingline Loans pursuant to this paragraph (e) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Credit Lender shall comply with its obligation under this paragraph (e) by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Revolving Credit Lender (and Section 2.02(c) shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders) and the Administrative Agent shall promptly pay to the applicable U.S. Swingline Lender the amounts so received by it from the applicable Revolving Credit Lenders. The Administrative Agent shall notify the applicable Borrower of any participations in any U.S. Swingline Loan acquired pursuant to this paragraph (e) and thereafter payments in respect of such U.S. Swingline Loan shall be made to the Administrative Agent and not to the applicable U.S. Swingline Lender. Any amounts received by the applicable U.S. Swingline Lender from the applicable Borrower (or other party on behalf of such Borrower) in respect of a U.S. Swingline Loan after receipt by such U.S. Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Credit Lenders that shall have made their payments pursuant to this paragraph (e) and to the applicable U.S. Swingline Lender, as their interests may appear. The purchase of participations in a U.S. Swingline Loan pursuant to this paragraph (e) shall not relieve the applicable Borrower (or other party liable for obligations of such Borrower) of any default in the payment thereof. SECTION 2.23. Letters of Credit. (a) Subject to the terms and conditions set forth herein, (i) each of the Existing Letters of Credit shall, upon the Amendment No. 2 Effective Date and without any further action on the part of the applicable Issuing Bank or any other person, be deemed for all purposes to have been issued by the applicable Issuing Bank as either a U.S. Letter of Credit or a Multicurrency Letter of Credit hereunder, as set forth in Schedule 1.01(c), and (ii) any Borrower may request the issuance of a Letter of Credit for its own account or for the account of any of its Subsidiaries, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time while the Revolving Credit Commitments remain in effect. This Section shall not be construed to impose an obligation upon an Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement. In addition, no Issuing Bank shall be required to issue any Letter of Credit for the account of the European Borrower unless such Issuing Bank is, in accordance with all applicable laws, rules and regulations with respect to the issuance of Letters of Credit in, or for the account of any Person organized under the laws of, Ireland, authorized to issue such Letter of Credit and has agreed to so issue such Letter of Credit. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the applicable Borrower shall hand deliver or deliver by e-mail to the applicable Issuing Bank and the Administrative Agent (three Business Days in advance of the requested date of issuance, amendment, renewal or extension, or such shorter period as the applicable Borrower, the Administrative Agent and the applicable Issuing Bank shall agree) a

104 notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, specifying whether such Letter of Credit is to be a U.S. Letter of Credit or a Multicurrency Letter of Credit, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount and currency (which must be dollars in the case of a U.S. Letter of Credit or an Alternative Currency in the case of a Multicurrency Letter of Credit) of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the applicable Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (A) the sum of the L/C Exposure and the Additional L/C Exposure shall not exceed $500,000,000, (B) the sum of the Aggregate U.S. Revolving Credit Exposure and the U.S. Contract Loan Exposure shall not exceed the Total U.S. Revolving Credit Commitment, (C) the sum of the Aggregate Multicurrency Revolving Credit Exposure and the Multicurrency Contract Loan Exposure shall not exceed the Total Multicurrency Revolving Credit Commitment, (D) if the Letter of Credit is denominated in Australian Dollars, the Aggregate Australian Dollar Revolving Credit Exposure shall not exceed the Australian Dollar Sublimit and (E) unless otherwise agreed by the applicable Issuing Bank, the aggregate outstanding L/C Exposure with respect to Letters of Credit issued by such Issuing Bank shall not exceed its L/C Commitment. An Issuing Bank shall not be under any obligation to issue any Letter of Credit if the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. (c) Expiration Date. Unless such Letter of Credit expires by its terms on an earlier date, each Letter of Credit shall expire at the close of business on the earlier of the date that is 24 months after the date of the issuance of such Letter of Credit and, unless such Letter of Credit is cash collateralized in a manner reasonably satisfactory to the Administrative Agent and the applicable Issuing Bank, the date that is five Business Days prior to the Revolving Credit Maturity Date; provided, that a Letter of Credit may, upon the request of the applicable Borrower, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of 24 months or less (but not beyond the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such Letter of Credit is cash collateralized in a manner reasonably satisfactory to the Administrative Agent and the applicable Issuing Bank) unless the applicable Issuing Bank notifies the beneficiary thereof at least 30 days prior to the then- applicable expiration date that such Letter of Credit will not be renewed. (d) Participations. By the issuance of a Letter of Credit (or, in the case of the Existing Letters of Credit, deemed issuance on the Amendment No. 2 Effective Date) and without any further action on the part of such Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each U.S. Revolving Credit Lender (with respect to each U.S. Letter of Credit) and to each Multicurrency Revolving Credit Lender (with respect to each Multicurrency Letter of Credit), and each such Lender hereby acquires from the applicable Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each such Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Lender’s Pro Rata Percentage of each L/C Disbursement

105 made by such Issuing Bank and not reimbursed by the applicable Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) in respect of such Letter of Credit forthwith on the date due as provided in Section 2.02(f) and in the same currency as such L/C Disbursement. Each U.S. Revolving Credit Lender and each Multicurrency Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph (d) in respect of U.S. Letters of Credit and Multicurrency Letters of Credit, respectively, is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or the fact that, as a result of fluctuations in exchange rates, such Revolving Credit Lender’s Revolving Credit Exposure at any time might exceed its Revolving Credit Commitment at such time (in which case Section 2.13(a) would apply), and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit denominated in dollars, the applicable Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement on the Business Day that such Borrower shall have received notice from the applicable Issuing Bank that payment of such draft will be made, or, if such Borrower shall have received such notice later than 10:00 a.m., New York City time, on the immediately following Business Day. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit denominated in any Alternative Currency, the applicable Borrower shall pay to the Administrative Agent an amount equal to such L/C Disbursement on the Business Day that such Borrower shall have received notice from the applicable Issuing Bank that payment of such draft will be made, or, if such Borrower shall have received such notice later than 10:00 a.m., London time, on any Business Day, not later than 10:00 a.m., London time, on the immediately following Business Day. (f) Obligations Absolute. Each Borrower’s obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of: (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein; (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document; (iii) the existence of any claim, setoff, defense or other right that any Borrower, any other party guaranteeing, or otherwise obligated with, such Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the applicable Issuing Bank, the Administrative Agent or any Lender or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction; (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

106 (v) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and (vi) any other act or omission to act or delay of any kind of an Issuing Bank, the Lenders, the Administrative Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of any Borrower’s obligations hereunder. Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of each Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or willful misconduct of an Issuing Bank. However, the foregoing shall not be construed to excuse an Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by each Borrower to the extent permitted by applicable law) suffered by any Borrower that are caused by an Issuing Bank’s gross negligence or willful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that an Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation and, in making any payment under any Letter of Credit (i) an Issuing Bank’s exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of an Issuing Bank. No Issuing Bank shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Bank. The Borrowers agree that any action taken or omitted by the Issuing Banks under or in connection with any Letter of Credit or the related drawings or documents, if done in the absence of gross negligence or willful misconduct or, in the case of determinations of whether drawings and other documents presented under a Letter of Credit comply with the terms thereof, if done in the absence of bad faith (in each case, as determined in a final and non-appealable decision of a court of competent jurisdiction), shall be binding on the Borrowers and shall not result in any liability of the Issuing Banks to the Borrowers. (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall as promptly as possible give telephonic notification, confirmed in writing, to the Administrative Agent and the applicable Borrower of such demand for payment and whether such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not

107 relieve any Borrower of its obligation to reimburse such Issuing Bank and the Revolving Credit Lenders with respect to any such L/C Disbursement. The Administrative Agent shall promptly give each Revolving Credit Lender notice thereof. (h) Interim Interest. If an Issuing Bank shall make any L/C Disbursement in respect of a Letter of Credit, then, unless the applicable Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of such Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by such Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.02(f), at the rate per annum that would apply to such amount if such amount were (i) in the case of a Dollar Loan, an ABR Revolving Loan and (ii) in the case of an Alternative Currency Loan, a Term Benchmark Revolving Loan with an Interest Period of one month’s duration. (i) Resignation or Removal of an Issuing Bank. Any Issuing Bank may resign at any time by giving 180 days’ prior written notice to the Administrative Agent, the Lenders and Terex, and any Issuing Bank may be removed at any time by Terex by notice to such Issuing Bank, the Administrative Agent and the Lenders; provided that in the case of any resignation, such resignation shall be subject to and conditioned upon another Issuing Bank hereunder (which may be another Person reasonably acceptable to Terex that becomes an Issuing Bank in connection therewith) having agreed to provide U.S. Revolving Credit Commitments and/or Multicurrency Revolving Credit Commitments in an amount equal to the U.S. Revolving Credit Commitments and/or Multicurrency Revolving Credit Commitments of the resigning Issuing Bank, or in such other amount as otherwise agreed by Terex. Subject to the next succeeding paragraph, upon the acceptance of any appointment as an Issuing Bank hereunder by a Lender that shall agree to serve as a successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the removed or retiring Issuing Bank and the removed or retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, Terex shall pay all accrued and unpaid fees pursuant to Section 2.05(c)(ii). The acceptance of any appointment as an Issuing Bank hereunder by a successor Lender shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrowers and the Administrative Agent, and, from and after the effective date of such agreement, (i) such successor Lender shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the removal or resignation of an Issuing Bank hereunder, the removed or retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit. (j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing or (ii) to the extent and so long as on any Calculation Date (and after giving effect to any prepayment of Borrowings on such Calculation Date) the Aggregate U.S. Revolving Credit Exposure exceeds the Total U.S. Revolving Credit Commitment or the Aggregate Multicurrency Revolving Credit Exposure exceeds the Total Multicurrency Revolving Credit Commitment, the

108 applicable Borrowers shall, on the Business Day after Terex receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the Collateral Agent, for the benefit of the Revolving Credit Lenders, an amount in cash in the currency determined by the Collateral Agent equal to (x) 102%, in the case of clause (i) above, and (y) 100%, in the case of clause (ii) above, of the L/C Exposure as of such date. Such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the Obligations. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in Cash Equivalents, which investments shall be made at the option and sole discretion of the Collateral Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the Administrative Agent to reimburse any Issuing Bank for L/C Disbursements for which it has not been reimbursed, (ii) be held for the satisfaction of the reimbursement obligations of the applicable Borrowers for the L/C Exposure at such time and (iii) if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Credit Lenders holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy the Obligations of the applicable Borrowers. If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived. If any Borrower is required to provide an amount of cash collateral pursuant to clause (ii) of the first sentence of this paragraph (j), such amount shall be returned to such Borrower from time to time to the extent that the amount of such cash collateral held by the Collateral Agent exceeds the excess, if any, of (A) the sum of the Aggregate U.S. Revolving Credit Exposure and the Aggregate Multicurrency Revolving Credit Exposure over (B) the Total Revolving Credit Commitment so long as no Event of Default shall have occurred and be continuing. (k) Bank Guarantees. If requested by any Borrower and agreed to by the applicable Issuing Bank, the Issuing Bank may issue one or more bank guarantees in lieu of a Letter of Credit, in which event all references in this Agreement to Letters of Credit in connection with the Revolving Credit Commitments shall apply to each such bank guarantee, mutatis mutandis; provided that, notwithstanding the provisions of Section 2.23(c), if agreed to by the applicable Issuing Bank, any such bank guarantee may expire later than the date that is 24 months after the date of the issuance of such bank guarantee (but not beyond the date that is five Business Days prior to the Revolving Credit Maturity Date, unless such bank guarantee is cash collateralized). SECTION 2.24. [Reserved]. SECTION 2.25. Reporting Requirements of the Issuing Banks. Within two Business Days following the last day of each calendar month, each Issuing Bank shall deliver to the Administrative Agent (and the Administrative Agent shall make available to any Lender upon request) a report detailing all activity during the preceding month with respect to any

109 Letters of Credit issued by such Issuing Bank, including the face amount, the account party, the beneficiary and the expiration date of such Letters of Credit and any other information with respect thereto as may be requested by the Administrative Agent. SECTION 2.26. Additional Issuing Banks. The Borrowers may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as an Issuing Bank under the terms of this Agreement, in each case, subject to terms and conditions agreed to by the Borrowers, the Administrative Agent and such Lender. Any Lender designated as an issuing bank pursuant to this Section 2.26 shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender and, with respect to such Letters of Credit, such term shall thereafter apply to the Issuing Bank and such Lender. SECTION 2.27. Incremental Commitments. (a) The Borrowers may, from time to time, by written notice from Terex to the Administrative Agent, request Incremental Term Loan Commitments, one or more additional tranches of revolving commitments (“Other Revolving Commitments”) and/or one or more increases in the amount of the Revolving Credit Commitments of any Class (each such increase, a “Revolving Commitment Increase” and, together with any Other Revolving Commitments, the “Incremental Revolving Commitments” and, together with the Incremental Term Loan Commitments, collectively, the “Incremental Commitments”), from one or more Lenders (in the sole discretion of such Lenders) or persons who will become Lenders (collectively, the “Incremental Lenders”), provided that: (i) after giving effect to any such Incremental Commitments (in each case assuming the full utilization thereof and the full utilization of any undrawn Incremental Commitments in the form of delayed draw term commitments), the aggregate amount of such Incremental Commitments shall not exceed an amount equal to the sum of (w) the Extension-Based Amount (any incurrence under this clause (w), a “Extension-Based Incremental Facility”), plus (x) the Ratio-Based Amount (any incurrence under this clause (x), a “Ratio-Based Incremental Facility”), plus (y) the Prepayment-Based Amount (any incurrence under this clause (y), a “Prepayment-Based Incremental Facility”), plus (z) the Fixed Amount (any incurrence under this clause (z), a “Fixed Incremental Facility”). Unless Terex elects otherwise, any Incremental Commitments shall be deemed incurred first under the Ratio-Based Incremental Facility, with the balance incurred next under the Extension-Based Incremental Facility (if applicable) next under the Prepayment-Based Incremental Facility and then under the Fixed Incremental Facility; (ii) the Incremental Commitments shall rank pari passu in right of payment and with respect to security with any then-existing Class of Loans; (iii) subject to the Permitted Maturity Exceptions, any Incremental Term Loans shall not mature earlier than the Latest Maturity Date applicable to U.S. Term Loans and any Incremental Revolving Commitments shall not mature earlier than the Latest Maturity Date applicable to Revolving Credit Commitments (this clause (iii), the “Maturity Limitation”);

110 (iv) subject to the Permitted Maturity Exceptions, the Incremental Term Loans shall have a Weighted Average Life to Maturity no shorter than the Weighted Average Life to Maturity of the U.S. Term Loans (without giving effect to any prepayment that would otherwise modify the Weighted Average Life to Maturity of the U.S. Term Loans) (this clause (iv), the “Weighted Average Life Limitation”); (v) (x) subject to clause (vii) below, the interest rates (and, in the case of any Incremental Term Loan, subject to clauses (iii) and (iv) above, the amortization schedule) applicable to any such Incremental Term Loans or Other Revolving Commitments shall be determined by Terex and the applicable Incremental Lenders and (y) any such Incremental Revolving Commitments shall not have amortization or scheduled mandatory commitment reductions (other than at the maturity thereof); (vi) on the effective date of any Incremental Assumption Agreement entered into in connection with any Incremental Commitment (and after giving pro forma effect to any Incremental Commitments made thereunder), (x) no Default or Event of Default (or, in connection with a Limited Condition Transaction, no Default or Event of Default under paragraphs (b), (c), (g) and (h) of Article VII shall exist) and (y) the condition set forth in Section 4.02(b) shall be satisfied; provided that in connection with a Limited Condition Transaction, such condition may be subject to customary “SunGard” or “certain funds” conditionality and limited to customary “specified representations”; (vii) other than Customary Bridge Financings, with respect to any Incremental Term Loans that are broadly syndicated floating rate “term loan B” loans secured on a pari passu basis with the U.S. Term Loans (without regard to remedies) and are made in Dollars on or prior to the date that is twelve months after the Amendment No. 2 Effective Date, if the all-in-yield (whether in the form of interest rate margins, including interest rate floors (subject to clause (1) of the proviso in this clause (vii)), credit spread adjustments, upfront fees or OID (equated to interest based on an assumed four-year life to maturity or, if shorter, the remaining life to maturity thereof)) with respect to the Incremental Term Loans made thereunder paid by any Borrower to all lenders generally (as determined by Terex) (but excluding any arrangement, commitment, ticking, structuring, syndication, unused line or other similar fees payable by any Borrower in connection therewith, which shall not be included and equated to interest rate and, for the avoidance of doubt, excluding any bona fide arrangement, commitment, ticking, structuring, syndication or similar fees paid by any Borrower to a lender or an Affiliate of a lender in its capacity as a commitment party or arranger and regardless of whether such Indebtedness is syndicated to other third parties) with respect to the Incremental Term Loans made thereunder exceeds the all-in yield (whether in the form of interest rate margins (including the interest rate floors (subject to clause (1) of the proviso in this clause (vii)), credit spread adjustments, upfront fees and OID (equated to interest based on an assumed four-year life to maturity or, if shorter, the remaining life to maturity thereof)) paid by any Borrower to all lenders generally in the primary syndication of such U.S. Term Loans (computed in a manner consistent with the foregoing)) with respect to the U.S. Term Loans, as the case may be, by more than 50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Incremental Yield Differential”), then, upon the effectiveness of such Incremental Assumption Agreement, the Applicable Percentage then in effect for such U.S. Term Loans

111 denominated in the same currency shall automatically be increased by the Incremental Yield Differential; provided, if the Incremental Term Loans include an interest-rate floor greater than the interest rate floor applicable to such U.S.Term Loans, the differential between such interest rate floors shall be equated to the interest rate margins for purposes of determining whether an increase to the Applicable Percentage shall be required, but only to the extent an increase in the interest rate floor applicable to such U.S. Term Loans would cause an increase in the Applicable Percentage, and in such case the interest rate floor (but not the Applicable Percentage) applicable to such U.S. Term Loans shall be increased to the extent of such differential between interest rate floors; provided further that this Section 2.27(a)(v) shall not apply to any Incremental Term Loan (x) with a final maturity later than one year after the Term Loan Maturity Date, (y) in an aggregate principal amount not to exceeds the greater of $925,000,000 and 100% of Consolidated EBITDA (determined on a pro forma basis as of the last day of the most recently ended Test Period) (together with all other outstanding Incremental Term Loans excepted pursuant to this clause (y)), or (z) incurred in connection with any acquisition or similar Investment permitted by this Agreement (this clause (vii), giving effect to the limitations and exclusions contained herein, the “MFN Adjustment”); (viii) Incremental Term Loans and Incremental Revolving Commitments may be denominated in dollars, Pounds, Australian Dollars, Euro or any other freely available currency or currencies approved by the Administrative Agent and the applicable Incremental Lenders; (ix) no Incremental Commitments may be in an aggregate principal or committed amount that is less than $5,000,000 (or such lesser amount as shall be the remaining amount of availability under clause (i) or to which the Administrative Agent may reasonably agree); (x) (A) no Incremental Commitments may be secured by any assets other than the Collateral and (B) no Incremental Commitments shall be guaranteed by any person other than Terex and the Subsidiary Guarantors (it being understood that Incremental Revolving Commitments may be made available to any Borrower) (this clause (ix), the “Collateral and Guarantee Limitation”); and (xi) subject to the foregoing terms of this proviso, the terms of any Incremental Term Loans and Incremental Revolving Commitments, if not substantially consistent with the terms of any Class of Term Loans or Revolving Credit Commitments, as applicable, outstanding or in effect (determined after giving effect to any repayment or prepayment of Loans and termination of Commitments on such date) on the date of the effectiveness of such Incremental Commitments, shall be reasonably satisfactory to the Administrative Agent (it being agreed that any terms applicable to such Incremental Term Loans or Incremental Revolving Commitments that are (A) applicable only after the then-existing Latest Maturity Date for Term Loans or Revolving Credit Commitments, as applicable, (B) more favorable, taken as a whole, to the Lenders of such Incremental Commitments than those applicable to any then-existing Class of Term Loans or Revolving Credit Commitments, as applicable, and are then conformed (or added) to the Loan Documents for the benefit of the Lenders under each such then-existing Class of Term Loans or

112 Revolving Credit Commitments, as applicable and/or (C) in the case of any Incremental Term Loans, consistent with market terms and conditions (when taken as a whole) at the time of incurrence (as reasonably determined by Terex), shall be deemed satisfactory to the Administrative Agent). All or any portion of Indebtedness originally designated as incurred under the Fixed Incremental Facility, Extension-Based Incremental Facility or the Prepayment-Based Incremental Facility will automatically be reclassified as having been incurred under the Ratio-Based Incremental Facility so long as, at the time of such reclassification, the Borrowers would be permitted to incur the aggregate principal amount of Indebtedness being so reclassified under the Ratio-Based Incremental Facility (which, for the avoidance of doubt, shall have the effect of increasing availability under the Fixed Incremental Facility, the Extension-Based Incremental Facility or Prepayment-Based Incremental Facility, as applicable, by the amount of such reclassified Indebtedness). (b) Incremental Term Loan Commitments may provide for the ability to participate on a pro rata, greater than pro rata or less than pro rata basis in any voluntary prepayments of Terms Loans. Incremental Term Loan Commitments may provide for the ability to participate on a pro rata or less than pro rata basis with any mandatory prepayment of Term Loans. Incremental Revolving Commitments may provide for the ability to participate on a pro rata, greater than pro rata or less than pro rata basis in any voluntary prepayments of Revolving Loans. Incremental Revolving Commitments may provide for the ability to participate on a pro rata or less than pro rata basis with any mandatory prepayment of Revolving Loans. Any Revolving Commitment Increase shall be part of the Class of Revolving Facility being increased (it being understood that, if required to consummate the provision of Revolving Commitment Increases, the pricing, interest rate margins, rate floors and commitment fees on the Class of Revolving Credit Commitments being increased may be increased and additional upfront or similar fees may be payable to the lenders providing the Revolving Commitment Increase (without any requirement to pay such fees to any existing Revolving Credit Lenders)). Each notice from Terex to the Administrative Agent pursuant to Section 2.27(a) shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Incremental Revolving Commitments. (c) Incremental Term Loans may be made, and Incremental Revolving Commitments may be provided, by any existing Lender or persons who will become Lenders (provided that no existing Lender shall be obligated to provide any portion of any Incremental Facility), in each case on terms permitted in this Section 2.27; provided, that (A) (x) the Administrative Agent shall have consented (such consent not to be unreasonably withheld, conditioned or delayed) to such Lender’s making such Incremental Revolving Commitments if such consent would be required under Section 9.04(b) for an assignment of Loans or Revolving Credit Commitments, as applicable, to such Lender (or person who will become a Lender) and each Issuing Bank and U.S. Swingline Lender shall have consented (such consent not to be unreasonably withheld, conditioned or delayed) to such Lender’s making such Incremental Revolving Commitments and (B) the Administrative Agent shall not be required to execute, accept or acknowledge any Incremental Assumption Agreement or related documentation which contains (by express language or omission) any deviation from the terms of this Section 2.27. In addition, all other terms with respect to any Incremental Term Loan, or Incremental Revolving Commitments, except as set forth above, shall be determined by Terex and the applicable

113 Incremental Lenders. The applicable Borrower and each Incremental Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Commitment of such Lender. Each Incremental Assumption Agreement in respect of Incremental Commitments shall specify the terms of the Incremental Term Loans to be made thereunder. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement may be amended to reflect such Incremental Commitments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section (including any amendments that are not adverse to the interests of any Lender that are made to effectuate changes necessary to enable any Incremental Term Loans that are intended to be fungible with an existing Class of Term Loans to be fungible with such Term Loans, which shall include any amendments to Section 2.11 that do not reduce the ratable amortization received by each Lender thereunder). Except as otherwise specified in this Section 2.27, the effectiveness of any Incremental Assumption Agreement shall be subject to the satisfaction of such conditions as the parties thereto shall agree (the effective date of any such Incremental Assumption Agreement, an “Incremental Facility Closing Date”). The Borrowers will use the proceeds of the Incremental Term Loans and Incremental Revolving Commitments for any purpose not prohibited by this Agreement. (d) Upon each Revolving Commitment Increase pursuant to this Section 2.27, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Commitment Increase (each a “Revolving Commitment Increase Lender”) in respect of such increase, and each such Revolving Commitment Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and U.S. Swingline Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in U.S. Swingline Loans held by each Revolving Credit Lender (including each such Revolving Commitment Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment and if, on the date of such increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Revolving Commitment Increase either be prepaid from the proceeds of additional Revolving Loans made hereunder or assigned to a Revolving Commitment Increase Lender (in each case, reflecting such increase in Revolving Credit Commitments, such that Revolving Loans are held ratably in accordance with each Revolving Credit Lender’s pro rata share, after giving effect to such increase), which prepayment or assignment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.21 (it being understood that the foregoing provisions shall apply only to an increase in the amount of the Revolving Credit Commitments of any Class and not to any additional tranches of Revolving Loans). The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. For the avoidance of doubt, this Section 2.27(d) shall apply only to such Class of

114 Revolving Credit Commitments that are the same Class as the Incremental Revolving Loans and shall not apply to any other Class of Revolving Loans. (e) Notwithstanding anything to the contrary herein, this Section 2.27 shall supersede any provisions in Sections 2.17 or 9.08 to the contrary. SECTION 2.28. Defaulting Lenders. (a) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Bank or U.S. Swingline Lender hereunder; third, to cash collateralize, in accordance with Section 2.23(j), the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender; fourth, as the applicable Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the applicable Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) cash collateralize, in accordance with Section 2.23(j), the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the U.S. Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, Issuing Bank or U.S. Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to a Borrower as a result of any judgment of a court of competent jurisdiction obtained by a Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any

115 Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Disbursements and U.S. Swingline Loans are held by the applicable Revolving Credit Lenders pro rata in accordance with their applicable Pro Rata Percentages without giving effect to Section 2.28(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.28(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) (A) The Facility Fees otherwise payable to any Defaulting Lender in respect of the unused portion of such Defaulting Lender’s Revolving Credit Commitments shall not be payable for so long as, and with respect to the period during which, such Lender is a Defaulting Lender. (B) Each Defaulting Lender shall be entitled to receive L/C Participation Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Pro Rata Percentage of the stated amount of Letters of Credit for which it has provided cash collateral pursuant to Section 2.23(j). (C) With respect to any Facility Fee or L/C Participation Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the applicable Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or U.S. Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Issuing Banks and the U.S. Swingline Lenders, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s or U.S. Swingline Lender’s Fronting Exposure to such Defaulting Lender and (z) not be required to pay the remaining amount of any such fee. (iv) All or any part of such Defaulting Lender’s participation in L/C Disbursements and U.S. Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective applicable Pro Rata Percentages (calculated without regard to such Defaulting Lender’s applicable Revolving Credit Commitment) but only to the extent that (A) the conditions set forth in Section 4.02(b) and 4.02(c) are satisfied at the time of such reallocation (and, unless the applicable Borrower shall have otherwise notified the Administrative Agent at such time, the applicable Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time) and (B) such reallocation does not cause the Revolving Credit Exposure of any Non- Defaulting Lender to exceed such Non-Defaulting Lender’s applicable Revolving Credit Commitment. Subject to Section 9.24, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from such Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

116 (v) If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the applicable Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (A) first, prepay U.S. Swingline Loans of the applicable Class in an amount equal to the U.S. Swingline Lenders’ Fronting Exposure with respect to such Class (after giving effect to any reallocation that may be partially effected under clause (iv) above), and (B) second, cash collateralize, in accordance with Section 2.23(j), the Issuing Banks’ Fronting Exposure (after giving effect to any reallocation that may be partially effected under clause (iv) above); provided, that, any cash, or portion thereof, as applicable, provided by a Borrower as cash collateral under this clause (B) shall be promptly released and returned to the applicable Borrower upon the cessation of the circumstances giving rise to the obligation of such Borrower to provide such cash collateral under this clause (B). (b) If each Borrower, the Administrative Agent, each U.S. Swingline Lender and each Issuing Bank agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and U.S. Swingline Loans to be held pro rata by the Lenders in accordance with their applicable Revolving Credit Commitments (without giving effect to Section 2.28(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the applicable Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender having been a Defaulting Lender. (c) So long as any Lender is a Defaulting Lender, (i) no U.S. Swingline Lender shall be required to fund any U.S. Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such U.S. Swingline Loan and (ii) no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. SECTION 2.29. Contract Loan Facilities. (a) Subject to the terms and conditions set forth herein, at any time and from time to time during the Revolving Credit Availability Period, any Borrower may enter into one or more Contract Loan Facilities with a Revolving Credit Lender; provided that (i) the sum of the Aggregate Revolving Credit Exposure and the Aggregate Contract Loan Exposure at any time shall not exceed the Total Revolving Credit Commitment, (ii) the sum of the Aggregate U.S. Revolving Credit Exposure and the U.S. Contract Loan Exposure at any time shall not exceed the Total U.S. Revolving Credit Commitment, (iii) the sum of the Aggregate Multicurrency Revolving Credit Exposure and the Aggregate Multicurrency Contract Loan Exposure at any time shall not exceed the Total Multicurrency Revolving Credit Commitment, and (iv) the Aggregate Contract Loan Exposure at any time shall not exceed $500,000,000. A Revolving Credit Lender’s entry into a Contract Loan Facility with a Borrower, or making of Contract Loans pursuant thereto, shall not reduce

117 availability under such Revolving Credit Lender’s U.S. Revolving Credit Commitments or Multicurrency Revolving Credit Commitments, as applicable, hereunder, except to the extent expressly provided in Section 2.17. (b) At least two Business Days prior to its entry into a Contract Loan Facility with a Revolving Credit Lender, the applicable Borrower shall deliver to the Administrative Agent written notice thereof, signed by such Borrower, that specifies the following information: (i) the Revolving Credit Lender counterparty to such Contract Loan Facility, (ii) the aggregate principal amount of such Revolving Credit Lender’s Contract Loan Commitment thereunder, (iii) whether the Contract Loan Commitments under such Contract Loan Facility shall be U.S. Contract Loan Commitments or Multicurrency Contract Loan Commitments, (iv) the interest rate applicable to the Contract Loans thereunder and (v) the maturity date of such Contract Loan Facility; provided that no Contract Loan shall mature on a date later than the Revolving Credit Maturity Date. Not later than 12:00 (noon), Local Time, one Business Day prior to making a borrowing under any Contract Loan Facility, the applicable Borrower shall deliver to the Administrative Agent written notice thereof, signed by such Borrower, that specifies (i) the amount of such borrowing and (ii) the date of such borrowing and, unless notified by the applicable Borrower prior to 9:00 a.m., Local Time, on the proposed date of such borrowing that the request for such borrowing has been revoked or the requested Contract Loan otherwise was not made by the Lender thereunder, the available U.S. Revolving Credit Commitments or Multicurrency Revolving Credit Commitments, as applicable, shall be deemed to have been used in an aggregate amount equal to the amount of such requested borrowing. The Administrative Agent shall promptly thereafter notify each Revolving Credit Lender of the amount by which its U.S. Revolving Credit Commitments or Multicurrency Revolving Credit Commitments, as applicable, shall be deemed utilized as a result of such Contract Loan. (c) Upon receipt by the Administrative Agent from the applicable Borrower of notice satisfactory to the Administrative Agent that an outstanding Contract Loan has been repaid in full, the U.S. Revolving Credit Commitments or Multicurrency Revolving Credit Commitments, as applicable, deemed utilized in connection with the incurrence of such Contract Loan shall be deemed immediately available (subject in all respects to the other requirements for availability under this Agreement), and the Administrative Agent shall promptly thereafter notify each Revolving Credit Lender of the applicable Class thereof; provided that the failure of the Administrative Agent to so notify the Revolving Credit Lenders of such availability shall not affect the applicable Borrower’s ability to make use thereof in accordance with this Agreement. SECTION 2.30. Loan Modification Offers. (a) Terex may, by written notice to the Administrative Agent from time to time, make one or more offers (each, a “Loan Modification Offer”) to all the Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such a Loan Modification Offer, an “Affected Class”) to make one or more Permitted Amendments pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to Terex. Such notice shall set forth (i) the terms and conditions of the requested Permitted Amendment(s) and (ii) the date on which such Permitted Amendment(s) is requested to become effective (which shall not be less than five Business Days nor more than 30 Business Days after the date of such notice, unless otherwise agreed to by the Administrative Agent). Permitted Amendments shall become effective only with respect to the Loans or Commitments of the Lenders of the Affected Class that accept the applicable Loan

118 Modification Offer (such Lenders, the “Accepting Lenders” and such Loans or Commitments, the “Accepted Loans and Commitments”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans or Commitments of such Affected Class as to which such Lender’s acceptance has been made. (b) Each applicable Borrower, each applicable Guarantor and each Accepting Lender shall execute and deliver to the Administrative Agent a Loan Modification Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the Permitted Amendments and the terms and conditions thereof. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Loan Modification Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Loan Modification Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Amendment evidenced thereby and only with respect to the applicable Loans of the Accepting Lenders of the Affected Class, including any amendments necessary to treat the applicable Loans of the Accepting Lenders as a new “Class” of Loans hereunder. Notwithstanding the foregoing, no Permitted Amendment shall become effective under this Section 2.30 unless the Administrative Agent, to the extent reasonably requested by the Administrative Agent, shall have received legal opinions, board resolutions, officer’s and secretary’s certificates and other customary documentation reasonably consistent with those delivered on the Amendment No. 2 Effective Date pursuant to Section 6 of Amendment No. 2 (other than changes to such legal opinions resulting from a change in law, change in fact or change in counsel’s form of opinion reasonably satisfactory to the Administrative Agent). (c) Subject to Section 2.30(b), Terex may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Loan Modification Agreement that a minimum amount (to be determined and specified in the relevant Loan Modification Offer in Terex’s sole discretion and may be waived by Terex) of Loans or Commitments of any or all applicable Classes accept such Loan Modification Offer. (d) Notwithstanding anything to the contrary herein, this Section 2.30 shall supersede any provisions in Sections 2.17 or 9.08 to the contrary. “Permitted Amendments” shall mean any or all of the following: (i) an extension of the final maturity date for the applicable Loans or Commitments of the Accepting Lenders, (ii) a decrease in the amortization required for the applicable Loans of the Accepting Lenders, (iii) a change in the Applicable Percentage and/or other fees payable with respect to the applicable Loans or Commitments of the Accepting Lenders, (iv) the inclusion of additional fees to be payable to the Accepting Lenders, (v) such amendments to this Agreement and the other Loan Documents as shall be appropriate, in the judgment of the Administrative Agent and the Collateral Agent, to provide the rights and benefits of this Agreement and the other Loan Documents to each new “Class” of Loans resulting therefrom, (vi) such other amendments to this Agreement and the other Loan Documents as shall be necessary or appropriate, in the judgment of the Administrative Agent and the Collateral Agent or as otherwise may be agreed upon by the parties to such Permitted Amendment, to obtain or give effect to the foregoing Permitted Amendments and (vii) any other change not prohibited by Section 2.30 so long as the Accepted Loans and Commitments (a) do not share on a greater than pro rata basis in any mandatory prepayment with the outstanding U.S.

119 Term Loans (in the case of term loans) or Revolving Loans or Revolving Commitments (in the case of revolving loans or commitments) and (b) the terms of any Accepted Loans and Commitments, if not substantially consistent with the terms of any Class of Term Loans or Revolving Credit Commitments, as applicable, outstanding or in effect on the date of the effectiveness of such Accepted Loans and Commitments, shall be reasonably satisfactory to the Administrative Agent (it being agreed that any terms applicable to such Accepted Loans and Commitments that are (A) applicable only after the then-existing Latest Maturity Date for Term Loans or Revolving Credit Commitments, as applicable, (B) more favorable, taken as a whole, to the Lenders of such Accepted Loans and Commitments than those applicable to any then-existing Class of Term Loans or Revolving Commitments, as applicable, and are then conformed (or added) to the Loan Documents for the benefit of the Lenders under each such then-existing Class of Term Loans or Revolving Commitments, as applicable, and/or (C) in the case of any Accepted Loans and Commitments constituting Term Loans, consistent with market terms and conditions (when taken as a whole) at the time of incurrence (as reasonably determined by Terex), shall be deemed satisfactory to the Administrative Agent). SECTION 2.31. United Kingdom Tax Matters. (a) U.K. Taxes. The provisions of this Section 2.31 shall only apply in respect of the U.K. Loan Parties. (b) Tax Gross-Up. (i) Each U.K. Loan Party shall make all payments to be made by it under any Loan Document without any Tax Deduction unless a Tax Deduction is required by law. (ii) Each U.K. Loan Party shall, promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction), notify the Administrative Agent accordingly. Similarly, a Lender shall promptly notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender. If the Administrative Agent receives such notification from a Lender, it shall promptly notify the applicable U.K. Loan Party. (iii) If a Tax Deduction is required by law to be made by any U.K. Loan Party, the amount of the payment due from such U.K. Loan Party shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. (iv) A payment shall not be increased under clause (iii) above by reason of a Tax Deduction on account of Taxes imposed by Ireland or on account of Excluded Taxes. Further, a payment shall not be increased under clause (iii) above by reason of a Tax Deduction on account of Taxes imposed by the United Kingdom if, on the date on which the payment falls due: (A) The payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been a U.K. Qualifying Lender but on that date the relevant Lender is not or has ceased to be a U.K. Qualifying Lender, other than

120 as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or U.K. Tax Treaty or any published practice or published concession of any relevant taxing authority; or (B) the relevant Lender is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender, and: (1) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the ITA which relates to the payment and that Lender has received from the applicable U.K. Loan Party a certified copy of that Direction; (2) the payment could have been made to the Lender without any Tax Deduction if that Direction had not been made; or (C) the relevant Lender is a U.K. Qualifying Lender solely by virtue of clause (a)(ii) of the definition of U.K. Qualifying Lender and: (1) the relevant Lender has not given a U.K. Tax Confirmation; and (2) the payment could have been made to the Lender without any U.K. Tax Deduction if the Lender had given a U.K. Tax Confirmation, on the basis that the U.K. Tax Confirmation would have enabled the applicable U.K. Loan Party to have formed a reasonable belief that the payment was an “excepted payment” for the purpose of section 930 of the ITA; or (D) the relevant Lender is a U.K. Treaty Lender and the applicable U.K. Loan Party is able to demonstrate that the payment could have been made to the Lender without the Tax Deduction had that Lender complied with its obligations under clause (vii) below. (v) If any U.K. Loan Party is required to make a Tax Deduction, it shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law. (vi) Within 30 days of making either a Tax Deduction on account of Taxes imposed by the United Kingdom or any payment required in connection with that Tax Deduction, the applicable U.K. Loan Party shall deliver to the Administrative Agent for the benefit of the Lender entitled to the payment a statement under section 975 of the ITA or other evidence reasonably satisfactory to that Lender that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority. (vii) Subject to Section 2.31(b)(viii) below, where any U.K. Loan Party makes a payment to which a U.K. Treaty Lender is entitled, that U.K. Treaty Lender and such U.K. Loan Party shall co-operate and shall use commercially reasonable efforts to complete any

121 procedural formalities necessary for such U.K. Loan Party to obtain authorization to make that payment without a Tax Deduction. (viii) Nothing in Section 2.31(b)(vii) above shall require a U.K. Treaty Lender to: (A) register under the HMRC DT Treaty Passport scheme; (B) apply the HMRC DT Treaty Passport scheme to any advance if it has so registered; or (C) file applicable treaty forms if it has included an indication to the effect that it wishes the HMRC DT Treaty Passport Scheme to apply to this Agreement in accordance with Section 2.31(b)(xi) or Section 2.31(b)(xii) below and the applicable U.K. Loan Party has not complied with its obligations under Section 2.31(b)(xiii) below. (ix) A U.K. Non-Bank Lender which becomes a party on the day on which this Agreement is entered into gives a U.K. Tax Confirmation to the U.K. Loan Parties by entering into this Agreement. (x) A U.K. Non-Bank Lender shall promptly notify the U.K. Loan Parties and the Administrative Agent if there is any change in the position from that set out in the U.K. Tax Confirmation. (xi) A U.K. Treaty Lender which becomes a party on the day on which this Agreement is entered into that holds a passport under the HMRC DT Treaty Passport scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to the U.K. Loan Parties) by including its scheme reference number and its jurisdiction of tax residence below its name on its signature page to this Agreement. (xii) A U.K. Treaty Lender which is a New Lender that holds a passport under the HMRC DT Treaty Passport Scheme, and which wishes that scheme to apply to this Agreement, shall include an indication to that effect (for the benefit of the Administrative Agent and without liability to the U.K. Loan Parties) by including its scheme reference number and its jurisdiction of tax residence in the Assignment and Acceptance which it executes on becoming a party to this Agreement. (xiii) If a Lender that holds a passport under the HMRC DT Treaty Passport Scheme has included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with Section 2.31(b)(xi) or Section 2.31(b)(xii) above, the U.K. Loan Parties shall make a Borrower DTTP Filing in respect of that Lender. (xiv) If a Lender has not included an indication to the effect that it wishes the HMRC DT Treaty Passport scheme to apply to this Agreement in accordance with Section 2.31(b)(xi) or Section 2.31(b)(xii) above, the U.K. Loan Parties shall not file any

122 form relating to the HMRC DT Treaty Passport scheme in respect of that Lender’s Loans or its participation in any Loan. (xv) If a Lender assigns or transfers any of its rights or obligations under the Loan Documents and as a result of circumstances existing at the date the assignment or transfer occurs, any U.K. Loan Party would be obliged to make a payment to the transferee or the assignee under either Section 2.31(b) (Tax Gross-Up) or Section 2.31(c) (Tax Indemnity), then that transferee or assignee is only entitled to receive payment under either Section 2.31(b) or Section 2.31(c) to the same extent as the transferring Lender would have been entitled to receive payment if the assignment or transfer had not occurred. This paragraph (xv) shall not apply: (A) in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Loans; or (B) in relation to Section 2.31(b) (Tax Gross-Up), to a U.K. Treaty Lender that has included a confirmation of its scheme reference number and its jurisdiction of tax residence in accordance with paragraph (b)(xi) or (b)(xii) of Section 2.31(b) if the applicable U.K. Loan Party has not made a Borrower DTTP Filing in respect of that U.K. Treaty Lender. (c) Tax Indemnity. (i) The U.K. Loan Parties shall (within five Business Days of demand by the Administrative Agent) pay to a Lender an amount equal to the loss, liability or cost which that Lender determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Lender in respect of a Loan Document. (ii) Section 2.31(c)(i) above shall not apply: (A) with respect to any Tax assessed on a Lender: (1) under the law of the jurisdiction in which that Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Lender is treated as resident for tax purposes; or (2) under the law of the jurisdiction in which that Lender’s lending office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Lender; or (B) to the extent a loss, liability or cost: (1) is compensated for by an increased payment under Section 2.31(b) (Tax Gross-Up), Section 2.32 (Ireland Tax Matters), or Section 2.20 (Taxes);

123 (2) would have been compensated for by an increased payment under Section 2.31(b) (Tax Gross-Up), Section 2.32 (Ireland Tax Matters), or Section 2.20 (Taxes) but was not so compensated solely because one of the exclusions in such Sections applied; (3) relates to an Excluded Tax; or (4) relates to a FATCA Deduction required to be made by any U.K. Loan Party or the Administrative Agent. (iii) A Lender making, or intending to make a claim under Section 2.31(c)(i) above shall promptly notify the Administrative Agent of the event which will give, or has given, rise to the claim, following which the Administrative Agent shall notify the U.K. Loan Parties. (iv) A Lender shall, on receiving a payment from any U.K. Loan Party under Section 2.31(c), notify the Administrative Agent. (d) Tax Credit. If any U.K. Loan Party makes a Tax Payment and the relevant Lender determines that (1) a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (2) that Lender has obtained and utilized that Tax Credit, the Lender shall pay an amount to such U.K. Loan Party which that Lender reasonably determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by such U.K. Loan Party. (e) Lender Status Confirmation. Each Lender with a Multicurrency Revolving Credit Commitment which is a party to this Agreement on the date of this Agreement shall indicate, below its name on its signature page to this Agreement, and each New Lender with a Multicurrency Revolving Credit Commitment (and any Lender which might otherwise make any advance to a U.K. Loan Party) shall indicate, in the Assignment and Acceptance which it executes on becoming a party (or otherwise in the documentation it executes on committing to make such advance), and in each case for the benefit of the Administrative Agent and without liability to the U.K. Loan Parties, which of the following categories it falls within: (i) not a U.K. Qualifying Lender; (ii) a U.K. Qualifying Lender (other than a U.K. Treaty Lender); or (iii) a U.K. Treaty Lender. If a Lender or a New Lender fails to indicate its status in accordance with this Section 2.31(e), then such Lender or New Lender (as applicable) shall be treated for the purposes of this Agreement (including by the U.K. Loan Parties) as if it is not a U.K. Qualifying Lender until such time as it notifies the Administrative Agent which category of U.K. Qualifying Lender applies (and the Administrative Agent, upon receipt of such notification, shall inform the U.K. Loan Parties). For the avoidance of doubt, an Assignment and Acceptance shall not be invalidated by any failure of a New Lender to comply with this Section 2.31(e).

124 (f) Stamp Taxes. The U.K. Loan Parties shall pay and, within three Business Days of demand, indemnify each Lender against any cost, loss or liability that Lender incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Loan Document, provided that this Section 2.31(f) shall not apply in respect of an assignment, transfer or other alienation by a Lender of any of its rights and/or obligations under any Loan Documents, other than an assignment, transfer or other alienation made at the request of any Borrower. (i) [Reserved]. (g) FATCA Deduction. (i) A U.K. Loan Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no U.K. Loan Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. (ii) Each U.K. Loan Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the party to whom it is making the payment and, in addition, shall notify the Administrative Agent and the Administrative Agent shall notify the Lenders. SECTION 2.32. Ireland Tax Matters. (a) Irish Taxes. The provisions of this Section 2.32 shall only apply in respect of the Irish Loan Parties. (b) Tax Gross-Up. (i) All payments by an Irish Loan Party under any Loan Document shall be made without any Tax Deduction, provided that, if an Irish Loan Party is required by Irish law or regulation to make a Tax Deduction, it shall: (A) promptly upon becoming aware that the Irish Loan Party must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Administrative Agent accordingly. Similarly, a Lender shall notify the Administrative Agent on becoming so aware in respect of a payment payable to that Lender. If the Administrative Agent receives such notification from a Lender it shall notify the Irish Loan Party; (B) ensure that the Tax Deduction does not exceed the minimum amount legally required; (C) pay to the relevant Tax Authority, as appropriate, the full amount of the Tax Deduction;

125 (D) furnish to the Lender, within the period for payment of a Tax Deduction permitted by the relevant law, either an official receipt of the relevant Tax Authority concerned on payment to them of amounts so deducted or withheld or, if such receipts are not issued by the Tax Authority concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant Tax Deduction to the reasonable satisfaction of the relevant Lender; and (E) if a Tax Deduction is required by law to be made by the Irish Loan Party, the amount of the payment due from the Irish Loan Party shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required. (ii) A payment shall not be increased under clause (b)(i)(E) above by reason of a Tax Deduction on account of Taxes imposed by the United Kingdom or on account of Excluded Taxes. Further, a payment shall not be increased under clause (b)(i)(E) above by reason of a Tax Deduction on account of Tax imposed by Ireland, if on the date on which the payment falls due: (A) the payment could have been made to the relevant Lender without a Tax Deduction if the Lender had been an Irish Qualifying Lender, but on that date that Lender is not or has ceased to be an Irish Qualifying Lender other than as a result of any change after the date it became a Lender under this Agreement in (or in the interpretation, administration, or application of) any law or Irish Tax Treaty or any published practice or published concession of any relevant taxing authority; or (B) the relevant Lender is an Irish Treaty Lender and the Irish Loan Party making the payment is able to demonstrate that the payment could have been made to the Lender without a Tax Deduction had that Lender complied with its obligations under Section 2.32(c). (iii) Any Lender which is an Irish Qualifying Lender under paragraph (g) of the definition of Irish Qualifying Lender and which becomes a party hereto on the day on which any Loan Document is entered into confirms that it is an Irish Qualifying Lender in accordance with subclause (f) below. (iv) A Lender which gives a confirmation under subclause (b)(iii) above shall promptly notify the applicable Irish Loan Party and the Administrative Agent if there is any change in the position from that set out in the confirmation given by such Lender under clause (b)(iii) above. (v) Each Lender shall promptly inform the Administrative Agent, which shall then promptly inform the applicable Irish Loan Party, in the event that such Lender becomes aware that it has ceased to be (or becomes) an Irish Qualifying Lender or an Irish Treaty Lender as result of a change in its own circumstances (excluding for the avoidance of doubt any change by reason of a change in the Tax law or Tax treaties of any country

126 other than the country in which that Lender is incorporated or is tax resident at the time it became a Lender under this Agreement). (c) Cooperation. Without prejudice to the obligations of any Irish Loan Party in Section 2.32(b) (Tax Gross-Up), an Irish Treaty Lender and the Irish Loan Party which makes a payment to which that Irish Treaty Lender is entitled, shall cooperate in completing any procedural formalities, such as self-certification forms, necessary for such Irish Loan Party to obtain to make payments without a Tax Deduction. (d) Tax Indemnity. (i) Within five Business Days of demand by the Administrative Agent, the applicable Irish Loan Party shall pay to a Lender an amount equal to the loss, liability or cost which that Lender determines that it has directly or indirectly suffered or will directly or indirectly suffer for or on account of Tax in respect of amounts payable to it under a Loan Document. (ii) Section 2.32(d)(i) shall not apply: (A) with respect to any Tax assessed on a Lender: (1) under the law of the jurisdiction in which that Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Lender is treated as resident for tax purposes; or (2) under the law of the jurisdiction in which that Lender’s lending office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Lender; or (B) to the extent that a loss, liability or cost: (1) is compensated for by an increased payment under Section 2.32(b) (Tax Gross-Up), Section 2.31 (United Kingdom Tax Matters), or Section 2.20 (Taxes); or (2) would have been compensated for by an increased payment under Section 2.32(b)(i)(E) (Tax Gross-Up), Section 2.31 (United Kingdom Tax Matters), or Section 2.20 (Taxes), but was not so compensated solely because one of the exclusions in such Sections applied; (3) relates to an Excluded Tax; or (4) relates to a FATCA Deduction required to be made by the Irish Loan Party or the Administrative Agent;

127 (iii) A Lender making, or intending to make, a claim under this Section 2.32(d) (Tax Indemnity), shall promptly notify the Administrative Agent of the event which has caused (or will cause) that claim, following which the Administrative Agent shall notify the applicable Irish Loan Party. (iv) If a Lender assigns or transfers any of its rights or obligations under the Loan Documents and as a result of circumstances existing at the date the assignment or transfer occurs, any Irish Loan Party would be obliged to make a payment to the transferee or the assignee under either Section 2.31(b) (Tax Gross-Up) or Section 2.32(d) (Tax Indemnity), then that transferee or assignee is only entitled to receive payment under either such sections to the same extent as the transferring Lender would have been entitled to receive payment if the assignment or transfer had not occurred. This paragraph (iv) shall not apply in respect of an assignment or transfer made in the ordinary course of the primary syndication of the Loans. (e) Tax Credit. If an Irish Loan Party makes a Tax Payment and the relevant Lender determines that (i) a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that Tax Payment or to a Tax Deduction in consequence of which that Tax Payment was required; and (ii) that Lender has obtained and utilized that Tax Credit, the Lender shall pay an amount to such Irish Loan Party which that Lender determines, in its sole discretion exercised in good faith, will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by such Irish Loan Party, and this shall, to the extent permissible by applicable law, be treated as a repayment to such Irish Loan Party. (f) Lender Status Confirmation. A Lender which makes a Loan to the European Borrower (or any other Borrower that is then an Irish Loan Party), and which is an Irish Qualifying Lender, within paragraph (c), (d), (e), (f), (g), (h) or (j) only of that definition, shall deliver to the applicable Irish Loan Party a confirmation by such Lender that the person beneficially entitled to interest payable to such Lender in respect of a Loan made to such Irish Loan Party is an Irish Qualifying Lender (an “Irish Tax Confirmation”). An Irish Qualifying Lender within paragraph (c), (d), (e), (f), (g), (h) or (j) only of that definition which becomes a party hereunder on the Amendment No. 2 Effective Date shall deliver an Irish Tax Confirmation to the applicable Irish Loan Party in connection with its delivery of its signature page to this Agreement; provided that any such Lender that has previously delivered to the applicable Irish Loan Party an Irish Tax Confirmation pursuant to the Original Credit Agreement, which Irish Tax Confirmation remains accurate, shall be deemed to have satisfied such requirement. If, following an assignment, or transfer or a participation (in the latter case, in circumstances where the Participant wishes, in accordance with Section 9.04(f) to be entitled to the benefits of Section 3.01 of a Lender’s rights or obligations hereunder), an Irish Qualifying Lender within paragraph (c), (d), (e), (f), (g), (h) or (j) only of that definition becomes a party hereunder or becomes a Participant after the day on which this Agreement is entered into, such Lender or Participant shall deliver an Irish Tax Confirmation to Terex and the applicable Irish Loan Party on or prior to becoming a party hereunder. An Irish Qualifying Lender, within paragraph (c), (d), (e), (f), (g), (h) or (j) only of that definition, shall promptly notify the Administrative Agent, Terex and the applicable Irish Loan Party if there is any change in the position from that set out in any relevant Irish Tax Confirmation. If a Lender or a New Lender fails to indicate its status in accordance with this

128 Section 2.32(f), then such Lender or New Lender (as applicable) shall be treated for the purposes of this Agreement (including by the applicable Irish Loan Parties) as if it is not an Irish Qualifying Lender until such time as it notifies the Administrative Agent which category of Irish Qualifying Lender applies (and the Administrative Agent, upon receipt of such notification, shall inform the applicable Irish Loan Party). For the avoidance of doubt, an Assignment and Acceptance shall not be invalidated by any failure of a New Lender to comply with this Section 2.32(f). A Lender, upon request from an Irish Loan Party from time to time, shall as soon as reasonably practicable provide such information as may be required for the purposes of Sections 891A, 891E, 891F and 891G TCA (and any regulations made thereunder). (g) Stamp Taxes. The applicable Irish Loan Party shall pay and, within three Business Days of demand, indemnify each Lender against any cost, loss or liability the Lender incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Loan Document, provided that this Section 2.32(g) shall not apply in respect of an assignment, transfer or other alienation by a Lender of any of its rights and/or obligations under any Loan Documents, other than an assignment, transfer or alienation made at the request of any Borrower. (i) [Reserved]. (h) FATCA Deduction. (i) Each Irish Loan Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Irish Loan Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. (ii) Each party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Lender to whom it is making the payment and, in addition, shall notify the Administrative Agent and the Administrative Agent shall notify the other Loan Parties. SECTION 2.33. Refinancing Facilities. (a) The Borrowers may, by written notice to the Administrative Agent from time to time, request the establishment hereunder of (i) a new Class of revolving commitments (the “Refinancing Revolving Commitments”) pursuant to which each Person providing such a commitment (a “Refinancing Revolving Lender”), which may include any existing Lender (each of which shall be entitled to agree or decline to participate in its sole discretion), will make revolving loans to the applicable Borrower or Borrowers (“Refinancing Revolving Loans”) and acquire participations in the applicable Letters of Credit and U.S. Swingline Loans and (ii) one or more additional Classes of term loan commitments (the “Refinancing Term Loan Commitments”), pursuant to which each Person providing such a commitment (a “Refinancing Term Lender”) will make term loans to the applicable Borrowers (the “Refinancing Term Loans”); provided that (A) each Refinancing Revolving Lender and each Refinancing Term Lender shall not be an Ineligible Assignee and shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and (B) each

129 Refinancing Revolving Lender shall be subject to the approval of each applicable Issuing Bank and each applicable U.S. Swingline Lender (which approval shall not be unreasonably withheld), in each case, to the extent such consent, if any, would be required pursuant to Section 9.04 for an assignment of Loans or Commitments, as applicable, to such Refinancing Revolving Lender and such Refinancing Term Lender, as applicable. (b) The Borrowers and each Refinancing Lender shall execute and deliver to the Administrative Agent a Refinancing Facility Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Refinancing Commitments of each Refinancing Lender. Such Refinancing Facility Agreement shall set forth, with respect to the Refinancing Commitments established thereby and the Refinancing Loans and other extensions of credit to be made thereunder, to the extent applicable: (i) the designation of such Refinancing Commitments and Refinancing Loans as a new “Class” of loans and/or commitments hereunder, (ii) the stated termination and maturity dates applicable to the Refinancing Commitments or Refinancing Loans of such Class; provided that, subject to the Permitted Maturity Exceptions, such stated termination and maturity dates shall not be earlier than (x) the maturity date then in effect with respect to the applicable Class of Revolving Credit Commitments being so refinanced (in the case of Refinancing Revolving Commitments and Refinancing Revolving Loans) or (y) the earlier of (A) the maturity date then in effect with respect to the applicable Class of Term Loans being so refinanced and (B) the latest maturity date of any Class of U.S. Term Loans then outstanding (in the case of Refinancing Term Loan Commitments and Refinancing Term Loans), (iii) subject to the Permitted Maturity Exceptions, any Refinancing Term Loans shall have a Weighted Average Life to Maturity no shorter than the shorter of (x) the Weighted Average Life to Maturity of the applicable Class of Term Loans being so refinanced and (y) the Weighted Average Life to Maturity of the U.S. Term Loans (without giving effect to any prepayment that would otherwise modify the Weighted Average Life to Maturity of the U.S. Term Loans), (iv) the interest rate or rates applicable to the Refinancing Loans of such Class, (v) the fees applicable to the Refinancing Commitment or Refinancing Loans of such Class, (vi) in the case of any Refinancing Term Loans, any original issue discount applicable thereto, (vii) the initial Interest Period or Interest Periods applicable to Refinancing Loans of such Class, (viii) any voluntary or mandatory commitment reduction or prepayment requirements applicable to Refinancing Commitments or Refinancing Loans of such Class (which prepayment requirements, (x) in the case of any Refinancing Term Loans, may provide that such Refinancing Term Loans may participate (i) in the case of any mandatory prepayment, on a pro rata basis or less than pro rata basis with the U.S. Term Loans, but not a greater than pro rata basis with the U.S. Term Loans and (ii) in the case of any voluntary prepayment, on a pro rata basis, greater than pro rata basis or less than pro rata basis with the U.S. Term Loans and (y) in the case of any Refinancing Revolving Loans may participate (i) in the case of any mandatory prepayment, on a pro rata basis or less than pro rata basis with any then-existing Class of Revolving Loans, but not a greater than pro rata basis with any then-existing Class of Revolving Loans and (ii) in the case of any voluntary prepayment, on a pro rata basis, greater than pro rata basis or less than pro rata basis with any then-existing Class of Revolving Loans) and any restrictions on the voluntary or mandatory reductions or prepayments of Refinancing Commitments or Refinancing Loans of such Class and (ix) in the case of any Refinancing Revolving Commitments, the Alternative Currencies, if any, available thereunder. Except as contemplated by the preceding sentence, the terms of any Refinancing Term Loans and Refinancing Revolving Commitments, if not substantially consistent

130 with the terms of any Class of Term Loans or Revolving Credit Commitments, as applicable, outstanding or in effect (determined after giving effect to any repayment or prepayment of Loans and termination of Commitments on such date) on the date of the effectiveness of such Refinancing Commitments, shall be reasonably satisfactory to the Administrative Agent (it being agreed that any terms applicable to such Refinancing Term Loans or Refinancing Revolving Commitments that are (A) applicable only after the then-existing Latest Maturity Date for Term Loans or Revolving Credit Commitments, as applicable, (B) more favorable, taken as a whole, to the Lenders of such Refinancing Commitments than those applicable to any then-existing Class of Term Loans or Revolving Credit Commitments, as applicable, and are then conformed (or added) to the Loan Documents for the benefit of the Lenders under each such then-existing Class of Term Loans or Revolving Credit Commitments, as applicable and/or (C) in the case of any Refinancing Term Loans, consistent with market terms and conditions (when taken as a whole) at the time of incurrence (as reasonably determined by Terex), shall be deemed satisfactory to the Administrative Agent). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Facility Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Facility Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Refinancing Facility Agreement (including any amendments necessary to treat the applicable Loans and/or Commitments as a new “Class” of loans and/or commitments hereunder). (c) Notwithstanding the foregoing, no Refinancing Commitments shall become effective under this Section 2.33 unless (i) on date of such effectiveness, the conditions set forth in Sections 4.02(b) and 4.02(c) shall be satisfied, (ii) to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received legal opinions, board resolutions and other customary closing certificates reasonably consistent with those delivered on the Amendment No. 2 Effective Date, (iii) in the case of any Refinancing Revolving Commitments, substantially concurrently with the effectiveness thereof, all the Revolving Credit Commitments of a Class then in effect shall be terminated, and all the Revolving Loans then outstanding thereunder, together with all interest thereon, and all other amounts accrued for the benefit of the Revolving Credit Lenders of such Class, shall be repaid or paid (it being understood, however, that, with the written consent of the applicable Issuing Bank, any Letters of Credit issued by such Issuing Bank may continue to be outstanding under the Refinancing Revolving Commitments), and the aggregate amount of such Refinancing Revolving Commitments does not exceed the aggregate amount of the Revolving Credit Commitments so terminated and (iv) in the case of any Refinancing Term Loan Commitments, substantially concurrently with the effectiveness thereof, the applicable Borrower shall obtain Refinancing Term Loans thereunder and shall repay or prepay then outstanding Term Borrowings of any Class in an aggregate principal amount equal to the aggregate amount of such Refinancing Term Loan Commitments (less the aggregate amount of accrued and unpaid interest with respect to such outstanding Term Borrowings and any reasonable fees, premium and expenses relating to such refinancing) (and any such prepayment of Term Borrowings of any Class shall be applied to reduce the subsequent scheduled repayments of Term Borrowings of such Class to be made pursuant to Section 2.11 on a pro rata basis). SECTION 2.34. VAT.

131 (a) All amounts expressed in a Loan Document to be payable by any party to any Lender which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies, and accordingly, subject to subsection (b) below, if VAT is or becomes chargeable on any supply made by any Lender to any party under a Loan Document, on provision of a valid VAT invoice, by the Lender to the party, that party shall pay to the Lender (in addition to and at the same time as paying the consideration for such supply) an amount equal to the amount of such VAT. (b) If VAT is or becomes chargeable on any supply made by any Lender (the “Supplier”) to any other Lender (the “Recipient”) under a Loan Document, and any party other than the Recipient (the “Subject Party”) is required by the terms of any Loan Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration), such Subject Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT (where the Supplier is the person required to account to the relevant tax authority for the VAT). The Recipient will promptly pay to the Subject Party an amount equal to any credit or repayment obtained by the Recipient from the relevant tax authority which the Recipient reasonably determines is in respect of such VAT. Where the Recipient is the person required to account to the relevant tax authority for the VAT the Subject Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT. (c) Where a Loan Document requires any party to reimburse or indemnify a Lender for any cost or expense, that party shall reimburse or indemnify (as the case may be) such Lender for the full amount of such cost or expense, including such part thereof as represents VAT, save to the extent that such Lender reasonably determines that it is entitled to credit or repayment in respect of such VAT from the relevant tax authority. (d) Any reference in this Section 2.34 to any Person shall, at any time when such Person is treated as a member of a group or unity (or fiscal unity) for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the representative member of such group at such time (the term “representative member” to have the same meaning as in the United Kingdom Value Added Tax Act 1994 or in any analogous legislation enacted in any jurisdiction other than the United Kingdom, and to include, in Ireland, the group member notified by the Revenue Commissioners in accordance with section 15(1)(a)(i) VATCA as being the member responsible for complying with the provisions of that Act in respect of the group). ARTICLE III Representations and Warranties Each Borrower represents and warrants to the Administrative Agent, the Collateral Agent, each of the Issuing Banks and each of the Lenders that:

132 SECTION 3.01. Organization; Powers. Terex and each of its Restricted Subsidiaries (including each Borrower) (a) is a corporation, partnership, limited liability company or other entity, duly incorporated or formed, as the case may be, validly existing and in good standing (other than with respect to (x) any Borrower organized in Australia, Ireland or the United Kingdom, it being understood that Australia, Ireland and the United Kingdom do not have an equivalent concept of good standing or (y) any other Restricted Subsidiary organized in a foreign jurisdiction that does not have an equivalent concept of good standing) under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure to qualify would not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of each Borrower, to borrow hereunder. Each Borrower (other than Terex) is a wholly owned Restricted Subsidiary. SECTION 3.02. Authorization. Each of the Transactions will, at the time it occurs, (a) have been duly authorized by all requisite organizational action and (b) not (i) violate (A) any provision of law, statute, rule or regulation, (B) the certificate or articles of incorporation or other constitutive documents or by-laws of such Loan Party, (C) any order of any Governmental Authority applicable to any Loan Party or (D) any provision of any indenture, agreement or other instrument to which Terex or any Restricted Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except, in the case of each of clause (i)(A), (i)(C), (i)(D) and (ii), where such violation, breach or default would not reasonably be expected to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Terex or any Subsidiary Guarantor (other than any Lien created hereunder or under the Security Documents). SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by each Loan Party party hereto and constitutes, and each other Loan Document has either been duly executed and delivered by each Loan Party thereto and constitutes or, when executed and delivered by each Loan Party thereto, will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) those filings described on Schedule 5.11 and (b) such as have been made or obtained and are in full force and effect, except where the failure to obtain the same would not reasonably be expected to result in a Material Adverse Effect.

133 SECTION 3.05. Financial Statements. Terex has heretofore furnished to the Lenders its consolidated balance sheets and related statements of income, comprehensive income, changes in stockholders’ equity and cash flows as of and for each of the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023, audited by and accompanied by the opinion of PricewaterhouseCoopers LLP, independent public accountants. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of Terex and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of Terex and its consolidated Subsidiaries as of the dates thereof required to be reflected in accordance with GAAP. Such financial statements were prepared in accordance with GAAP applied on a consistent basis. SECTION 3.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, condition, financial or otherwise, of Terex and its Restricted Subsidiaries, taken as a whole, since December 31, 2023. SECTION 3.07. Title to Properties; Possession Under Leases. (a) Each of Terex and its Restricted Subsidiaries has fee title to, or valid leasehold interests in, all its material properties and assets (including all Mortgaged Property), except (x) as would not reasonably be expected to result in a Material Adverse Effect and (y) for defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02. (b) Except as would not reasonably be expected to result in a Material Adverse Effect, (x) each of Terex and its Restricted Subsidiaries has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect and (y) each of Terex and its Restricted Subsidiaries enjoys peaceful and undisturbed possession under all such material leases. SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Amendment No. 2 Effective Date a list of all Restricted Subsidiaries and the percentage ownership interest of the applicable owner therein. The Equity Interests or other ownership interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Terex, directly or indirectly through its Restricted Subsidiaries, free and clear of all Liens, except for Liens created under the Security Documents. SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of any Borrower, threatened against or affecting Terex or any of its Restricted Subsidiaries or any business, property or rights of any such person that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) None of Terex or any of its Restricted Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any

134 zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default would reasonably be expected to result in a Material Adverse Effect. (c) Certificates of occupancy and permits are in effect for each Mortgaged Property as currently constructed, except where the failure to have the same would not reasonably be expected to result in a Material Adverse Effect. (d) No exchange control law or regulation materially restricts any Borrower from complying with its obligations in respect of any Alternative Currency Loan or Letter of Credit or any other Loan Party with respect to its obligations under any Loan Document. SECTION 3.10. Agreements. Neither Terex nor any of its Restricted Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default would reasonably be expected to result in a Material Adverse Effect. SECTION 3.11. Federal Reserve Regulations. (a) Neither Terex nor any of its Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X. SECTION 3.12. Investment Company Act. Neither Terex nor any of its Restricted Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.13. Use of Proceeds. The proceeds of (a) the U.S. Term Loans that are made (or deemed to be made) on the Amendment No. 3 Effective Date, together with the proceeds of the 2024 Senior Notes and cash on hand at the Borrowers, will be used on the Amendment No. 23 Effective Date to finance all or a portion of the Transactions (including the payment of costs incurredrepay the Existing Term Loans (as defined in Amendment No. 3) and to pay fees, costs and expenses in connection therewith)with Amendment No. 3, and (b) the Revolving Loans will be used (i) on the Amendment No. 2 Effective Date, (A) to finance all or a portion of the Transactions (including the payment of costs incurred in connection therewith), (B) (1) for working capital needs, (2) for other general corporate purposes and (3) to refinance the existing Revolving Credit Commitments (and any outstanding Revolving Loans incurred pursuant thereto) outstanding immediately prior to the Amendment No. 2 Effective Date pursuant to the terms set forth in the Amendment No. 2, (C) to finance purchase price adjustments under the Fort Acquisition Agreement (including with respect to the amount of any cash, Cash Equivalents, marketable securities and/or working capital to be acquired) and (D) to fund any other payments contemplated by the Fort Acquisition Agreement; provided that the

135 aggregate principal amount of Revolving Loans incurred on the Amendment No. 2 Effective Date for the purposes described in clauses (b)(i)(A) (other than the payment of costs incurred in connection with the Transactions), (b)(i)(B)(2) and (b)(i)(D) above, in each case except if such purpose is also described in clauses (b)(i)(B)(1), (b)(i)(B)(3) or (b)(i)(C) above, shall not exceed $50,000,000 in the aggregate and (ii) after the Amendment No. 2 Effective Date, for working capital needs and other general corporate purposes (including the making of dividends and other distributions in respect of its Equity Interests, the repurchase of Equity Interests in Terex, the repayment or other retirement of Indebtedness and the financing of Permitted Acquisitions, in each case, to the extent permitted hereunder). SECTION 3.14. Tax Returns. Each of Terex and its Restricted Subsidiaries has filed or caused to be filed all Tax returns required to have been filed by it and has paid or caused to be paid all Taxes shown as due on such Tax returns and all assessments received by it (in each case giving effect to applicable extensions), except (x) Taxes that are being contested in good faith by appropriate proceedings and for which Terex or such Restricted Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP or (y) where failure to do so would not reasonably be expected to result in a Material Adverse Effect. SECTION 3.15. No Material Misstatements. Other than forward-looking information and information of a general economic or industry-specific nature, none of (a) the Lender Presentation or (b) any other information, report, financial statement, exhibit or schedule furnished by or on behalf of any Borrower in writing to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, when taken as a whole, contained, contains or will contain any untrue statement of a material of fact or omitted, omits or will omit to state any material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were, are or will be made when taken as a whole (giving effect to supplements from time to time thereto); provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, such Borrower represents only that such forecasts and projections have been or will be prepared in good faith based upon assumptions believed by Terex to be reasonable at the time made and at the time such information, report, financial statement, exhibit or schedule has been furnished to the Administrative Agent or any Lender (it being understood that such forecasts and projections are subject to significant uncertainties and contingencies, many of which are beyond Terex’s control, such forecasts and projections by their nature are inherently uncertain and no assurances are being given that the results reflected in such forecasts or projections will be achieved and actual results may differ from the forecasts and projections and such differences may be material). SECTION 3.16. Employee Benefit Plans. (a) Except as would reasonably be expected to result in a Material Adverse Effect, each of Terex and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, would reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of December 31, 2023, exceed the fair market value of the assets of each Plan, and the present value

136 of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of December 31, 2023, exceed the fair market value of the assets of all such underfunded Plans, in each case, by an amount that would reasonably be expected to result in a Material Adverse Effect. (b) Each Non-U.S. Pension Plan is in compliance in all material respects with all requirements of law applicable thereto and the respective requirements of the governing documents for such plan except to the extent such non-compliance would not reasonably be expected to result in a Material Adverse Effect. With respect to each Non-U.S. Pension Plan, none of Terex, its Affiliates or any of its directors, officers, employees or agents has engaged in a transaction which would subject Terex or any of its Subsidiaries, directly or indirectly, to a tax or civil penalty which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, with respect to each Non-U.S. Pension Plan, reserves have been established in the financial statements furnished to Lenders in respect of any unfunded liabilities in accordance with applicable law and prudent business practice or, where required, in accordance with ordinary accounting practices in the jurisdiction in which such Non-U.S. Pension Plan is maintained. The aggregate unfunded liabilities with respect to such Non-U.S. Pension Plans would not reasonably be expected to result in a Material Adverse Effect; the present value of the aggregate accumulated benefit liabilities of all such Non-U.S. Pension Plans (based on those assumptions used to fund each such Non-U.S. Pension Plan) did not, as of December 31, 2023, exceed the fair market value of the assets of all such Non-U.S. Pension Plans, by an amount that would reasonably be expected to result in a Material Adverse Effect. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened against Terex or any of its Affiliates with respect to any Non-U.S. Pension Plan which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. SECTION 3.17. Environmental Matters. Except as set forth in Schedule 3.17: (a) the real properties owned, leased or operated by each of Terex and its Subsidiaries (the “Properties”) do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, (ii) require Remedial Action under, or (iii) would reasonably be expected to give rise to liability under, Environmental Laws, which violations, Remedial Actions and liabilities, in the aggregate, would reasonably be expected to result in a Material Adverse Effect; (b) the Properties and all operations of each of Terex and its Subsidiaries are in compliance in all material respects, and in the last five years have been in compliance in all material respects, with all Environmental Laws, and all necessary Environmental Permits required of Terex or its Subsidiaries for such Properties and operations have been obtained and are in effect, except to the extent that such non-compliance or failure to obtain any necessary permits, in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; (c) there have been no Releases or threatened Releases at, from, under or on the Properties or otherwise in connection with the current or former operations of Terex or its

137 Subsidiaries, which Releases or threatened Releases, in the aggregate, would reasonably be expected to result in a Material Adverse Effect; (d) neither Terex nor any of its Subsidiaries has received any written notice of an Environmental Claim in connection with the Properties or the current or former operations of Terex or such Subsidiaries or with regard to any person whose liabilities for environmental matters Terex or such Subsidiaries has retained or assumed, in whole or in part, contractually, by operation of law or otherwise, which, in the aggregate, would reasonably be expected to result in a Material Adverse Effect, nor do Terex or its Subsidiaries have reason to believe that any such notice will be received or is being threatened; and (e) (i) Hazardous Materials have not been transported from the Properties, nor have Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Properties, in a manner that would reasonably be expected to give rise to any liabilities under any Environmental Law, and (ii) neither Terex nor any of its Subsidiaries has contractually or by operation of law retained or assumed any liability with respect to the generation, treatment, storage or disposal of Hazardous Materials, in each case of clauses (i) and (ii), which liabilities, in the aggregate, would reasonably be expected to result in a Material Adverse Effect. SECTION 3.18. Insurance. Each of Terex and its Restricted Subsidiaries has insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice. SECTION 3.19. Security Documents. (a) The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof and (i) when the Pledged Stock (other than Uncertificated Foreign Securities, Uncertificated Limited Liability Company Interests and Uncertificated Partnership Interests) and the Pledged Debt Securities (as each such term is defined in the Guarantee and Collateral Agreement) are delivered to the Collateral Agent together with the proper endorsements, the Lien created under Guarantee and Collateral Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Stock and Pledged Debt Securities to the extent that the laws of the United States or any state thereof govern the creation and perfection of any such security interest, in each case prior and superior in right to any other Lien or right of any other person other than as permitted hereunder or any other Loan Document or applicable Law, and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 3.19(a) and all applicable filing fees have been paid, the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Collateral (other than Intellectual Property, as defined in the Guarantee and Collateral Agreement) to the extent such security interest may be perfected by the filing of a UCC financing statement, in each case prior and superior in right to any other Lien or right of any other person, other than as permitted hereunder or any other Loan Document or applicable Law.

138 (b) With respect to the Intellectual Property (as defined in the Guarantee and Collateral Agreement) in which Terex, the Subsidiary Guarantors and the Collateral Agent have agreed that the Collateral Agent may record the Guarantee and Collateral Agreement (or a short- form security agreement in form and substance reasonably satisfactory to Terex and the Collateral Agent) with the United States Patent and Trademark Office or the United States Copyright Office (the “Perfection Intellectual Property”), as applicable, upon the recordation of the Guarantee and Collateral Agreement (or such short-form security agreement) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and the payment of all applicable fees, together with the financing statements in appropriate form filed in the offices specified on Schedule 3.19(a), the Lien created under the Guarantee and Collateral Agreement in the Perfection Intellectual Property shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Perfection Intellectual Property to the extent that a security interest may be perfected by filing in the United States Copyright Office or the United States Patent and Trademark Office, in each case prior and superior in right to any other person, other than with respect to the rights of persons as permitted hereunder or any other Loan Document or applicable Law. (c) The Mortgages, upon the execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, subject to the exceptions listed in each insurance policy covering such Mortgage, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when the Mortgages referred to in this Section 3.19(c) are recorded in the offices specified in Schedule 3.19(c) and all applicable fees have been paid, the Mortgages will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons as permitted hereunder or any other Loan Document or applicable Law. SECTION 3.20. Location of Material Owned Real Property. Schedule 3.20 lists completely and correctly as of the Amendment No. 2 Effective Date all Material Owned Real Property and the addresses thereof. Terex and the Subsidiary Guarantors own in fee all the real property set forth on Schedule 3.20. SECTION 3.21. Labor Matters. Except as set forth on Schedule 3.21, as of the Amendment No. 2 Effective Date, there are no strikes, lockouts or slowdowns against Terex or any of its Restricted Subsidiaries pending or, to the knowledge of any Borrower, threatened, except as would not reasonably be expected to result in a Material Adverse Effect. The hours worked by and payments made to employees of Terex and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or non-U.S. law dealing with such matters, which violations, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, all payments due from Terex or any of its Restricted Subsidiaries, or for which any claim may be made against Terex or any such Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Terex or such Restricted Subsidiary.

139 SECTION 3.22. Solvency. Immediately after giving effect to the Transactions to occur on the Amendment No. 2 Effective Date, including the making of each Loan to be made on the Amendment No. 2 Effective Date and the application of proceeds thereof, (a) the fair value of the assets of Terex and its Subsidiaries, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, in each case, on a consolidated basis; (b) the present fair saleable value of the property of Terex and its Subsidiaries, in each case on a consolidated basis, will be greater than the amount that will be required to pay the probable liability on their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each of Terex and its Subsidiaries, in each case on a consolidated basis, will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each of Terex and its Subsidiaries will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Amendment No. 2 Effective Date. SECTION 3.23. Sanctions, Anti-Terrorism and Anti-Bribery Laws. (a) (i) None of the Borrowers, any of their respective subsidiaries or any of their respective directors or officers nor, to the knowledge of the Borrowers, any agent, employee or Affiliate of any of the foregoing is (A) a Person on the list of “Specially Designated Nationals and Blocked Persons” or any other sanctions list maintained by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”) or the European Union, (B) the subject of any sanctions administered by OFAC, the U.S. State Department, the European Union, or His Majesty’s Treasury, the United Nations or other relevant sanctions authority, including sanctions that prohibit all or substantially all imports and exports between the United States of America and another country, region or territory (currently Crimea, Cuba, Iran, North Korea, Syria, the Zaporizhzhia and Kherson Regions of Ukraine and the so-called Donetsk and Luhansk People’s Republics) (collectively, “Sanctions”), (C) located in, or organized under the laws of, any country, region or territory that is the subject of any country-, region- or territory-wide Sanctions except to the extent such presence is permitted pursuant to applicable law, or (D) more than 50% owned by any Person that is the subject of Sanctions. (ii) The Borrowers will not directly or, to their knowledge, indirectly, use the proceeds of the Loans or any Contract Loans or otherwise make available such proceeds to any person, or request the issuance of any Letter of Credit, for the purpose of financing the activities of any person, in any country, region or territory, that is subject to any country-, region- or territory-wide Sanctions or for any other purpose or in any other manner that will result in a violation of Sanctions by any person (including any person participating in the Loans, whether as underwriter, advisor, investor or otherwise). (b) Each Loan Party and its subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, the International Emergency and Economic Powers Act and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, (ii) the USA PATRIOT Act and (iii) the applicable anti-terrorism laws, rules and regulations of jurisdictions where the Borrowers and their Affiliates conduct business from time to time (collectively, “Anti-Terrorism Laws”).

140 (c) No part of the proceeds of any Loan or any Letter of Credit will be used, directly or, to the knowledge of the Borrowers, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the U.S. Foreign Corrupt Practices Act of 1977 (“FCPA”) or the laws, rules and regulations of any jurisdiction applicable to the Borrowers and their Affiliates from time to time relating to bribery or corruption (collectively, “Anti-Bribery Laws”). (d) The representations and warranties set forth in this Section 3.23 made by any Borrower to any Lender domiciled in Germany (Inländer) within the meaning of Section 2, paragraph 15 of the German Foreign Trade Act (Außenwirtschaftsgesetz) are made only to the extent that any such Borrower would be permitted to make such representations and warranties pursuant to Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)). In relation to each Lender that notifies the Administrative Agent that it is a “Restricted Finance Party” (each a “Restricted Finance Party”), the representation and warranties set forth in this Section 3.23 (the “Sanctions Provisions”) only apply for the benefit of that Restricted Finance Party to the extent that the Sanctions Provision would not result in any violation of or conflict with or liability under Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)). (e) The representations and warranties set forth in this Section 3.23 are made only to the extent that such representations or warranties would not result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union) or Regulation (EC) No 2271/96 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (as amended, including without limitation, by the European Union (Withdrawal Agreement) Act 2020) or any implementing law or regulation in the United Kingdom. SECTION 3.24. Tax Residence. Each of the U.K. Borrowers represent and warrant to the Administrative Agent, the Collateral Agent, each of the Issuing Banks and each of the Lenders that it is resident for tax purposes solely in the United Kingdom. ARTICLE IV Conditions SECTION 4.01. [Reserved]. SECTION 4.02. All Credit Events. The obligation of each Lender to make any Extension of Credit (other than (i) its Extension of Credit on the Amendment No. 2 Effective Date and (ii) as otherwise provided herein in the case of Incremental Term Loan Commitments and Incremental Revolving Commitments) requested to be made by it hereunder (each, a “Credit Event”) is subject to the satisfaction of the following conditions on the date of each Credit Event: (a) The Administrative Agent shall have received a notice of such Credit Event as required by Section 2.03 (or such notice shall have been deemed given in accordance with

141 Section 2.03) or, in the case of the issuance, amendment, renewal or extension of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance, amendment, renewal or extension of such Letter of Credit as required by Section 2.23(b) or, in the case of the Borrowing of a U.S. Swingline Loan, the applicable U.S. Swingline Lender and the Administrative Agent shall have received a notice requesting such U.S. Swingline Loan as required by Section 2.22(b). (b) The representations and warranties set forth in Article III hereof shall be true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date. (c) At the time of and immediately after such Credit Event, no Event of Default or Default shall have occurred and be continuing. Each Credit Event shall be deemed to constitute the making of a representation and warranty by each Borrower on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.02; provided, however, that for the avoidance of doubt the conversion or continuation of an existing Borrowing pursuant to Section 2.10 does not constitute a Credit Event under this Section 4.02 and shall not result in a making of any representation and warranty by any Borrower on the date thereof as to the conditions contained in this Section 4.02. ARTICLE V Affirmative Covenants Each Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full (other than contingent indemnification and reimbursement obligations not then due and payable) and all Letters of Credit have been canceled or have expired or have been cash collateralized or backstopped in a manner satisfactory to the applicable Issuing Bank and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders shall otherwise consent in writing, each Borrower will, and will cause each of its Restricted Subsidiaries to: SECTION 5.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05, and except (other than with respect to any Borrower) to the extent that a failure to do so would not reasonably be expected to have a Material Adverse Effect.

142 (b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business unless failure to do so would not reasonably be expected to have a Material Adverse Effect; maintain and operate such business in substantially the manner in which it is presently conducted and operated or in an otherwise prudent manner unless failure to do so would not reasonably be expected to have a Material Adverse Effect; comply in all material respects with all applicable laws, rules, regulations (including any zoning, building, Environmental Law, ordinance, code or approval or any building permits or any restrictions of record or agreements affecting the Mortgaged Properties, ERISA, Sanctions, the FCPA, other Anti-Bribery Laws, the USA PATRIOT Act and other Anti-Terrorism Laws) and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted unless failure to comply would not reasonably be expected to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in working order and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be conducted at all times in a commercially reasonable manner unless failure to do so would not reasonably be expected to have a Material Adverse Effect, in each case, other than to the extent this provision would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union) or Regulation (EC) No 2271/96 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (as amended, including without limitation, by the European Union (Withdrawal Agreement) Act 2020) or any implementing law or regulation in the United Kingdom. The covenants set forth in this section agreed between any Borrower and any Lender domiciled in Germany (Inländer) within the meaning of Section 2, paragraph 15 of the German Foreign Trade Act (Außenwirtschaftsgesetz) are agreed only to the extent that any such Borrower would be permitted to comply with such covenants pursuant to Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)). In relation to each Lender that notifies the Administrative Agent that it is a Restricted Finance Party, the Sanctions Provisions only apply for the benefit of that Restricted Finance Party to the extent that the Sanctions Provision would not result in any violation of or conflict with or liability under Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)). SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance (including self insurance), to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and of same or similar size, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law, in each case unless failure to do so would not reasonably be expected to have a Material Adverse Effect. (b) Cause all such policies of Terex or any Material U.S. Restricted Subsidiary to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable

143 endorsement, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent. (c) If at any time the area in which the Premises (as defined in the Mortgages) are located is designated (i) a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time reasonably require, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require. (d) With respect to any Mortgaged Property, carry and maintain commercial general liability insurance including the “broad form CGL endorsement”, to the extent available in the relevant jurisdiction, and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than that in effect on the Amendment No. 2 Effective Date, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent. (e) [Reserved]. (f) In connection with the covenants set forth in this Section 5.02, it is understood and agreed that: (i) none of the Administrative Agent, the Lenders, the Issuing Banks, or their respective agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 5.02, it being understood that (A) each Borrower and the other Loan Parties shall look solely to their insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Banks or their agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then each Borrower hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Administrative Agent, the Collateral Agent, the Lenders, the Issuing Banks and their agents and employees; and (ii) the designation of any form, type or amount of insurance coverage by the Administrative Agent, the Collateral Agent or the Required Lenders under this Section 5.02 shall in no event be deemed a representation, warranty or advice by the Administrative Agent, the Collateral Agent or the Lenders that such insurance is adequate for the purposes of the business of any Borrower and its Subsidiaries or the protection of their properties and the Administrative Agent, the Collateral Agent and the Required Lenders shall have the right from time to time to require the Borrowers and the other Loan Parties to keep other insurance in such form and amount as the Administrative Agent, the Collateral Agent or the Required Lenders may reasonably request; provided that such insurance shall be obtainable on commercially reasonable terms.

144 SECTION 5.03. Obligations and Taxes. Unless failure to do so would not reasonably be expected to have a Material Adverse Effect, pay its Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all material Taxes imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, would reasonably be expected to give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such obligation or Taxes so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the applicable Borrower shall have set aside on its books reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation or Taxes and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property. SECTION 5.04. Financial Statements, Reports, etc. In the case of Terex, furnish to the Administrative Agent for distribution by the Administrative Agent to each Lender: (a) within 90 days after the end of each fiscal year, its consolidated balance sheets and related statements of income, comprehensive income, changes in stockholders’ equity and cash flows showing the financial condition of Terex and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing or otherwise reasonably acceptable to the Required Lenders and accompanied by an opinion of such accountants (which opinion shall not be subject to qualification as to scope or contain any “going concern” qualification or exception (excluding, for the avoidance of doubt, any “emphasis of matter” or similar paragraph or explanatory statement) other than with respect to (i) the maturity of any Indebtedness, (ii) any potential inability to satisfy any financial covenant on a future date or for a future period, (iii) any breach of any financial covenant, or (iv) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of Terex and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheets and related statements of income, changes in stockholders’ equity and cash flows showing the financial condition of Terex and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of Terex and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; (c) concurrently with any delivery of financial statements under sub-paragraph (a) or (b) above, (i) if there shall have been any Unrestricted Subsidiaries during the relevant period, comparable financial statements (which need not be audited or contain footnotes) for such period covering Terex and its Restricted Subsidiaries, and (ii) a certificate of a Financial Officer

145 substantially in the form of Exhibit D opining on or certifying such statements (A) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; (B) setting forth reasonably detailed calculations demonstrating compliance with Section 6.10, in a form reasonably satisfactory to the Administrative Agent; and (C) in the case of financial statements delivered under subparagraph (a), setting forth Terex’s calculation of Excess Cash Flow for the ECF Period then ended (such certificate set forth in this clause (c), a “Compliance Certificate”); (d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Terex or any Restricted Subsidiary with the SEC or any national securities exchange, or distributed to its shareholders, as the case may be; (e) within 90 days after the first day of each fiscal year of Terex, a copy of the budget for its consolidated balance sheet and related statements of income and cash flows for such fiscal year; and (f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Terex or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent may reasonably request. Notwithstanding the foregoing, documents required to be delivered pursuant to this Section 5.04 (or to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are posted on Terex’s internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or the Platform); provided that Terex shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents described in this paragraph and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents to the extent requested by the Administrative Agent. SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent, the Issuing Banks and each Lender, promptly after obtaining knowledge thereof, written notice of the following: (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto; (b) the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against any Borrower or any Affiliate thereof that would reasonably be expected to result in a Material Adverse Effect; and (c) any development with respect to Terex or any Subsidiary that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

146 SECTION 5.06. Employee Benefits. (a) Unless failure to do so would not reasonably be expected to have a Material Adverse Effect, comply in all material respects with the applicable provisions of ERISA and the Code and the laws applicable to any Non-U.S. Pension Plan and (b) furnish to the Administrative Agent (i) as soon as possible after, and in any event within 10 days after any Responsible Officer of any Borrower or any Affiliate knows that any ERISA Event has occurred that, alone or together with any other ERISA Event would reasonably be expected to result in liability of any Borrower in an aggregate amount exceeding $25,000,000 (or the Dollar Equivalent thereof in another currency), a statement of a Financial Officer of such Borrower setting forth details as to such ERISA Event and the action, if any, that such Borrower proposes to take with respect thereto. SECTION 5.07. Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings. (a) Keep proper books of record and account in which full, true and correct entries in conformity in all material respects with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of any Borrower or any Restricted Subsidiary at reasonable times and as often as reasonably requested (but in no event more than once annually unless an Event of Default shall have occurred and be continuing) and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of any Borrower or any Restricted Subsidiary with the officers thereof and independent accountants therefor (provided that the Borrowers shall have the right to be present during any discussions with any independent accountants). (b) In the case of Terex, use commercially reasonable efforts to cause the credit facilities provided for hereunder to be continuously publicly rated (but no specific rating) by S&P and Moody’s, and to maintain a public corporate rating (but no specific rating) from S&P and a public corporate family rating (but no specific rating) from Moody’s. SECTION 5.08. Use of Proceeds. Use the proceeds of the Loans and request the issuance of Letters of Credit only for the purposes described in Section 3.13, and ensure that no proceeds of the Loans or any Contract Loans will be advanced or otherwise made available, directly or indirectly, by Terex or any Subsidiary to any person conducting activities that would constitute a violation of Sanctions if conducted by a U.S. Person, in each case, other than to the extent this provision would result in a violation of Council Regulation (EC) No 2271/96, as amended (or any implementing law or regulation in any member state of the European Union) or Regulation (EC) No 2271/96 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (as amended, including without limitation, by the European Union (Withdrawal Agreement) Act 2020) or any implementing law or regulation in the United Kingdom. The covenants set forth in this section agreed between any Borrower and any Lender domiciled in Germany (Inländer) within the meaning of Section 2, paragraph 15 of the German Foreign Trade Act (Außenwirtschaftsgesetz) are agreed only to the extent that any such Borrower would be permitted to comply with such covenants pursuant to Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)). In relation to each Lender that notifies the Administrative Agent

147 that it is a Restricted Finance Party, the Sanctions Provisions only apply for the benefit of that Restricted Finance Party to the extent that the Sanctions Provision would not result in any violation of or conflict with or liability under Section 7 of the German Foreign Trade Ordinance (Verordnung zur Durchführung des Außenwirtschaftsgesetzes (Außenwirtschaftsverordnung)). SECTION 5.09. Compliance with Environmental Laws. Unless failure to do so would not reasonably be expected to have a Material Adverse Effect, comply, and use commercially reasonable efforts to cause all lessees and other persons occupying its Properties to comply, with all Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and Properties to the extent required to be obtained by Terex or its Subsidiaries pursuant to applicable Environmental Law; and conduct any Remedial Action required to be conducted by it in accordance with Environmental Laws; provided, however, that no Borrower nor any of the Restricted Subsidiaries shall be required to undertake any Remedial Action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. SECTION 5.10. Preparation of Environmental Reports. If an Event of Default caused by reason of a breach of Section 3.17 or 5.09 shall have occurred and be continuing, at the reasonable request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days after such request, at the expense of the applicable Borrower, an environmental site assessment report for any such Properties which are the subject of such default, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent and indicating the likely presence or absence of any Hazardous Materials and any Remedial Action or any other activity required to bring such Properties into compliance with Environmental Laws, in each case, in connection with such Event of Default at such Properties. SECTION 5.11. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, mortgages and deeds of trust) that may be required under Schedule 5.11 or under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents. On and after the Original Closing Date, Terex will cause each Material U.S. Restricted Subsidiary (whether now in existence or hereafter created or acquired) or any U.S. Subsidiary which is a Restricted Subsidiary and which becomes a Material U.S. Restricted Subsidiary (in each case, other than any Excluded Subsidiary) to become a Subsidiary Guarantor by executing the Guarantee and Collateral Agreement and each applicable Security Document in favor of the Collateral Agent. In addition, from time to time, Terex and the Subsidiary Guarantors will, at their cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of their assets and properties acquired after the Original Closing Date as would constitute Collateral under any Security Document (it being understood that it is the intent of the parties that the Obligations shall be secured by, among other things, substantially all the U.S. assets of Terex and the Subsidiary Guarantors (including Material Owned Real Property and other U.S. assets

148 acquired subsequent to the Original Closing Date and 100% of the non-voting Equity Interests (if any) and 65% of the voting Equity Interests in each Material First Tier Non-U.S. Subsidiary or Foreign Subsidiary Holdco, but excluding (i) any assets as to which the Administrative Agent shall determine in its reasonable discretion that the costs of obtaining a security interest in the same are excessive in relation to the benefit to the Lenders of the security intended to be afforded thereby, (ii) any assets of a type specifically excluded as Collateral under the Guarantee and Collateral Agreement, (iii) any voting Equity Interests in any Non-U.S. Subsidiary or Foreign Subsidiary Holdco, in each case in excess of 65% of the total combined voting power of such Non-U.S. Subsidiary or Foreign Subsidiary Holdco)), (iv) any asset for which the granting of a security interest therein would reasonably be expected to result in adverse tax consequences (that are not de minimis) as reasonably determined in good faith by Terex in consultation with the Administrative Agent and (v) any other asset of an Excluded Subsidiary or that constitutes an Excluded Asset. Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and Terex shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions, flood hazard determination forms, evidence of any insurance required by Section 5.02, if any (including flood or earthquake insurance, if applicable), surveys, title insurance policies (including any endorsements thereto) and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section. In furtherance of the foregoing, Terex will give prompt notice to the Administrative Agent of (A) the acquisition by it or any Subsidiary Guarantor of any Material Owned Real Property, (B) any U.S. Subsidiary becoming a Material U.S. Restricted Subsidiary (or of the circumstances described in the proviso to the definition of the term “Material U.S. Restricted Subsidiary”) and (C) any Non-U.S. Subsidiary becoming a Material First Tier Non-U.S. Subsidiary. (b) In the case of Terex and the Subsidiary Guarantors, notify the Collateral Agent in writing of any change within 30 days (or such longer period as the Collateral Agent shall agree) in respect of (i) its legal name, (ii) its jurisdiction of organization, (iii) its chief executive office or (iv) its Federal Taxpayer Identification Number. (c) Within the applicable time periods set forth on Schedule 5.11, execute and deliver such documents and take such actions as required thereby. SECTION 5.12. FCPA; OFAC; PATRIOT ACT. (a) Comply with all applicable Sanctions, Anti-Terrorism Laws and Anti-Bribery Laws in all material respects and (b) maintain policies, procedures, and internal controls reasonably designed to ensure compliance with all applicable Sanctions, Anti-Terrorism Laws and Anti-Bribery Laws (it being understood that any such covenant applicable to any Non-U.S. Subsidiary will be subject to applicable requirements of law and to the extent such Non-U.S. Subsidiary cannot comply with any such covenant, then such Non-U.S. Subsidiary shall instead comply with the comparable local laws applicable to it in its jurisdiction of organization). SECTION 5.13. People with Significant Control Regime. Within the relevant timeframe, comply with any notice it receives pursuant to Part 21A of the United Kingdom Companies Act 2006 from any company incorporated in the United Kingdom (and any equivalent or analogous notice received from any company incorporated outside the United

149 Kingdom) whose shares are subject to any security under the Security Documents and promptly provide the Collateral Agent with a copy of that notice. ARTICLE VI Negative Covenants Each Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document have been paid in full (other than contingent indemnification and reimbursement obligations not then due and payable) and all Letters of Credit have been cancelled or have expired or have been cash collateralized or backstopped in a manner satisfactory to the applicable Issuing Bank and all amounts drawn thereunder have been reimbursed in full, unless the Required Lenders (or, with respect to Section 6.10, the Required Revolving Lenders) shall otherwise consent in writing, such Borrower will not, and will not cause or permit any of the Restricted Subsidiaries to: SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except that Terex and any Restricted Subsidiary may incur, create, assume or permit to exist (collectively, “Permitted Debt”): (a) (i) the 2021 Senior Notes, (ii) the 2024 Senior Notes, and (iii) Indebtedness existing on the Amendment No. 2 Effective Date and set forth in Schedule 6.01; (b) Additional Subordinated Notes; (c) Indebtedness created under this Agreement and the other Loan Documents (including any Indebtedness incurred pursuant to Sections 2.27, 2.30 or 2.33); (d) Contract Loans permitted under Section 2.29; (e) Indebtedness pursuant to (i) Hedging Agreements and (ii) any Additional L/C Facility; provided, however, that (x) the Additional L/C Exposure shall not exceed $400,000,000 at any time and (y) the sum of the L/C Exposure and the Additional L/C Exposure shall not exceed $500,000,000 at any time; (f) Indebtedness of (i) Terex or any Restricted Subsidiary to any other Restricted Subsidiary, (ii) any Restricted Subsidiary to Terex, (iii) any Loan Party to another Loan Party or (iv) Terex to Finsub incurred to capitalize Finsub pursuant to any Receivables Program; provided, however, that any such Indebtedness of Terex or any Subsidiary Guarantor owed to any Subsidiary that is not a Subsidiary Guarantor shall be subordinated to the prior payment in full of the Obligations on terms substantially consistent with those contained in the Global Intercompany Note; (g) Indebtedness resulting from endorsement of negotiable instruments for collection in the ordinary course of business;

150 (h) Indebtedness arising under indemnity agreements to title insurers to cause such title insurers to issue to the Collateral Agent mortgagee title insurance policies; (i) Indebtedness arising with respect to customary indemnification, earn-out and similar contingent obligations, and purchase price adjustment obligations incurred in connection with Asset Sales and Permitted Acquisitions permitted hereunder; (j) Indebtedness incurred in the ordinary course of business with respect to surety and appeal bonds, performance, insurance and return-of-money bonds, commercial guarantees (tender, advance payment, performance and warranty period guarantees), completion guarantees and other similar obligations; (k) Indebtedness consisting of (i) Acquired Indebtedness or (ii) Purchase Money Indebtedness or Capital Lease Obligations incurred in the ordinary course of business after the Amendment No. 2 Effective Date; provided that, at the time of the incurrence of any such Indebtedness and immediately after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) the aggregate outstanding principal amount of all Indebtedness incurred, created or assumed pursuant to this Section 6.01(k) does not exceed the sum of (x) the greater of $280,000,000 and 30% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period and (y) Indebtedness in an amount equal to the Ratio-Based Amount; (l) (i) Indebtedness in respect of Retained Recourse Equipment Loans so long as the Retained Recourse Amount does not exceed $1,000,000,000 at any time and (ii) Floor Plan Guarantees; (m) Indebtedness incurred to extend, renew or refinance Indebtedness described in paragraph (a), (c), (k), (l), (m), (o), (p), (s) (limited to such Indebtedness incurred by Non- Guarantor Subsidiaries pursuant to the proviso therein), (t) or (u) (limited to such Indebtedness incurred pursuant clauses (i), (iii) and (iv) thereto) of this Section 6.01 (“Refinancing Indebtedness”) so long as (i) such Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being extended, renewed or refinanced, plus the amount of any interest, premiums or defeasance costs required to be paid thereon plus fees and expenses (including OID and underwriting discounts) associated therewith, (ii) other than the Permitted Maturity Exceptions, such Refinancing Indebtedness has a later or equal final maturity and a longer or equal weighted average life than the earlier of (x) the Indebtedness being extended, renewed or refinanced and (y) the Latest Maturity Date, (iii) if the Indebtedness being extended, renewed or refinanced is subordinated to the Obligations, the Refinancing Indebtedness is subordinated to the Obligations to the extent of the Indebtedness being extended, renewed or refinanced and (iv) the covenants, events of default and other non-pricing provisions of the Refinancing Indebtedness shall be no less favorable to the Lenders than those contained in the Indebtedness being extended, renewed or refinanced (or, at the option of Terex, either no less favorable to the Lenders than those contained in the Loan Documents or on customary market terms for Indebtedness of such type); provided that: (A) in the case of Refinancing Indebtedness with respect to Indebtedness described in paragraph (k) (except to the extent incurred under clause (y) thereof),

151 (l), (m), (o), (p), (s), (t) or (u) (except to the extent incurred under clauses (i) or (iii) thereto), the amount available to be incurred under any such clause shall be reduced by the outstanding principal amount of Refinancing Indebtedness incurred under this clause (m) in respect of Indebtedness originally incurred under such clause; (B) in the case of Refinancing Indebtedness with respect to Indebtedness described in paragraph (c), the terms of such Refinancing Indebtedness shall be reasonably satisfactory to the Administrative Agent (it being agreed that any terms applicable to such Refinancing Indebtedness that are (1) applicable only after the then-existing Latest Maturity Date for Term Loans or Revolving Credit Commitments, as applicable, (2) more favorable, taken as a whole, to the lenders of such Refinancing Indebtedness than those applicable to any then-existing Class of Term Loans or Revolving Credit Commitments, as applicable, and are then conformed (or added) to the Loan Documents for the benefit of the Lenders under each such then-existing Class of Term Loans or Revolving Credit Commitments, as applicable and/or (3) other than in the case of any Refinancing Indebtedness that is revolving in nature, consistent with market terms and conditions (when taken as a whole) at the time of incurrence (as reasonably determined by Terex), shall be deemed satisfactory to the Administrative Agent); and (C) in the case of Refinancing Indebtedness with respect to Indebtedness described in paragraph (c), (A) any such Indebtedness that is secured on a pari passu or junior basis to the Liens securing the Facilities shall be subject to an Intercreditor Agreement, (B) any such Indebtedness shall be subject to the Collateral and Guarantee Limitation, subject to the Same Collateral Exceptions and the Same Guaranty Exception and (C) such Refinancing Indebtedness is incurred under (and pursuant to) documentation other than this Agreement; (n) Indebtedness classified as Capital Lease Obligations incurred in connection with the purchase of inventory to be sold in the ordinary course of business; (o) Indebtedness of Non-U.S. Subsidiaries in an outstanding amount not to exceed the greater of $695,000,000 and 75% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period; (p) Indebtedness in an aggregate outstanding principal amount that does not exceed the greater of $695,000,000 and 75% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period; provided that at the time of the incurrence of any such Indebtedness and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom; (q) Guarantees of Indebtedness of Terex or any Restricted Subsidiary, which Indebtedness is otherwise permitted under this Section 6.01; provided that (x) if such Indebtedness is subordinated to the Obligations, such Guarantee shall be subordinated to the same extent and (y) no Guarantee by Terex or any Subsidiary Guarantor of Indebtedness of any Restricted Subsidiary that is not a Subsidiary Guarantor shall be permitted under this clause (q) other than Guarantees constituting Investments permitted under Section 6.04 (other than 6.04(k));

152 (r) Indebtedness of Terex or any Restricted Subsidiary in respect of netting, overdraft protection and other arrangements incurred in connection with ordinary course cash pooling arrangements; (s) Indebtedness in an amount equal to the Ratio-Based Amount (“Ratio Debt”); provided that, (i) at the time of the incurrence of any such Indebtedness and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) any such Ratio Debt in the form of dollar-denominated, broadly syndicated floating rate “term loan B” loans secured on a pari passu basis with the U.S. Term Loans (without regard to remedies) incurred on or prior to the date that is twelve months after the Amendment No. 2 Effective Date shall be subject to the MFN Adjustment, mutatis mutandis, (iii) any such Ratio Debt shall be subject to the Maturity Limitation and the Weighted Average Life Limitation, mutatis mutandis and (iv) any such Indebtedness that is secured on a pari passu or junior basis to the Liens securing the Facilities shall be subject to an Intercreditor Agreement; provided further that, the aggregate outstanding amount of Ratio Debt that may be incurred pursuant to this Section 6.01(s) by Restricted Subsidiaries that are not Subsidiary Guarantors shall not exceed the greater of $465,000,000 and 50% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period (less amounts incurred and outstanding under Section 6.01(m) in respect of Ratio Debt originally incurred under this Section 6.01(s) by Restricted Subsidiaries which are Non-Guarantor Subsidiaries); (t) Indebtedness in an outstanding amount equal to the sum of the amounts available under (i) the Available Amount (it being understood that the outstanding principal amount of any Indebtedness incurred under this clause (i) shall reduce availability under the Available Amount) and (ii) the amount available for Restricted Payments under Section 6.06(a)(2), in the case of this clause (ii), not to exceed $300,000,000 at any time (it being understood that the outstanding principal amount of any Indebtedness incurred under this clause (ii) shall reduce availability under Section 6.02(a)(2)); (u) Indebtedness incurred by Terex or any Subsidiary Guarantor in an amount not to exceed the sum of (i) the Extension-Based Amount plus (ii) the Ratio-Based Amount plus (iii) the Prepayment-Based Amount plus (iv) the Fixed Amount; provided, that: (1) any such Indebtedness shall be subject to the Collateral and Guarantee Limitation, subject to the Same Collateral Exceptions and the Same Guaranty Exception; (2) any such Indebtedness shall be subject to the Maturity Limitation and the Weighted Average Life Limitation, mutatis mutandis; (3) any such Indebtedness in the form of dollar-denominated, broadly syndicated floating rate “term loan B” loans secured on a pari passu basis with the U.S. Term Loans incurred on or prior to the date that is twelve months after the Amendment No. 2 Effective Date shall be subject to the MFN Adjustment, mutatis mutandis;

153 (4) any such Indebtedness that is secured on a pari passu or junior basis to the Liens securing the Facilities shall be subject to an Intercreditor Agreement; and (5) unless the applicable Borrower elects otherwise, any Indebtedness incurred pursuant to this clause (u) shall be deemed incurred first under clause (ii) above, with the balance incurred next under clause (iii) above and then under clause (i) above and then under clause (iv) above, and, for the avoidance of doubt such Indebtedness may be later reclassified among such clauses pursuant to the reclassification provisions set forth in Section 2.27; (v) Indebtedness arising from (i) Bank Products and (ii) the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; provided that in the case of this clause (ii) such Indebtedness is extinguished within ten Business Days of its incurrence; (w) obligations arising under any Supply Chain Financing; and (x) Swap Obligations incurred not for speculative purposes. For purposes of determining compliance with this Section 6.01, in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Permitted Debt or is entitled to be incurred as Ratio Debt, Terex shall, in its sole discretion, at the time of incurrence, divide and/or classify, or at any later time redivide and/or reclassify, such item of Indebtedness (or any portion thereof) in one or more of the categories (including in part in one category and in part in another category set forth in this Section 6.01 (including Ratio Debt or pursuant to Section 6.01(u))). Other than with respect to Section 6.01(c), if at any time that Terex would be entitled to have incurred any then-outstanding item of Indebtedness as Ratio Debt or pursuant to Section 6.01(u)(ii), such item of Indebtedness shall be automatically reclassified into an item of Indebtedness incurred as Ratio Debt or pursuant to Section 6.01(u)(ii). For the avoidance of doubt, Indebtedness incurred under Section 6.01(c) shall be deemed to have been incurred solely pursuant to such respective clause (even if such Indebtedness has been refinanced pursuant to Section 6.01(m)) and shall not be permitted to be reclassified and shall be deemed to have been incurred solely pursuant to such specific subclause and shall not be permitted to be reclassified as Indebtedness incurred under the other subclause thereof. Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness, provided that the incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this Section 6.01. In no event shall the accrual of interest, the accretion of accreted value or the payment of interest in the form of additional Indebtedness be deemed to be outstanding Indebtedness for purposes of this Section 6.01. For purposes of determining compliance with any U.S. dollar-denominated restriction on the incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency will be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or

154 first committed or incurred (whichever yields the lowest U.S. dollar-equivalent), in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased. The principal amount of any Indebtedness incurred to extend, replace, refund, refinance, renew or defease other Indebtedness, if incurred in a different currency from the Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance. SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Restricted Subsidiary) now owned or hereafter acquired by it, except: (a) Liens on property or assets of any Borrower and its Restricted Subsidiaries existing on the Amendment No. 2 Effective Date and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the Amendment No. 2 Effective Date; (b) any Lien created under the Loan Documents (including any Liens incurred pursuant to Sections 2.27, 2.30 or 2.33 and such Liens securing Hedging Agreements, Bank Products and Cash Management Services under the Loan Documents); (c) any Lien existing on any property or asset prior to the acquisition thereof by any Borrower or any Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien does not apply to any other property or assets of any Borrower or any Restricted Subsidiary and (iii) such Lien does not (A) materially interfere with the use, occupancy and operation of any Mortgaged Property, (B) materially reduce the fair market value of such Mortgaged Property but for such Lien or (C) result in any material increase in the cost of operating, occupying or owning or leasing such Mortgaged Property; (d) Liens for taxes not yet due or which are being contested in compliance with Section 5.03; (e) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

155 (f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations; (g) (i) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business and (ii) Liens on the receivables of any Non-U.S. Subsidiary to secure Indebtedness of such Non-U.S. Subsidiary in respect of performance bonds and similar obligations in an aggregate principal amount not to exceed the foreign currency equivalent of $200,000,000 at any one time outstanding; (h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar encumbrances or encroachments incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of any Borrower or any of its Restricted Subsidiaries; (i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by any Borrower or any Restricted Subsidiary or in respect of Capital Lease Obligations; provided that (i) such security interests secure Indebtedness permitted by Section 6.01(k), (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 150 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed 100% of the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of any Borrower or any Restricted Subsidiary; (j) Liens arising from the rendering of a final judgment or order that does not give rise to an Event of Default; (k) Liens securing Acquired Indebtedness; provided that (i) such Indebtedness was secured by such Liens at the time of the relevant Permitted Acquisition and such Liens were not incurred in contemplation thereof and (ii) such Liens do not extend to (x) any property of Terex or the Restricted Subsidiaries (other than the Acquired Person) or (y) to any property of the Acquired Person other than the property securing such Liens on the date of the relevant Permitted Acquisition; (l) Liens securing Refinancing Indebtedness, to the extent that the Indebtedness being refinanced was originally secured in accordance with this Section 6.02; provided that such Lien does not apply to any additional property or assets of Terex or any Restricted Subsidiary; (m) Liens in favor of any Loan Party;

156 (n) Liens on Program Receivables purported to be sold by Terex or any Restricted Subsidiary in connection with any Receivables Program or other Limited Recourse Receivables Financing; (o) Liens on property and assets of the Non-U.S. Subsidiaries that are not Loan Parties; (p) Liens provided for by one of the following transactions if the transaction does not, in substance, secure payment or performance of an obligation: (i) a transfer of an account or chattel paper, (ii) a commercial consignment or (iii) a PPS lease (each as defined in the PPSA); (q) (i) Liens on deposits, bank accounts and/or receivables forming part of an arrangement permitted pursuant to Section 6.01(r), to the extent securing claims arising in the context of such arrangement and (ii) Liens on advances of cash or Cash Equivalents in favor of the seller of any property to be acquired in a Permitted Investment to be applied against the purchase price for such Investment; (r) Liens arising under conditional sale or other title retention arrangement or arrangements having similar effect in respect of goods supplied to any Borrower or any of its Restricted Subsidiaries in the ordinary course of trading and on the supplier’s standard or usual terms and not arising as a result of any default or omission by any Borrower or any of its Restricted Subsidiaries; (s) other Liens securing the payment of obligations, the aggregate outstanding amount of which does not exceed the greater of $925,000,000 and 100% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period (which Liens may, at the election of Terex and subject to an Intercreditor Agreement, be secured on a pari passu or junior lien basis with the Liens that secure the Facilities); and (t) Liens securing Indebtedness permitted to be incurred under Section 6.01(t); (u) Liens securing Indebtedness permitted to be incurred pursuant to Sections 6.01(s) or 6.01(u) to the extent such Lien is contemplated thereunder; (v) Liens on the fee interest of any property leased by Terex or any Restricted Subsidiary and the terms of any permitted leases or subleases to third parties; (w) [reserved]; (x) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by Terex and its Subsidiaries in the ordinary course of business; (y) Liens on the Equity Interests and Indebtedness of Unrestricted Subsidiaries and joint ventures that are not Restricted Subsidiaries; (z) grants of licenses and sublicenses of intellectual property in the ordinary course of business;

157 (aa) customary restrictions on dispositions of assets contained in merger agreements, stock or asset purchase agreements or similar agreements; (bb) customary options, put and call arrangements, rights of first refusal and similar rights relating to Investments in joint ventures, partnerships and similar investment vehicles; (cc) customary Liens on deposits required in connection with the purchase of property, equipment and inventory, in each case incurred in the ordinary course of business; (dd) Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge, repayment or redemption of Indebtedness; provided that such defeasance, discharge, repayment or redemption is permitted hereunder; (ee) Liens on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets arising in the ordinary course of business and securing obligations that are not due and payable or are being contested in compliance with Section 5.03; and (ff) Liens given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of Terex or a Restricted Subsidiary in the ordinary course of business; provided that such Liens do not materially interfere with the operations of Terex and its Restricted Subsidiaries, taken as a whole. Terex may divide, classify (or later reclassify) any Lien (or any portion thereof) in one or more of the above categories (including in part in one category and in part another category) as set forth in this Section; provided that Liens incurred under Section 6.02(b) shall be deemed to have been incurred solely pursuant to such clause and shall not be permitted to be reclassified and shall be deemed to have been incurred solely pursuant to such specific subclause and shall not be permitted to be reclassified as Liens incurred under the other subclause thereof. SECTION 6.03. Sale and Leaseback Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred (a “Sale and Leaseback”); provided that any Borrower or any Restricted Subsidiary may enter into any such transaction to the extent that (a) any lease obligations and Liens associated with such Sale and Leaseback would not be prohibited under this Agreement or (b) the aggregate amount of Attributable Debt outstanding in respect of all Sale and Leaseback transactions does not exceed 2.0% of consolidated tangible assets as of the date of the incurrence of such Sale and Leaseback transaction. SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans (including guarantees), capital contributions or advances to, any other person (each, an “Investment”), except:

158 (a) Investments by Terex and its Restricted Subsidiaries (i) existing on the Amendment No. 2 Effective Date in the Equity Interests of the Subsidiaries, (ii) existing on the Amendment No. 2 Effective Date and set forth in Schedule 6.04 and (iii) made after the Amendment No. 2 Date in the Subsidiary Guarantors; (b) Investments in Cash Equivalents; (c) Investments in JV Finco not exceeding $200,000,000 at any time outstanding; (d) Terex or any Restricted Subsidiary may make any Permitted Acquisition; provided that Terex or, if such Restricted Subsidiary is a Subsidiary Guarantor, such Subsidiary Guarantor complies, and causes any acquired entity to comply, with the applicable provisions of Section 5.11 and the Security Documents with respect to the person or assets so acquired; (e) the Borrowers and their respective Restricted Subsidiaries may make loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business; (f) Consolidated Capital Expenditures; (g) cash collateral provided to the Collateral Agent pursuant to the Loan Documents; (h) promissory notes or other Investments received as consideration, or retained, in connection with sales or other dispositions of assets, including any Asset Sale permitted pursuant to Section 6.05; (i) [reserved]; (j) accounts receivable arising in the ordinary course of business from the sale of inventory; (k) Guarantees constituting Indebtedness permitted by Section 6.01; (l) Investments in joint ventures in Related Businesses and Investments in Unrestricted Subsidiaries (including JV Finco); provided that at the time of such Investments and immediately after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) either (x) the Total Net Leverage Ratio shall be less than or equal to 3.75 to 1.00 or (y) if the Total Net Leverage Ratio is greater than 3.75 to 1.00 at the time such Investment is made, such Investment at such time (together with the aggregate outstanding amount of all other Investments made pursuant to this Section 6.04(l)(y)) does not exceed the greater of $465,000,000 and 50% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period; (m) intercompany loans and advances constituting Indebtedness permitted by Section 6.01(f);

159 (n) provided that at the time of such Investments and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom, Investments made by Terex or any Restricted Subsidiary to the extent the consideration paid by Terex or such Restricted Subsidiary for such Investment consists of Equity Interests of Terex; provided, however, that such Equity Interests will not increase the amount available under clause (c) of the “Available Amount”; (o) other Investments in an aggregate outstanding amount not exceeding the greater of $925,000,000 and 100% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period; (p) Investments in Finsub arising as a result of (i) the sale or contribution of Program Receivables to Finsub or (ii) the initial capitalization of Finsub; (q) Hedging Agreements to the extent permitted by Section 6.01(e); (r) Investments by Terex or any Restricted Subsidiary consisting of purchase money loans or lease or other financing (and related activities) to customers of Terex, any Restricted Subsidiary or any entity in which Terex or a Restricted Subsidiary owns directly or indirectly an Equity Interest (a “Joint Venture”) to finance the acquisition or lease by such customers of (i) equipment manufactured or sold by Terex, any Restricted Subsidiary or a Joint Venture, in each case in the ordinary course of business, and (ii) equipment purchased by Terex or any Restricted Subsidiary from other manufacturers or other persons in connection with a transaction in which Terex or any Restricted Subsidiary finances the acquisition or lease of such equipment by the customers of Terex, any Restricted Subsidiary or a Joint Venture (collectively, “Equipment Loans”); provided that, at the time of any such Investment and immediately after giving effect thereto, (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) either (x) the Total Net Leverage Ratio shall be less than or equal to 3.75 to 1.00 at the time such Investment is made or (y) if the Total Net Leverage Ratio is greater than 3.75 to 1.00 at the time such Investment is made, such Investment (including as principal the aggregate amount of lease payments remaining in all such leases that are not in the nature of finance charges) at such time (together with the aggregate outstanding amount of all other Investments made pursuant to this Section 6.04(r)(y)) does not exceed $2,000,000,000; (s) Investments to fund supplemental executive retirement plan obligations in an aggregate amount not to exceed $200,000,000 during the term of this Agreement; (t) Investments in Terex or any Restricted Subsidiary; provided that the aggregate outstanding amount of Investments by Terex or any Subsidiary Guarantor in any Restricted Subsidiary that is not a Subsidiary Guarantor shall not exceed $250,000,000 at any time; (u) other Investments; provided before and after giving effect to such Investment, on a pro forma basis as of the last day of the most recently completed Test Period, the Total Net Leverage Ratio does not exceed the greater of (i) 3.75 to 1.00 and (ii) the Total Net Leverage Ratio immediately prior to such Investment; and

160 (v) Investments in an aggregate amount not to exceed, as of any applicable date of determination, the amount available under the Available Amount measured immediately prior to the making of such Investment; provided that, to the extent Terex attributes such amount to the Available Amount Builder, at the time of such Investments and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing or would result therefrom; each of the foregoing clauses (a) though (v) of this Section 6.04, a “Permitted Investment”. Terex may divide, classify (or later reclassify) any Permitted Investment (or any portion thereof) in one or more of the above categories (including in part in one category and in part another category) as set forth in this Section. SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of Terex and the Restricted Subsidiaries, taken as a whole (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that: (i) any Borrower and any Restricted Subsidiary may purchase and sell inventory in the ordinary course of business; (ii) (A) any Restricted Subsidiary may sell Program Receivables to Terex and (B) Terex and any Restricted Subsidiary may sell Program Receivables to Finsub pursuant to the Receivables Program or to any other Person pursuant to a Limited Recourse Receivables Financing; (iii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing: (A) any wholly owned Subsidiary (other than Finsub) may merge into Terex in a transaction in which Terex is the surviving corporation; (B) any Restricted Subsidiary may merge into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and no person other than Terex or a Restricted Subsidiary receives any consideration; provided that (x) if any Borrower is a party to such merger or consolidation, such Borrower shall be the surviving corporation and such Borrower’s jurisdiction of organization shall remain the same as immediately prior to such merger or consolidation, and (y) if either of the Restricted Subsidiaries party to such merger or consolidation is a Subsidiary Guarantor, then the surviving entity shall be or become a Subsidiary Guarantor; (C) in connection with any Permitted Acquisition pursuant to Section 6.04(d), Terex or any Restricted Subsidiary may acquire or merge into or consolidate with any entity acquired pursuant to such Permitted Acquisition in a transaction in which the surviving entity is Terex or a Restricted Subsidiary;

161 provided that, (x) if any Borrower is a party to such merger or consolidation, such Borrower shall be the surviving corporation and such Borrower’s jurisdiction of organization shall remain the same as immediately prior to such merger or consolidation, and (y) if any Restricted Subsidiary that is a Subsidiary Guarantor merges into or consolidates with any entity acquired pursuant to such Permitted Acquisition, then the surviving entity shall be or become a Subsidiary Guarantor; (D) Terex or any Subsidiary may transfer Equity Interests of, or assets of, a U.S. Restricted Subsidiary to Terex or any U.S. Restricted Subsidiary where no person other than Terex or a Restricted Subsidiary receives any consideration; provided that, if (x) such Equity Interests or such assets being transferred are Equity Interests of, or assets of, a Subsidiary Guarantor, then the recipient thereof shall be or become a Subsidiary Guarantor, and (y) if the transferor of such Equity Interests or such assets is a Subsidiary Guarantor, then the recipient thereof shall be or become a Subsidiary Guarantor; (E) Terex or any Subsidiary may transfer Equity Interests of a Non-U.S. Subsidiary (other than a Material First Tier Non-U.S. Subsidiary) to any other Non- U.S. Subsidiary where no person other than Terex or a wholly owned Restricted Subsidiary receives any consideration; (F) any Subsidiary (other than a Subsidiary Guarantor or a Borrower) may liquidate or dissolve if Terex determines in good faith that such liquidation or dissolution is in the best interests of Terex and the Subsidiaries and is not materially disadvantageous to the Lenders; (G) Terex or any Subsidiary may transfer Equity Interests of, or assets of, a Material First Tier Non-U.S. Subsidiary to any other Material First Tier Non- U.S. Subsidiary where no person other than Terex or a wholly owned Subsidiary receives any consideration; provided that in the case of a transfer of Equity Interests, such transfer is subject to the pledge of 65% of the voting Equity Interests and 100% of the non-voting Equity Interests thereof to the Collateral Agent; (H) any Restricted Subsidiary may merge, liquidate, amalgamate or consolidate with any other Person in order to effect an Investment permitted hereunder; provided that (i) the continuing or surviving Person shall, to the extent subject to the terms hereof, have complied with the requirements of Section 5.11, (ii) to the extent constituting an Investment, such Investment must be a Permitted Investment, (iii) to the extent constituting an Asset Sale, such Asset Sale must be permitted hereunder and (iv) to the extent such Restricted Subsidiary is a Subsidiary Borrower, it shall cease to be a Subsidiary Borrower in accordance with Section 9.22; and (I) subject to Section 6.05(a)(iii)(A), any Restricted Subsidiary may merge, dissolve, liquidate, amalgamate, consolidate with or into another Person in order to effect an Asset Sale permitted pursuant to Section 6.05(b); provided that if

162 such Restricted Subsidiary is a Subsidiary Borrower, it shall cease to be a Subsidiary Borrower in accordance with Section 9.22; provided, however, that any merger, consolidation or transfer of assets by or between Terex or a Restricted Subsidiary, on the one hand, and an Unrestricted Subsidiary, on the other hand, shall be subject to the limitation set forth in Section 6.04(l). (b) Engage in any Asset Sale not otherwise prohibited by Section 6.05(a) unless all of the following conditions are met: (i) the consideration received is at least equal to the fair market value of such assets; (ii) at least 75% of the consideration received is cash, Cash Equivalents or Designated Non-Cash Consideration; (iii) the Net Cash Proceeds of such Asset Sale are applied as required by Section 2.13(b); and (iv) no Default or Event of Default shall result from such Asset Sale; provided that no Asset Sale made in reliance on this clause (b) may effect a sale of all or substantially all of the assets of Terex and its Restricted Subsidiaries, taken as a whole. SECTION 6.06. Dividends and Distributions; Restrictions on Ability of Restricted Subsidiaries to Pay Dividends. (a) Declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any of its Equity Interests or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any Restricted Subsidiary to purchase or acquire) any of its Equity Interests or set aside any amount for any such purpose (any such dividend, distribution, redemption, purchase, retirement or other acquisition of Equity Interests, a “Restricted Payment”); provided, however, that (i) any Restricted Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, (ii) Terex may at any time pay dividends with respect to Equity Interests solely in additional shares of its Equity Interests and (iii) Terex may pay dividends on, and redeem and repurchase its Equity Interests, provided that, in the case of this clause (iii), at the time of such dividend, redemption or repurchase and immediately after giving effect thereto, (A) no Default or Event of Default has occurred and is continuing or would arise as a result thereof, and (B) the Total Net Leverage Ratio shall be less than or equal to 3.50 to 1.00. Notwithstanding the foregoing, Terex may: (1) repurchase Equity Interests in accordance with Section 6.04(i) or with the net proceeds of a substantially concurrent issuance of Qualified Equity Interests; (2) pay dividends on, and repurchase, Equity Interests for any other reason in an aggregate amount, together with all outstanding Indebtedness incurred pursuant to Section 6.01(t), not to exceed $300,000,000 during any year; (3) pay dividends within 60 days after the date of declaration if at such date of declaration such dividend would have complied with this provision; (4) repurchase shares of, or options to purchase shares of, Equity Interests of Terex or any of its Subsidiaries from employees, former employees, directors or former directors of Terex or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors), pursuant to the terms of the

163 agreements (including employment agreements) or plans (or amendments thereto) approved by the Board of Directors under which such individuals purchase or sell or are granted the option to purchase or sell, shares of such Equity Interests; provided, however, that the aggregate amount of any repurchases pursuant to this clause (4) shall not exceed $50,000,000 per year (with unused amounts in any calendar year being carried over to the next one succeeding calendar year); (5) [reserved]; (6) repurchase Equity Interests deemed to occur upon netting for tax purposes or upon exercise of stock options, restricted stock or warrants if such Equity Interests represents a portion of the exercise price of such options, stock or warrants; (7) make cash payments, or dividends, distributions or advances by Terex or any Restricted Subsidiary to allow any such entity to make payments in cash, in lieu of the issuance of fractional shares upon the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of Terex or any Restricted Subsidiary; (8) [reserved]; (9) redeem, repurchase, acquire or retire Equity Interests in any Restricted Subsidiary (applied ratably to its equity holders); (10) purchase shares of, or options to purchase shares of, Equity Interests of Terex in the open market to satisfy Terex’s obligations under any of its 401(k) plans, employee stock purchase plans or deferred compensation plans; (11) make Restricted Payments in an aggregate amount not to exceed, as of any applicable date of determination, the amount available under the Available Amount measured immediately prior to the making of such Restricted Payment; provided that, to the extent Terex attributes such amount to the Available Amount Builder, no Default or Event of Default has occurred and is continuing or would result therefrom; and (12) make Restricted Payments consisting of (A) the purchase by Terex of shares of its common stock (for not more than fair market value) in connection with the delivery of such stock to grantees under any stock option plan (upon the exercise by such grantees of their stock options) or any other deferred compensation plan, any retirement plan, stock purchase plan or other employee benefit plan of Terex approved by its board of directors and (B) the repurchase of shares of, or options to purchase shares of, common stock of Terex or any of its Subsidiaries from employees, former employees, directors or former directors of Terex or any of its Subsidiaries (or permitted transferees of such employees, former employees, directors or former directors) pursuant to the terms of the agreements (including employment agreements) or plans (or amendments thereto) approved by its board of directors under which such individuals purchase or sell or are granted the option to purchase or sell, such common stock; provided that (a) no Default or Event of Default shall have occurred and be continuing at the time of such Restricted

164 Payment, and (b) at the time such Restricted Payment is made, either (x) the Total Net Leverage Ratio shall be less than or equal to 3.75 to 1.00, or (y) if the Total Net Leverage Ratio is greater than 3.75 to 1.00 at such time, such Restricted Payment at such time (together with the aggregate amount of all other Restricted Payments made pursuant to this clause (12)(b)(y)) does not exceed $50,000,000. Terex may divide, classify (or later reclassify) any Restricted Payment (or any portion thereof) in one or more of the above categories described in this Section 6.06(a) (including in part in one category and in part another category) as set forth in this Section 6.06(a). (b) Permit its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Restricted Subsidiary to (i) pay any dividends or make any other distributions on its Equity Interests or any other interest or (ii) make or repay any loans or advances to Terex or the parent of such Restricted Subsidiary, other than any encumbrance or restriction existing under or by reason of: (1) applicable law or any applicable rule, regulation or order; (2) any Loan Document or any other agreement or instrument as in effect on the Amendment No. 2 Effective Date, and any amendments, restatements, renewals, replacements or refinancings thereof; provided, however, that such amendments, restatements, renewals, replacements or refinancings are no more materially restrictive with respect to such dividend and other payment restrictions than those contained in such agreement immediately prior to any such amendment, restatement, renewal, replacement or refinancing; (3) any instrument governing Indebtedness or Equity Interests of an Acquired Person acquired by Terex or any of its Restricted Subsidiaries as in effect at the time of the acquisition of such Acquired Person (except to the extent such Indebtedness was incurred or Equity Interests issued in connection with or in contemplation of such acquisition); provided, however, that such encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Acquired Person; (4) by reason of customary non-assignment provisions in leases or other agreements entered into the ordinary course of business and consistent with past practices; (5) Capital Lease Obligations and Purchase Money Indebtedness that only impose restrictions on the property subject to such Capital Lease Obligations or Purchase Money Indebtedness; (6) an agreement for the sale or disposition of the Equity Interests or assets of any Restricted Subsidiary; provided, however, that such restriction is only applicable to such Restricted Subsidiary or assets, as applicable, and such sale or disposition otherwise is permitted under Section 6.05(b);

165 (7) customary provisions in joint venture agreements, sale-leaseback agreements, partnership agreements, limited liability company operating agreements and other similar agreements; (8) any encumbrance or restriction applicable to Finsub effected in connection with a Receivables Program; provided, however, that such restrictions apply only to Finsub; (9) any Restricted Payment not prohibited by Section 6.06(a) and any Permitted Investment; (10) Indebtedness secured by a Lien otherwise permitted to be incurred pursuant to Section 6.01 and Section 6.02 that limit the right of the debtor to dispose of the assets securing such Indebtedness; (11) any agreement or instrument relating to any Indebtedness permitted to be incurred subsequent to the Amendment No. 2 Effective Date by Section 6.01 (A) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to Terex and its Restricted Subsidiaries than the encumbrances and restrictions contained in this Agreement in effect as of the Amendment No. 2 Effective Date (as determined in good faith by Terex) or (B) Terex reasonably determines that such encumbrance or restriction will not materially affect the Borrowers’ ability to meet their obligations under this Agreement; or (12) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business. Notwithstanding the foregoing, neither (a) customary provisions restricting subletting or assignment of any lease entered into in the ordinary course of business, consistent with past practice, nor (b) Liens permitted under this Agreement, shall in and of themselves be considered a restriction on the ability of the applicable Restricted Subsidiary to transfer such agreements or assets, as the case may be. SECTION 6.07. Transactions with Affiliates. Sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates involving aggregate consideration in excess of $25,000,000, other than (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to such Borrower or such Restricted Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties; provided that such restriction shall not apply to (i) any transaction between or among Loan Parties or (ii) any transaction between Terex or any Restricted Subsidiary and Finsub pursuant to the Receivables Program, and (b) to the extent constituting transactions with Affiliates that would otherwise be prohibited under this Section 6.07, transactions permitted under Sections 6.01, 6.04, 6.05 and 6.06. SECTION 6.08. Business of Borrowers and Restricted Subsidiaries. Engage at any time in any business or business activity other than the Related Business; provided, however, that, notwithstanding the fact that Finsub is an Unrestricted Subsidiary, Terex

166 shall not permit (a) Finsub to engage in any trade or business, or otherwise conduct any activity, other than the exercise of its rights and the performance of its obligations pursuant to the Receivables Program and other incidental activities and (b) the sum of (i) the aggregate amount advanced by all special purpose trusts, funding vehicles and other persons (other than Terex and the Restricted Subsidiaries) to Finsub in respect of the Trade Receivables and Equipment Receivables owned by Finsub at any time when the Total Net Leverage Ratio exceeds 3.75 to 1.00, plus (ii) the aggregate amount of any Limited Recourse Receivables Financings consummated at any time when the Total Net Leverage Ratio exceeds 3.75 to 1.00, to exceed $2,000,000,000; provided that, at the time of any such advancements to Finsub or the consummation of any such Limited Recourse Receivables Financings, no Default or Event of Default shall have occurred and be continuing or would result therefrom. For avoidance of doubt, the aggregate amount advanced by all special purpose trusts, funding vehicles and other persons (other than Terex and the Restricted Subsidiaries) to Finsub in respect of the Trade Receivables and Equipment Receivables owned by Finsub at any time when the Total Net Leverage Ratio is less than or equal to 3.75 to 1.00, plus (ii) the aggregate amount of any Limited Recourse Receivables Financings consummated at any time when the Total Net Leverage Ratio is less than or equal to 3.75 to 1.00, is unlimited. SECTION 6.09. Restricted Debt Payments. Make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions), in respect of, or pay, or directly or indirectly redeem, repurchase, retire or otherwise acquire for consideration, or set apart any sum for the aforesaid purposes, any Subordinated Indebtedness for borrowed money (other than the Loans) of any Borrower or any Restricted Subsidiary or pay in cash any amount in respect of such Subordinated Indebtedness that may at the obligor’s option be paid in kind or in other securities (collectively, “Restricted Debt Payments”), except that (i) Terex and its Restricted Subsidiaries shall be permitted to do any of the foregoing with the Net Cash Proceeds of any issuance of Equity Interests of Terex or Refinancing Indebtedness, (ii) Terex and its Restricted Subsidiaries shall be permitted to do any of the foregoing if all of the following conditions are satisfied: (x) at the time of such distribution or payment and after giving effect thereto, no Default or Event of Default has occurred and is continuing or would arise as a result thereof and (y) either (A) immediately after giving effect to such distribution or payment, the Total Net Leverage Ratio shall be less than or equal to 3.75 to 1.00 or (B) the aggregate amount of all such distributions or payments made pursuant to this clause (ii) at any time when the Total Net Leverage Ratio exceeds 3.75 to 1.00 would not exceed $300,000,000, (iii) Terex may at any time repay Indebtedness of any Borrower or any Restricted Subsidiary solely in Equity Interests of Terex, (iv) in connection with any Asset Sale permitted by Section 6.05, the prepayment of any Indebtedness that is secured by a Lien on the assets subject to such Asset Sale shall be permitted, (v) Terex may, or any Restricted Subsidiary of Terex may, make cash payments on its Indebtedness at such times and in such amounts as are necessary so that such Indebtedness will not have “significant original issue discount” and thus will not be treated as an “applicable high yield discount obligation” (“AHYDO”) within the meaning of Section 163(i) of the Code and (vi) Terex may make Restricted Debt Payments in an aggregate amount not to exceed, as of any applicable date of determination, the amount available under the Available Amount measured immediately prior to the making of such Restricted Debt

167 Payment provided that, to the extent Terex attributes such amount to the Available Amount Builder, no Default or Event of Default has occurred and is continuing or would result therefrom. SECTION 6.10. First Lien Net Leverage Ratio. If on the last day of any Test Period (commencing with the Test Period in respect of the first full fiscal quarter following the Amendment No. 2 Effective Date), the Aggregate Revolving Credit Exposure (but excluding, (i) for the first eight fiscal quarters ended after the Amendment No. 2 Effective Date, any Revolving Loans used to fund OID payable on the Amendment No. 2 Effective Date, (ii) all Letters of Credit that have been backstopped in a manner satisfactory to the applicable Issuing Bank or Cash Collateralized in accordance with this Agreement and (iii) undrawn Letters of Credit in an aggregate face amount not to exceed $20,000,000) exceeds 30% of the Total Revolving Credit Commitments, without the written consent of the Required Revolving Credit Lenders, permit the First Lien Net Leverage Ratio as of such date to be greater than 3.00 to 1.00. SECTION 6.11. Fiscal Year. Permit the fiscal year of Terex to end on a day other than December 31 without the consent of the Administrative Agent. SECTION 6.12. Designation of Subsidiaries. Terex may at any time designate any Restricted Subsidiary (other than any Borrower) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing or would result from such designation and (b) immediately after giving effect to such designation and any Investments made or Liens or Indebtedness incurred as a result thereof, Terex shall be in compliance on a pro forma basis with the covenant set forth in Section 6.10 recomputed as of the last day of its most recently ended fiscal quarter. Notwithstanding the foregoing, Terex may not designate a Restricted Subsidiary as an Unrestricted Subsidiary if, at the time of such designation (and, thereafter, any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary automatically if) (i) such Restricted Subsidiary or any of its subsidiaries is a “restricted subsidiary” or a “guarantor” (or any similar designation) for any other Indebtedness of Terex or any Restricted Subsidiary in an aggregate principal amount exceeding $200,000,000 or (ii) such Restricted Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or holds any Lien on any property of, Terex or any Restricted Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the parent of such Subsidiary therein at the time of designation in an amount equal to the fair market value (as reasonably determined by Terex) of such parent’s Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (A) the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time, (B) the making of an Investment by such Subsidiary in any Investments of such Subsidiary existing at such time, and (C) a return on the Investment of the parent of such Subsidiary in such Subsidiary equal to the lesser of (I) the amount of such Investment immediately prior to such designation and (II) the fair market value (as reasonably determined by Terex) of the net assets of such Subsidiary at the time of such designation. Prior to any designation made in accordance with this Section 6.12, Terex shall deliver to the Administrative Agent a certificate of a Financial Officer certifying that the designation satisfies the applicable conditions set forth in this Section 6.12.

168 ARTICLE VII Events of Default In case of the happening of any of the following events (“Events of Default”): (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished (subject, in the case of any representation or warranty that is capable of remedy, to a grace period of thirty days after the earlier of (i) the knowledge of a Responsible Officer of such inaccuracy and (ii) receipt by Terex of written notice thereof from the Administrative Agent); (b) default shall be made in the payment of any principal of any Loan or the reimbursement with respect to any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; (c) default shall be made in the payment of any interest on any Loan or any Fee or L/C Disbursement or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days after notice; (d) default shall be made in the due observance or performance by any Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05 or 5.08 or in Article VI; provided that a default under Section 6.10 (a “Financial Covenant Default”) shall not constitute an Event of Default with respect to any Term Loan Facility unless and until the Required Revolving Credit Lenders shall have accelerated the maturity of any Revolving Loan outstanding or terminated the Revolving Credit Commitments as a result thereof; (e) default shall be made in the due observance or performance by any Borrower or any Restricted Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to Terex; (f) any Borrower or any Restricted Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of the greater of $150,000,000 and 15% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness in excess of such amount if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated

169 maturity; provided, however, that upon the waiver of such payment default or other default under such other Indebtedness by the applicable holder or holders of such Indebtedness or a trustee on their behalf, the corresponding Event of Default under this paragraph (f) shall automatically cease to exist, unless the Commitments have been terminated or the maturity of the Loans has been accelerated; provided, further, that this paragraph (f) shall not apply to (1) any secured Indebtedness that becomes due as a result of the voluntary Asset Sale of the property or assets securing such Indebtedness, if such Asset Sale is permitted hereunder and such Indebtedness that becomes due is paid upon such Asset Sale, (2) the conversion of, or the satisfaction of any condition to the conversion of, any Indebtedness that is convertible or exchangeable for Equity Interests (and such conversion is permitted by this Agreement) or (3) a voluntary refinancing of Indebtedness with other Indebtedness permitted by this Agreement. (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary), or of a substantial part of the property or assets of any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary), under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or non-U.S. bankruptcy, insolvency, examinership, receivership, administration or similar law, (ii) the appointment of a receiver, trustee, examiner, administrator, custodian, sequestrator, conservator or similar official for any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of the property or assets of any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or (iii) the winding-up or liquidation of any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; (h) any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or non-U.S. bankruptcy, insolvency, examinership, receivership, administration or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (g) above, (iii) apply for or consent to the appointment of a receiver, administrator, examiner, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of the property or assets of any Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary), (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; (i) one or more judgments for the payment of money the aggregate amount (which is not (x) covered by insurance or (y) covered by valid third party indemnification obligation from a third party which is solvent and which third party has been notified of the claim under such indemnification obligation and not disputed that it is liable for such claim) is in excess of the greater of $150,000,000 and 15% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period shall be rendered against any Borrower,

170 any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, vacated, discharged or bonded pending appeal within 60 consecutive days from the entry thereof; (j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, would reasonably be expected to result in liability of any Borrower and its ERISA Affiliates in an aggregate amount exceeding the greater of $150,000,000 and 15% of Consolidated EBITDA determined on a pro forma basis as of the last day of the most recently ended Test Period; (k) any Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms) or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents); (l) any security interest purported to be created by any Security Document with respect to a material portion of the Collateral shall cease to be, or shall be asserted by any Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Guarantee and Collateral Agreement and except to the extent that such loss is covered by a lender’s title insurance policy and the related insurer promptly after such loss shall have acknowledged in writing that such loss is covered by such title insurance policy; or (m) there shall have occurred a Change in Control; then, and in every such event (other than an event with respect to any Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent, with the consent of the Required Lenders (or, in the case of a Financial Covenant Default, the Required Revolving Credit Lenders), may, and at the request of the Required Lenders (or, in the case of a Financial Covenant Default, the Required Revolving Credit Lenders) shall, by notice to Terex, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to any Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby

171 expressly waived by the Borrowers, anything contained herein or in any other Loan Document to the contrary notwithstanding. Notwithstanding anything to the contrary in this Agreement, if any Default or Event of Default results from any action or the occurrence of any event that has been disclosed in writing to the Administrative Agent or disclosed in Terex’s public filings on Forms 8-K, 10-Q or 10-K and filed with the SEC or in Terex’s financial statements delivered pursuant to Sections 5.04(a) or (b), and two years have passed since the date of such disclosure (an “Uncalled Default”), the Administrative Agent may not (and the Lenders shall not request that the Administrative Agent) exercise any rights or remedies provided under the Loan Documents with respect to such Uncalled Default; provided that such two year limitation shall not apply if the Administrative Agent or the Lenders have commenced any remedial action in respect of any such Default or Event of Default. ARTICLE VIII The Administrative Agent and the Collateral Agent In order to expedite the transactions contemplated by this Agreement, UBS AG, Stamford Branch, is hereby appointed to act as Administrative Agent and Collateral Agent on behalf of the Lenders and the Issuing Banks (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”). Each of the Lenders, the Issuing Banks, and each assignee of any such Lender or Issuing Bank, hereby irrevocably authorizes the Agents to take such actions on behalf of such Lender, Issuing Bank or assignee and to exercise such powers as are specifically delegated to the Agents by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and (i) the Program Receivables and (ii) assets (including loans, leases, chattel paper and other obligations) sold by Terex Financial Services in the ordinary course of its business and, in each case, the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents. Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to any Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or willful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless

172 and until written notice thereof is given to such Agent by Terex or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective directors, officers, employees, agents and advisors (“Related Parties”). The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent. Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders, the Issuing Bank and Terex. Upon any such resignation, the Required Lenders shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Agent which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by Terex to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Terex and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent. Any resignation by UBS AG, Stamford Branch as Administrative Agent pursuant to this Article VIII shall also constitute its resignation as an Issuing Bank and as U.S. Swingline Lender, in which case the resigning Administrative Agent (x) shall not be required to issue any further

173 Letters of Credit or make any additional U.S. Swingline Loans hereunder and (y) shall maintain all of its rights as Issuing Bank or U.S. Swingline Lender, as the case may be, with respect to any Letters of Credit issued by it, or U.S. Swingline Loans made by it prior to the date of such resignation; provided that such resignation as Issuing Bank shall be subject to and conditioned upon another Issuing Bank hereunder (which may be another Person reasonably acceptable to Terex that becomes an Issuing Bank in connection therewith) having agreed to provide U.S. Revolving Credit Commitments and/or Multicurrency Revolving Credit Commitments in an amount equal to the U.S. Revolving Credit Commitments and/or Multicurrency Revolving Credit Commitments of UBS AG, Stamford Branch, as resigning Issuing Bank, or in such other amount as otherwise agreed by Terex. Upon the acceptance of a successor’s appointment as Administrative Agent, (i) such successor (if any) shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Issuing Bank and U.S. Swingline Lender, (ii) the retiring Issuing Bank and U.S. Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents and (iii) the successor Issuing Bank shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make (or the Borrowers shall enter into) other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such Letters of Credit. With respect to the Loans made by it hereunder, each Agent in its individual capacity and not as Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent, and the Agents and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent. Each Lender agrees (a) to reimburse the Agents, on demand, in the amount of its pro rata share (based on the sum of its aggregate available Commitments and outstanding Loans hereunder) of any expenses incurred for the benefit of the Lenders by the Agents, including reasonable counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by any Borrower (and without limiting any such Borrower’s obligation to do so) and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by any Borrower or any other Loan Party (and without limiting any such Borrower’s or any such Loan Party’s obligation to do so); provided that no Lender shall be liable to an Agent or any such other indemnified person for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent or any of its directors, officers, employees or agents. Each Revolving Credit Lender agrees to reimburse each of the Issuing Banks and their directors, employees and agents, in each case, to the same extent and subject to the same limitations as provided above for the Agents.

174 Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon any Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank acknowledges and agrees that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) in participating as a Lender or an Issuing Bank, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of Terex and its Restricted Subsidiaries, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law) and (c) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders and the Issuing Banks by the Administrative Agent herein, no Agent shall have any duty or responsibility to provide any Lender or any Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Borrowers, the Guarantors or any of their respective Affiliates which may come into the possession of any Agent or any of its Related Parties. Without limiting the foregoing, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agents on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, any Lender may be the purchaser of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the foregoing provisions. The provisions of this paragraph are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or

175 composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in such proceeding. If the Administrative Agent notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Bank, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, Issuing Bank or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this paragraph shall be conclusive, absent manifest error. If a Payment Recipient receives any payment, prepayment or repayment of principal, interest, fees, distribution or otherwise and does not receive a corresponding payment notice or payment advice, such payment, prepayment or repayment shall be presumed to be in error absent written confirmation from the Administrative Agent to the contrary. Each Lender, Issuing Bank and Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, Issuing Bank or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, Issuing Bank or Secured Party from any source, against any amount due to the Administrative Agent under the immediately preceding paragraph or under the indemnification provisions of this Agreement. For so long as an Erroneous Payment (or portion thereof) has not been returned by any Payment Recipient who received such Erroneous Payment (or portion thereof) (such unrecovered amount, an “Erroneous Payment Return Deficiency”) to the Administrative Agent after demand therefor in accordance with the provisions of this Article VIII, (i) the Administrative Agent may elect, in its sole discretion on written notice to such Lender, Issuing Bank or Secured Party, that all rights and claims of such Lender, Issuing Bank or Secured Party with respect to the Loans or other Obligations owed to such Person up to the amount of the corresponding Erroneous Payment Return Deficiency in respect of such Erroneous Payment (the “Corresponding Loan Amount”) shall immediately vest in the Administrative Agent upon such election; after such election, the Administrative Agent (x) may reflect its ownership interest in Loans in a principal amount equal

176 to the Corresponding Loan Amount in the Register, and (y) upon five Business Days’ written notice to such Lender, Issuing Bank or Secured Party, may sell such Loan (or portion thereof) in respect of the Corresponding Loan Amount, and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by such Lender, Issuing Bank or Secured Party shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender, Issuing Bank or Secured Party (and/or against any Payment Recipient that receives funds on its behalf), and (ii) each party hereto agrees that, except to the extent that the Administrative Agent has sold such Loan, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of such Lender, Issuing Bank or Secured Party with respect to the Erroneous Payment Return Deficiency (such rights, the “Erroneous Payment Subrogation Rights”). For the avoidance of doubt, no vesting or sale pursuant to the foregoing clause (i) will reduce the Commitments of any Lender or Issuing Bank and such Commitments shall remain available in accordance with the terms of this Agreement. The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from a Borrower or any other Loan Party for the purpose of making such Erroneous Payment. No Payment Recipient shall assert any right or claim to an Erroneous Payment, and each hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Article VIII with respect to the making of any Erroneous Payment shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each of the Joint Bookrunners is named as such for recognition purposed only, and in their respective capacities as such shall have no duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document; it being understood and agreed that each of the Joint Bookrunners shall be entitled to all indemnification and reimbursement rights in favor of the Agents provided herein and in the other Loan Documents. Without limitation of the foregoing, none of the Joint Bookrunners in their respective capacities as such shall, by reason of this Agreement or any other Loan Document, have any fiduciary relationship in respect of any Lender, Loan Party or any other person. The Lenders hereby authorize the Administrative Agent to enter into any Intercreditor Agreement or arrangement permitted under this Agreement (and any amendments, amendments and restatements, restatements or waivers of, or supplements or other modifications to, any such

177 agreement or arrangement permitted under this Agreement) in connection with the incurrence of any First Lien Debt or any Junior Lien Debt. Each Lender and other Secured Party hereby agrees that it will be bound by and will take no actions contrary to the provisions of any Intercreditor Agreement. Except as otherwise expressly set forth herein or in any Security Document, no Swap Counterparty or provider of Cash Management Services that obtains the benefits of Section 5.02 of the Guarantee and Collateral Agreement, any Guarantee or any Collateral by virtue of the provisions hereof or of any Guarantee or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision herein to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under any agreement to provide Cash Management Services and Swap Obligations unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable provider of Cash Management Services or Swap Counterparty, as the case may be. Anything contained in any of the Loan Documents to the contrary notwithstanding, each of the Borrowers, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guarantee and Collateral Agreement or any other Loan Document, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, at the direction of the Required Lenders or the Required Revolving Credit Lenders, as applicable, for the benefit of the Secured Parties in accordance with the terms hereof and thereof and all powers, rights and remedies under the Security Documents may be exercised solely by the Collateral Agent for the benefit of the Secured Parties in accordance with the terms thereof. ARTICLE IX Miscellaneous SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by e-mail, as follows: (a) if to any Borrower, to it in care of Terex at the address set forth on Schedule 9.01; (b) if to the Administrative Agent, to it at the address set forth on Schedule 9.01;

178 (c) if to a Lender, to it at its address provided in writing to the Administrative Agent and the Borrowers or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto; and (d) if to any Issuing Bank, to it at its address provided in writing to the Administrative Agent and the Borrowers. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. All notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgement), provided that any such notice or communication not given during the normal business hours of the recipient shall be deemed to have been given at the opening of business on the next business day for the recipient. Each Borrower hereby agrees, unless directed otherwise by the Administrative Agent, that it will, or will cause the Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article V, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (a) is or relates to a Borrowing Request, a notice pursuant to Section 2.10 or a notice requesting the issuance, amendment, extension or renewal of a Letter of Credit pursuant to Section 2.23, (b) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (c) provides notice of any Default or Event of Default under this Agreement or any other Loan Document or (d) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent. Each Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on SyndTrak, Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non- public information with respect to Terex or its securities) (each, a “Public Lender”). Each Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to Terex or its securities for purposes of United States

179 Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.17); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor”; and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor”. Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless Terex notifies the Administrative Agent reasonably in advance of the intended distribution that any such document contains material non- public information: (A) the Loan Documents and (B) notification of changes in the terms of the credit facilities provided for herein. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to Terex or its securities for purposes of United States Federal or state securities laws. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET. The Administrative Agent agrees that the receipt of the Communications by it at its e-mail address set forth above shall constitute effective delivery of the Communications to it for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

180 Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by any Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Issuing Banks and shall survive the making by the Lenders of the Loans and the issuance of Letters of Credit by the Issuing Banks, regardless of any investigation made by the Lenders or the Issuing Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document or the Additional L/C Facility is outstanding and unpaid or any Letter of Credit or Additional Letter of Credit is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20, 2.31, 2.32 and 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank. SECTION 9.03. Binding Effect. This Agreement shall become effective in accordance with the terms set forth in the Restatement Agreement. SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, the Administrative Agent, the Issuing Banks or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. (b) Each Lender may assign to one or more assignees (other than any Ineligible Assignee) all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided, however, that (i) except in the case of an assignment to a Lender or the Agents or an Affiliate of such Lender or the Agents or an Approved Fund (unless the proposed assignment is of a Revolving Credit Commitment), (x) Terex (unless an Event of Default under paragraphs (b), (c), (g) or (h) of Article VII shall have occurred and be continuing) and the Administrative Agent (and, in the case of any assignment of a Revolving Credit Commitment, the Issuing Banks and the applicable U.S. Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld, delayed or conditioned (it being understood and agreed that (1) Terex’s withholding of consent to any assignment to a Disqualified Lender shall not be considered to be unreasonably withheld and (2) Terex shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof)) and (y) the amount of the Commitment or Loans, as applicable, of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the

181 Administrative Agent) shall not be less than $1,000,000 without the prior written consent of the Administrative Agent (or, if less, the entire remaining amount of such Lender’s Commitment or Loans, as applicable); provided that contemporaneous assignments by or to two or more Approved Funds shall be aggregated for purposes of determining such minimum amount, (ii) the parties to each such assignment shall electronically execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance), together with a processing and recordation fee of $3,500 (which fee may be waived or reduced at the sole discretion of the Administrative Agent) and (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms. For purposes of this Section 9.04(b), the term “Approved Fund” shall mean, with respect to any Lender that is a fund or other entity that invests in bank loans, any other fund or other entity that invests in bank loans which is managed or advised by the same investment advisor/manager as such Lender or by an Affiliate of such investment advisor/manager. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof (or such earlier date to which the Administrative Agent may agree in its sole discretion), (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20, 2.31, 2.32 and 9.05, as well as to any Fees accrued for its account and not yet paid). (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of any Borrower or any Subsidiary or the performance or observance by any Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is not an Ineligible Assignee and that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee represents and warrants that it is not the subject of any Sanctions; (v) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (vi) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or

182 any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vii) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (viii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Administrative Agent, the Issuing Banks, the Collateral Agent and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, any Affiliate of the Administrative Agent, any Issuing Bank (provided that any such Issuing Bank may only inspect entries relating to the Revolving Credit Commitments), the Collateral Agent and any Lender (provided that any such Lender may only inspect any entry relating to such Lender’s Commitments and Loans), at any reasonable time and from time to time upon reasonable prior notice. (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of Terex, the applicable U.S. Swingline Lender, the Issuing Banks and the Administrative Agent to such assignment and any applicable tax forms, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e). (f) (i) Each Lender may without the consent of any Borrower, any U.S. Swingline Lender, any Issuing Bank or the Administrative Agent sell participations to one or more banks or other entities (other than to a Disqualified Lender) (a “Participant”) in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16, 2.20, 2.31 and 2.32 (subject to the requirements and limitations therein, including the requirements under Sections 2.20(f) and (g) (it being understood that the documentation required thereunder shall be delivered to the participating Lender)) to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the participant acquired the applicable participation) and (iv) the

183 Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participant bank or person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participant bank or person has an interest, releasing any Guarantor (other than in connection with the sale of such Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the Collateral or increasing or extending the Commitments). (ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”), which entries shall be conclusive absent manifest error; provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The participating Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. (g) Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to any Borrower furnished to such Lender by or on behalf of any Borrower; provided that, prior to any such disclosure of Information (as defined in Section 9.17) which Information is confidential pursuant to Section 9.17, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.17. (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

184 (i) No Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent, each Issuing Bank and each Lender, and any attempted assignment without such consent shall be null and void. (j) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, (i) any SPC may (x) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (y) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC, and (ii) the protections afforded to any SPC pursuant to the provisions of this Section 9.04(j) may not be amended or modified without the written consent of such SPC. (k) In the event that (i) any Revolving Credit Lender shall become a Defaulting Lender or (ii) S&P, Moody’s and Thompson’s BankWatch (or Insurance Watch Ratings Service, in the case of Lenders that are insurance companies (or Best’s Insurance Reports, if such insurance company is not rated by Insurance Watch Ratings Service)) shall, after the date that any Lender becomes a Revolving Credit Lender, downgrade the long-term certificate deposit ratings of such Lender, and the resulting ratings shall be below BBB-, Baa3 and C (or BB, in the case of a Lender that is an insurance company (or B, in the case of an insurance company not rated by Insurance Watch Ratings Service)) (or, with respect to any Revolving Credit Lender that is not rated by any such ratings service or provider, any Issuing Bank shall have reasonably determined that there has occurred a material adverse change in the financial condition of any such Revolving Credit Lender, or a material impairment of the ability of any such Lender to perform its obligations hereunder, as compared to such condition or ability as of the date that any such Lender became a Revolving Credit Lender), then each Issuing Bank shall have the right, but not the obligation, at its own expense, upon notice to such Lender and the Administrative Agent, to replace (or to request Terex to use its reasonable efforts to replace) such Lender with an assignee (in accordance with and

185 subject to the restrictions contained in paragraph (b) above), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in paragraph (b) above) all its interests, rights and obligations in respect of its Revolving Credit Commitment to such assignee; provided, however, that (i) no such assignment shall conflict with any law, rule and regulation or order of any Governmental Authority and (ii) the applicable Issuing Bank or such assignee, as the case may be, shall pay to such Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender’s account or owed to it hereunder. (l) Notwithstanding anything to the contrary contained in this Agreement, (i) any Lender may, at any time, assign all or any portion of its Term Loans to Terex or the applicable Borrower, and (ii) Terex or the applicable Borrower may, from time to time, purchase Term Loans, in each case, on a non-pro rata basis through (x) Dutch auction procedures open to all Lenders of the applicable Class on a pro rata basis in accordance with customary procedures to be agreed between Terex and the Administrative Agent or (y) open market purchases or other privately negotiated purchases; provided that in connection with any assignment and purchase pursuant to this Section 9.04(l): (A) no Event of Default shall have occurred and be continuing at the time of such assignment or shall result therefrom; (B) any Term Loans purchased by a Borrower shall, without further action by any person, be deemed canceled and no longer outstanding (and may not be resold) for all purposes of this Agreement and all other Loan Documents, including, but not limited to (i) the making of, or the application of, any payments to the Lenders under this Agreement or any other Loan Document, (ii) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Loan Document or (iii) any determination of the Required Lenders; (C) the purchasing Borrower shall not be required to make any representations regarding any material non-public information and Terex and the applicable Lender may enter into a customary “big boy” letter with the purchasing Borrower; (D) the assigning Lender and the purchasing Borrower shall execute and deliver to the Administrative Agent a Borrower Purchase Assignment and Acceptance in lieu of an Assignment and Acceptance; and (E) no proceeds from Revolving Loans or Contract Loans shall be used to fund any such purchase of Term Loans. In connection with any Term Loans purchased and canceled pursuant to this Section 9.04(l), the Administrative Agent is authorized to make appropriate entries in the Register to reflect any such cancelation.

186 (m) The parties acknowledge and agree that (i) where this Agreement (including the Schedules and Exhibits thereto) or any Assignment and Acceptance would otherwise operate as an assignment of a debt due from the Australian Borrower, there shall not be an assignment of such debt; (ii) the transaction shall for all purposes take effect as a loan under this Agreement to the Australian Borrower made by the Lender which, but for this clause, would have been an assignee of such debt (“Incoming Lender”) of an amount equal to the outstanding debt which would, but for this clause, have been assigned; (iii) the Australian Borrower shall for all purposes be treated by the parties hereto as having directed the Incoming Lender to pay the amount of that loan to the Lender, which but for this clause, would have been the assignor of such debt; (iv) all references in this Agreement (including the Schedules and Exhibits hereto) and any Assignment and Acceptance will be construed accordingly; and (v) to the extent that the assignment also operates to assign any rights or interests which are not a debt due from the Australian Borrower, the assignment shall, to that extent, take effect in accordance with its terms. SECTION 9.05. Expenses; Indemnity. (a) Terex agrees to pay all (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and each Affiliate of the foregoing persons in connection with the syndication of the credit facilities provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated), including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent and the Collateral Agent, and a firm of local counsel in each relevant material jurisdiction (and, if reasonably necessary, one special counsel) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Joint Bookrunners, the Administrative Agent, the Collateral Agent, the Issuing Banks, the U.S. Swingline Lenders or any Lender in connection with the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or Letters of Credit issued hereunder, as applicable, including the reasonable and documented fees, charges and disbursements of one firm of counsel and one firm of local counsel in each relevant material jurisdiction for such parties taken as a whole (and, in the case of an actual or reasonably perceived conflict of interest, one additional counsel and one additional local counsel in each relevant material jurisdiction for all such affected parties (so long as such shared representation is consistent with and permitted by professional responsibility rules)). (b) Terex agrees to indemnify the Joint Bookrunners, the Administrative Agent, the Collateral Agent, each Lender (including the U.S. Swingline Lenders), each Issuing Bank, each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees, agents, trustees, members, partners and advisors (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of one firm of counsel and one firm of local counsel in each relevant material jurisdiction (and, if reasonably necessary, one special counsel) for each of the Joint Bookrunners, the Administrative Agent and the Collateral Agent, and one firm of counsel and one firm of local counsel in each relevant material jurisdiction (and, if reasonably necessary, one special counsel) for all of the Lenders taken as a whole (and, solely in the case of an actual or reasonably perceived conflict of interest, one additional counsel for each affected Indemnitee) incurred by or asserted against any

187 Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans or issuance of Letters of Credit, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by a Borrower or any of their respective Affiliates or equityholders, or (iv) any actual or alleged presence, Release or threat of Release of Hazardous Materials on any Properties, or any Environmental Claim related in any way to any Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (w) the gross negligence, bad faith or willful misconduct of such Indemnitee, (x) arising from a material breach of the obligations of such Indemnitee or any of its Related Parties under any of the Loan Documents, (y) any dispute solely among Indemnitees and not arising out of any act or omission of a Borrower or any of its Affiliates (other than any proceeding against any Indemnitee solely in its capacity or in fulfilling its role as Administrative Agent, Collateral Agent, Issuing Bank, U.S. Swingline Lender, Joint Bookrunner or any similar role with respect to the credit facilities provided for herein or (z) any acts or omissions by Persons other than Terex or any of its Subsidiaries or their Related Parties with respect to any real property after the Collateral Agent sells such real property pursuant to a foreclosure or has accepted a deed in lieu of foreclosure with respect thereto). No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. This Section 9.05(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Terex shall not be liable for any settlement of any proceeding indemnifiable pursuant to this Section 9.05(b) effected without Terex’s prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if settled with Terex’s prior written consent, or if there is a final, non-appealable judgment in any such proceeding, Terex agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. Terex shall not, without the prior written consent of an Indemnitee, effect any settlement of any pending or threatened proceeding against such Indemnitee in respect of which indemnity could have been sought hereunder by such Indemnitee, unless such settlement (a) includes an unconditional release of such Indemnitee in form and substance reasonably satisfactory to such Indemnitee from all liability or claims that are the subject matter of such proceeding and (b) does not include any statement as to any admission of fault or culpability by or on behalf of such Indemnitee. (c) To the extent permitted by applicable law, (x) no Borrower shall assert, and each hereby waives, any claim against any Indemnitee, and (y) none of the Agents, Issuing Banks or Lenders or any other Indemnitee shall assert, and hereby waives, any claim against any Borrower, in each case on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that the foregoing shall not

188 limit any obligation Terex may have to indemnify an Indemnitee as otherwise provided in this Section 9.05 or in any similar provision of any Loan Document, against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (d) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the expiration of any Letter of Credit, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent, any Lender or an Issuing Bank. All amounts due under this Section 9.05 shall be payable on written demand therefor. SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) subject to Section 9.23, all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.28 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender and Issuing Bank agrees to notify Terex and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS MOST RECENTLY PUBLISHED AND IN EFFECT, ON THE DATE SUCH LETTER OF CREDIT WAS ISSUED, BY THE INTERNATIONAL CHAMBER OF COMMERCE (THE “UNIFORM CUSTOMS”) AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

189 SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent, any Lender or an Issuing Bank in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle such Borrower to any other or further notice or demand in similar or other circumstances. (b) Except as expressly provided by Section 2.27, 2.30 or 2.33 or in the other paragraphs of this Section 9.08, and subject to Section 9.19, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Lenders (or, in the case of (i) Section 6.10 and any related provisions hereof (solely as they relate to Section 6.10), (ii) amendments or modifications to the definition of “Required Revolving Credit Lenders” or (iii) waivers of any condition precedent to any Revolving Credit Borrowing set forth in Section 4.02, the Required Revolving Credit Lenders); provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender affected thereby (except (x) in connection with the waiver of any interest payable pursuant to Section 2.07 (which waiver shall be effective with the consent of the Required Lenders) and (y) that any amendment or modification of the definition of “First Lien Net Leverage Ratio” (or the defined terms used therein) shall not constitute a reduction in the rate of interest or fees for purposes of this paragraph (b) (it being understood that (1) the waiver of or amendment to the terms of any mandatory prepayment of the Loans or (2) a waiver of any condition precedent set forth in Article IV or the waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Loans or Commitments, in each case shall not constitute a postponement of any date scheduled for the payment of principal or interest or an extension or increase of any Loan or Commitment of any Lender)), (ii) increase or extend the Commitment or decrease or extend the date for payment of any Fees or any other amount due and payable hereunder to any Lender without the prior written consent of such Lender, (iii) subject to Sections 2.27, 2.30, 2.33 and 9.04(l), amend or modify the pro rata requirements of Section 2.17, the sharing provisions of Section 2.18, the provisions of Section 9.04(i), the provisions of this Section 9.08, or release Terex as a Guarantor or release all or substantially all of the value of the Guarantees or release all or substantially all of the Collateral, without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms materially adversely affects the contractual rights in respect of payments due to Revolving Credit Lenders holding Revolving Credit Commitments of one Class differently from the rights of Lenders holding Loans

190 of any other Class (giving effect to the revolving nature of such adversely affected Class) without the prior written consent of the Required Facility Lenders of each adversely affected Class, (v) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(j) without the written consent of such SPC, (vi) reduce the percentage contained in the definition of the term “Required Lenders”, or impose additional material restrictions on the ability of the Lenders to assign their rights and obligations under the Loan Documents, without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loan Commitments and Revolving Credit Commitments on the date hereof), or (vii) change the currency in which any Commitment or Loan is denominated, without the prior written consent of each Lender of the affected Class; provided further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral Agent, any Issuing Bank or any U.S. Swingline Lender hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent, such Issuing Bank or such U.S. Swingline Lender, as applicable. Notwithstanding the foregoing, with the consent of Terex, each applicable Borrower, each applicable Guarantor and the Accepting Lenders, this Agreement (including Section 2.17) may be amended to the extent expressly contemplated by Sections 2.27, 2.30 and 2.33 (provided that the Administrative Agent and the Borrowers may effect such amendments to this Agreement, any Intercreditor Agreement (or enter into any Intercreditor Agreement or any replacement thereof) and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the terms of the actions contemplated by Sections 2.27, 2.30 and 2.33). For the avoidance of doubt, but subject to Section 9.19, no Secured Party shall have any voting rights under this Agreement or any other Loan Document in its capacity as an Additional L/C Issuing Bank or Contract Loan Revolving Lender. (c) [Reserved]. (d) Amendments and waivers of this Agreement and the other Loan Documents that affect solely the Lenders under any applicable Class (including waiver or modification of conditions to extensions of credit under such Class, the availability and conditions to funding of such Class, and pricing and other modifications) will require only the consent of Lenders holding more than 50% of the aggregate commitments or loans (or such greater amount as set forth in the proviso to paragraph (b)) (such Lenders, the “Required Facility Lenders”), as applicable, under such Class, and, in each case, (x) no other consents or approvals shall be required and (y) any fees or other consideration payable to obtain such amendments or waivers need only be offered on a pro rata basis to the Lenders under the affected Class. (e) This Agreement and the other Loan Documents may be amended with the consent of the Administrative Agent and the Borrowers to add any terms or conditions for the benefit of Lenders (or any Class thereof); provided that such amendment is not adverse to any other Class of Lenders. (f) The Administrative Agent and the Borrowers may amend any Loan Document to correct any mistakes, defects, inconsistencies, ambiguities, errors or omissions, or to effect administrative changes that are not adverse to any Lender; provided, however, that no such amendment shall become effective until the fifth Business Day after it has been posted to the

191 Lenders, and then only if the Required Lenders have not objected in writing thereto within such five Business Day period. SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any L/C Disbursement, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.10. Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto, the respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Indemnitees (as defined in Section 9.05(b)) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11. SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor

192 in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. SECTION 9.13. Counterparts; Electronic Signatures. Each Loan Document may be executed in counterparts (and by different parties thereto on different counterparts), including both paper and electronic counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Any signature to any Loan Document may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate or analogous capacity and authority to execute the Loan Documents to which it is a party through electronic means and there are no restrictions for doing so in that party’s constitutive documents. SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement. SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined only in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to the exercise of rights and remedies with respect to the Collateral against any Borrower or its properties in the courts of any jurisdiction where such Collateral is located. (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01; provided, however, that each Subsidiary Borrower

193 hereby appoints Terex as its agent for service of process. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.16. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of each party in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Loan Parties contained in this Section 9.16 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. SECTION 9.17. Confidentiality. The Administrative Agent, the Collateral Agent, each Issuing Bank and each of the Lenders agrees to keep confidential (and to use its best efforts to cause its respective agents and representatives to keep confidential) the Information (as defined below) and all copies thereof, extracts therefrom and analyses or other materials based thereon, except that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender shall be permitted to disclose Information (a) to such of its respective officers, directors, employees, agents, Affiliates and representatives, including accountants, legal counsel and other advisors, and numbering, administration and settlement service providers, as need to know such Information, (b) to the extent requested by any regulatory authority or self-regulatory body (which, for the avoidance of doubt, includes any Tax Authority) (provided such authority or body shall be advised of the confidential nature of the Information), (c) to the extent otherwise required by applicable laws and regulations or by any subpoena or similar legal process, (d) in connection with any suit, action or proceeding relating to the enforcement of its rights hereunder or under the other Loan Documents, (e) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty’s professional advisor (so long as such contractual counterparty (or its Affiliates) is not a competitor of Terex or any of its Subsidiaries and agrees to be bound by the provisions of this Section 9.17 or substantially similar confidentiality undertakings), (f) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facilities provided for herein, (g) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.17 or (ii) becomes available to the Administrative Agent, any Issuing Bank, any Lender or the Collateral Agent on a non- confidential basis from a source other than any Borrower or (h) to the extent such disclosure is

194 permitted pursuant to, and made in accordance with the terms of, Section 9.04(g). For the purposes of this Section, “Information” shall mean all financial statements, certificates, reports, agreements and information (including all analyses, compilations and studies prepared by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender based on any of the foregoing) that are received from any Borrower or any of its Subsidiaries and related to any Borrower or any of its Subsidiaries, any shareholder of any Borrower or any of its Subsidiaries or any employee, customer or supplier of any Borrower or any of its Subsidiaries, other than any of the foregoing that were available to the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender on a non-confidential basis prior to its disclosure thereto by any Borrower or any of its Subsidiaries, and which are in the case of Information provided after the Amendment No. 2 Effective Date, either financial information or clearly identified at the time of delivery as confidential. The provisions of this Section 9.17 shall remain operative and in full force and effect regardless of the expiration and term of this Agreement. SECTION 9.18. European Monetary Union. If, as a result of the implementation of European monetary union, (a) any currency ceases to be lawful currency of the nation issuing the same and is replaced by the Euro, then any amount payable hereunder by any party hereto in such currency shall instead be payable in Euro and the amount so payable shall be determined by translating the amount payable in such currency to Euro at the exchange rate recognized by the European Central Bank for the purpose of integrating such currency into the Euro, or (b) any currency and the Euro are at the same time recognized by the central bank or comparable authority of the nation issuing such currency as lawful currency of such nation, then (i) any Loan made at such time shall be made in Euro and (ii) any other amount payable by any party hereto in such currency shall be payable in such currency or in Euro (in an amount determined as set forth in clause (a)), at the election of the obligor. Prior to the occurrence of the event or events described in clause (a) or (b) of the preceding sentence, each amount payable hereunder in any currency will continue to be payable only in that currency. Each Borrower agrees, at the request of the Required Lenders, at the time of or at any time following the integration of any additional currency into the Euro, to enter into an agreement amending this Agreement in such manner as the Required Lenders shall reasonably request in order to avoid any unfair burden or disadvantage resulting therefrom and to place the parties hereto in the position they would have been in had such integration not occurred, the intent being that neither party will be adversely affected economically as a result of such integration and that reasonable provisions may be adopted to govern the borrowing, maintenance and repayment of Loans denominated in any Alternative Currency after the occurrence of the event or events described in clause (a) or (b) of the preceding sentence. SECTION 9.19. Rights of Additional L/C Issuing Banks and Contract Loan Revolving Lenders. Without the consent of each Additional L/C Issuing Bank or each Revolving Credit Lender that has an outstanding Contract Loan Commitment or Contract Loan (each such Revolving Credit Lender, a “Contract Loan Revolving Lender”), the Borrowers and the Lenders shall not enter into, consent to or approve of any amendment, modification or waiver of any provision of this Agreement or any other Loan Document if, as a result of such amendment, waiver or modification, (a) any Additional L/C Issuing Bank or Contract Loan Revolving Lender, as applicable, would no longer be entitled to its ratable share in the benefits of the Collateral, (b) all or substantially all of the Collateral would be released or (c) all or substantially all of the value of the Guarantees under the Loan Documents would be released, and any such

195 attempted amendment, modification or waiver shall be null and void. Each Additional L/C Issuing Bank and each Contract Loan Revolving Lender shall be entitled to enforce the provisions of this Section 9.19 and shall be deemed to have issued Additional Letters of Credit or made Contract Loans, as applicable, in reliance on this Section 9.19. Notwithstanding the foregoing, for the avoidance of doubt, no Additional L/C Issuing Bank or, except as provided in the definition of Required Lenders, Contract Loan Revolving Lender shall have any right to notice of any action or, subject to the first sentence of this Section 9.19, to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender. SECTION 9.20. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrowers acknowledges and agrees that: (a) (i) the arranging and other services regarding this Agreement provided by the Agents, the Joint Bookrunners and the Lenders are arm’s-length commercial transactions between the Borrowers and their respective Affiliates, on the one hand, and the Agents, the Joint Bookrunners and the Lenders, on the other hand, (ii) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (iii) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) each Agent, Joint Bookrunner and Lender is and has been acting solely as a principal and has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrowers or any of their respective Affiliates, or any other person, and (ii) no Agent, Joint Bookrunner or Lender has any obligation to the Borrowers or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Agents, the Joint Bookrunners, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrowers and their respective Affiliates and no Agent, Joint Bookrunner or Lender has any obligation to disclose any of such interests to the Borrowers or any of their respective Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Agents, the Joint Bookrunners and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby. SECTION 9.21. USA PATRIOT Act Notice; Beneficial Ownership Regulation. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), it is required to (a) obtain, verify and record information that identifies each Borrower and each Subsidiary Guarantor, which information includes the name and address of each Borrower and each Subsidiary Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Borrower and each Subsidiary Guarantor in accordance with the USA PATRIOT Act and (b) obtain a certification regarding beneficial ownership of the Borrowers, to the extent required by the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation and is effective as to the Administrative Agent and each Lender.

196 SECTION 9.22. Additional Borrowers. Terex may designate any of its wholly owned Subsidiaries that is a Restricted Subsidiary as a Borrower under any Class of Revolving Credit Commitments; provided that (i) Terex shall provide the Administrative Agent and the Revolving Credit Lenders of the applicable Class at least five Business Days’ notice of the designation of a new Subsidiary Borrower that is a U.S. Subsidiary, (ii) Terex shall provide the Administrative Agent and the Revolving Credit Lenders of the applicable Class at least ten Business Days’ notice of the designation of a new Subsidiary Borrower that is not a U.S. Subsidiary, (iii) the Administrative Agent, in consultation with the applicable Lenders, shall be reasonably satisfied that the applicable Lenders may make loans and other extensions of credit to such person in the applicable currency or currencies in such person’s jurisdiction in compliance with applicable laws and regulations and without being subject to any unreimbursed or unindemnified Tax or other expense, (iv) any designation as a Borrower (A) of a Subsidiary which is not a U.S. Subsidiary or (B) of a Subsidiary which is not organized in the same jurisdiction as an existing Borrower shall be subject to the prior written consent of each Multicurrency Revolving Credit Lender (not to be unreasonably withheld or delayed), (v) Terex and such Restricted Subsidiary shall have delivered to the Administrative Agent such corporate documentation (including all applicable “know your customer” documentation), charter documents, by-laws, resolutions and legal opinions, in each case, consistent with those provided or required to be provided by Terex under Section 5 of Amendment No. 2 on or prior to the Amendment No. 2 Effective Date, modified as appropriate for the jurisdiction in question or otherwise as may be agreed to by the Administrative Agent and (vi) if reasonably requested by the Administrative Agent, such Restricted Subsidiary organized in the U.K. or Ireland shall become party to the North Atlantic Guarantee Agreement pursuant to an amendment thereof or joinder thereto reasonably acceptable to the Administrative Agent. Upon the receipt by the Administrative Agent of a Borrowing Subsidiary Agreement executed by such a wholly owned Subsidiary and Terex, and the documentation referred to in the preceding sentence, such wholly owned Subsidiary shall be a Subsidiary Borrower and a party to this Agreement. A Subsidiary shall cease to be a Subsidiary Borrower hereunder at such time as no Loans, Fees or any other amounts due in connection therewith pursuant to the terms hereof in respect of such Subsidiary shall be outstanding, no Letters of Credit issued for the account of such Subsidiary shall be outstanding and such Subsidiary and Terex shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination; provided that, notwithstanding anything herein to the contrary, no Subsidiary shall cease to be a Subsidiary Borrower solely because it no longer is a wholly owned Subsidiary. SECTION 9.23. Several Obligations. Notwithstanding anything in this Agreement to the contrary, the parties hereto acknowledge and agree that the obligations of the Borrowers hereunder to pay the principal of and interest on the Loans are several and not joint and, except as provided in the Guarantee and Collateral Agreement or the North Atlantic Guarantee Agreement, as applicable, (a) each Borrower shall only be liable with respect to the payment of the principal of and interest on the Loans made to such Borrower, (b) only Terex shall be liable to pay the Facility Fees, the Administrative Agent Fees, the L/C Participation Fees and the Issuing Bank Fees and (c) the assets of any Borrower that is not a U.S. Borrower shall not directly or indirectly support the Obligations of any U.S. Borrower. SECTION 9.24. Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in

197 any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. SECTION 9.25. Australian Privacy Principles. To the extent that any information held by the Administrative Agent or a Lender in relation to the Loan Documents comprises personal information of any officer, director or employee of the Australian Borrower, the Administrative Agent or that Lender (as the case may be) agrees to hold that personal information in accordance with the Australian Privacy Principles. If the Administrative Agent receives a request by a Lender, the Administrative Agent will provide a privacy notice (in the form recommended by the Asia Pacific Loan Market Association (Australian Branch) or as otherwise directed by a Lender) to a representative of the officers of the Australian Borrower, which details the manner in which personal information collected in connection with this agreement may be used and disclosed by the Lenders. SECTION 9.26. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement;

198 (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84- 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84- 14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 9.27. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported

199 QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): in the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.28. Net Short Lenders. Notwithstanding anything to the contrary set forth in this Agreement: (a) In connection with any determination as to whether the requisite Lenders have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by any Loan Party therefrom, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, any Term Lender (other than any Lender that is a Regulated Bank or any Term Lender that is also a Revolving Credit Lender (and, in each case, their respective Affiliates)) or any of Affiliate of such Lender with which such Lender is acting in concert (other than Affiliates that (I) make independent investment decisions, (II) have customary information screens in place (that apply to Terex), and (III) have investment policies that are not directed by, and whose investment decisions are not influenced by, the holder or a common Affiliate acting in concert with the holder) that, as a result of such Lender’s or any of its Affiliates’ interest in any total return swap, total rate of return swap, credit default swap or other derivative contract (other than any such total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position that is at least 5% short with respect to any Term Loans (each, a “Net Short Lender”) shall, unless Terex otherwise elects (in its sole discretion), have no right to vote any of its Term Loans and shall be deemed to have voted its interest as a Lender in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders. (b) In connection with any such determination, each Term Lender (other than any Lender that is a Regulated Bank or a Term Lender that is also a Revolving Credit Lender (and, in each case, their respective Affiliates)) that votes in connection with any such amendment or waiver, otherwise acts on any such matter or makes such a direction shall be deemed to have

200 represented and warranted to Terex and the Administrative Agent that it is not a Net Short Lender, in each case, unless such Lender shall have notified Terex and the Administrative Agent prior to taking such action that it constitutes a Net Short Lender (it being understood and agreed that Terex and the Administrative Agent shall be entitled to rely on each such representation and deemed representation). The Administrative Agent (and its sub-agents) shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, any other Lender’s compliance with the provisions hereof relating to Net Short Lenders. Without limiting the generality of the foregoing, the Administrative Agent (and its sub-agents), in such capacity and not in its capacity as a Lender, if applicable, shall not be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective assignee or Participant is a Net Short Lender. (c) For purposes of determining whether a Term Lender (other than any Lender that is a Regulated Bank or a Term Lender that is also a Revolving Credit Lender (and, in each case, their respective Affiliates)) has a “net short position” on any date of determination: (A) derivative contracts with respect to the Term Loans and such contracts that are the functional equivalent thereof shall be counted at the notional amount thereof in dollars, (B) notional amounts in other currencies shall be converted to the dollar equivalent thereof by such Lender in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (C) derivative contracts in respect of an index that includes Terex or any other Loan Party or any instrument issued or guaranteed by Terex or any other Loan Party shall not be deemed to create a short position with respect to the Term Loans, so long as (x) such index is not created, designed, administered or requested by such Lender and (y) Terex and the other Loan Parties and any instrument issued or guaranteed by Terex or any other Loan Party, collectively, shall represent less than 15% of the components of such index, (D) derivative transactions that are documented using the ISDA Definitions shall be deemed to create a short position with respect to the Term Loans if such Lender is a protection buyer or the equivalent thereof for such derivative transaction and (x) the Term Loans are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the Term Loans would be a “Deliverable Obligation” under the terms of such derivative transaction, or (z) Terex or any other Loan Party (or its successor) is designated as a “Reference Entity” under the terms of such derivative transactions, (E) credit derivative transactions or other derivatives transactions not documented using the ISDA Definitions shall be deemed to create a short position with respect to the Term Loans if such transactions are functionally equivalent to a transaction that offers the Lender protection in respect of the Term Loans, or as to the credit quality of Terex or any other Loan Party other than, in each case, as part of an index so long as (x) such index is not created, designed, administered or requested by such Lender and (y) Terex and the other Loan Parties and any instrument issued or guaranteed by Terex or any other Loan Party, collectively, shall represent less than 15% of the components of such index and (F) such determination of any short position shall be made net of any corresponding long position or derivatives under which such Lender is a protection seller or the equivalent thereof. [Remainder of page intentionally left blank]

EXHIBIT B RELEASE OF SUBSIDIARY BORROWER AND COLLATERAL [See attached.]

EXECUTION VERSION [[7995111]] BORROWING SUBSIDIARY TERMINATION AND GUARANTOR RELEASE August 12, 2025 UBS AG, Stamford Branch, as Administrative Agent 600 Washington Boulevard Stamford, CT 06901 ATTN: Agency Group Ladies and Gentlemen: Reference is hereby made to (a) the Amended and Restated Credit Agreement dated as of April 1, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Terex Corporation, a Delaware corporation (“Terex”), the Subsidiaries of Terex from time to time party thereto (together with Terex, the “Borrowers”), the Lenders and Issuing Banks from time to time party thereto and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), (b) the Refinancing Facility Agreement and Amendment No. 3 dated as of the date hereof (the “Amendment”), among Terex, the Subsidiary Borrowers and Subsidiary Guarantors party thereto, the Lenders and Issuing Banks party thereto, the Administrative Agent and the Collateral Agent, and (c) the Amended and Restated North Atlantic Guarantee Agreement dated as of October 8, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “NA Guaranty”), among New Terex Holdings UK Limited, a limited company organized under the laws of England, Terex International Holdings 2 Limited, a limited company organized under the laws of England and Wales, Terex International Financial Services Company Unlimited Company, a company incorporated under the laws of the Republic of Ireland (the “Terminated Borrowing Subsidiary”), and the Collateral Agent. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Amendment or the NA Guaranty, as applicable. Pursuant to Section 9.22 under the Credit Agreement, Terex hereby terminates the status of the Terminated Borrowing Subsidiary as a Subsidiary Borrower and a Borrower. Terex represents and warrants that (a) no Loans made to the Terminated Borrowing Subsidiary are outstanding as of the date hereof, (b) no Letters of Credit issued for the account of the Terminated Borrowing Subsidiary are outstanding as of the date hereof and (c) all amounts payable by the Terminated Borrowing Subsidiary in respect of interest and/or Fees (and, to the extent notified by the Administrative Agent, any Issuing Bank or any Lender, any other amounts payable under the Credit Agreement) pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. The parties hereto agree that pursuant to Section 4 of the Amendment the Terminated Borrowing Subsidiary shall also be released from its obligations under the NA Guaranty, and agree that from and after the date hereof, the Terminated Borrowing Subsidiary shall cease to be a North Atlantic Guarantor thereunder. For the avoidance of doubt, (a) nothing herein authorizes any release other than to the extent expressly set forth herein, (b) nothing herein shall in any manner discharge, affect or impair the obligations of the other Loan Parties (other than the Terminated Borrowing Subsidiary) under the Loan Documents and (c) no North Atlantic Guarantor other than the Terminated Borrowing Subsidiary is released from its obligations under the Loan Documents. It is understood and agreed that the Loan Documents shall otherwise remain in full force and effect.

[[7995111]] This instrument shall be construed in accordance with and governed by the laws of the State of New York. [Signature pages follow]

[[7995111]] TEREX CORPORATION, by Name: Title: TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY, by Name: Title:

[[7995111]] ACKNOWLEDGED AND AGREED TO: UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent, by Name: Title: by Name: Title: